UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06719

BB&T Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

E.G. Purcell, III, President

BB&T Funds

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

BB&T

Annual Report *to Shareholders*

September 30, 2009

BB&T | Funds

Sensible Investing for Generations®

BB&T Funds

Notice of Privacy Policy & Practices

BB&T Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the BB&T Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the BB&T Funds or service providers to the BB&T Funds.

Disclosure of Customer Information

We many disclose all of the consumer information outlined above to third parties who are not affiliated with the BB&T Funds:

•	as permitted by law — for example with service providers who maintain or service shareholder accounts for the BB&T Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institutional.

Security of Customer Information

We require service providers to the BB&T Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the BB&T Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the BB&T Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the BB&T Funds.

1 For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the BB&T Funds and individuals who provide nonpublic personal information to the BB&T Funds, but do not invest in BB&T Funds shares.

BB&T Funds

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this annual report for the 12-month period ended September 30, 2009. The economy suffered through a severe recession during this fiscal year, but during the second half of the period a number of leading economic indicators improved, suggesting that the economy may have begun to mend. In fact, just-released for third quarter of 2009, GDP was 3.5%. Financial markets exhibited tremendous volatility. Stocks generated losses for the period, while bonds posted strong gains. During the 12-month period ended September 30, 2009, the S&P 500 returned -6.91%; the Russell 2000 Index returned -9.55%; the MSCI All CountryWorld Index Ex-U.S. returned 2.75%; and the Barclays Capital U.S. Aggregate Bond Index returned 10.56%.

A challenging economic environment

The U.S. economy faced a number of challenges during the period, from a steady rise in unemployment to weak business and consumer spending and a steep wave of home foreclosures. These issues were compounded by continued fallout from the financial crisis and the high-profile bailouts of large portions of the auto and banking industries. In hopes of boosting liquidity and jumpstarting the economy, the Federal Reserve early in the period lowered its target federal funds rate from 2.00% to a range between 0% and 0.25%.

The economy began to stabilize mid-way through the period. Consumer spending started to rise from very low levels, aided by affordable gas prices, large tax refunds and lower payroll taxes. Nevertheless, the strength and sustainability of the recovery remained uncertain as the period ended.

Stocks fall, then rebound

Equities posted large losses in the first several months of the period, as investors displayed extreme aversion to risk. The market then rallied off its March 9th low point, as credit markets improved and the economy proved more resilient than many investors expected. Information technology stocks led the market for the fiscal year, while the worst-performing sector was financial services.

Foreign stocks fell farther than U.S. stocks early in the period as investors fled assets perceived to be risky, but then recovered more quickly and posted only a slight loss for the period as a whole.

Investors flee to bonds

The financial crisis early in the period drove investors to the relative safety of Treasury securities and other bonds backed by the U.S. government. As investors sought out Treasuries, they virtually ignored higher-risk fixed-income securities such as corporate bonds. That trend, started in the first quarter of 2009, reversed itself as the financial system recovered during the second half of the period. The shift led to strong performance among riskier securities, such as high-yield bonds, and relatively weak performance from Treasury securities. Ultimately, higher-risk holdings generated stronger returns for the period as a whole.

Our perspective

We expect the U.S. economy to grow in the coming months, although long-term growth likely will be below historical averages due to the combined effects of deleveraging, higher taxes, increased regulation and the continued aftermath of the housing crisis. We believe that consumer spending is likely to remain weak, making higher export levels, as well as government and business spending, imperative to the recovery. We believe that foreign economies are likely to recover more quickly than the United States.

In our view, subdued inflation and the Fed’s extremely accommodative monetary policy remain encouraging for stocks. We expect equities to outperform fixed income as the economy improves in the coming months.

Thank you for your confidence in the BB&T Funds. We encourage you to call us at 1-800-228-1872 with any questions.

Sincerely,

E.G. Purcell, III
President
BB&T Funds

Jeffrey J. Schappe, CFA
Chief Investment Officer
BB&T Asset Management, Inc.

Past performance does not guarantee future results.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. BB&T Asset Management, Inc., a wholly owned subsidiary of BB&T Corporation, serves as investment adviser to the BB&T Funds and is paid a fee for its services. Shares of the BB&T Funds (each a “Fund” and collectively, the “Funds”) are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by BB&T AM Distributors, Inc. (the “Distributor”). The Distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. BB&T Asset Management, Inc. does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

1

BB&T Large Cap Fund

Portfolio Manager

Ronald T. Rimkus, CFA

The BB&T Large Cap Fund is managed by Ronald T. Rimkus, a chartered financial analyst and Director of Core Equity at BB&T Asset Management, Inc. Mr. Rimkus has more than 16 years of investment experience, including hands-on management of both growth and value equity portfolios. Most recently, he spent seven years overseeing large-company core equity portfolios. Mr. Rimkus holds a BA from Brown University and an MBA from UCLA. He is supported by the BB&T Large Cap Core Equity Portfolio Management Team.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund returned -9.40% (Institutional Shares). That compared to a -6.91% return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. The 12-month period ended September 30, 2009 was an historic period in the markets, punctuated by two distinct sub-periods. In the first half of the fiscal year, investors largely shunned perceived investment risk, which led to widespread losses in the equity markets. Certain areas such as shares of financial firms were especially hard hit during the financial crisis in late 2008 and early 2009. However, as the financial markets began to improve in the early months of 2009, investors moved back into the equity markets, fueling a sharp rally among equities in the last half of the period.1

The rally benefited low-quality stocks, including a wide variety of companies that were on the brink of bankruptcy in March. These stocks benefited from improvements in the credit markets, and rallied much more strongly than higher-quality issues in the latter half of the period.1

Sector selection was a main contributor to the Fund’s performance relative to its benchmark. At the start of the fiscal year, the Fund held an overweight in the consumer staples sector and an underweight in energy and industrials. That positioning helped buoy performance during the worst of the financial crisis. But the Fund’s relative performance suffered when commodities, including energy, performed well in early 2009 prior to the improvement in the credit markets. Once we believed that the recovery in the financial markets was sustainable, we began increasing the Fund’s industrial, commodity and non-dollar exposure. That strategy, however, dragged on the Fund’s returns between March and June. By July, the Fund’s positioning and performance were much more in line with the economic rebound, and our positioning reflects this today.1

Moreover, the Fund during the second half of the period held overweight positions in financial, energy, industrial and material stocks. We believe that a global economic rebound will benefit such holdings, but those overweight positions detracted slightly from relative performance during recent months.1

The Fund generally benefited from its stock selections, which focused on undervalued shares of companies with sustainable competitive advantages, good management and strong returns on invested capital. That said, certain names in the financial sector contributed negatively to overall performance as that sector performed poorly in the wake of the troubles in the financial markets.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

2

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-14.86%	-2.40%	-0.10%
Class B Shares**	1/1/96	-13.87%	-2.10%	-0.11%
Class C Shares***	2/1/01[1]	-10.43%	-1.99%	-0.17%
Institutional Shares	10/9/92	-9.40%	-0.98%	0.75%
S&P 500 Index	N/A	-6.91%	1.02%	-0.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, would have caused performance to be lower.

The S&P 500 Index is generally considered to be representative of the performance of the stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

3

BB&T Mid Cap Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

The BB&T Mid Cap Value Fund is managed by Timothy P. Beyer, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling”), sub-adviser to the Fund. Mr. Beyer, who joined Sterling in 2004, is a graduate of East Carolina University, where he received his BSBA in Finance, and has 20 years of investment management experience. Mr. Beyer is supported by Eduardo Brea, CFA; Robert Bridges, CFA; Lee D. Houser, CFA; Patrick W. Rau, CFA; and Brian Walton, CFA.

Investment Concerns

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund posted a return of 3.21% (Institutional Shares). That compared to a -7.12% return for its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. Financial markets experienced a drop of historic proportions in the first half of the fiscal year. While the general market decline affected the Fund’s performance, we were able to produce a positive return for our fiscal year. In particular, our technology and consumer cyclical stocks produced notable gains as the economic environment improved in the second half of the year.1

While we didn’t completely avoid problems in the financial services sector, we had relatively low exposure to the banking industry. At fiscal year end, we owned only two bank stocks, and had very little exposure to real estate investment trusts. The outperformance of our financial stocks significantly boosted the Fund’s performance relative to the benchmark index, which was weighed down by the credit crisis and declining property values.1

The Fund’s health care holdings reduced returns relative to the benchmark, as concerns about potential health care reform weighed on these shares’ performance. However, we continued to believe that the stocks’ valuations are attractive, even under bearish reform scenarios.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

4

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	8/1/96[1]	-2.69%	3.87%	5.18%
Class B Shares**	7/25/01[1]	-1.83%	4.15%	5.13%
Class C Shares***	7/25/01[1]	2.08%	4.25%	5.09%
Institutional Shares	8/1/96[1]	3.21%	5.30%	6.04%
Russell Midcap® Value Index	N/A	-7.12%	3.53%	7.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Performance shown for Class A and Institutional Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. Those adjustments would have caused the Funds’s total return to be lower.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index which measures the performance of those securities in the Russell 1000 with lower price-to-book ratios or lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If fees had not been waived, the Fund’s total return for the periods would have been lower.

5

BB&T Mid Cap Growth Fund

Portfolio Manager

David P. Nolan

The BB&T Mid Cap Growth Fund is managed by David P. Nolan. A graduate of Wake Forest University, where he received a BS in Business, Mr. Nolan managed common and collective trust funds from 1985 to 1993 and has managed the Mid Cap Growth Fund since its inception in 1993.

Investment Concerns

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund returned -15.04% (Institutional Shares). That compared to a -0.40% return for its benchmark, the Russell Midcap® Growth Index.

Q. What factors affected the Fund’s performance?

A. Medium-sized growth stocks were extremely volatile during the period under review, contributing to the Fund’s negative returns. Poor returns from the high-growth, high price-to-earnings multiple firms in which the Fund invested contributed to much of the Fund’s underperformance.1

The Fund generally holds stocks of firms that the portfolio manager determines have higher projected growth rates than the benchmark index average. As the financial crisis deepened, investors lost confidence in the potential growth of such firms. In addition, the market recovery that began March 10, 2009, was led by low-growth firms, which the Fund tends to avoid. As a result, the Fund did not fully participate in the market’s rally.1

Stock selection in industrials, health care and technology also dragged on returns during the period under review. Detractors to performance included a global semiconductor firm, a provider of detention and corrections services operating in the United States and a global provider of mining equipment.1

Top contributors to performance included a Canadian coal mining and copper producing company, a global copper and gold producer, and a digital entertainment technology firm. Stock selection in consumer staples and energy also contributed to the Fund’s performance relative to its benchmark index. The Fund’s overweight position in health care also boosted its performance relative to the benchmark.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

6

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	12/30/93	[1]	-20.06%	-0.05%	-0.85%
Class B Shares**	7/25/01	[1]	-19.03%	0.24%	-0.85%
Class C Shares***	7/25/01	[1]	-15.85%	0.40%	-0.86%
Institutional Shares	12/1/93	[1]	-15.04%	1.38%	-0.02%
Russell Midcap® Growth Index	N/A		-0.40%	3.75%	2.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Growth Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. The Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. Those adjustments would have caused the Fund’s total return to be lower.

The Fund is measured against the Russell Midcap® Growth Index, an unmanaged index which measures the performance of those securities in the Russell 1000® Index with higher price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total returns for the periods would have been lower.

7

BB&T Small Cap Fund

Portfolio Manager

David P. Nolan

The BB&T Small Cap Fund is managed by David P. Nolan. A graduate of Wake Forest University, where he received a BS in Business, Mr. Nolan managed common and collective trust funds from 1985 to 1993. He is supported by the BB&T Small Cap Portfolio Management Team, which includes Brian Baker.

Investment Concerns

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Diversification does not guarantee a profit nor protect against a loss.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund returned -19.70% (Institutional Shares). That compared to a -9.55% return for its benchmark, the Russell 2000® Index of small-cap stocks.

Q. What factors affected the Fund’s performance?

A. The generally poor environment for small-cap stocks contributed to the Fund’s negative returns during the period. In addition, the Fund’s long-term commitment to shares of high-quality companies in the small cap sector played a key role in determining its relative returns.1

The Fund typically invests in shares of companies the portfolio manager believes are financially stable with strong fundamentals and solid defensive characteristics. Such stocks helped the portfolio to outperform the benchmark index by almost two percentage points for the first six months of the fiscal year, when the market declined sharply. But shares of companies the portfolio manager believes are less financially stable led the market rally that occurred during the second half of the fiscal year. As a result, the Fund trailed the benchmark by a wide margin.1

Some individual stock selections suffered significant declines due to industry-wide or company-specific problems. They included stocks of a global semiconductor firm, a small oil firm and a health care services firm.1

Some stock selections boosted the Fund’s relative performance. They included shares of a digital entertainment technology firm, a marine infrastructure services company and a provider of information technology services. Stock selection in consumer staples also contributed to the Fund’s performance relative to its benchmark. And the Fund’s overweight positions in health care and technology helped bolster its performance, as did its underweight position in financials.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

8

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	5/19/03	-24.50%	-3.32%	3.09%
Class B Shares**	5/19/03	-23.71%	-3.02%	3.26%
Class C Shares***	5/19/03	-20.57%	-2.91%	3.24%
Institutional Shares	5/19/03	-19.70%	-1.90%	4.30%
Russell 2000® Index	5/31/03	-9.55%	2.41%	6.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Russell 2000® Index is a widely recognized index of common stocks that measures the performance of small- to mid-sized companies. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

9

BB&T International Equity Fund

Portfolio Managers

Rudolph-Riad Younes, CFA

Richard Pell

The BB&T International Equity Fund is managed by Rudolph-Riad Younes, CFA, Director and Head of International Equity at Artio Global Management LLC (“Artio Global”) (previously known as Julius Baer Investment Management LLC ), subadvisor to the Fund, since August 2000, and with the predecessor organization Julius Baer Group since September 1993, and Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer with Artio Global since August 2000, and with the predecessor organization Julius Baer Group since January 1995.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund returned -3.42% (Institutional Shares). That compared to a 2.75% return for its benchmark, the MSCI All Country World Index Ex-U.S(net).

Q. What factors affected the Fund’s performance?

A. The portfolio’s absolute return was negatively affected by the decline in the global equity markets, a seizure of the credit markets, and the general negative economic outlook during the period of October 1, 2008 through March 9, 2009. The portfolio and equity markets recovered in a rally that began in the U.S. financial sector at the beginning of March 2009 and has continued through the end of September. This rally quickly expanded to other sectors as investors’ appetite for risk, which had been constrained, increased substantially. Parts of the market that had been areas for concern, such as financial companies and emerging markets, performed well as risk aversion retreated.1

Prior to the market rally in March, the portfolio benefited from a defensive sector posture in sectors such as consumer staples, healthcare, telecommunications and utilities. Underweight allocations to higher-risk areas such as consumer discretionary stocks and emerging markets boosted relative performance during this time. Additionally, higher-than average cash levels over this time frame mitigated some of the downward influence of the global stock markets. Defensive hedges, particularly hedges into the yen, also added to relative performance, as did an underweight position in the Japanese equity market. Following the market reversal, an overweight stake in the materials sector and stock selection within the sector boosted relative performance.1

Three primary factors drove the portfolio’s relative underperformance for the fiscal year as a whole: an underweight to emerging markets, an underweight to global financials, and a bias toward higher-quality companies. The majority of the relative underperformance occurred within an eight-week timeframe following the market reversal in March — prior to that point, relative performance benefited from these positions.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

10

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/2/97	-9.25%	1.04%	-1.32%
Class B Shares**	1/2/97	-8.14%	1.39%	-1.34%
Class C Shares***	2/1/01[1]	-4.66%	1.46%	-1.49%
Institutional Shares	1/2/97	-3.42%	2.51%	-0.50%
MSCI All Country World Index Ex-U.S.(net)	12/31/96	2.75%	5.42%	1.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The MSCI All Country World Index Ex-U.S. Index(net) is a unmanaged market capitalization-weighted index that is designed to represent the performance of equity markets in the global developed and emerging markets, excluding the United States. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

11

BB&T Special Opportunities Equity Fund

Portfolio Manager

George F. Shipp, CFA

The BB&T Special Opportunities Equity Fund is managed by George F. Shipp, CFA, chief investment officer of Scott & Stringfellow, LLC (“Scott & Stringfellow”), subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a BA from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; Joshua L. Haggarty, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CPA. The team brings to the Fund more than four decades of combined investment management experience, along with a broad range of investing skills.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund returned 1.91% (Institutional Shares). That compared to a -6.91.% return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. Stocks as measured by the S&P 500 generated losses for the fiscal year due to investors’ concerns about the global economic slowdown, as well as the collapse of credit markets and the ensuing financial panic. While the Fund was not immune to these factors, it produced a modest positive return for the period under review.1

The Fund’s return relative to its benchmark index benefited from sector selection. Information technology and healthcare firms were both among the benchmark index’s three best-performing sectors. The Fund’s overweight positions in these sectors improved performance relative to the index. The Fund’s underweight position in financials also boosted relative performance.1

Meanwhile, a leading provider of cable TV and Internet services, a defense contractor, and a global oil and gas exploration company weighed on returns relative to the benchmark index. Certain characteristics of these firms — underlying earnings and/or long-term asset values — grew during the period, leading us to increase our positions when prices were low.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

12

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	6/2/03	-4.14%	6.45%	9.73%
Class B Shares**	6/2/03	-2.75%	6.76%	9.94%
Class C Shares***	6/2/03	0.97%	6.91%	9.94%
Institutional Shares	6/2/03	1.91%	7.99%	11.04%
S&P 500 Index	5/31/03	-6.91%	1.02%	3.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

13

BB&T Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

The BB&T Equity Income Fund is managed by George F. Shipp, CFA, Chief Investment Officer of Scott & Stringfellow, LLC (“Scott & Stringfellow”), subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a BA from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; Joshua L. Haggarty, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CPA. The team brings to the Fund more than four decades of combined investment management experience, along with a broad range of investing skills.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund returned -5.18% (Institutional Shares). That compared to a -6.91% return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. Stocks as measured by the S&P 500 generated losses for the fiscal year due to investors’ concerns about the global economic slowdown, as well as the collapse of credit markets and the ensuing financial panic. We believe that these factors caused the Fund to generate a negative return for the period under review.1

The Fund’s return relative to its benchmark index benefited from sector selection. The Fund held an underweight position in financials, the worst-performing sector in the S&P 500 for the fiscal year. The Fund’s underweight position boosted relative performance. The Fund also began the period holding more cash than many of its peers, which allowed managers to take advantage of the price weaknesses that emerged.1

This Fund invests in stocks that offer above average and growing dividends. Although stocks exhibiting those criteria historically have tended to out-perform more speculative no-yield companies, following the stock market’s bottom on March 9, 2009, dividend-payers have dramatically lagged. In the nine months ended September 30, dividend-paying stocks in the S&P 500 gained 17.5% on average, while non-dividend paying stocks have surged 56.7%. These factors were largely responsible for the Fund’s performance relative to its benchmark index. The Fund’s overweight position in energy also dragged on relative performance, as energy shares were the market’s second-worst performer for the fiscal year.1

During a period when record numbers of companies slashed dividends, the Fund saw dividends maintained or increased at the vast majority of its holdings, which we believe is a testament to the high-quality holdings within our portfolio.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

14

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	6/30/04	-10.75%	5.49%	5.99%
Class B Shares**	6/30/04	-9.76%	5.80%	6.24%
Class C Shares***	6/30/04	-6.10%	5.95%	6.38%
Institutional Shares	6/30/04	-5.18%	7.00%	7.44%
S&P 500 Index	6/30/04	-6.91%	1.02%	0.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

15

BB&T Short U.S. Government Fund

Portfolio Manager

Kevin E. McNair, CFA

The BB&T Short U.S. Government Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a BA in Economics from the University of North Carolina-Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Robert F. Millikan, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund gained 4.94% (Institutional Shares). That compared to a 5.27% return for its benchmark, the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index.

Q. What factors affected the Fund’s performance?

A. The financial markets experienced two distinct environments during the 12-month period ended September 30, 2009. The first half of the period was marked by a worsening of the recent financial crisis, which fueled a widespread flight to quality among investors. Treasury securities were the main beneficiaries during that period because of their relative safety. But as the financial markets improved, investors’ appetite for risk increased and securities such as corporate bonds and agency issues performed well.1

Yields fell on short-term bonds early in the period as investor demand grew for short-term securities. Since bond prices rise when yields fall, that demand contributed to the fund’s absolute performance during the period. In relative terms, however, the Fund lagged its benchmark early in the period due to an underweight position in Treasury securities, which performed very well during the first few months of the period.1

That performance reversed as the period continued thanks to the Fund’s overweight positions relative to its benchmark in corporate bonds and agency securities. We believed that though these securities carried more risk than Treasury securities, they offered more return potential. Indeed, rising investor demand for these securities midway through the period resulted in strong gains, which benefited the Fund. Those overweight positions were largely responsible for the Fund’s outperformance of its benchmark during the period.1

We anticipated that interest rates would rise during the period as the financial markets recovered. That led us to position the Fund with an average duration shorter than that of its benchmark. A shorter duration makes a portfolio less sensitive to interest rate movements. Interest rates, however, continued to fall during the period. That shorter average duration had a slight negative impact on the Fund’s performance relative to the benchmark.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

16

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	1.38%	2.87%	3.64%
Institutional Shares	11/30/92	4.94%	3.76%	4.21%
Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index	N/A	5.27%	5.42%	5.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index, an unmanaged index which includes U.S. government and agency bonds that have a minimum issue size of $150 million and is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

17

BB&T Intermediate U.S. Government Fund

Portfolio Manager

Brad D. Eppard, CFA

The BB&T Intermediate U.S. Government Fund is managed by Brad D. Eppard, CFA. Mr. Eppard received a BS in Business Administration/ Accounting from Radford University and has been managing investors’ money since 1986. Mr. Eppard is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; David T. Johnson; Kevin E. McNair, CFA; Robert F. Millikan, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund gained 9.06% (Institutional Shares). That compared to a 8.31% return for its benchmark, the Barclays Capital U.S. Government/Mortgage Bond Index.

Q. What factors affected the Fund’s performance?

A. Bonds posted strong returns throughout the period. A deepening financial crisis led investors to seek the relative safety of fixed-income securities — especially Treasuries — early in the period. Falling interest rates also helped push bond prices higher. Bonds continued to perform well during the second half of the period, but Treasuries lost ground relative to other issues as investors grew more optimistic about a market recovery and shifted money into corporate and agency-backed securities.1

The Fund maintained an underweight position in Treasuries relative to its benchmark, and held a significant overweight in agency debt. That strategy initially dragged on relative returns as Treasuries performed well early in the period. But intervention by the federal government to shore up the finances of agencies including Fannie Mae and Freddie Mac led to a rally in such securities during the second half of the period.1

We also found opportunities in the corporate bond sector around the mid-point of the fiscal year; investors had largely shunned such securities early in the period. A 10% exposure to high-quality corporate bonds helped boost relative performance through the period.1

The Fund’s duration began the period slightly longer than that of its benchmark index. That helped performance early in the period as interest rates fell. However, we anticipated that interest rates would begin to climb as the period wore on, and adopted a relatively short duration. That strategy hurt relative performance as interest rates continued to fall through the period. 1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

18

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	2.66%	3.56%	4.87%
Class B Shares**	1/1/96	4.01%	3.84%	4.86%
Class C Shares***	2/1/01[1]	8.00%	4.03%	4.86%
Institutional Shares	10/9/92	9.06%	5.04%	5.74%
Barclays Capital U.S. Government/Mortgage Bond Index	N/A	8.31%	5.54%	6.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, would have caused performance to be lower.

The Fund is measured by the Barclays Capital U.S. Government/Mortgage Bond Index, an unmanaged index which is widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years, and agency mortgage backed securities. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

19

BB&T Total Return Bond Fund

Portfolio Manager

Mark Montgomery, CFA

The BB&T Total Return Bond Fund is managed by Mark Montgomery, CFA, Managing director, Fixed Income Portfolio Manager and head of Sterling Capital Management’s fixed income team. Mr. Montgomery is supported by Richard LaCoff; Howard Buznitsky, CFA; Neil Grant, CFA; Peter Brown, CFA and Michael Mc Vicker.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund gained 14.16% (Institutional Shares). That compared to a 10.56% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. The financial crisis early in the period drove investors to the relative safety of Treasury securities, which are backed by the U.S. government. As investors sought out Treasuries, they virtually ignored higher-risk fixed-income securities such as corporate bonds. However, that trend reversed itself as the financial markets began to recover midway through the period. The shift led to strong performance among more risky securities, and relatively weak performance from Treasury securities. Ultimately, higher-risk holdings generated stronger returns for the period as a whole.1

The Fund performed well relative to its benchmark, in large part due to its exposure to corporate bonds and commercial mortgage-backed securities. The Fund held an overweight position relative to its benchmark in those securities, which contributed to outperformance during the period.1

The Fund was underweighted in Treasuries relative to its benchmark. We correctly anticipated that the strong demand for these securities early in the period would wane as investors saw improvements in the financial markets. We also anticipated an influx in supply of Treasury bonds due to the government’s fiscal and monetary efforts to stimulate the sagging economy. While our strategy hurt performance slightly early in the period, it added considerably to performance as the period wore on.1

Interest rates were volatile during the period, but ultimately ended the fiscal year lower than at the beginning of the period. We did not choose to take a strong position on the direction of interest rates in this environment, and the Fund’s duration was neutral relative to its benchmark. That neutral position did not significantly affect its relative performance.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

20

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	12/2/99	7.37%	3.72%	5.32%
Class B Shares**	12/2/99	9.03%	4.03%	5.32%
Class C Shares***	2/1/01[1]	13.14%	4.22%	5.20%
Institutional Shares	12/2/99	14.16%	5.24%	6.21%
Barclays Capital U.S. Aggregate Bond Index	11/30/99	10.56%	5.13%	6.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

21

BB&T Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T Kentucky Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund gained 13.00% (Institutional Shares). That compared to a 12.52% return for the Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The municipal bond market produced very volatile returns during this period. The financial crisis led to a number of developments that hurt municipal securities in the period’s first several months, including forced selling by institutional investors and the failure of bond insurers. Those conditions led to much higher yields and considerably lower prices on municipal securities. The municipal markets then rallied powerfully between March and September, helping the Fund post strong gains for the fiscal year as a whole.1

We believe that the high quality of the Fund’s portfolio boosted returns relative to the benchmark. We invested opportunistically early in the period to take advantage of the extremely high yields available, and also extended the Fund’s duration in order to capture greater yield. In particular, we purchased some bonds with 20-year maturities, which offered premium yields. Such bonds produced some of the municipal market’s best returns during the summer rally, helping the Fund outperform its index. 1

We allowed the Fund’s duration to shorten as the market surged during the second half of the period. That strategy, which we employed to manage risk, reduced the Fund’s relative performance as longer-term bonds continued to post strong gains.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

22

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	2/24/03	9.28%	3.56%	3.86%
Institutional Shares	2/24/03	13.00%	4.48%	4.34%
Barclays Capital 7-Year Municipal Bond Index	2/28/03	12.52%	4.88%	4.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

23

BB&T Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T Maryland Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in Maryland municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Maryland municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund gained 13.70% (Institutional Shares). That compared to a 12.52% return for the Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The municipal bond market produced very volatile returns during this period. The financial crisis led to a number of developments that hurt municipal securities in the period’s first several months, including forced selling by institutional investors and the failure of bond insurers. Those conditions led to much higher yields and considerably lower prices on municipal securities. The municipal markets then rallied powerfully between March and September, helping the Fund post strong gains for the fiscal year as a whole.1

We believe that the high quality of the Fund’s portfolio boosted returns relative to the benchmark. Maryland’s state credit ratings are some of the highest in the nation, so quality-conscious investors prized the state’s municipal bonds. We invested opportunistically early in the period to take advantage of the extremely high yields available, and also extended the Fund’s duration in order to capture greater yield. In particular, we purchased some bonds with 20-year maturities, which offered premium yields. Such bonds produced some of the municipal market’s best returns during the summer rally, helping the Fund outperform its index.1

We allowed the Fund’s duration to shorten as the market surged during the second half of the period. That strategy, which we employed to manage risk, reduced the Fund’s relative performance as longer-term bonds continued to post strong gains.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

24

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	2/24/03	10.04%	4.06%	3.94%
Institutional Shares	2/24/03	13.70%	4.96%	4.58%
Barclays Capital 7-Year Municipal Bond Index	2/28/03	12.52%	4.88%	4.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

25

BB&T North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T North Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in North Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of North Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund gained 12.63% (Institutional Shares). That compared to a 12.52% return for the Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The municipal bond market produced very volatile returns during this period. The financial crisis led to a number of developments that hurt municipal securities in the period’s first several months, including forced selling by institutional investors and the failure of bond insurers. Those conditions led to much higher yields and considerably lower prices on municipal securities. The municipal markets then rallied powerfully between March and September, helping the Fund post strong gains for the fiscal year as a whole.1

We believe that the high quality of the Fund’s portfolio boosted returns relative to the benchmark. We invested opportunistically early in the period to take advantage of the extremely high yields available, and also extended the Fund’s duration in order to capture greater yield. In particular, we purchased some bonds with 20-year maturities, which offered premium yields. Such bonds produced some of the municipal market’s best returns during the summer rally, helping the Fund outperform its index. 1

We allowed the Fund’s duration to shorten as the market surged during the second half of the period. That strategy, which we employed to manage risk, reduced the Fund’s relative performance as longer-term bonds continued to post strong gains.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

26

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/16/92	9.00%	3.67%	4.54%
Institutional Shares	10/16/92	12.63%	4.58%	5.07%
Barclays Capital 7-Year Municipal Bond Index	N/A	12.52%	4.88%	5.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

27

BB&T South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T South Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in South Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of South Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund gained 13.01% (Institutional Shares). That compared to a 12.52% return for the Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The municipal bond market produced very volatile returns during this period. The financial crisis led to a number of developments that hurt municipal securities in the period’s first several months, including forced selling by institutional investors and the failure of bond insurers. Those conditions led to much higher yields and considerably lower prices on municipal securities. The municipal markets then rallied powerfully between March and September, helping the Fund post strong gains for the fiscal year as a whole.1

We believe that the high quality of the Fund’s portfolio boosted returns relative to the benchmark. We invested opportunistically early in the period to take advantage of the extremely high yields available, and also extended the Fund’s duration in order to capture greater yield. In particular, we purchased some bonds with 20-year maturities, which offered premium yields. Such bonds produced some of the municipal market’s best returns during the summer rally, helping the Fund outperform its index. 1

We allowed the Fund’s duration to shorten as the market surged during the second half of the period. That strategy, which we employed to manage risk, reduced the Fund’s relative performance as longer-term bonds continued to post strong gains.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

28

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/20/97	9.37%	3.55%	4.58%
Institutional Shares	10/20/97	13.01%	4.44%	5.11%
Barclays Capital 7-Year Municipal Bond Index	10/31/97	12.52%	4.88%	5.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

29

BB&T Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund gained 13.39% (Institutional Shares). That compared to a 12.52% return for the Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The municipal bond market produced very volatile returns during this period. The financial crisis led to a number of developments that hurt municipal securities in the period’s first several months, including forced selling by institutional investors and the failure of bond insurers. Those conditions led to much higher yields and considerably lower prices on municipal securities. The municipal markets then rallied powerfully between March and September, helping the Fund post strong gains for the fiscal year as a whole.1

We believe that the high quality of the Fund’s portfolio boosted returns relative to the benchmark. Quality-conscious investors prized Virginia’s municipal bonds, because the state’s credit quality is one of the highest in the nation. We invested opportunistically early in the period to take advantage of the extremely high yields available, and also extended the Fund’s duration in order to capture greater yield. In particular, we purchased some bonds with 20-year maturities, which offered premium yields. Such bonds produced some of the municipal market’s best returns during the summer rally, helping the Fund outperform its index.1

We allowed the Fund’s duration to shorten as the market surged during the second half of the period. That strategy, which we employed to manage risk, reduced the Fund’s relative performance as longer-term bonds continued to post strong gains.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

30

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	5/17/99	9.75%	3.81%	4.62%
Institutional Shares	5/17/99	13.39%	4.69%	5.14%
Barclays Capital 7-Year Municipal Bond Index	5/31/99	12.52%	4.88%	5.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

31

BB&T West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T West Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in West Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of West Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund gained 11.41% (Institutional Shares). That compared to a 12.52% return for the Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The municipal bond market produced very volatile returns during this period. The financial crisis led to a number of developments that hurt municipal securities in the period’s first several months, including forced selling by institutional investors and the failure of bond insurers. Those conditions led to much higher yields and considerably lower prices on municipal securities. The municipal markets then rallied powerfully between March and September, helping the Fund post strong gains for the fiscal year as a whole.1

The collapse of bond insurers weighed on this Fund’s returns relative to its benchmark. West Virginia relied more heavily than other states on insurance to boost the credit rating of many of its bonds. When the insurers failed the bonds were downgraded, leading to price declines. While we do not count on insurance, the Fund’s returns were affected by bond downgrades.1

We invested opportunistically early in the period to take advantage of the extremely high yields available, and also extended the Fund’s duration in order to capture greater yield. In particular, we purchased some bonds with 20-year maturities, which offered premium yields. Such bonds produced some of the municipal market’s best returns during the summer rally, boosting the Fund’s performance relative to its index.1

We allowed the Fund’s duration to shorten as the market surged during the second half of the period. That strategy, which we employed to manage risk, reduced the Fund’s relative performance as longer-term bonds continued to post strong gains.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

32

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/17/93[1]	7.80%	3.30%	4.42%
Institutional Shares	12/1/93[1]	11.41%	4.19%	5.02%
Barclays Capital 7-Year Municipal Bond Index	N/A	12.52%	4.88%	5.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the periods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

33

BB&T National Tax-Free Money Market Fund

Portfolio Managers

Michael Sirianni

The BB&T National Tax-Free Money Market Fund is managed by Michael Sirianni, portfolio manager for Federated Investment Management Company (“Federated IMC”), subadvisor to the Fund. Mr. Sirianni is primarily responsible for the day-today management of the portfolio. He is supported by an investment management team from Federated IMC which includes Nancy J. Beltz, CFA, Hanan Callas, CFA, Kyle D. Stewart, CFA, and a group of five money market traders. On average, team members bring more than a decade of investment management experience to the Fund, with specialization in money market portfolio management and credit analysis.

Investment Concerns

Investments in the BB&T National Tax Free Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Fund began the period with a seven-day yield of 6.33% (Institutional Shares) and ended the period with a seven-day yield of 0.31%.

The financial crisis that occurred during this period had significant impacts on this Fund’s yield. The credit and liquidity crunch that occurred in fall of 2008 led to a spike on yields on municipal money market issues, pushing them well above yields on taxable money market securities.1

We employed a number of strategies to attempt to maintain shareholder liquidity during this period, including maintaining high credit quality and holding between 82% and 85% of assets in highly liquid seven-day demand notes. We also wound down positions in insured paper just prior to this period, which proved beneficial when several bond insurers were downgraded.1

The Federal Reserve Board lowered its target short-term interest rate during this fiscal year, from 2.00% to a range between 0% and 0.25%. The government also responded to the financial crisis by establishing facilities to affirm the market’s liquidity. These factors gradually pushed down yields on the types of securities in which the Fund invests.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

34

BB&T Prime Money Market Fund

Portfolio Managers

Deborah A. Cunningham and Paige Wilhelm

The BB&T Prime Money Market Fund is managed by Deborah A. Cunningham and Paige Wilhelm, portfolio managers for Federated Investment Management Company (“Federated IMC”), subadvisor to the Fund. Mrs. Cunningham and Mrs. Wilhelm are primarily responsible for the day-to-day management of the portfolio. They are supported by an investment management team from Federated IMC which includes William Jamison, Natalie F. Metz, Mary Ellen Tesla, Mark F. Weiss, CFA, and a group of eight money market traders. On average, team members bring more than a decade of investment management experience to the Fund, with specialization in money market portfolio management and credit analysis.

Investment Concerns

Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2008 and September 30, 2009?

A. The financial crisis last fall led to a liquidity crunch in the money markets. Investors fled to Treasury bills and away from commercial paper and other non-government instruments, causing yields on money market securities to rise.

Yields gradually declined in 2009, as the government took a number of steps to support the market’s liquidity, including lowering the federal funds rate from 2.00% to a range between 0% and 0.25%.1

The BB&T Prime Money Market Fund invests in commercial paper, asset-backed commercial paper, variable-rate notes, bank instruments and repurchase agreements. We held the bulk of the Fund’s investments during the period in securities issued by the bank and finance industry, which in our estimation provided the best value to investors. Our stringent credit analysis process enabled the Fund to capture the additional yield offered by such securities while steering clear of credit problems.1

The Fund began the period with a relatively short average maturity of 46 days, in part because of a sizable position in overnight securities — a position designed to ensure liquidity for shareholders during the crisis. The Fund ended the period with an average maturity of 57 days.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

35

BB&T U.S. Treasury Money Market Fund

Portfolio Manager

Kevin E. McNair, CFA

The BB&T U.S. Treasury Money Market Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a BA in Economics from the University of North Carolina at Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; David T. Johnson; and Robert F. Millikan, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Federal Funds Rate began the period at 2.00%. In the first month of the period, the Federal Reserve Board (“the Fed”) cut that rate twice by 50 basis points for a combined drop of 100 basis points. In December, the Fed reduced rates again, lowering its target rate to a range of 0.00% to 0.25%.1

Interest rates in general have continued to fall throughout the period, resulting in significantly lower yields among money market securities. The Fund’s (Institutional Shares) seven-day yield was 0.50% at the beginning of the period; by the end of the 12-month period, that seven-day yield stood at just 0.01%.1

The Fund invests primarily in Treasury securities and repurchase agreements that are backed by Treasury securities. That has resulted in a lower yield than some funds that invest in higher-risk fixed-income securities, because Treasury yields have fallen precipitously as the Fed has lowered its target short-term interest rate. What’s more, we expect Treasury yields to remain very low in the near term. We expect that yields will begin to rise when the market anticipates a rise in interest rates, and the Fed has commented that it doesn’t expect to raise interest rates in the near future.1

As of September 30, 2009, the Fund held 48.3% of its assets in repurchase agreements, 34.9% in Treasury bills and 16.7% in Treasury notes. The Fund’s average maturity was 50 days, and its credit quality as rated by Standard & Poor’s was AAA.1

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

36

BB&T Capital Manager Funds

Portfolio Managers

BB&T Balanced Portfolio Management Team

The BB&T Capital Manager Funds are managed by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, CFA; Will Gholston, CFA; Robert F. Millikan, CFA; and Ronald T. Rimkus, CFA. The team brings to the Fund over eight decades of combined investment management experience, along with a broad range of specialized skills encompassing value stocks, growth stocks and fixed-income securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Capital Manager Equity Fund

Capital Manager Growth Fund

Capital Manager Moderate Growth Fund

Capital Manager Conservative Growth Fund

(Collectively, the “Capital Manager Funds”)

Q. How did the Funds (Institutional Shares) perform during the 12-month period between October 1, 2008 and September 30, 2009?

A. The Capital Manager Funds and their benchmarks generated the following returns:

The Capital Manager Equity Fund: -7.33%.

The S&P 500 Index:-6.91%.

The Capital Manager Growth Fund: -0.87%. Composite index with a 75% weighting in the S&P 500 and a 25% weighting in the Barclays Capital Intermediate Government Bond Index: -2.68%

The Capital Manager Moderate Growth Fund: 2.91%. Composite index with a 60% weighting in the S&P 500 and a 40% weighting in the Barclays Capital Intermediate Government Bond Index : -0.14%

The Capital Manager Conservative Growth Fund: 6.28%. Composite index with a 40% weighting in the S&P 500 and a 60% weighting in the Barclays Capital Intermediate Government Bond Index: 3.24%

Q. What factors affected the Funds’ performance?

A. The Capital Manager Funds invest in a combination of the BB&T Large Cap Fund, the BB&T Mid Cap Value Fund, the BB&T Mid Cap Growth Fund, BB&T Equity Income Fund, BB&T Special Opportunities Equity Fund, the BB&T International Equity Fund, the BB&T U.S. Treasury Money Market Fund, the iShares S&P 500 Index Fund, the iShares Russell 2000 Index Fund, and the Credit Suisse Commodity Return Strategy Fund. The three Capital Manager Funds with fixed-income allocations also hold exposure to the BB&T Total Return Bond Fund.[1]

The equity markets performed poorly during the 12 months through September 2009. The majority of those losses, however, occurred in the early part of the period as the global financial crisis worsened. Midway through the period, the financial markets began to rebound, and domestic and international equities posted strong gains for the duration of the period. The S&P 500 returned -6.91% during the full 12-month period, while the MSCI All Country World Index Ex-U.S. returned 2.75%. The Funds with allocations to fixed-income securities benefited from relatively strong bond performance, as the Barclays Capital Intermediate Government Bond Index returned 10.01% for the fiscal year.[1]

Each Capital Manager Fund held 25% of its equity allocation in international equities. The Funds benefited from their exposure to international stocks, which significantly outperformed domestic equities during the latter half of the period.[1]

The Funds were hurt by their exposure to small-cap equities. The S&P 500 index tracks large-company stocks, which performed better than smaller companies during the recent financial crisis. The freezing of the credit markets strongly impacted small companies, as such companies tend to rely more on credit than their larger peers. The Capital Manager Funds each held 10% of their domestic equity allocations in small-cap equities.[1]

An overweight exposure in value stocks also dragged on relative performance, as value indices included shares of many of the financial firms that were hardest hit during the recent financial crisis. Value outperformed growth during the latter half of the period, but the poor performance of financial stocks in the early part of the period had a negative impact on the Funds.[1]

In May, we also added an overweight position in commodities relative to the Funds’ benchmarks. Historically, commodities perform well coming out of a recessionary period. The Dow Jones-UBS Commodity Index slightly outperformed the Barclays Capital Intermediate Government Bond Index during the final three months of the period. As a result, the Funds’ exposure to commodities had a small positive impact on relative performance.[1]

[1]	Portfolio composition is as of September 30, 2009 and is subject to change.

37

BB&T Capital Manager Conservative Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	10 Years
A Shares*	1/29/98[1]	-0.09%	2.01%	2.17%
B Shares**	1/29/99[2]	1.15%	2.29%	2.21%
C Shares***	2/1/01[3]	5.09%	2.45%	2.10%
Institutional Shares	10/2/97	6.28%	3.50%	3.04%
S&P 500 Index	9/30/97	-6.91%	1.02%	-0.15%
Barclays Capital Int. Government Bond Index	9/30/97	10.01%	4.68%	5.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]

Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[2]

Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Barclays Capital Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

38

BB&T Capital Manager Moderate Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	10 years
A Shares*	1/29/98[1]	-3.19%	1.03%	1.02%
B Shares**	1/29/99[2]	-2.19%	1.33%	1.01%
C Shares***	2/1/01[3]	1.85%	1.48%	1.00%
Institutional Shares	10/2/97	2.91%	2.50%	1.88%
S&P 500 Index	9/30/97	-6.91%	1.02%	-0.15%
Barclays Capital Int. Government Bond Index	9/30/97	10.01%	4.68%	5.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]

Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[2]

Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Barclays Capital Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

39

BB&T Capital Manager Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	10 Years
A Shares*	1/29/98[1]	-6.95%	0.05%	-0.16%
B Shares**	1/29/99[2]	-5.77%	0.34%	-0.16%
C Shares***	2/1/01[3]	-1.90%	0.48%	-0.21%
Institutional Shares	10/2/97	-0.87%	1.51%	0.69%
S&P 500 Index	9/30/97	-6.91%	1.02%	-0.15%
Barclays Capital Int. Government Bond Index	9/30/97	10.01%	4.68%	5.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]

Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[2]

Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Barclays Capital Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

40

BB&T Capital Manager Equity Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2009	Inception Date	1 Year	5 Years	Since Inception
A Shares*	3/19/01	-12.89%	-1.49%	-1.28%
B Shares**	3/19/01	-12.01%	-1.22%	-1.29%
C Shares***	3/19/01	-8.11%	-1.01%	-1.32%
Institutional Shares	3/19/01	-7.33%	-0.08%	-0.34%
S&P 500 Index	3/19/01	-6.91%	1.02%	-0.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

41

BB&T Funds

Summary of Portfolio Holdings (Unaudited)

The BB&T Funds invested, as a percentage of net assets, in the following industry sectors, countries, states, funds or security types, as of September 30, 2009.

Large Cap Fund	Percentage of net assets
Consumer Discretionary	6.9%
Consumer Staples	2.7%
Energy	15.1%
Financials	21.4%
Health Care	12.2%
Industrials	13.7%
Information Technology	16.5%
Materials	6.5%
Utilities	2.6%
Cash Equivalents	2.2%

99.8%

Mid Cap Value Fund	Percentage of net assets
Consumer Discretionary	20.4%
Energy	3.6%
Financial Services	31.9%
Health Care	14.8%
Materials & Processing	3.5%
Producer Durables	5.4%
Technology	16.5%
Utilities	1.7%
Cash Equivalents	6.0%

103.8%

Mid Cap Growth Fund	Percentage of net assets
Consumer Discretionary	11.8%
Consumer Staples	1.7%
Energy	9.5%
Financials	5.5%
Health Care	7.9%
Industrials	12.7%
Information Technology	28.3%
Materials	9.0%
Exchange Traded Funds	3.5%
Cash Equivalents	16.7%

106.6%

Small Cap Fund	Percentage of net assets
Consumer Discretionary	15.4%
Consumer Staples	5.2%
Energy	5.2%
Financials	9.2%
Health Care	8.6%
Industrials	20.6%
Information Technology	29.5%
Materials	1.7%
Utilities	0.9%
Exchange Traded Funds	2.4%
Cash Equivalents	13.8%

112.5%

International Equity Fund	Percentage of net assets
Australia	6.9%
Austria	0.8%
Belgium	0.7%
Brazil	2.6%
Canada	4.3%
China	2.4%
Czech Republic	1.2%
Denmark	0.6%
Finland	0.5%
France	10.4%
Germany	7.3%
Greece	0.3%
Hong Kong	2.7%
Hungary	0.6%
India	1.1%
Indonesia	0.1%
Ireland	0.6%
Italy	2.6%
Japan	9.8%
Korea (South)	2.8%
Mexico	0.9%
Netherlands	3.7%
Norway	1.0%
Poland	0.3%
Portugal	0.1%
Russia	2.2%
Singapore	0.7%
South Africa	0.8%
Spain	4.0%
Sweden	1.3%
Switzerland	5.9%
Taiwan	0.7%
Ukraine	0.2%
United Kingdom	13.3%
United States	0.1%
Exchange Traded Funds	5.0%
Cash Equivalents	2.4%

100.9%

Special Opportunities Equity Fund	Percentage of net assets
Consumer Discretionary	6.0%
Consumer Staples	2.0%
Energy	11.3%
Financials	1.7%
Health Care	26.7%
Industrials	6.3%
Information Technology	27.1%
Materials	3.3%
Cash Equivalents	16.9%

101.3%

Equity Income Fund	Percentage of net assets
Consumer Discretionary	7.9%
Consumer Staples	18.3%
Energy	20.0%
Financials	5.9%
Health Care	11.5%
Industrials	7.7%
Information Technology	13.8%
Telecommunication Services	3.4%
Utilities	3.8%
Cash Equivalents	16.2%

108.5%

BB&T Funds

Summary of Portfolio Holdings (Unaudited)

Short U.S. Government Fund	Percentage of net assets
Corporate Bonds	4.9%
Fannie Mae	22.6%
FDIC Guaranteed Securities	7.2%
Federal Farm Credit Bank	12.8%
Federal Home Loan Bank	11.4%
Freddie Mac	22.9%
Ginnie Mae	2.1%
Municipal Bonds	5.8%
U.S. Treasury Notes	5.9%
Cash Equivalents	8.5%

104.1%

Intermediate U.S. Government Fund	Percentage of net assets
Collateralized Mortgage Obligations	0.5%
Corporate Bonds	4.1%
Fannie Mae	40.1%
FDIC Guaranteed Securities	2.7%
Federal Farm Credit Bank	5.4%
Federal Home Loan Bank	10.6%
Freddie Mac	12.8%
Private Export Funding Corp.	5.3%
U.S. Treasury Bills	5.2%
U.S. Treasury Notes	8.3%
Cash Equivalents	6.2%

101.2%

Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	9.2%
Collateralized Mortgage Obligations	5.8%
Commercial Mortgage-Backed Securities	8.1%
Corporate Bonds	33.8%
Fannie Mae	17.8%
Freddie Mac	19.3%
Ginnie Mae	2.0%
Municipal Bonds	6.3%
U.S. Treasury Notes	0.2%
Cash Equivalents	0.3%

102.8%

Kentucky Intermediate Tax-Free Fund	Percentage of net assets
Kentucky Municipal Bonds	94.4%
Cash Equivalents	4.6%

99.0%

Maryland Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	3.7%
Maryland Municipal Bonds	89.5%
Cash Equivalents	5.9%

99.1%

North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	95.0%
Cash Equivalents	8.0%

103.0%

South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	96.3%
Cash Equivalents	3.5%

99.8%

Virginia Intermediate Tax-Free Fund	Percentage of net assets
Virginia Municipal Bonds	97.4%
Cash Equivalents	1.6%

99.0%

West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	97.9%
Cash Equivalents	1.2%

99.1%

National Tax-Free Money Market Fund	Percentage of net assets
Arizona	6.8%
Colorado	2.5%
Connecticut	1.8%
Florida	6.1%
Georgia	13.6%
Illinois	6.5%
Indiana	2.0%
Maine	1.9%
Massachusetts	0.8%
Mississippi	1.3%
Missouri	5.1%
New Jersey	1.4%
New York	0.5%
North Carolina	2.4%
Ohio	15.0%
Pennsylvania	4.3%
Tennessee	0.8%
Texas	2.9%
Utah	3.5%
Virginia	13.1%
Washington	4.5%
Wisconsin	3.1%
Cash Equivalents	0.0%

99.9%

Prime Money Market Fund	Percentage of net assets
Asset Backed Securities	3.3%
Certificates of Deposit	34.7%
Commercial Paper	39.5%
Corporate Bonds	0.8%
Federal Home Loan Bank	6.9%
Repurchase Agreement	8.8%
Variable Rate Notes	6.0%

100.0%

U.S. Treasury Money Market Fund	Percentage of net assets
Repurchase Agreements	48.3%
U.S. Treasury Bills	34.9%
U.S. Treasury Notes	16.7%
Cash Equivalents	3.4%

103.3%

BB&T Funds

Summary of Portfolio Holdings (Unaudited)

Capital Manager Conservative Growth Fund
BB&T Equity Income Fund	4.0%
BB&T International Equity Fund	9.5%
BB&T Large Cap Fund	3.6%
BB&T Mid Cap Growth Fund	3.6%
BB&T Mid Cap Value Fund	5.4%
BB&T Special Opportunities Equity Fund	2.0%
BB&T Total Return Bond Fund	55.0%
BB&T U.S. Treasury Money Market Fund	2.7%
Exchange Traded Funds	11.7%
Cash Equivalents	2.1%

99.6%

Capital Manager Moderate Growth Fund	Percentage of Net Assets
BB&T Equity Income Fund	6.5%
BB&T International Equity Fund	15.5%
BB&T Large Cap Fund	5.9%
BB&T Mid Cap Growth Fund	5.9%
BB&T Mid Cap Value Fund	8.8%
BB&T Special Opportunities Equity Fund	3.2%
BB&T Total Return Bond Fund	29.0%
BB&T U.S. Treasury Money Market Fund	2.6%
Exchange Traded Funds	19.1%
Cash Equivalents	3.1%

99.6%

Capital Manager Growth Fund
BB&T Equity Income Fund	7.9%
BB&T International Equity Fund	19.1%
BB&T Large Cap Fund	7.2%
BB&T Mid Cap Growth Fund	7.3%
BB&T Mid Cap Value Fund	10.9%
BB&T Special Opportunities Equity Fund	4.0%
BB&T Total Return Bond Fund	13.3%
BB&T U.S. Treasury Money Market Fund	2.4%
Exchange Traded Funds	23.4%
Cash Equivalents	3.9%

99.4%

Capital Manager Equity Fund
BB&T Equity Income Fund	9.2%
BB&T International Equity Fund	22.0%
BB&T Large Cap Fund	8.3%
BB&T Mid Cap Growth Fund	8.4%
BB&T Mid Cap Value Fund	12.5%
BB&T Special Opportunities Equity Fund	4.6%
BB&T U.S. Treasury Money Market Fund	0.4%
Exchange Traded Funds	27.0%
Cash Equivalents	5.0%

97.4%

BB&T Funds

Expense Example (Unaudited)

As a shareholder of the BB&T Funds (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds’ and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 through September 30, 2009.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09	Annualized Expense Ratio During Period 4/1/09 - 9/30/09
Large Cap Fund
Class A Shares	$1,000.00	$1,293.00	$ 5.86	1.02%
Class B Shares	1,000.00	1,289.20	10.16	1.77%
Class C Shares	1,000.00	1,288.00	10.16	1.77%
Institutional Shares	1,000.00	1,295.90	4.43	0.77%
Mid Cap Value Fund
Class A Shares	1,000.00	1,470.70	7.43	1.20%
Class B Shares	1,000.00	1,463.90	12.04	1.95%
Class C Shares	1,000.00	1,466.70	12.06	1.95%
Institutional Shares	1,000.00	1,473.50	5.89	0.95%
Mid Cap Growth Fund
Class A Shares	1,000.00	1,320.60	7.21	1.24%
Class B Shares	1,000.00	1,316.60	11.56	1.99%
Class C Shares	1,000.00	1,316.10	11.44	1.97%
Institutional Shares	1,000.00	1,322.50	5.76	0.99%
Small Cap Fund
Class A Shares	1,000.00	1,259.00	7.93	1.40%
Class B Shares	1,000.00	1,254.40	12.15	2.15%
Class C Shares	1,000.00	1,255.10	12.04	2.13%
Institutional Shares	1,000.00	1,261.60	6.52	1.15%
International Equity Fund
Class A Shares	1,000.00	1,440.60	10.34	1.69%
Class B Shares	1,000.00	1,436.50	14.90	2.44%
Class C Shares	1,000.00	1,431.40	14.87	2.44%
Institutional Shares	1,000.00	1,439.80	8.81	1.44%
Special Opportunities Equity Fund
Class A Shares	1,000.00	1,330.30	7.48	1.28%
Class B Shares	1,000.00	1,326.70	11.84	2.03%
Class C Shares	1,000.00	1,325.40	11.84	2.03%
Institutional Shares	1,000.00	1,332.00	6.02	1.03%
Equity Income Fund
Class A Shares	1,000.00	1,255.10	6.67	1.18%
Class B Shares	1,000.00	1,250.30	10.89	1.93%
Class C Shares	1,000.00	1,249.90	10.89	1.93%
Institutional Shares	1,000.00	1,256.30	5.26	0.93%
Short U.S. Government Fund
Class A Shares	1,000.00	1,012.80	4.79	0.95%
Institutional Shares	1,000.00	1,015.10	3.54	0.70%
Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,022.30	4.87	0.96%
Class B Shares	1,000.00	1,017.50	8.65	1.71%
Class C Shares	1,000.00	1,017.50	8.65	1.71%
Institutional Shares	1,000.00	1,023.60	3.60	0.71%
Total Return Bond Fund
Class A Shares	1,000.00	1,095.10	5.09	0.97%
Class B Shares	1,000.00	1,092.00	9.02	1.72%
Class C Shares	1,000.00	1,091.90	9.02	1.72%
Institutional Shares	1,000.00	1,097.40	3.79	0.72%
Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,062.10	4.86	0.94%
Institutional Shares	1,000.00	1,063.40	3.57	0.69%

BB&T Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09	Annualized Expense Ratio During Period 4/1/09 - 9/30/09
Maryland Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,060.90	$4.91	0.95%
Institutional Shares	1,000.00	1,062.20	3.62	0.70%
North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,064.40	4.81	0.93%
Institutional Shares	1,000.00	1,065.80	3.52	0.68%
South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,063.00	5.17	1.00%
Institutional Shares	1,000.00	1,064.70	3.88	0.75%
Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,053.30	4.79	0.93%
Institutional Shares	1,000.00	1,054.60	3.55	0.69%
West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,062.20	4.91	0.95%
Institutional Shares	1,000.00	1,063.50	3.62	0.70%
National Tax-Free Money Market Fund
Class A Shares	1,000.00	1,002.40	3.56	0.71%
Institutional Shares	1,000.00	1,003.70	2.31	0.46%
Prime Money Market Fund
Class A Shares	1,000.00	1,000.20	4.21	0.84%
Class B Shares	1,000.00	1,000.10	4.26	0.85%
Class C Shares	1,000.00	1,000.10	4.41	0.88%
Institutional Shares	1,000.00	1,001.60	2.71	0.54%
U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,000.10	1.15	0.23%
Class B Shares	1,000.00	1,000.10	1.10	0.22%
Class C Shares	1,000.00	1,000.10	1.10	0.22%
Institutional Shares	1,000.00	1,000.10	1.10	0.22%
Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	1,202.10	1.99	0.36%
Class B Shares	1,000.00	1,195.90	6.17	1.12%
Class C Shares	1,000.00	1,197.00	6.11	1.11%
Institutional Shares	1,000.00	1,202.90	0.66	0.12%
Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	1,260.60	2.04	0.36%
Class B Shares	1,000.00	1,256.50	6.28	1.11%
Class C Shares	1,000.00	1,256.80	6.28	1.11%
Institutional Shares	1,000.00	1,262.50	0.62	0.11%
Capital Manager Growth Fund
Class A Shares	1,000.00	1,301.90	2.14	0.37%
Class B Shares	1,000.00	1,296.30	6.45	1.12%
Class C Shares	1,000.00	1,295.80	6.39	1.11%
Institutional Shares	1,000.00	1,302.90	0.69	0.12%
Capital Manager Equity Fund
Class A Shares	1,000.00	1,354.00	2.54	0.43%
Class B Shares	1,000.00	1,349.40	6.95	1.18%
Class C Shares	1,000.00	1,350.70	6.66	1.13%
Institutional Shares	1,000.00	1,356.40	1.06	0.18%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

BB&T Funds

Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09	Annualized Expense Ratio During Period 4/1/09 - 9/30/09
Large Cap Fund
Class A Shares	$1,000.00	$1,019.95	$ 5.16	1.02%
Class B Shares	1,000.00	1,016.19	8.95	1.77%
Class C Shares	1,000.00	1,016.19	8.95	1.77%
Institutional Shares	1,000.00	1,021.21	3.90	0.77%
Mid Cap Value Fund
Class A Shares	1,000.00	1,019.05	6.07	1.20%
Class B Shares	1,000.00	1,015.29	9.85	1.95%
Class C Shares	1,000.00	1,015.29	9.85	1.95%
Institutional Shares	1,000.00	1,020.31	4.81	0.95%
Mid Cap Growth Fund
Class A Shares	1,000.00	1,018.85	6.28	1.24%
Class B Shares	1,000.00	1,015.09	10.05	1.99%
Class C Shares	1,000.00	1,015.19	9.95	1.97%
Institutional Shares	1,000.00	1,020.10	5.01	0.99%
Small Cap Fund
Class A Shares	1,000.00	1,018.05	7.08	1.40%
Class B Shares	1,000.00	1,014.29	10.86	2.15%
Class C Shares	1,000.00	1,014.39	10.76	2.13%
Institutional Shares	1,000.00	1,019.30	5.82	1.15%
International Equity Fund
Class A Shares	1,000.00	1,016.60	8.54	1.69%
Class B Shares	1,000.00	1,012.84	12.31	2.44%
Class C Shares	1,000.00	1,012.84	12.31	2.44%
Institutional Shares	1,000.00	1,017.85	7.28	1.44%
Special Opportunities Equity Fund
Class A Shares	1,000.00	1,018.65	6.48	1.28%
Class B Shares	1,000.00	1,014.89	10.25	2.03%
Class C Shares	1,000.00	1,014.89	10.25	2.03%
Institutional Shares	1,000.00	1,019.90	5.22	1.03%
Equity Income Fund
Class A Shares	1,000.00	1,019.15	5.97	1.18%
Class B Shares	1,000.00	1,015.39	9.75	1.93%
Class C Shares	1,000.00	1,015.39	9.75	1.93%
Institutional Shares	1,000.00	1,020.41	4.71	0.93%
Short U.S. Government Fund
Class A Shares	1,000.00	1,020.31	4.81	0.95%
Institutional Shares	1,000.00	1,021.56	3.55	0.70%
Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.26	4.86	0.96%
Class B Shares	1,000.00	1,016.50	8.64	1.71%
Class C Shares	1,000.00	1,016.50	8.64	1.71%
Institutional Shares	1,000.00	1,021.51	3.60	0.71%
Total Return Bond Fund
Class A Shares	1,000.00	1,020.21	4.91	0.97%
Class B Shares	1,000.00	1,016.44	8.69	1.72%
Class C Shares	1,000.00	1,016.44	8.69	1.72%
Institutional Shares	1,000.00	1,021.46	3.65	0.72%
Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.36	4.76	0.94%
Institutional Shares	1,000.00	1,021.61	3.50	0.69%

BB&T Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09	Annualized Expense Ratio During Period 4/1/09 - 9/30/09
Maryland Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,020.31	$4.81	0.95%
Institutional Shares	1,000.00	1,021.56	3.55	0.70%
North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.41	4.71	0.93%
Institutional Shares	1,000.00	1,021.66	3.45	0.68%
South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.05	5.06	1.00%
Institutional Shares	1,000.00	1,021.31	3.80	0.75%
Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.41	4.71	0.93%
Institutional Shares	1,000.00	1,021.61	3.50	0.69%
West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.31	4.81	0.95%
Institutional Shares	1,000.00	1,021.56	3.55	0.70%
National Tax-Free Money Market Fund
Class A Shares	1,000.00	1,021.51	3.60	0.71%
Institutional Shares	1,000.00	1,022.76	2.33	0.46%
Prime Money Market Fund
Class A Shares	1,000.00	1,020.86	4.26	0.84%
Class B Shares	1,000.00	1,020.81	4.31	0.85%
Class C Shares	1,000.00	1,020.66	4.46	0.88%
Institutional Shares	1,000.00	1,022.36	2.74	0.54%
U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,023.92	1.17	0.23%
Class B Shares	1,000.00	1,023.97	1.12	0.22%
Class C Shares	1,000.00	1,023.97	1.12	0.22%
Institutional Shares	1,000.00	1,023.97	1.12	0.22%
Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	1,023.26	1.83	0.36%
Class B Shares	1,000.00	1,019.45	5.67	1.12%
Class C Shares	1,000.00	1,019.50	5.62	1.11%
Institutional Shares	1,000.00	1,024.47	0.61	0.12%
Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	1,023.26	1.83	0.36%
Class B Shares	1,000.00	1,019.50	5.62	1.11%
Class C Shares	1,000.00	1,019.50	5.62	1.11%
Institutional Shares	1,000.00	1,024.52	0.56	0.11%
Capital Manager Growth Fund
Class A Shares	1,000.00	1,023.21	1.88	0.37%
Class B Shares	1,000.00	1,019.45	5.67	1.12%
Class C Shares	1,000.00	1,019.50	5.62	1.11%
Institutional Shares	1,000.00	1,024.47	0.61	0.12%
Capital Manager Equity Fund
Class A Shares	1,000.00	1,022.91	2.18	0.43%
Class B Shares	1,000.00	1,019.15	5.97	1.18%
Class C Shares	1,000.00	1,019.40	5.72	1.13%
Institutional Shares	1,000.00	1,024.17	0.91	0.18%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

BB&T Large Cap Fund

Schedule of Portfolio Investments

September 30, 2009

Shares		Fair Value
COMMON STOCKS (97.6%)
	Consumer Discretionary (6.9%)
440,510	Comcast Corp., Class A	$7,440,214
82,750	Johnson Controls, Inc.(a)	2,115,090
107,260	Target Corp.	5,006,897

		14,562,201

	Consumer Staples (2.7%)
44,046	Philip Morris International, Inc.	2,146,802
73,382	Wal-Mart Stores, Inc.	3,602,322

		5,749,124

	Energy (15.1%)
91,262	ConocoPhillips	4,121,392
31,015	Devon Energy Corp.	2,088,240
51,183	EOG Resources, Inc.	4,274,292
88,282	Exxon Mobil Corp.	6,057,028
92,523	Occidental Petroleum Corp.	7,253,803
100,254	Schlumberger, Ltd.	5,975,138
26,735	Transocean, Ltd.(b)	2,286,645

		32,056,538

	Financials (21.4%)
159,436	Aflac, Inc.	6,814,295
1,923	Berkshire Hathaway, Inc. Class B(b)	6,390,129
330,116	Genworth Financial, Inc., Class A	3,944,886
132,927	JPMorgan Chase & Co.	5,824,861
138,682	Loews Corp.	4,749,858
54,616	MetLife, Inc.	2,079,231
238,584	Progressive Corp. (The)(b)	3,955,723
68,365	T. Rowe Price Group, Inc.	3,124,281
184,038	U.S. Bancorp	4,023,071
159,124	Wells Fargo & Co.	4,484,114

		45,390,449

	Health Care (12.2%)
55,787	Baxter International, Inc.	3,180,417
68,447	Johnson & Johnson	4,167,738
62,099	Medco Health Solutions, Inc.(b)	3,434,696
82,562	Medtronic, Inc.	3,038,282
145,093	Merck & Co., Inc.	4,589,291
257,563	Pfizer, Inc.	4,262,667
60,945	Teva Pharmaceutical Industries, Ltd., ADR	3,081,379

		25,754,470

	Industrials (13.7%)
219,409	ABB, Ltd., ADR(b)	4,396,956
326,510	General Electric Co.	5,361,294
53,515	Illinois Tool Works, Inc.	2,285,626
85,846	Ingersoll-Rand Co. PLC	2,632,897
187,562	Kennametal, Inc.	4,615,901
71,345	SPX Corp.	4,371,308
258,489	Terex Corp.(b)	5,358,477

		29,022,459

Shares		Fair Value
COMMON STOCKS — (continued)
	Information Technology (16.5%)
64,187	Adobe Systems, Inc.(b)	$2,120,738
251,527	Cisco Systems, Inc.(b)	5,920,946
208,373	eBay, Inc.(b)	4,919,687
11,597	Google, Inc., Class A(b)	5,750,372
324,873	Intel Corp.	6,357,765
95,798	Microsoft Corp.	2,480,210
112,666	QUALCOMM, Inc.	5,067,717
93,419	Texas Instruments, Inc.	2,213,096

		34,830,531

	Materials (6.5%)
189,923	Barrick Gold Corp.	7,198,082
95,820	Freeport-McMoRan Copper & Gold, Inc.	6,574,210

		13,772,292

	Utilities (2.6%)
367,270	AES Corp. (The)(b)	5,442,941

	Total Common Stocks (Cost $174,607,982)	206,581,005

INVESTMENT COMPANY (2.2%)
4,643,676	Federated Treasury Obligations Fund, Institutional Shares	4,643,676

	Total Investment Company (Cost $4,643,676)	4,643,676

Principal Amount
SHORT TERM INVESTMENTS (0.0%)
$396,608	BNY Institutional Cash Reserve, Series B	66,432

	Total Short Term Investments (Cost $396,608)	66,432

Total Investments — 99.8% (Cost $179,648,266)		211,291,113
Net Other Assets (Liabilities) — 0.2%		317,477

NET ASSETS — 100.0%		$211,608,590

(a)	Represents that all or a portion of the security was on loan as of September 30, 2009.
(b)	Represents non-income producing security.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

BB&T Mid Cap Value Fund

Schedule of Portfolio Investments

September 30, 2009

Shares		Fair Value
COMMON STOCKS (97.8%)
	Consumer Discretionary (20.4%)
233,450	Chico’s FAS, Inc.(a)	$3,034,850
392,950	eBay, Inc.(a)	9,277,550
86,650	Gannett Co., Inc.	1,083,992
123,850	International Speedway Corp., Class A	3,414,544
1,059,800	Interpublic Group of Cos., Inc.(a)	7,969,696
50,400	Kohl’s Corp.(a)	2,875,320
87,700	Omnicom Group, Inc.	3,239,638
298,030	Select Comfort Corp.(a)	1,415,642
187,650	Universal Technical Institute, Inc.(a)	3,696,705
279,700	Viacom, Inc., Class B(a)	7,842,788

		43,850,725

	Energy (3.6%)
215,600	EXCO Resources, Inc.(a)	4,029,564
189,500	Forest Oil Corp.(a)	3,708,515

		7,738,079

	Financial Services (31.9%)
87,400	Alliance Data Systems Corp.(a)(b)	5,338,392
231,800	Annaly Capital Management, Inc., REIT	4,204,852
158,700	Aspen Insurance Holdings, Ltd.	4,200,789
110,900	Assurant, Inc.	3,555,454
143,300	Assured Guaranty, Ltd.(b)	2,782,886
203,602	Endurance Specialty Holdings, Ltd.(b)	7,425,365
250,650	Fair Isaac Corp.	5,386,468
299,205	Fidelity National Information Services, Inc.	7,632,720
268,500	Leucadia National Corp.(a)	6,637,320
221,450	Marshall & Ilsley Corp.	1,787,101
62,743	Mercury General Corp.	2,270,042
38,900	MI Developments, Inc., Class A	524,761
121,390	StanCorp Financial Group, Inc.	4,900,514
425,850	Synovus Financial Corp.	1,596,938
130,700	Waddell & Reed Financial, Inc., Class A	3,718,415
226,600	Willis Group Holdings, Ltd.	6,394,652

		68,356,669

	Health Care (14.8%)
109,700	Coventry Health Care, Inc.(a)	2,189,612
176,254	Covidien PLC	7,624,748
109,210	Genzyme Corp.(a)	6,195,483
300,842	IMS Health, Inc.	4,617,925
450,350	King Pharmaceuticals, Inc.(a)	4,850,269
62,400	Wellpoint, Inc.(a)	2,955,264
63,150	Zimmer Holdings, Inc.(a)	3,375,368

		31,808,669

	Materials & Processing (3.5%)
270,425	Valspar Corp.	7,439,392

	Producer Durables (5.4%)
125,250	General Dynamics Corp.	8,091,150

Shares		Fair Value
COMMON STOCKS — (continued)
	Producer Durables — (continued)
165,800	Lexmark International, Inc., Class A(a)	$3,571,332

		11,662,482

	Technology (16.5%)
157,500	Affiliated Computer Services, Inc., Class A(a)	8,531,775
397,660	CA, Inc.	8,744,543
90,900	Computer Sciences Corp.(a)	4,791,339
433,950	EarthLink, Inc.	3,649,520
11,000	MicroStrategy, Inc., Class A(a)	786,940
138,600	Progress Software Corp.(a)	3,139,290
257,700	Synopsys, Inc.(a)	5,777,634

		35,421,041

	Utilities (1.7%)
137,100	Allegheny Energy, Inc.	3,635,892

	Total Common Stocks (Cost $202,868,354)	209,912,949

INVESTMENT COMPANY (2.3%)
5,086,924	Federated Treasury Obligations Fund, Institutional Shares	5,086,924

	Total Investment Company (Cost $5,086,924)	5,086,924

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (3.7%)
$8,539,905	Pool of Various Securities	7,917,784

	Total Securities Held as Collateral for Securities on Loan (Cost $8,539,905)	7,917,784

Total Investments — 103.8% (Cost $216,495,183)		222,917,657
Net Other Assets (Liabilities) — (3.8)%		(8,240,337)

NET ASSETS — 100.0%		$214,677,320

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2009.

REIT — Real Estate Investment Trust
See accompanying notes to the financial statements.

BB&T Mid Cap Growth Fund

Schedule of Portfolio Investments

September 30, 2009

Shares		Fair Value
COMMON STOCKS (86.4%)
	Consumer Discretionary (11.8%)
14,850	Amazon.com, Inc.(a)	$1,386,396
56,775	Cheesecake Factory (The)(a)	1,051,473
41,400	Darden Restaurants, Inc.	1,412,982
54,700	Guess?, Inc.	2,026,088
39,850	JOS A Bank Clothiers, Inc.(a)	1,784,084
31,800	P.F. Chang’s China Bistro, Inc.(a)(b)	1,080,246
21,225	Polo Ralph Lauren Corp.	1,626,260

		10,367,529

	Consumer Staples (1.7%)
48,500	Whole Foods Market, Inc.(a)(b)	1,478,765

	Energy (9.5%)
40,925	Alpha Natural Resources, Inc.(a)	1,436,467
21,450	Anadarko Petroleum Corp.	1,345,558
71,150	EXCO Resources, Inc.(a)	1,329,794
30,550	National Oilwell Varco, Inc.(a)	1,317,621
31,025	Petroleo Brasileiro SA, ADR	1,424,048
35,200	Southwestern Energy Co.(a)	1,502,336

		8,355,824

	Financials (5.5%)
4,425	CME Group, Inc.	1,363,741
80,350	Knight Capital Group, Inc., Class A(a)	1,747,612
36,000	Piper Jaffray Cos.(a)	1,717,920

		4,829,273

	Health Care (7.9%)
46,000	Alexion Pharmaceuticals, Inc.(a)	2,048,840
16,300	Amedisys, Inc.(a)(b)	711,169
24,425	Celgene Corp.(a)	1,365,358
74,300	Mylan, Inc.(a)(b)	1,189,543
44,550	Watson Pharmaceuticals, Inc.(a)	1,632,312

		6,947,222

	Industrials (12.7%)
49,350	Aecom Technology Corp.(a)	1,339,359
57,250	Duoyuan Global Water, Inc., ADR(a)(b)	1,906,425
37,200	Fluor Corp.	1,891,620
103,800	McDermott International, Inc.(a)	2,623,026
81,050	Orion Marine Group, Inc.(a)	1,664,767
79,225	Quanta Services, Inc.(a)	1,753,249

		11,178,446

	Information Technology (28.3%)
100,000	Activision Blizzard, Inc.(a)	1,239,000
79,100	Altera Corp.	1,622,341
3,975	Baidu, Inc., ADR(a)	1,554,424
26,000	Equinix, Inc.(a)(b)	2,392,000
61,000	InterDigital, Inc.(a)	1,412,760
111,300	Marvell Technology Group, Ltd.(a)	1,801,947
150,500	Nuance Communications, Inc.(a)	2,251,481
180,900	PMC - Sierra, Inc.(a)	1,729,404
62,400	Red Hat, Inc.(a)	1,724,736
79,700	Rovi Corp.(a)	2,677,920

Shares		Fair Value
COMMON STOCKS — (continued)
	Information Technology — (continued)
45,200	Sina China Corp.(a)(b)	$1,715,792
51,725	Synaptics, Inc.(a)(b)	1,303,470
55,700	Varian Semiconductor Equipment Associates, Inc.(a)	1,829,188
71,000	Xilinx, Inc.	1,662,820

		24,917,283

	Materials (9.0%)
17,075	Air Products & Chemicals, Inc.	1,324,679
18,825	Freeport-McMoRan Copper & Gold, Inc.	1,291,583
31,725	Nucor Corp.	1,491,392
48,700	Scotts Miracle-Gro Co. (The), Class A	2,091,665
63,000	Teck Resources, Ltd., Class B(a)	1,736,910

		7,936,229

	Total Common Stocks (Cost $58,367,861)	76,010,571

EXCHANGE TRADED FUNDS (3.5%)
41,600	iShares Russell MidCap Growth Index Fund	1,769,248
13,625	SPDR Gold Trust(a)	1,346,831

	Total Exchange Traded Funds (Cost $2,710,829)	3,116,079

INVESTMENT COMPANY (4.7%)
4,132,134	Federated Treasury Obligations Fund, Institutional Shares	4,132,134

	Total Investment Company (Cost $4,132,134)	4,132,134

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (12.0%)
$10,929,704	Pool of Various Securities	10,517,471

	Total Securities Held as Collateral for Securities on Loan (Cost $10,929,704)	10,517,471

Total Investments — 106.6% (Cost $76,140,528)		93,776,255
Net Other Assets (Liabilities) — (6.6)%		(5,776,951)

NET ASSETS — 100.0%		$87,999,304

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2009.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

BB&T Small Cap Fund

Schedule of Portfolio Investments

September 30, 2009

Shares		Fair Value
COMMON STOCKS (96.3%)
	Consumer Discretionary (15.4%)
21,150	Buffalo Wild Wings, Inc.(a)(b)	$880,052
16,100	CEC Entertainment, Inc.(b)	416,346
18,825	Cheesecake Factory (The)(b)	348,639
45,500	Hot Topic, Inc.(b)	340,795
12,175	JOS A Bank Clothiers, Inc.(b)	545,075
34,000	La-Z-Boy, Inc.	294,100
22,150	Monro Muffler, Inc.	704,148
10,550	P.F. Chang’s China Bistro, Inc.(a)(b)	358,383
17,000	Polaris Industries, Inc.	693,260

		4,580,798

	Consumer Staples (5.2%)
15,000	Diamond Foods, Inc.	475,800
16,200	Sanderson Farms, Inc.	609,768
15,400	Whole Foods Market, Inc.(a)(b)	469,546

		1,555,114

	Energy (5.2%)
13,575	Alpha Natural Resources, Inc.(b)	476,483
15,000	Arena Resources, Inc.(b)	532,500
36,500	Rosetta Resources, Inc.(b)	536,185

		1,545,168

	Financials (9.2%)
51,000	Dime Community Bancshares	582,930
113,000	Fortress Investment Group, LLC, Class A(b)	587,600
27,275	Knight Capital Group, Inc., Class A(b)	593,231
37,300	NewAlliance Bancshares, Inc.	399,110
12,225	Piper Jaffray Cos.(b)	583,377

		2,746,248

	Health Care (8.6%)
11,300	Alexion Pharmaceuticals, Inc.(b)	503,302
5,400	Amedisys, Inc.(a)(b)	235,602
29,950	American Medical Systems Holdings, Inc.(b)	506,754
63,500	Geron Corp.(a)(b)	416,560
8,300	Haemonetics Corp.(b)	465,796
11,575	Watson Pharmaceuticals, Inc.(b)	424,108

		2,552,122

	Industrials (20.6%)
19,395	Curtiss-Wright Corp.	661,951
18,900	Duoyuan Global Water, Inc., ADR(a)(b)	629,370
46,650	GrafTech International, Ltd.(b)	685,755
59,600	LaBarge, Inc.(b)	670,500
20,000	Marten Transport, Ltd.(b)	341,200
12,000	Moog, Inc., Class A(b)	354,000
20,000	MYR Group Inc.(b)	421,800
36,875	Orion Marine Group, Inc.(b)	757,413
18,700	Quanta Services, Inc.(b)	413,831
22,530	RBC Bearings, Inc.(b)	525,625
14,500	Regal-Beloit Corp.	662,795

		6,124,240

	Information Technology (29.5%)
49,000	Aruba Networks, Inc.(b)	433,160
8,650	Equinix, Inc.(b)	795,800
45,000	Harris Stratex Networks, Inc., Class A(b)	315,000
20,000	InterDigital, Inc.(b)	463,200
23,200	Longtop Financial Technologies, Ltd., ADR(b)	660,272
46,600	Nuance Communications, Inc.(b)	697,136

Shares		Fair Value
COMMON STOCKS — (continued)
	Information Technology — (continued)
61,350	PMC - Sierra, Inc.(b)	$586,506
23,650	Rovi Corp.(b)	794,640
17,525	Silicon Laboratories, Inc.(b)	812,459
14,850	STEC, Inc.(a)(b)	436,441
15,750	Synaptics, Inc.(a)(b)	396,900
16,450	TNS, Inc.(b)	450,730
66,000	TriQuint Semiconductor, Inc.(b)	509,520
18,600	Varian Semiconductor Equipment Associates, Inc.(b)	610,824
16,400	VistaPrint NV(a)(b)	832,300

		8,794,888

	Materials (1.7%)
12,000	Scotts Miracle-Gro Co. (The), Class A	515,400

	Utilities (0.9%)
8,723	Laclede Group, Inc. (The)	280,532
1	UIL Holdings Corp.	26

		280,558

	Total Common Stocks (Cost $24,378,559)	28,694,536

EXCHANGE TRADED FUNDS (2.4%)
33,675	iShares Dow Jones US Regional Banks Index Fund	705,828

	Total Exchange Traded Funds (Cost $670,715)	705,828

INVESTMENT COMPANY (3.0%)
887,966	Federated Treasury Obligations Fund, Institutional Shares	887,966

	Total Investment Company (Cost $887,966)	887,966

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (10.8%)
$3,412,791	Pool of Various Securities	3,227,501

	Total Securities Held as Collateral for Securities on Loan (Cost $3,412,791)	3,227,501

Total Investments — 112.5% (Cost $29,350,031)		33,515,831
Net Other Assets (Liabilities) — (12.5)%		(3,735,869)

NET ASSETS — 100.0%		$29,779,962

(a)	Represents that all or a portion of the security was on loan as of September 30, 2009.
(b)	Represents non-income producing security.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

BB&T International Equity Fund

Schedule of Portfolio Investments

September 30, 2009

Shares		Fair Value
COMMON STOCKS (93.5%)
	Australia (6.9%)
16,369	Alumina, Ltd.(a)	$26,426
7,028	AMP, Ltd.	40,425
17,274	Asciano Group(a)	25,221
16,528	Australia & New Zealand Banking Group, Ltd.	355,631
25,377	BHP Billiton, Ltd.	844,684
12,723	BlueScope Steel, Ltd.	32,887
3,386	Boral, Ltd.	18,192
6,192	Brambles, Ltd.	44,138
9,316	Commonwealth Bank of Australia	425,311
3,829	CSL, Ltd.	113,026
7,258	Fortescue Metals Group, Ltd.(a)	24,459
13,838	Foster’s Group, Ltd.	67,754
13,915	Insurance Australia Group, Ltd.	46,402
1,560	Leighton Holdings, Ltd.	49,778
69,281	Macquarie Airports	173,580
2,099	Macquarie Group, Ltd.	108,864
12,820	National Australia Bank, Ltd.	347,889
4,927	QBE Insurance Group, Ltd.	104,579
26,923	Rio Tinto, Ltd.	1,407,062
6,977	Suncorp-Metway, Ltd.	54,657
63,764	Telstra Corp, Ltd.	183,946
6,780	Wesfarmers, Ltd.	158,445
15,143	Westfield Group	185,692
18,159	Westpac Banking Corp.	420,522
8,520	Woodside Petroleum, Ltd.	391,827
9,481	Woolworths, Ltd.	244,651

		5,896,048

	Austria (0.8%)
89	Andritz AG	4,439
937	Erste Group Bank AG	41,875
3,035	Flughafen Wien AG	157,666
9,895	OMV AG	399,211
303	Raiffeisen International Bank Holding AG	19,758
2,624	Telekom Austria AG	47,307
1,209	Voestalpine AG	43,151

		713,407

	Belgium (0.7%)
4,892	Anheuser-Busch InBev NV	223,389
504	Belgacom SA	19,633
37,709	Fortis(a)	176,637
3,532	KBC Groep NV(a)	177,411
61	Solvay SA	6,333

		603,403

	Brazil (2.6%)
15,214	Banco Bradesco SA, Pref	303,576
1,817	BRF - Brasil Foods SA(a)	48,204
2,315	Centrais Eletricas Brasileiras SA, Pref, Class B	32,472
1,831	Cia Brasileira de Distribuicao Grupo Pao de Acucar, Pref, Class A	51,645
950	Cia de Bebidas das Americas, Pref	78,291
2,223	Cia Energetica de Minas Gerais, Pref	33,629
1,702	Cia Siderurgica Nacional SA	52,119
6,346	Gerdau SA, Pref	85,432
19,500	Itau Unibanco Holding SA	394,051
23,622	Petroleo Brasileiro SA, Pref	465,213
2,913	Usinas Siderurgicas de Minas Gerais SA, Pref, Class A	77,051

Shares		Fair Value
COMMON STOCKS — (continued)
	Brazil — (continued)
24,851	Vale SA, ADR	$574,804
1,879	Vivo Participacoes SA, Pref	47,155

		2,243,642

	Canada (4.3%)
884	Agrium, Inc.	44,190
5,113	Bank of Montreal	258,694
6,816	Bank of Nova Scotia	311,117
9,523	Bombardier, Inc., Class B	44,206
2,671	Canadian Imperial Bank of Commerce	162,882
2,889	Canadian Pacific Railway, Ltd.	135,188
4,783	EnCana Corp.	276,978
3,313	Manulife Financial Corp.	69,624
823	National Bank of Canada	45,768
1,884	Potash Corp. of Saskatchewan, Inc.	170,900
3,372	Research In Motion, Ltd.(a)	227,779
1,429	Rogers Communications, Inc., Class B	40,348
8,887	Royal Bank of Canada	477,697
983	Shoppers Drug Mart Corp.	40,343
1,370	Sun Life Financial, Inc.	42,930
13,457	Suncor Energy, Inc.	470,097
16,868	Talisman Energy, Inc.	293,514
8,004	Teck Resources, Ltd., Class B(a)	220,537
1,265	Thomson Reuters Corp.	42,417
5,375	Toronto-Dominion Bank (The)	347,657

		3,722,866

	China (2.4%)
322,205	Bank of China, Ltd., H Shares	169,624
58,854	Beijing Capital International Airport Co., Ltd., H Shares(a)(b)	36,603
61,000	China Citic Bank, H Shares	40,220
258,636	China Construction Bank Corp., H Shares	206,574
48,190	China Life Insurance Co., Ltd., H Shares	209,858
426,440	China Petroleum & Chemical Corp., H Shares	362,609
23,000	China Shenhua Energy Co., Ltd., H Shares	100,458
218,000	China Telecom Corp., Ltd., H Shares	102,952
111,000	CNOOC, Ltd.	149,240
20,000	Huaneng Power International, Inc., H Shares	13,239
241,658	Industrial & Commercial Bank of China, Ltd., H Shares	182,100
355,210	PetroChina, Co., Ltd., H Shares	401,499
9,500	Ping An Insurance Group Co. of China, Ltd., H Shares	75,387

		2,050,363

	Czech Republic (1.2%)
5,231	Komercni Banka AS	1,043,180

	Denmark (0.6%)
15	A. P. Moller - Maersk A/S, Class B	103,203
3,666	Danske Bank A/S(a)	96,027
463	FLSmidth & Co. A/S	25,211
3,910	Novo Nordisk A/S, Class B	244,805
575	Vestas Wind Systems A/S(a)	41,568

		510,814

	Finland (0.5%)
652	Fortum OYJ	16,716
599	Kesko OYJ, Class B	20,073
1,495	Kone OYJ, Class B	54,956
1,220	Metso OYJ	34,331

Continued

BB&T International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Shares		Fair Value
COMMON STOCKS — (continued)
	Finland — (continued)
2,817	Neste Oil OYJ	$52,023
5,006	Nokia OYJ(b)	73,622
714	Nokian Renkaat OYJ	16,644
1,316	Outokumpu OYJ	24,766
1,908	Sampo OYJ, Class A	48,052
8,391	Stora Enso OYJ, Class R(a)	58,448

		399,631

	France (10.4%)
1,656	Accor SA	92,183
3,066	Aeroports de Paris	275,884
911	Air France-KLM(a)	16,557
1,552	Air Liquide SA	176,580
23,528	Alcatel-Lucent(a)	105,252
1,286	Alstom SA	93,849
10,730	ArcelorMittal	401,182
14,152	AXA SA	383,125
7,757	BNP Paribas	619,779
1,666	Bouygues SA(b)	84,719
4,628	Carrefour SA	209,945
1,085	Casino Guichard Perrachon SA	86,056
3,380	Cie de Saint-Gobain	175,341
739	Cie Generale de Geophysique-Veritas(a)	17,243
1,154	Compagnie Generale des Etablissements Michelin, Class B	90,532
19,045	Credit Agricole SA	397,978
8,347	Danone SA	502,999
2,310	EDF SA	137,040
38	Eramet	13,187
20,071	France Telecom SA	534,700
9,426	GDF Suez	418,567
3,140	Lafarge SA	280,981
1,333	L’Oreal SA	132,547
1,445	LVMH Moet Hennessy Louis Vuitton SA	145,333
10,491	Natixis(a)	63,251
1,082	Pernod-Ricard SA	85,929
2,694	Peugeot SA(a)	82,138
1,007	PPR	129,073
2,541	Publicis Groupe	101,921
3,676	Renault SA(a)	171,411
8,085	Sanofi-Aventis SA	593,337
1,534	Schneider Electric SA	155,474
5,931	Societe Generale	477,355
16,034	Total SA	952,734
450	Vallourec SA	76,256
2,574	Veolia Environnement(b)	98,649
7,564	Vinci SA	427,921
4,330	Vivendi	133,982

		8,940,990

	Germany (7.3%)
2,023	Adidas AG	107,077
2,882	Allianz SE	360,039
7,915	BASF SE	419,401
4,860	Bayer AG	336,749
1,719	Bayerische Motoren Werke AG	82,886
321	Beiersdorf AG	18,851
936	Celesio AG	25,805
4,848	Commerzbank AG(a)	61,473
6,165	Daimler AG	310,388
4,626	Deutsche Bank AG	355,026

Shares		Fair Value
COMMON STOCKS — (continued)
	Germany — (continued)
614	Deutsche Boerse AG	$50,181
5,588	Deutsche Post AG	104,669
17,482	Deutsche Telekom AG	238,684
13,252	E.ON AG	561,992
19,313	Fraport AG Frankfurt Airport Services Worldwide	1,027,317
1,748	Fresenius SE	85,973
197	Hamburger Hafen und Logistik AG	8,876
1,718	HeidelbergCement AG	111,221
633	K+S AG	34,542
2,114	MAN AG	174,475
2,265	Metro AG	128,106
1,487	Muenchener Rueckversicherungs AG	237,251
367	Porsche Automobil Holding SE, Pref	28,867
3,431	RWE AG	318,669
4,273	SAP AG	208,097
6,830	Siemens AG	632,467
2,431	ThyssenKrupp AG	83,706
879	Volkswagen AG, Pref	102,376
178	Wacker Chemie AG	27,764

		6,242,928

	Greece (0.3%)
3,525	Alpha Bank AE(a)	64,995
1,005	Coca-Cola Hellenic Bottling Co. SA	26,751
5,095	Hellenic Telecommunications Organization SA	84,251
3,235	National Bank of Greece SA(a)	115,982

		291,979

	Hong Kong (2.7%)
8,000	Cheung Kong Holdings, Ltd.	101,522
25,564	China Merchants Holdings International Co., Ltd.	84,773
41,427	China Mobile, Ltd.	404,111
32,000	China Overseas Land & Investment, Ltd.(b)	69,202
34,000	China Resources Land, Ltd.	74,493
58,000	China Unicom Hong Kong, Ltd.	82,172
5,500	CLP Holdings, Ltd.	37,329
78,000	Denway Motors, Ltd.	34,722
7,900	Esprit Holdings, Ltd.	53,006
122,886	GOME Electrical Appliances Holdings, Ltd.(a)	32,822
23,000	Hang Lung Properties, Ltd.	84,729
13,000	Henderson Land Development Co., Ltd.	85,548
6,200	Hong Kong Exchanges & Clearing, Ltd.	112,399
29,600	HSBC Holdings PLC	343,358
35,000	Hutchison Whampoa, Ltd.	252,676
14,000	Li & Fung, Ltd.	56,451
12,000	MTR Corp., Ltd.	41,651
20,000	New World Development, Ltd.	43,045
8,000	Sun Hung Kai Properties, Ltd.	117,883
6,500	Swire Pacific, Ltd., Class A	76,406
19,000	Wharf Holdings, Ltd. (The)	100,883
10,000	Yue Yuen Industrial Holdings, Ltd.	27,742

		2,316,923

	Hungary (0.6%)
19,014	OTP Bank PLC(a)	542,537

	India (1.1%)
868	Bharat Heavy Electricals, Ltd.	42,021
10,166	Bharti Airtel, Ltd.	88,494

Continued

BB&T International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Shares		Fair Value
COMMON STOCKS — (continued)
	India — (continued)
386	HDFC Bank, Ltd., ADR	$45,691
5,328	ICICI Bank, Ltd.	100,524
2,369	ICICI Bank, Ltd., ADR	91,349
1,937	Infosys Technologies, Ltd., ADR	93,925
9,197	ITC, Ltd.	44,556
2,494	Larsen & Toubro, Ltd.	87,265
14,986	Reliance Communications, Ltd.	95,950
955	Reliance Industries, Ltd.(a)	43,708
3,840	State Bank of India, Ltd.	175,213
3,292	Sterlite Industries, Ltd., ADR	52,573

		961,269

	Indonesia (0.1%)
48,801	Telekomunikasi Indonesia Tbk PT	43,676

	Ireland (0.6%)
7,518	Allied Irish Banks PLC(a)	35,947
9,505	CRH PLC	263,997
36,528	Governor & Co. of the Bank of Ireland (The)(a)	182,811

		482,755

	Italy (2.6%)
8,243	Assicurazioni Generali SpA	225,930
3,044	Atlantia SpA	73,810
12,477	Banca Monte dei Paschi di Siena SpA	26,694
4,699	Banco Popolare SC(a)	45,074
29,597	Enel SpA	187,862
27,603	ENI SpA	689,914
34,729	Intesa Sanpaolo SpA(a)	153,606
4,162	Mediaset SpA	29,113
3,447	Mediobanca SpA	47,115
12,914	Parmalat SpA	35,698
951	Saipem SpA	28,640
74,609	Telecom Italia SpA	130,906
131,842	UniCredit SpA(a)	515,128

		2,189,490

	Japan (9.8%)
1,200	Aeon Mall Co., Ltd.	24,985
3,000	Aisin Seiki Co., Ltd.	73,191
4,300	Asahi Breweries, Ltd.	78,656
5,000	Asahi Glass Co., Ltd.	40,383
12,400	Bank of Yokohama, Ltd. (The)	60,781
800	Benesse Corp.	39,213
5,100	Bridgestone Corp.	91,529
7,086	Canon, Inc.	286,550
10	Central Japan Railway Co.	71,854
7,900	Chiba Bank, Ltd. (The)	48,932
900	Daikin Industries, Ltd.	32,385
14,700	Daiwa Securities Group, Inc.	75,821
5,731	Denso Corp.	168,549
2,100	East Japan Railway Co.	151,128
1,200	Eisai Co., Ltd.	45,185
500	FamilyMart Co., Ltd.	16,098
2,925	Fanuc, Ltd.	262,310
13,000	Fujitsu, Ltd.	85,011
8,000	Fukuoka Financial Group, Inc.	33,242
876	Hitachi Construction Machinery Co., Ltd.	18,805
14,406	Honda Motor Co., Ltd.	443,743
3,700	Hoya Corp.	87,384
30,000	Itochu Corp.	198,853

Shares		Fair Value
COMMON STOCKS — (continued)
	Japan — (continued)
1,185	Japan Steel Works, Ltd. (The)	$13,624
1,800	JFE Holdings, Inc.	61,761
9,000	Kawasaki Heavy Industries, Ltd.	22,860
12	KDDI Corp.	67,643
8,800	Kirin Holdings Co., Ltd.	134,894
9,200	Komatsu, Ltd.	172,388
2,000	Konica Minolta Holdings, Inc.	18,961
7,202	Kubota Corp.	59,933
478	Kurita Water Industries, Ltd.	17,147
500	Kyocera Corp.	46,399
400	Lawson, Inc.	18,582
900	Makita Corp.(b)	28,575
20,200	Mitsubishi Corp.	408,658
9,000	Mitsubishi Electric Corp.(a)	68,178
7,000	Mitsubishi Estate Co., Ltd.	110,110
9,000	Mitsubishi Heavy Industries, Ltd.	34,089
82,700	Mitsubishi UFJ Financial Group, Inc.	444,064
510	Mitsubishi UFJ Lease & Finance Co., Ltd.	15,397
30,700	Mitsui & Co., Ltd.	401,513
6,500	Mitsui Fudosan Co., Ltd.	109,993
5,000	NGK Insulators, Ltd.	115,858
2,800	Nidec Corp.	227,394
1,000	Nikon Corp.	18,292
266	Nintendo Co., Ltd.	68,156
3	Nippon Building Fund, Inc.	26,770
10,000	Nippon Steel Corp.	36,540
1,600	Nippon Telegraph & Telephone Corp.	74,149
15,900	Nissan Motor Co., Ltd.(a)	107,517
18,500	Nomura Holdings, Inc.(b)	113,970
77	NTT DoCoMo, Inc.	123,008
1,500	Olympus Corp.	39,770
680	ORIX Corp.	41,513
20,708	Panasonic Corp.	305,204
2,800	Resona Holdings, Inc.	36,027
5,000	Ricoh Co., Ltd.	72,857
900	Seven & I Holdings Co., Ltd.	21,556
1,000	Shin-Etsu Chemical Co., Ltd.	61,494
2,000	Shiseido Co., Ltd.	34,869
6,000	Shizuoka Bank, Ltd. (The)	63,365
200	SMC Corp.	24,598
3,366	Sony Corp.	99,557
800	Stanley Electric Co., Ltd.	16,220
14,000	Sumitomo Metal Industries, Ltd.	34,468
10,500	Sumitomo Mitsui Financial Group, Inc.	366,123
5,500	Sumitomo Realty & Development Co., Ltd.(b)	100,668
16,500	Sumitomo Trust & Banking Co., Ltd. (The)	87,679
2,000	Suruga Bank, Ltd.	18,916
9,100	Suzuki Motor Corp.	212,382
1,300	Takeda Pharmaceutical Co., Ltd.	54,164
1,900	Tokio Marine Holdings, Inc.	55,033
1,500	Tokyo Electric Power Co., Inc. (The)	39,353
30,000	Toshiba Corp.(a)	157,411
19,154	Toyota Motor Corp.	761,764
1,120	Unicharm Corp.	106,304
122	Yahoo! Japan Corp.	41,453

		8,453,759

	Korea (South) (2.8%)
113	Doosan Heavy Industries & Construction Co., Ltd.	6,464
1,490	Hana Financial Group, Inc.	51,342

Continued

BB&T International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Shares		Fair Value
COMMON STOCKS — (continued)
	Korea (South) — (continued)
1,044	Hyundai Heavy Industries Co., Ltd.	$159,491
3,115	Hyundai Motor Co.	294,778
3,026	KB Financial Group, Inc.(a)	155,377
2,400	Kia Motors Corp.(a)	37,887
1,472	KT&G Corp.	89,201
2,860	LG Display Co., Ltd.	82,286
732	LG Electronics, Inc.	77,968
260	NHN Corp.(a)	38,286
1,070	POSCO	442,258
810	POSCO, ADR	84,191
661	Samsung Electronics Co., Ltd.	457,216
375	Samsung SDI Co., Ltd.	47,422
3,790	Shinhan Financial Group Co., Ltd.(a)	151,182
1,265	SK Telecom Co., Ltd.	195,937

		2,371,286

	Mexico (0.9%)
8,858	America Movil SAB de CV, ADR, Class L	388,246
10,786	Cemex SAB de CV, ADR(a)	139,355
79,370	Cemex SAB de CV, Series CPO(a)	102,440
6,949	Grupo Televisa SA, ADR	129,182
11,415	Grupo Televisa SA, Series CPO	42,236

		801,459

	Netherlands (3.7%)
17,781	Aegon NV(a)	150,942
2,932	European Aeronautic Defence & Space Co. NV(b)	65,839
301	Fugro NV, CVA	17,383
8,665	Heineken NV	399,483
24,075	ING Groep NV, CVA(a)	429,810
22,852	Koninklijke KPN NV	379,050
7,982	Koninklijke Philips Electronics NV	194,364
998	Randstad Holding NV(a)	43,104
12,614	Reed Elsevier NV	142,317
29,899	Royal Dutch Shell PLC, Class A	855,370
812	SBM Offshore NV	17,265
1,980	TNT NV	53,139
15,048	Unilever NV, CVA	433,696

		3,181,762

	Norway (1.0%)
7,285	DnB NOR ASA(a)	84,377
18,359	Norsk Hydro ASA(a)	122,179
9,493	Orkla ASA	89,488
2,802	Seadrill, Ltd.(a)	58,503
19,079	StatoilHydro ASA	429,072
3,078	Telenor ASA(a)	35,650
2,487	Yara International ASA	78,277

		897,546

	Poland (0.3%)
2,408	Bank Pekao SA(a)	127,528
12,353	Powszechna Kasa Oszczednosci Bank Polski SA	144,400

		271,928

	Portugal (0.1%)
12,032	Banco Comercial Portugues SA, Class R	17,801
10,780	EDP - Energias de Portugal SA	49,376
4,143	EDP Renovaveis SA(a)	45,561

Shares		Fair Value
COMMON STOCKS — (continued)
	Portugal — (continued)
459	Galp Energia SGPS SA - Class B	$7,939

		120,677

	Russia (2.2%)
950	Evraz Group SA, GDR(a)	24,748
24,588	Gazprom OAO, ADR	581,260
7,389	LUKOIL, ADR	405,287
2,027	Mechel, ADR	36,446
22,916	MMC Norilsk Nickel, OJSC, ADR(a)	286,450
1,395	Mobile Telesystems OJSC, ADR	67,337
1,600	NovaTek OAO, GDR	78,880
30,250	Rosneft Oil Co., GDR(a)	229,900
3,185	Severstal, GDR	25,296
5,862	Sistema-Hals, GDR(a)(c)	5,715
6,722	Vimpel-Communications, ADR(a)	125,701
11,300	VTB Bank OJSC, GDR	42,262

		1,909,282

	Singapore (0.7%)
6,000	City Developments, Ltd.	43,957
12,000	DBS Group Holdings, Ltd.	113,130
8,000	Keppel Corp., Ltd.	46,001
16,000	Oversea-Chinese Banking Corp., Ltd.	89,163
61,000	Singapore Telecommunications, Ltd.	140,737
7,000	United Overseas Bank, Ltd.	83,385
17,000	Wilmar International, Ltd.	76,272

		592,645

	South Africa (0.8%)
567	Anglo Platinum, Ltd.(a)	50,345
1,782	Bidvest Group, Ltd.	28,122
20,831	FirstRand, Ltd.	45,783
4,194	Impala Platinum Holdings, Ltd.	97,704
9,857	MTN Group, Ltd.	160,281
2,638	Naspers, Ltd., Class N	90,135
3,965	Sasol, Ltd.	149,057
6,666	Standard Bank Group, Ltd.	86,209

		707,636

	Spain (4.0%)
47,914	Banco Bilbao Vizcaya Argentaria SA	850,499
3,266	Banco Popular Espanol SA(b)	32,741
74,834	Banco Santander Central Hispano SA(b)	1,204,598
753	Grupo Ferrovial SA(b)	36,021
11,216	Iberdrola Renovables SA	55,148
24,449	Iberdrola SA	239,889
3,355	Inditex SA(b)	192,504
3,139	Repsol YPF, SA(b)	85,393
26,707	Telefonica SA	736,889

		3,433,682

	Sweden (1.3%)
5,834	Atlas Copco AB, Class A	75,149
490	Autoliv, Inc.	16,483
4,186	Getinge AB, Class B	70,254
3,216	Hennes & Mauritz AB, Class B(b)	180,606
17,122	Sandvik AB	189,116
2,413	Skandinaviska Enskilda Banken AB, Class A(a)	16,268
12,100	SKF AB, Class B	190,056
1,574	SSAB AB, Class A	24,384
11,355	Svenska Cellulosa AB, Class B	153,923

Continued

BB&T International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Shares		Fair Value
COMMON STOCKS — (continued)
	Sweden — (continued)
4,571	Swedbank AB, Class A(a)	$43,603
1,792	Swedish Match AB	35,987
6,944	TeliaSonera AB	45,620
11,705	Volvo AB, Class B	108,296

		1,149,745

	Switzerland (5.9%)
18,179	ABB, Ltd.(a)	364,878
8,205	Credit Suisse Group AG	455,262
476	Flughafen Zuerich AG	138,717
74	Givaudan SA	55,484
2,012	Holcim, Ltd.(a)	138,042
23,411	Nestle SA	997,616
1,118	Nobel Biocare Holding AG	37,004
21,588	Novartis AG	1,080,129
4,459	Roche Holding AG	720,720
243	Swatch Group AG (The)	57,239
3,510	Swiss Reinsurance	158,446
276	Swisscom AG	98,743
561	Syngenta AG	128,895
24,913	UBS AG(a)	456,045
839	Zurich Financial Services AG	199,569

		5,086,789

	Taiwan (0.7%)
4,931	AU Optronics Corp., ADR	47,732
3,439	Chunghwa Telecom Co., Ltd., ADR	62,040
39,462	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	432,498
11,528	United Microelectronics Corp., ADR(a)	43,806

		586,076

	Ukraine (0.2%)
933,947	Raiffeisen Bank Aval(a)	33,351
2,656	Ukrnafta Oil Co.(a)	50,001
1,101,903	Ukrsotsbank JSCB(a)	50,423
33,222	UkrTelecom, GDR(a)	70,493

		204,268

	United Kingdom (13.3%)
18,489	Anglo American PLC(a)	588,899
5,960	AstraZeneca PLC	267,082
1,918	Aviva PLC	13,736
69,270	Barclays PLC(a)	409,607
6,378	BG Group PLC	110,799
28,323	BHP Billiton PLC	773,120
109,092	BP PLC	964,135
4,642	British Airways PLC(a)	16,358
8,621	British American Tobacco PLC	270,457
26,871	BT Group PLC	55,827
15,946	Cadbury PLC	204,638
21,112	Diageo PLC	323,907
3,103	Friends Provident Group PLC	4,126
14,040	GKN PLC(a)	25,512
45,777	GlaxoSmithKline PLC	899,489
97,765	HSBC Holdings PLC	1,118,707
7,110	Imperial Tobacco Group PLC	205,441
1,223	Johnson Matthey PLC	27,129
6,468	Kingfisher PLC	22,007
14,523	Legal & General Group PLC	20,378
257,832	Lloyds Banking Group PLC(a)	427,303

Shares		Fair Value
COMMON STOCKS — (continued)
	United Kingdom — (continued)
2,987	Lonmin PLC(a)	$79,912
14,400	Marks & Spencer Group PLC	83,332
39,586	Old Mutual PLC	63,265
16,358	Prudential PLC	157,248
23,687	Rio Tinto PLC	1,010,183
6,656	Rolls-Royce Group PLC(a)	50,081
228,450	Royal Bank of Scotland Group PLC(a)	193,320
5,567	Royal Dutch Shell PLC, Class A	158,677
10,696	Standard Chartered PLC	263,588
49,353	Tesco PLC	315,180
533,263	Vodafone Group PLC	1,194,839
332	WM Morrison Supermarkets PLC	1,471
1,633	Wolseley PLC(a)	39,330
36,250	WPP PLC	311,102
50,709	Xstrata PLC(a)	747,604

		11,417,789

	United States (0.1%)
1,775	Southern Copper Corp.	54,475

	Total Common Stocks (Cost $64,575,639)	80,436,705

EXCHANGE TRADED FUNDS (5.0%)
	India (0.1%)
22,800	iShares MSCI India(a)	147,288

	Japan (2.8%)
14,314	Nomura - Nikkei 225	1,624,906
77,760	Nomura TOPIX	797,827

		2,422,733

	Taiwan (2.1%)
145,192	iShares MSCI Taiwan Index Fund	1,785,861

	Total Exchange Traded Funds (Cost $3,868,618)	4,355,882

RIGHTS/WARRANTS (0.0%)
	France (0.0%)
7,854	BNP Paribas, Rights, Expire 10/13/09(a)	17,010

	Germany (0.0%)
611	HeidelbergCement AG, Rights, Expire, 10/07/09(a)	3,264

	Italy (0.0%)
3,283	Mediobanca SpA, Warrants, Expire 03/18/11(a)(d)(e)	233

	Total Rights/Warrants (Cost $0)	20,507

INVESTMENT COMPANY (0.6%)
	United States (0.6%)
502,117	Federated Treasury Obligations Fund, Institutional Shares	502,117

	Total Investment Company (Cost $502,117)	502,117

Continued

BB&T International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (1.8%)
$ 1,535,370	Pool of Various Securities	$1,518,938

	Total Securities Held as Collateral for Securities on Loan (Cost $1,535,370)	1,518,938

Total Investments — 100.9% (Cost $70,481,744)		86,834,149
Net Other Assets (Liabilities) — (0.9)%		(807,061)

NET ASSETS — 100.0%		$86,027,088

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2009.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be illiquid. As of September 30, 2009, these securities represent 0.0003% of net assets.
(e)	Security was fair valued under the methods approved by the Board of Trustees.

ADR — American Depository Receipt

CPO — Certificate of Participation Ordinary

CVA — Share Certificate

GDR — Global Depository Receipt

JSCB — Joint Stock Commercial Bank

Pref — Preference Shares

Sector (unaudited)	Percentage of net assets
Consumer Discretionary	6.9%
Consumer Staples	6.9%
Energy	10.8%
Exchange Traded Funds	5.0%
Financials	27.2%
Health Care	5.4%
Industrials	10.2%
Information Technology	3.4%
Materials	12.8%
Telecommunication Services	7.2%
Utilities	2.7%
Cash Equivalents	2.4%

100.9%

Foreign Currency Exchange Contracts	Delivery Date	Contract Amount in Local Currency	Contract Amount in U.S. Dollars	Fair Value	Unrealized Appreciation/ (Depreciation)
Short
Czech Koruna vs. U.S. Dollar	10/27/2009	(14,556,674)	$(745,492)	$(843,235)	$(97,744)

Total Short Contracts			$(745,492)	$(843,235)	$(97,744)

Long
Canadian Dollar vs. U.S. Dollar	12/16/2009	1,223,816	1,137,096	1,143,199	$6,103
Japanese Yen vs. U.S. Dollar	12/16/2009	143,408,704	1,584,845	1,598,450	13,605

Total Long Contracts			$2,721,941	$2,741,649	$19,708

See accompanying notes to the financial statements.

BB&T Special Opportunities Equity Fund

Schedule of Portfolio Investments

September 30, 2009

Shares		Fair Value
COMMON STOCKS (84.4%)
	Consumer Discretionary (6.0%)
1,087,000	Comcast Corp., Class A	$18,359,430
317,000	Yum! Brands, Inc.	10,701,920

		29,061,350

	Consumer Staples (2.0%)
144,000	Energizer Holdings, Inc.(a)(b)	9,552,960

	Energy (11.3%)
204,000	Apache Corp.(b)	18,733,320
411,000	Halliburton Co.	11,146,320
395,000	Petroleo Brasileiro SA, ADR(b)	15,527,450
460,900	Weatherford International, Ltd.(a)(b)	9,554,457

		54,961,547

	Financials (1.7%)
24,700	Markel Corp.(a)	8,146,554

	Health Care (26.7%)
412,300	Allscripts-Misys Healthcare Solutions, Inc.(b)	8,357,321
324,000	Baxter International, Inc.	18,471,240
249,000	Becton Dickinson & Co.	17,367,750
803,000	Bristol-Myers Squibb Co.	18,083,560
317,000	Gilead Sciences, Inc.(a)	14,765,860
284,000	McKesson Corp.(b)	16,912,200
311,220	Medcath Corp.(a)	2,729,399
334,000	Teva Pharmaceutical Industries, Ltd., ADR(c)	16,887,040
647,000	UnitedHealth Group, Inc.	16,200,880

		129,775,250

	Industrials (6.3%)
185,000	L-3 Communications Holdings, Inc.	14,859,200
260,000	SPX Corp.(b)	15,930,200

		30,789,400

	Information Technology (27.1%)
1,097,000	Activision Blizzard, Inc.(a)	13,591,830
871,000	Akamai Technologies, Inc.(a)	17,141,280
834,000	Cisco Systems, Inc.(a)(b)	19,632,360
1,212,000	Dell, Inc.(a)(b)	18,495,120
709,000	eBay, Inc.(a)	16,739,490
470,000	Harris Corp.	17,672,000
30,600	Harris Stratex Networks, Inc., Class A(a)	214,200

Shares		Fair Value
COMMON STOCKS — (continued)
	Information Technology — (continued)
509,000	Intuit, Inc.(a)	$14,506,500
848,000	Symantec Corp.(a)	13,966,560

		131,959,340

	Materials (3.3%)
789,900	Nalco Holding Co.(b)	16,185,051

	Total Common Stocks (Cost $364,136,414)	410,431,452

INVESTMENT COMPANY (16.6%)
80,505,120	Federated Treasury Obligations Fund, Institutional Shares	80,505,120

	Total Investment Company (Cost $80,505,120)	80,505,120

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (0.3%)
$2,333,863	Pool of Various Securities	1,688,389

	Total Securities Held as Collateral for Securities on Loan (Cost $2,333,863)	1,688,389

Total Investments — 101.3% (Cost $446,975,397)		492,624,961
Net Other Assets (Liabilities) — (1.3)%		(6,337,765)

NET ASSETS — 100.0%		$486,287,196

(a)	Represents non-income producing security.
(b)	Security held as collateral for written call option.
(c)	Represents that all or a portion of the security was on loan as of September 30, 2009.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

BB&T Equity Income Fund

Schedule of Portfolio Investments

September 30, 2009

Shares		Fair Value
COMMON STOCKS (92.3%)
	Consumer Discretionary (7.9%)
258,000	McDonald’s Corp.	$14,724,060
918,000	Pearson PLC, ADR(a)	11,410,740

		26,134,800

	Consumer Staples (18.3%)
185,000	Diageo PLC, ADR	11,375,650
221,000	Kimberly-Clark Corp.	13,034,580
306,000	Kraft Foods, Inc., Class A	8,038,620
229,000	PepsiCo, Inc.	13,433,140
299,000	Philip Morris International, Inc.	14,573,260

		60,455,250

	Energy (20.0%)
166,000	BP PLC, ADR(a)	8,836,180
158,000	Chevron Corp.	11,127,940
320,000	Kinder Morgan Management LLC(b)	15,152,000
594,100	Natural Resource Partners LP(a)	12,398,867
305,000	Teekay Corp.(c)	6,670,350
475,000	Teekay LNG Partners LP	11,789,500

		65,974,837

	Financials (5.9%)
378,000	Allstate Corp. (The)	11,574,360
292,000	Federated Investors, Inc., Class B(a)(c)	7,700,040

		19,274,400

	Health Care (11.5%)
256,000	Abbott Laboratories	12,664,320
283,000	Novartis AG, ADR(c)	14,257,540
669,000	Pfizer, Inc.	11,071,950

		37,993,810

	Industrials (7.7%)
175,000	Lockheed Martin Corp.	13,664,000
390,000	Waste Management, Inc.(a)	11,629,800

		25,293,800

	Information Technology (13.8%)
625,500	Intel Corp.(c)	12,241,035
870,000	Nokia Corp., ADR(a)	12,719,400
418,000	Paychex, Inc.	12,142,900
749,944	Taiwan Semiconductor Manufacturing Co., Ltd., ADR(c)	8,219,386

		45,322,721

Shares		Fair Value
COMMON STOCKS — (continued)
	Telecommunication Services (3.4%)
375,000	Verizon Communications, Inc.	$11,351,250

	Utilities (3.8%)
358,000	Dominion Resources, Inc.	12,351,000

	Total Common Stocks (Cost $298,280,018)	304,151,868

INVESTMENT COMPANY (7.8%)
25,804,641	Federated Treasury Obligations Fund, Institutional Shares	25,804,641

	Total Investment Company (Cost $25,804,641)	25,804,641

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (8.4%)
$27,939,020	Pool of Various Securities	27,520,474

	Total Securities Held as Collateral for Securities on Loan (Cost $27,939,020)	27,520,474

Total Investments — 108.5% (Cost $352,023,679)		357,476,983
Net Other Assets (Liabilities) — (8.5)%		(27,984,326)

NET ASSETS — 100.0%		$329,492,657

(a)	Represents that all or a portion of the security was on loan as of September 30, 2009.
(b)	Represents non-income producing security.
(c)	Security held as collateral for written call option.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

BB&T Short U.S. Government Fund

Schedule of Portfolio Investments

September 30, 2009

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS (16.4%)
	Fannie Mae(a) (5.6%)
$ 149,259	5.000%, 10/25/15, Series 2003-16, Class PC	$151,246
1,500,000	4.500%, 9/25/16, Series 2003-81, Class NY	1,561,797
578,977	5.000%, 2/25/18, Series 2004-101, Class B	594,461
280,433	4.500%, 8/25/26, Series 2005-65, Class WG	283,350
1,000,000	5.500%, 3/25/28, Series 2003-8, Class OD	1,023,851

		3,614,705

	Freddie Mac(a) (8.7%)
998,590	4.500%, 5/15/10, Series 2617, Class BC	1,003,113
294,142	5.000%, 9/15/18, Series 2701, Class OD	299,810
113,584	5.000%, 6/15/24, Series 2915, Class KA	114,465
230,671	5.000%, 2/15/25, Series 2941, Class XA	234,590
273,086	5.000%, 7/15/25, Series 2931, Class JA	277,986
260,608	4.000%, 5/15/26, Series 2750, Class KP	264,999
607,356	4.000%, 8/15/26, Series 2595, Class WJ	609,976
255,927	5.000%, 9/15/26, Series 3018, Class UM	259,754
720,880	4.500%, 5/15/27, Series 2682, Class XJ	744,071
556,575	5.500%, 6/15/27, Series 3255, Class QA	569,871
1,175,493	4.500%, 4/15/29, Series 2614, Class QE	1,195,237

		5,573,872

	Ginnie Mae (2.1%)
1,294,823	4.500%, 4/16/28, Series 2003-97, Class NC	1,323,474

	Total Collateralized Mortgage Obligations (Cost $10,477,384)	10,512,051

CORPORATE BONDS (4.9%)
	Financials (4.9%)
1,000,000	Goldman Sachs Group, Inc. (The), 5.250%, 10/15/13	1,061,615
1,000,000	JPMorgan Chase & Co., 5.125%, 9/15/14	1,041,813
1,000,000	Morgan Stanley, 5.300%, 3/1/13	1,047,832

	Total Corporate Bonds (Cost $3,170,431)	3,151,260

FDIC GUARANTEED SECURITIES (7.2%)
	Financials (7.2%)
1,000,000	American Express Bank FSB, 3.150%, 12/9/11(b)	1,038,167
1,000,000	General Electric Capital Corp., 2.200%, 6/8/12	1,015,458
1,000,000	JPMorgan Chase & Co., 2.200%, 6/15/12	1,017,110
1,500,000	Regions Bank, 3.250%, 12/9/11	1,560,459

	Total FDIC Guaranteed Securities (Cost $4,574,884)	4,631,194

MORTGAGE-BACKED SECURITIES (4.1%)
	Fannie Mae(a) (2.5%)
425,228	4.500%, 1/1/10, Pool #254626	428,524
188,383	6.500%, 8/1/13, Pool #251901	201,659
210,142	6.000%, 3/1/16, Pool #253702	225,426
196,596	6.000%, 4/1/16, Pool #535846	210,896
359,841	6.500%, 4/1/16, Pool #253706	388,445
153,627	6.000%, 8/1/16, Pool #545125	165,040

		1,619,990

	Freddie Mac(a) (1.6%)
547,668	4.500%, 1/1/10, Pool #M80792	555,170

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Freddie Mac(a) — (continued)
$ 85,224	6.500%, 5/1/13, Pool #E00548	$89,757
327,138	6.000%, 9/1/16, Pool #E01049	349,779

		994,706

	Total Mortgage-Backed Securities (Cost $2,497,504)	2,614,696

MUNICIPAL BONDS (5.8%)
	California (1.7%)
1,000,000	Northern California Transmission Agency, California-Oregon Transmission Project Refunding Revenue, Series B, 5.370%, 5/1/15	1,083,440

	Texas (1.6%)
1,000,000	Texas State, College Student Loan G.O., 5.000%, 8/1/11	1,053,700

	Virginia (1.6%)
310,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty State Aid Withholding), 4.000%, 3/1/13	329,660
215,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty State Aid Withholding), 4.200%, 3/1/14	229,781
430,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty State Aid Withholding), 4.550%, 3/1/15	463,368

		1,022,809

	West Virginia (0.9%)
500,000	West Virginia School Building Authority, WV, Capital Improvements Refunding Revenue, Series A (NATL-RE FGIC), 5.000%, 7/1/12	543,755

	Total Municipal Bonds (Cost $3,565,004)	3,703,704

U.S. GOVERNMENT AGENCIES (51.3%)
	Fannie Mae(a) (14.5%)
2,500,000	3.875%, 2/15/10	2,533,218
1,000,000	6.250%, 2/1/11	1,059,034
1,750,000	4.375%, 3/15/13(b)	1,898,228
1,000,000	3.375%, 3/10/14	1,008,352
2,750,000	3.300%, 7/30/14	2,776,012

		9,274,844

	Federal Farm Credit Bank (12.8%)
3,000,000	5.375%, 7/18/11	3,228,831
1,000,000	3.950%, 3/4/13	1,015,103
2,750,000	4.250%, 7/8/13	2,947,585
1,000,000	2.750%, 5/6/14	998,773

		8,190,292

	Federal Home Loan Bank (11.4%)
3,000,000	4.625%, 2/18/11, Series 616	3,161,529
1,500,000	4.340%, 11/28/12	1,538,198
2,500,000	5.785%, 6/25/14	2,596,730

		7,296,457

	Freddie Mac(a) (12.6%)
2,000,000	2.125%, 4/2/12	2,014,962
2,000,000	2.250%, 8/24/12	2,015,256

Continued

BB&T Short U.S. Government Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
U.S. GOVERNMENT AGENCIES — (continued)
	Freddie Mac(a) — (continued)
$2,000,000	3.250%, 3/3/14	$2,012,990
2,000,000	3.250%, 3/18/14	2,020,848

		8,064,056

	Total U.S. Government Agencies (Cost $32,314,242)	32,825,649

U.S. TREASURY NOTES (5.9%)
500,000	4.250%, 10/15/10	519,805
2,000,000	1.375%, 5/15/12	2,006,718
1,150,000	4.125%, 8/31/12	1,240,293

	Total U.S. Treasury Notes (Cost $3,664,930)	3,766,816

Shares
INVESTMENT COMPANY (4.0%)
2,548,339	Federated Treasury Obligations Fund, Institutional Shares	2,548,339

	Total Investment Company (Cost $2,548,339)	2,548,339

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (4.5%)
$3,005,938	Pool of Various Securities	2,920,516

	Total Securities Held as Collateral for Securities on Loan (Cost $3,005,938)	2,920,516

Fair Value
Total Investments — 104.1% (Cost $65,818,656)	$66,674,225
Net Other Assets (Liabilities) — (4.1)%	(2,642,173)

NET ASSETS — 100.0%	$64,032,052

(a)	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2009.

FDIC — Federal Deposit Insurance Corp.

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

NATL — National

RE — Reinsurance

See accompanying notes to the financial statements.

BB&T Intermediate U.S. Government Fund

Schedule of Portfolio Investments

September 30, 2009

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)
$ 571,447	Chase Mortgage Finance Corp., Series 2005-S3, Class A6, 5.500%, 11/25/35	$523,410
548,334	Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A1, 4.250%, 3/25/34	518,402

	Total Collateralized Mortgage Obligations (Cost $887,184)	1,041,812

CORPORATE BONDS (4.1%)
	Financials (4.1%)
2,000,000	Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15	2,090,056
2,000,000	MBNA Corp., 5.000%, 6/15/15	1,976,198
2,000,000	Morgan Stanley, 4.000%, 1/15/10	2,015,576
1,780,000	Wachovia Corp., 5.300%, 10/15/11	1,885,898

	Total Corporate Bonds (Cost $7,867,964)	7,967,728

FDIC GUARANTEED SECURITIES (2.7%)
	Financials (2.7%)
5,000,000	American Express Bank FSB, 3.150%, 12/9/11	5,190,835

	Total FDIC Guaranteed Securities (Cost $4,997,083)	5,190,835

MORTGAGE-BACKED SECURITIES (21.3%)
	Fannie Mae(a) (16.4%)
3,525,360	5.000%, 1/1/18, Pool #650205	3,745,420
3,185,516	4.500%, 3/1/18, Pool #555292	3,365,043
1,254,158	5.500%, 1/1/33, Pool #678321	1,319,871
2,340,117	5.000%, 7/1/33, Pool #724965	2,430,220
739,867	5.000%, 8/1/33, Pool #724365	773,102
915,766	5.000%, 8/1/33, Pool #738751	951,488
764,208	5.000%, 10/1/33, Pool #753298	793,615
2,282,896	6.500%, 11/1/34, Pool #783476	2,439,762
8,210,315	5.500%, 9/1/35, Pool #835787	8,622,541
7,065,995	5.500%, 8/1/37, Pool #946238	7,350,843

		31,791,905

	Freddie Mac(a) (4.9%)
3,979,349	4.500%, 2/1/18, Pool #E94445	4,203,614
5,013,632	5.500%, 2/1/29, Pool #A18613	5,280,830

		9,484,444

	Total Mortgage-Backed Securities (Cost $39,123,932)	41,276,349

Principal Amount		Fair Value
U.S. GOVERNMENT AGENCIES (52.9%)
	Fannie Mae(a) (23.7%)
$3,000,000	4.050%, 2/22/13	$3,201,348
6,970,000	5.125%, 1/2/14	7,395,170
5,775,000	5.400%, 12/14/22	5,825,121
13,950,000	5.210%, 1/25/23	14,113,313
6,000,000	5.210%, 3/3/23	6,092,514
9,000,000	5.800%, 2/9/26	9,319,374

		45,946,840

	Federal Farm Credit Bank (5.4%)
10,000,000	4.670%, 2/27/18	10,526,070

	Federal Home Loan Bank (10.6%)
5,000,000	0.500%, 5/13/10, STEP	5,001,305
10,000,000	0.500%, 7/27/11, STEP	10,007,920
5,000,000	5.000%, 11/17/17	5,462,135

		20,471,360

	Freddie Mac(a) (7.9%)
3,000,000	5.875%, 3/21/11(b)	3,178,197
10,000,000	3.000%, 2/4/14	10,042,090
2,000,000	4.875%, 6/13/18	2,180,316

		15,400,603

	Private Export Funding Corp. (5.3%)
4,350,000	4.974%, 8/15/13	4,778,131
5,000,000	4.550%, 5/15/15	5,407,885

		10,186,016

	Total U.S. Government Agencies (Cost $100,835,800)	102,530,889

U.S. TREASURY NOTES (8.3%)
10,000,000	1.875%, 4/30/14(b)	9,881,250
5,000,000	6.250%, 8/15/23	6,267,190

	Total U.S. Treasury Notes (Cost $15,983,685)	16,148,440

U.S. TREASURY BILLS* (5.2%)
10,000,000	0.452%, 4/8/10	9,990,970

	Total U.S. Treasury Bills (Cost $9,976,375)	9,990,970

Shares
INVESTMENT COMPANY (4.7%)
9,114,733	Federated Treasury Obligations Fund, Institutional Shares	9,114,733

	Total Investment Company (Cost $9,114,733)	9,114,733

Continued

BB&T Intermediate U.S. Government Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (1.5%)
$ 2,889,393	Pool of Various Securities	$2,798,781

	Total Securities Held as Collateral for Securities on Loan (Cost $2,889,393)	2,798,781

Total Investments — 101.2% (Cost $191,676,149)		196,060,537
Net Other Assets (Liabilities) — (1.2)%		(2,371,785)

NET ASSETS — 100.0%		$193,688,752

*	Discount note or zero coupon bond. Rate disclosed represents the annualized yield from date of purchase.
(a)	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2009.

FDIC — Federal Deposit Insurance Corp.

STEP — Step Coupon Bond

See accompanying notes to the financial statements.

BB&T Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2009

Principal Amount		Fair Value
ASSET BACKED SECURITIES (9.2%)
$1,205,000	American Express Credit Account Master Trust, Series 2007-8, Class B, 0.943%, 5/15/15*	$1,149,598
1,614,000	Carmax Auto Owner Trust, Series 2009-1, Class A3, 4.120%, 3/15/13	1,678,384
5,095,000	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4, Class 1A5, STEP, 5.416%, 5/25/33(a)	4,000,711
1,250,000	Chase Issuance Trust, Series 2005-A13, Class A13, 0.283%, 2/15/13*	1,244,064
2,154,000	Chase Issuance Trust, Series 2007-A13, Class A13, 0.283%, 7/15/14*(b)	2,115,534
1,760,000	Chase Issuance Trust, Series 2009-A7, Class A7, 0.694%, 9/17/12*	1,761,305
2,762,456	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB5, Class AF2, STEP, 4.831%, 8/25/35(a)	2,579,189
1,970,000	Harley-Davidson Motorcycle Trust, Series 2009-1, Class A3, 3.190%, 11/15/13	2,011,399
1,337,000	Honda Auto Receivables Owner Trust, Series 2009-2, Class A4, 4.430%, 7/15/15	1,390,624
2,935,000	Hyundai Auto Receivables Trust, Series 2008-A, Class A4, 5.480%, 11/17/14	3,118,400
1,640,000	MBNA Credit Card Master Note Trust, Series 2005-A4, Class A4, 0.283%, 11/15/12*	1,633,537
2,000,000	Nissan Auto Lease Trust, Series 2009-A, Class A3, 2.920%, 12/15/11	2,035,763
1,290,000	Nissan Auto Receivables Owner Trust, Series 2009-A, Class A4, 4.740%, 8/17/15	1,367,404
2,370,000	USAA Auto Owner Trust, Series 2008-1, Class A4, 4.500%, 10/15/13	2,483,795
2,935,000	USAA Auto Owner Trust, Series 2009-1, A4, 4.770%, 9/15/14	3,104,802
1,384,000	World Omni Auto Receivables Trust, Series 2009-A, Class A4, 5.120%, 5/15/14	1,468,337

	Total Asset Backed Securities (Cost $33,530,616)	33,142,846

COLLATERALIZED MORTGAGE OBLIGATIONS (5.8%)
2,991,803	Chase Mortgage Finance Corp., Series 2003-S7, Class A1, 0.646%, 8/25/18*	2,758,448
2,427,533	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-7, Class 3A1, 4.049%, 5/25/34*	2,199,831
1,457,055	Freddie Mac, Series 2906, Class VC, 5.000%, 12/15/15	1,547,370
2,784,575	MASTR Alternative Loans Trust, Series 2005-4, Class 4A1, 5.500%, 6/25/20	2,666,231
1,314,456	MASTR Asset Securitization Trust, Series 2004-1, Class 1A1, 5.000%, 2/25/34	1,310,985
3,323,300	RAAC, Series 2004-SP3, Class AI5, 4.890%, 12/25/32*	3,199,715
2,577,575	RBSSP Resecuritization Trust, Series 2009-6, Class 2A1, 5.330%, 1/26/36*(c)	2,433,667
3,560,990	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 4.842%, 6/25/34*	3,224,318

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$2,026,622	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 5.000%, 10/25/35*	$1,845,252

	Total Collateralized Mortgage Obligations (Cost $20,608,465)	21,185,817

COMMERCIAL MORTGAGE-BACKED SECURITIES (8.1%)
2,100,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4, 4.674%, 6/11/41	2,023,147
2,400,000	Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40(c)	2,071,949
3,700,000	CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A3, 4.813%, 2/15/38	3,722,096
1,375,653	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2, 4.305%, 8/10/42.	1,367,606
2,800,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-CB7, Class A4, 4.879%, 1/12/38*	2,875,274
3,073,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class A4, 5.335%, 8/12/37*	3,055,956
2,774,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A3, 4.865%, 3/15/46	2,735,653
3,400,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/43*	3,206,582
2,600,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A3, 5.389%, 7/12/46*	2,488,607
3,700,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/42	3,600,455
2,115,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A3, 6.100%, 2/15/51*	1,999,386

	Total Commercial Mortgage-Backed Securities (Cost $27,132,682)	29,146,711

CORPORATE BONDS (33.8%)
	Consumer Discretionary (3.2%)
2,904,000	Comcast Corp., 6.950%, 8/15/37	3,241,334
2,110,000	Historic TW, Inc., 9.125%, 1/15/13	2,450,166
3,405,000	Time Warner Cable, Inc., 6.750%, 6/15/39	3,682,290
2,085,000	Viacom, Inc., 5.625%, 9/15/19	2,119,213

		11,493,003

	Consumer Staples (1.4%)
1,530,000	Altria Group, Inc., 9.950%, 11/10/38	2,080,182
940,000	Brown University, 4.570%, 9/1/19	975,635
1,800,000	CVS Caremark Corp., 6.125%, 9/15/39	1,831,002

		4,886,819

	Energy (2.9%)
2,125,000	Boardwalk Pipelines LP, 5.750%, 9/15/19	2,121,530
1,750,000	Magellan Midstream Partners LP, 6.550%, 7/15/19	1,944,635

Continued

BB&T Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Energy — (continued)
$2,276,000	Peabody Energy Corp., Series B, 6.875%, 3/15/13(b)	$2,298,760
1,725,000	Plains All American Pipeline LP, 8.750%, 5/1/19	2,070,695
1,650,000	Smith International, Inc., 9.750%, 3/15/19	2,035,841

		10,471,461

	Financials (14.8%)
3,150,000	Aflac, Inc., 8.500%, 5/15/19	3,755,021
3,201,000	American Express Co., 8.125%, 5/20/19	3,785,794
2,600,000	Bank of America Corp., 5.125%, 11/15/14(b)	2,656,802
2,042,000	Bank of America Corp., 5.750%, 12/1/17	2,038,277
940,000	Bank of America Corp., 7.625%, 6/1/19	1,059,184
3,160,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/1/18(b)	3,608,853
850,000	Caterpillar Financial Services Corp., MTN, 7.150%, 2/15/19	985,627
470,000	Credit Suisse, New York, 5.500%, 5/1/14	505,052
1,315,000	Credit Suisse, New York, 5.300%, 8/13/19	1,348,331
2,355,000	ERP Operating LP REIT, 5.125%, 3/15/16(b)	2,297,945
1,769,000	GATX Financial Corp., 5.125%, 4/15/10(b)	1,784,337
5,500,000	General Electric Capital Corp., MTN, 6.875%, 1/10/39	5,760,315
1,355,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/19	1,549,601
2,380,000	Goldman Sachs Group, Inc. (The), 6.125%, 2/15/33	2,544,751
1,525,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/1/37	1,573,847
2,100,000	Merrill Lynch & Co., Inc., 6.875%, 4/25/18	2,208,564
1,550,000	MetLife, Inc., 6.750%, 6/1/16	1,729,812
1,000,000	Morgan Stanley, 4.250%, 5/15/10	1,016,589
3,888,000	Morgan Stanley, MTN, Series F, 6.625%, 4/1/18(b)	4,111,261
2,585,000	Prudential Financial, Inc., MTN, Series B, 5.100%, 9/20/14(b)	2,612,176
1,530,000	Simon Property Group LP REIT, 6.750%, 5/15/14	1,640,896
3,525,000	Wachovia Bank, N.A., 5.850%, 2/1/37	3,409,606
1,455,000	Wachovia Corp., 5.625%, 10/15/16	1,519,069

		53,501,710

	Health Care (0.8%)
2,940,000	Laboratory Corp. of America Holdings, 5.625%, 12/15/15(b)	3,039,731

	Industrials (3.9%)
3,593,000	Allied Waste North America, Inc., 6.875%, 6/1/17(b)	3,794,844
3,893,000	Corrections Corp. of America, 6.250%, 3/15/13(b)	3,834,605
2,380,000	Goodrich (BF) Corp., 6.290%, 7/1/16(b)	2,586,827
2,100,000	L-3 Communications Corp., 5.875%, 1/15/15	2,089,500
1,840,000	Roper Industries, Inc., 6.250%, 9/1/19	1,910,037

		14,215,813

	Information Technology (1.9%)
755,000	Agilent Technologies, Inc., 5.500%, 9/14/15	776,620
1,750,000	Fiserv, Inc., 6.125%, 11/20/12	1,896,715
3,890,000	Xerox Corp., 6.350%, 5/15/18	4,044,067

		6,717,402

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Materials (1.3%)
$3,400,000	ArcelorMittal, 9.850%, 6/1/19	$4,021,534
590,000	Valspar Corp., 7.250%, 6/15/19	640,838

		4,662,372

	Telecommunication Services (3.0%)
1,598,000	America Movil SAB de CV, 6.375%, 3/1/35	1,665,057
900,000	AT&T, Inc., 5.800%, 2/15/19	963,032
3,930,000	AT&T, Inc., 6.400%, 5/15/38(b)	4,171,939
590,000	Telecom Italia Capital SA, 7.175%, 6/18/19	658,347
655,000	Verizon Communications, Inc., 6.350%, 4/1/19	723,295
2,342,000	Verizon Communications, Inc., 7.350%, 4/1/39	2,777,106

		10,958,776

	Utilities (0.6%)
1,909,000	Ohio Power Co., Series K, 6.000%, 6/1/16	2,053,918

	Total Corporate Bonds (Cost $112,810,134)	122,001,005

MORTGAGE-BACKED SECURITIES (39.1%)
	Fannie Mae(d) (17.8%)
50,077	6.000%, 10/1/13, Pool #252061	53,672
124,781	5.500%, 4/1/18, Pool #685496	133,545
149,744	5.000%, 8/1/20, Pool #832058	158,342
376,295	5.000%, 8/1/20, Pool #838787	397,902
820,006	5.500%, 11/1/20, Pool #843972	872,217
351,405	5.500%, 6/1/21, Pool #831526	372,791
90,264	5.000%, 5/1/22, Pool #256716	94,841
1,378,884	6.000%, 7/1/22, Pool #944967	1,470,774
2,574,712	5.000%, 12/1/22, Pool #967350	2,705,258
8,519,886	5.000%, 5/1/23, Pool #976197	8,946,067
1,071,585	5.000%, 9/1/25, Pool #255892	1,121,443
2,647,580	5.500%, 2/1/27, Pool #256600	2,800,464
581,430	6.500%, 1/1/35, Pool #809198	625,061
2,525,825	5.500%, 3/1/35, Pool #787561	2,652,643
3,370,065	5.500%, 4/1/35, Pool #822982	3,541,377
282,812	6.000%, 4/1/35, Pool #735503	300,947
369,279	7.000%, 6/1/35, Pool #255820	404,515
679,119	7.000%, 6/1/35, Pool #830686	743,920
1,718,373	5.500%, 10/1/35, Pool #817568	1,804,649
1,280,313	5.500%, 2/1/36, Pool #256101	1,344,595
878,984	5.500%, 2/1/36, Pool #831295	923,116
1,252,844	6.500%, 3/1/36, Pool #866062	1,341,966
1,213,367	6.000%, 6/1/36, Pool #886959	1,283,970
1,129,801	6.500%, 7/1/36, Pool #885493	1,210,170
452,273	5.500%, 12/1/36, Pool #922224	474,345
5,255,031	5.500%, 1/1/37, Pool #256552	5,511,487
2,836,100	6.000%, 4/1/37, Pool #256674	2,998,467
975,382	6.000%, 9/1/37, Pool #955005	1,031,223
3,585,842	6.000%, 12/1/37, Pool #965613	3,791,131
5,550,192	4.805%, 7/1/38, Pool #981430*	5,801,124
851,557	5.000%, 11/1/38, Pool #995074	880,950
1,556,943	4.500%, 1/1/39, Pool #AA0841	1,579,318
940,882	4.500%, 2/1/39, Pool #930492	954,403
1,700,000	6.000%, 5/1/39, Pool #935238	1,795,731
4,000,000	6.000%, 9/1/39, Pool #AD0132	4,229,000

		64,351,424

	Freddie Mac(d) (19.3%)
1,070,142	5.000%, 5/1/20, Pool #B19275	1,132,595
287,326	5.500%, 3/1/21, Pool #J01432	305,172
1,701,493	5.500%, 10/1/21, Pool #G12425	1,804,513

Continued

BB&T Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Freddie Mac(d) — (continued)
$ 907,691	5.000%, 12/1/21, Pool #J04025	$956,976
1,700,000	5.500%, 12/1/22, Pool #G13665	1,802,930
1,718,359	5.000%, 7/1/25, Pool #C90908	1,795,211
1,659,680	4.500%, 6/1/35, Pool #G01842	1,685,958
3,486,539	5.500%, 6/1/35, Pool #A35148	3,662,682
2,336,378	5.500%, 7/1/35, Pool #A36540	2,454,414
792,762	6.000%, 7/1/35, Pool #A36304	840,377
869,214	5.500%, 8/1/35, Pool #A36652	913,128
1,348,998	5.000%, 9/1/35, Pool #A37961	1,398,799
643,165	5.500%, 9/1/35, Pool #G08080	675,658
3,271,498	5.077%, 12/1/35, Pool #847603*	3,405,407
983,532	5.500%, 12/1/35, Pool #A40359	1,033,221
1,361,487	5.000%, 3/1/36, Pool #G08115	1,411,749
2,047,090	5.500%, 4/1/36, Pool #A44445	2,147,312
1,177,212	6.500%, 5/1/36, Pool #A48509	1,256,722
455,797	5.000%, 7/1/36, Pool #G02291	471,983
3,182,797	6.000%, 9/1/36, Pool #A52325	3,368,991
1,341,961	5.500%, 12/1/36, Pool #A80368	1,407,661
4,343,773	5.881%, 12/1/36, Pool #1J1390*	4,587,296
3,468,157	5.000%, 4/1/37, Pool #G08191	3,589,145
2,880,864	6.000%, 4/1/37, Pool #A58853	3,047,594
3,001,233	5.000%, 7/1/37, Pool #G03050	3,105,932
994,102	6.000%, 8/1/37, Pool #A64067	1,051,636
1,366,587	5.500%, 9/1/37, Pool #G03202	1,432,425
1,748,963	5.500%, 1/1/38, Pool #A71523	1,833,223
2,350,037	5.500%, 1/1/38, Pool #G04507	2,463,255
2,398,085	5.224%, 4/1/38, Pool #783255*	2,519,073
2,359,452	5.500%, 7/1/38, Pool #A79017	2,472,990
1,384,090	5.500%, 7/1/38, Pool #G04388	1,450,693
1,446,651	4.500%, 9/1/38, Pool #G04953	1,465,633
1,701,226	6.000%, 9/1/38, Pool #A81453	1,797,728
794,708	4.500%, 1/1/39, Pool #A84147	805,135
2,361,869	5.000%, 5/1/39, Pool #G08345	2,443,894
1,762,000	4.500%, 10/15/39(e)	1,782,372

		69,779,483

	Ginnie Mae (2.0%)
6,796,744	5.000%, 10/15/39(e)	7,032,510

	Total Mortgage-Backed Securities (Cost $136,025,427)	141,163,417

MUNICIPAL BONDS (6.3%)
	California (2.3%)
3,220,000	California State, Water Utility Improvements G.O., Taxable, 5.450%, 4/1/15	3,401,189
780,000	Los Angeles Harbor Department, Crossover Refunding Revenue, Series A, Callable 8/1/12 @ 100 (AMBAC), 5.500%, 8/1/14	831,332
3,700,000	Metropolitan Water District of Southern California, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	4,006,841

		8,239,362

	District of Columbia (0.4%)
1,310,000	Metropolitan Washington Airports Authority, Refunding Revenue Bonds, Series D (NATL-RE), 5.000%, 10/1/11	1,394,364

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Florida (0.3%)
$1,300,000	Greater Orlando Aviation Authority, FL, Port, Airport & Marina Improvements Revenue, Series A, Callable 11/2/09 @ 101 (NATL-RE FGIC), 5.250%, 10/1/12	$1,315,678

	Iowa (1.4%)
7,050,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Series E, Taxable, Callable 10/13/09 @ 100 (AMBAC, GTD STD LNS), 0.000%, 12/1/31*(a)(f)	5,146,500

	New Jersey (1.4%)
7,100,000	Higher Education Student Assistance Authority, NJ, Student Loan Revenue, Series A, Callable 10/01/09 @ 100 (NATL-RE, GTD STD LNS), 0.823%, 6/1/36*(a)(f)	4,970,000

	New York (0.5%)
1,785,000	New York & New Jersey Port Authority, Port, Airport & Marina Improvements Revenue, Series 122, Callable 11/2/09 @ 100.5 (General Obligation of Authority), 5.500%, 7/15/15	1,796,978

	Total Municipal Bonds (Cost $26,346,466)	22,862,882

U.S. TREASURY NOTES (0.2%)
750,000	4.500%, 5/15/38(b)	807,071

	Total U.S. Treasury Notes (Cost $758,214)	807,071

Shares
INVESTMENT COMPANY (0.3%)
1,126,960	Federated Treasury Obligations Fund, Institutional Shares	1,126,960

	Total Investment Company (Cost $1,126,960)	1,126,960

Principal Amount
SHORT TERM INVESTMENTS (0.0%)
$596,576	BNY Institutional Cash Reserve, Series B	99,926

	Total Short Term Investments (Cost $596,576)	99,926

Total Investments — 102.8% (Cost $358,935,540)		371,536,635
Net Other Assets (Liabilities) — (2.8)%		(10,285,296)

NET ASSETS — 100.0%		$361,251,339

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2009. The maturity date reflected is the final maturity date.
(a)	Illiquid.
(b)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis or for futures contracts.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities or a portion of these securities to be liquid.

Continued

BB&T Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

(d)	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
(e)	Represents a security purchased on a when-issued basis. At September 30, 2009, total cost of investments purchased on a when-issued basis for the Total Return Bond Fund was $8,761,387.
(f)	Security was fair valued under methods approved by the Board of Trustees.

AMBAC — American Municipal Bond Insurance Corp.

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

GTD STD LNS — Guaranteed Student Loans

MTN — Medium Term Note

NATL — National

RE — Reinsurance

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

Futures	Contracts	Unrealized Appreciation
Short
U.S. Treasury Ten Year Note, December 2009	204	$69,958

Total Short Contracts		$69,958

See accompanying notes to the financial statements.

BB&T Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS (94.4%)
	Kentucky (94.4%)
$320,000	Boone County, KY, School District Finance Corp. Revenue, Callable 8/1/15 @ 100 (XLCA), OID, 4.000%, 8/1/17	$338,765
125,000	Bullitt County, KY, School District Finance Corp., Bullitt County School Building Revenue, Callable 3/1/18 @ 100, OID, 4.750%, 3/1/22	136,230
300,000	Campbell & Kenton Counties, KY, Santation District No. 1, Sewer Improvements Revenue, Callable 8/1/17 @ 100 (NATL-RE), 5.000%, 8/1/25	331,329
375,000	Casey County, KY, Public Properties Corp., First Mortgage Revenue, Judicial Center Project, Callable 8/1/12 @ 100, OID, 4.500%, 8/1/16	397,556
500,000	Christian County Public Courthouse Corp., KY, Court Facility Project Refunding Revenue (AMBAC), 4.000%, 8/1/16	542,785
300,000	Christian County, KY, Jennie Stuart Medical Center Revenue (Assured Guaranty), 5.250%, 2/1/18	328,191
330,000	Christian County, KY, School District Finance Corp., Energy Conservation Revenue, OID, 3.700%, 8/1/14	346,602
325,000	Cumberland County, KY, School District Finance Corp., Cumberland County School Building Revenue, Callable 6/1/18 @ 100, OID, 4.000%, 6/1/25	337,048
85,000	Grayson County, KY, Public Properties Corp., Judicial Center Project Public Improvement Revenue (CIFG), 4.375%, 9/1/17	91,382
100,000	Kenton County, KY, Public Properties Corp., First Mortgage Court Facilities Project Refunding Revenue (AMBAC), 4.125%, 3/1/16	110,123
30,000	Kentucky Area Development Districts Financing, City of Ewing Trust Lease Program Revenue, Series E, Callable 6/1/10 @ 102 (Wachovia Bank N.A.), 5.400%, 6/1/14	31,097
800,000	Kentucky Area Development Districts, Trust Lease Acquisition Program Certificate of Participation, Series M, Callable 10/23/09 @ 100, 4.000%, 11/1/09	802,248
500,000	Kentucky Asset/Liability Commission, Project Notes-Federal Highway Transit Revenue, First Series (NATL-RE), 4.500%, 9/1/17	560,745
500,000	Kentucky Asset/Liability Commission, Project Notes-First Series Revenue (NATL-RE), 5.000%, 5/1/13	551,850
300,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Refunding Revenue, Series A, Callable 10/1/17 @ 100 (AMBAC), 5.000%, 10/1/18	342,864
480,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Revenue (NATL-RE FGIC), 5.000%, 10/1/15	545,645
510,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Revenue, Series B, Callable 10/1/17 @ 100, 5.000%, 10/1/21	571,225

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$500,000	Kentucky Economic Development Finance Authority, Baptist Healthcare System Revenue, Series A, Callable 8/15/18 @ 100, OID, 4.750%, 8/15/19	$546,510
510,000	Kentucky Economic Development Finance Authority, Catholic Health Initiatives Revenue, Series A, Prerefunded 6/1/10 @ 101, OID, 5.750%, 12/1/15	532,669
285,000	Kentucky Housing Corp. Refunding Revenue, Series F, Callable 7/1/13 @ 100, 4.850%, 1/1/24	289,868
165,000	Kentucky Municipal Power Agency, Prairie State Project Revenue, Series A (NATL-RE), 5.250%, 9/1/17	187,013
255,000	Kentucky Municipal Power Agency, Prairie State Project Revenue, Series A, Callable 9/1/17 @ 100 (NATL-RE), 5.250%, 9/1/20	281,303
200,000	Kentucky State Property & Buildings Commission, Project No. 66 Revenue, Series A, Prerefunded 5/1/10 @ 100 (NATL-RE), OID, 5.500%, 5/1/15	206,024
300,000	Kentucky State Property & Buildings Commission, Project No. 69 Refunding Revenue, Series A (FSA), 5.500%, 8/1/11	324,249
200,000	Kentucky State Property & Buildings Commission, Project No. 73 Road Funding Revenue, 5.250%, 11/1/11	215,422
380,000	Kentucky State Property & Buildings Commission, Project No. 76 Refunding Revenue (AMBAC), 5.500%, 8/1/21	448,221
440,000	Kentucky State Property & Buildings Commission, Project No. 81 Revenue, Callable 11/1/13 @ 100 (AMBAC), 5.000%, 11/1/16	475,671
475,000	Kentucky State Property & Buildings Commission, Project No. 83 Refunding Revenue (AMBAC), 5.000%, 10/1/19	541,799
205,000	Kentucky Turnpike Authority Revenue, Series B (AMBAC), 5.000%, 7/1/15	236,689
250,000	Kentucky Turnpike Authority, Revitalization Project Refunding Revenue, Series A (AMBAC), 5.500%, 7/1/12	278,875
145,000	Kentucky Turnpike Authority, Revitalization Project Refunding Revenue, Series A (AMBAC), 5.500%, 7/1/15	171,320
175,000	Kentucky Turnpike Authority, Revitalization Project Refunding Revenue, Series B, Callable 7/1/15 @ 100 (AMBAC), 5.000%, 7/1/19	195,449
260,000	Knott County, KY, Recreational Facilities Improvements Youth & Recreation Center Project G.O., 5.000%, 9/1/12	274,097
70,000	Larue County, KY, School District Finance Corp., Larue County School Building Revenue (NATL-RE), 4.250%, 7/1/15	76,878
415,000	Laurel County, KY, Judicial Center Public Properties Corp. Revenue, Callable 3/1/18 @ 100, OID, 4.500%, 3/1/24	441,506

Continued

BB&T Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$590,000	Louisville & Jefferson County Metropolitan Sewer District, KY, Sewer Improvements Revenue, Series A, Callable 11/15/11 @ 101 (NATL-RE), 5.500%, 5/15/34	$622,533
400,000	Louisville & Jefferson County, KY, First Mortgage Christian Church Homes Revenue, Callable 10/23/09 @ 100, OID, 6.125%, 11/15/18	400,292
365,000	Louisville & Jefferson County, KY, Metropolitan Government Jewish Hospital St. Mary’s Healthcare Refunding Revenue, Callable 2/1/13 @ 100, 6.000%, 2/1/22	381,991
530,000	Louisville & Jefferson County, KY, Metropolitan Government Norton Healthcare, Inc. Refunding Revenue, Callable 10/1/16 @ 100, 5.250%, 10/1/36	524,716
275,000	Monroe County, KY, School District Finance Corp., Monroe County School Building Revenue, Callable 6/1/11 @ 101, OID, 4.600%, 6/1/15	289,055
765,000	Muhlenberg County, KY, Public Improvements G.O., Callable 2/1/11 @ 100, 4.000%, 8/1/14	770,470
535,000	Owensboro, KY, Water Refunding & Improvements Revenue, Callable 9/15/18 @ 100 (Assured Guaranty), 5.250%, 9/15/21	620,776
585,000	Owensboro-Daviess County, KY, Regional Water Resource Agency Refunding & Improvements Revenue, Series A (XLCA), 4.000%, 1/1/16	624,300
655,000	Pulaski County, KY, Public Properties Corp. First Mortgage Revenue, Administration Office of the Court Judicial Facility, Callable 12/1/18 @ 100, OID, 5.500%, 12/1/24	758,189
250,000	Pulaski County, KY, Public Properties Corp. First Mortgage Revenue, Administration Office of the Court Judicial Facility, Callable 12/1/18 @ 100, OID, 5.625%, 12/1/25	290,305
395,000	Trimble County, KY, School District Finance Corp., Trimble County School Building Revenue, Callable 4/1/12 @ 100, OID, 4.600%, 4/1/16	417,448
375,000	Warren County, KY, Community Hospital Corp. Project Refunding Revenue, Series A, 5.000%, 8/1/14	389,449
500,000	Western Kentucky University, KY, General Receipts Revenue (Assured Guaranty), 3.000%, 9/1/13	522,025

	Total Municipal Bonds (Cost $17,606,135)	18,700,797

Shares		Fair Value
INVESTMENT COMPANY (4.6%)
922,430	Federated Tax-Free Obligations Fund, Institutional Service Class	$922,430

	Total Investment Company (Cost $922,430)	922,430

Total Investments — 99.0% (Cost $18,528,565)		19,623,227
Net Other Assets (Liabilities) — 1.0%		189,614

NET ASSETS — 100.0%		$19,812,841

AMBAC — American Municipal Bond Insurance Corp.

CIFG — CDC IXIS Financial Guarantee

FGIC — Financial Guaranty Insurance Corp.

FSA — Financial Security Assurance

G.O. — General Obligation

N.A. — North America

NATL — National

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

BB&T Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS (93.2%)
	District of Columbia (3.7%)
$690,000	Washington, D.C., Metropolitan Area Transit Authority, Refunding Revenue (NATL-RE), 5.000%, 7/1/12	$754,087
260,000	Washington, D.C., Metropolitan Area Transit Authority, Refunding Revenue (NATL-RE), 5.000%, 1/1/13	286,338
30,000	Washington, D.C., Metropolitan Area Transit Authority, Refunding Revenue (NATL-RE), 5.000%, 1/1/14	33,508

		1,073,933

	Maryland (89.5%)
375,000	Anne Arundel County, MD, G.O., Prerefunded 3/1/12 @ 100, 5.375%, 3/1/13	415,069
215,000	Baltimore County, MD, Shelter Elder Care Revenue, Series A, Prerefunded 11/1/09 @ 102, OID, 7.375%, 11/1/21	220,371
500,000	Cecil County, MD, Construction Public Improvements G.O., 4.000%, 6/1/18	556,305
105,000	Cumberland County, MD, G.O., Public Improvements (Assured Guaranty), 4.000%, 9/1/14	116,907
125,000	Cumberland County, MD, G.O., Public Improvements (Assured Guaranty), 4.125%, 9/1/16	140,844
500,000	Frederick County, MD, Public Facilities Improvements G.O., 5.000%, 6/1/16	592,180
250,000	Frederick, MD, Public Improvements G.O., Series A, 4.000%, 3/1/19	281,607
200,000	Frederick, MD, Public Improvements G.O., Series A, Callable 3/1/19 @ 100, OID, 4.500%, 3/1/24	220,602
500,000	Harford County, MD, G.O., Public Improvements, Callable 7/15/15 @ 100, 5.000%, 7/15/23	551,495
445,000	Howard County, MD, Construction & Public Improvements Refunding G.O., Series A, 4.000%, 4/15/17	499,820
100,000	Maryland Community Development Administration, Residential Housing Refunding Revenue, Series C, 3.850%, 9/1/15	105,315
375,000	Maryland Community Development Administration, Residential Housing Revenue, Series A, 3.300%, 9/1/17	382,076
290,000	Maryland Community Development Administration, Residential Housing Revenue, Series A, 3.550%, 9/1/18	296,841
270,000	Maryland Community Development Administration, Residential Housing Revenue, Series A, Callable 9/1/18 @ 100, 4.400%, 9/1/24	275,991
600,000	Maryland Community Development Administration, Residential Housing Revenue, Series A, Callable 9/1/18 @ 100, 4.750%, 9/1/29	612,666
100,000	Maryland Community Development Administration, Residential Housing Revenue, Series G, Callable 3/1/17 @ 100, 4.300%, 9/1/17	105,366
250,000	Maryland Economic Development Corp., Electricity Lights & Power Improvements Revenue, Callable 3/1/19 @ 100, 6.200%, 9/1/22	283,355

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$250,000	Maryland Economic Development Corp., Lutheran World Relief Refugee Refunding Revenue, Callable 4/1/17 @ 100, 5.250%, 4/1/19	$259,090
490,000	Maryland Economic Development Corp., University of Maryland College Park Projects Refunding Revenue (CIFG), 5.000%, 6/1/13	514,221
150,000	Maryland Economic Development Corp., University of Maryland College Park Projects Refunding Revenue (CIFG), 5.000%, 6/1/16	155,671
245,000	Maryland Health & Higher Educational Facilities Authority, Board of Child Care Revenue, Callable 7/1/12 @ 100, 5.500%, 7/1/13	263,814
255,000	Maryland Health & Higher Educational Facilities Authority, Carroll County General Hospital Revenue, Callable 7/1/12 @ 100, 6.000%, 7/1/16	270,063
250,000	Maryland Health & Higher Educational Facilities Authority, Carroll County General Hospital Revenue, Callable 7/1/12 @ 100, 6.000%, 7/1/20	261,895
65,000	Maryland Health & Higher Educational Facilities Authority, Helix Health Issue Refunding Revenue (AMBAC), OID, 5.125%, 7/1/12	72,393
770,000	Maryland Health & Higher Educational Facilities Authority, Helix Health Issue Refunding Revenue (AMBAC), OID, 5.000%, 7/1/27	900,269
60,000	Maryland Health & Higher Educational Facilities Authority, Howard County General Hospital Refunding Revenue, Callable 10/23/09 @ 100, OID, 5.500%, 7/1/13	63,717
700,000	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Revenue, 5.000%, 5/15/46*	762,069
750,000	Maryland Health & Higher Educational Facilities Authority, Lifebridge Health Refunding Revenue, 5.000%, 7/1/15	812,595
195,000	Maryland Health & Higher Educational Facilities Authority, Medlantic / Helix Issue Revenue, Series B, Callable 10/23/09 @ 101 (AMBAC), 5.250%, 8/15/13	196,462
500,000	Maryland Health & Higher Educational Facilities Authority, Medstar Health Refunding Revenue, Callable 8/15/14 @ 100, OID, 5.375%, 8/15/24	517,165
310,000	Maryland Health & Higher Educational Facilities Authority, Memorial Hospital at Easton Revenue, Callable 10/23/09 @ 100 (NATL-RE), OID, 4.700%, 7/1/19	310,208
135,000	Maryland Health & Higher Educational Facilities Authority, Mercy Ridge Refunding Revenue, Callable 7/1/17 @ 100, 4.750%, 7/1/34	119,719
300,000	Maryland Health & Higher Educational Facilities Authority, Mercy Ridge Revenue, Series A, Prerefunded 4/1/13 @ 101, 6.000%, 4/1/35	350,544

Continued

BB&T Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$100,000	Maryland Health & Higher Educational Facilities Authority, North Arundel Hospital Revenue, Prerefunded 7/1/10 @ 101, OID, 6.500%, 7/1/31	$105,514
200,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, 5.000%, 7/1/15	221,428
500,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, Callable 7/1/16 @ 100, 5.000%, 7/1/20	535,720
635,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, Callable 7/1/16 @ 100, 5.000%, 7/1/26	662,661
400,000	Maryland Health & Higher Educational Facilities Authority, Suburban Hospital Refunding Revenue, Series A, 5.500%, 7/1/13	438,648
60,000	Maryland Health & Higher Educational Facilities Authority, Union Hospital of Cecil County Refunding Revenue, Callable 10/23/09 @ 100, 4.700%, 7/1/10	60,132
150,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical Revenue, Prerefunded 7/1/11 @ 100, OID, 5.250%, 7/1/34	161,593
80,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, 5.000%, 7/1/12	85,066
250,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, Prerefunded 7/1/12 @ 100, 5.750%, 7/1/17	281,285
310,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, Series F, 5.000%, 7/1/15	335,873
500,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, Series F, Callable 7/1/18 @ 100, 5.250%, 7/1/21	544,585
315,000	Maryland Health & Higher Educational Facilities Authority, Washington County Hospital Revenue, 5.000%, 1/1/17	324,239
245,000	Maryland State Department of Transportation County Transportation, Transit Improvements Revenue, Second Issue, 5.000%, 6/1/18	292,677
250,000	Maryland State Department of Transportation, County Transportation Transit Improvements Revenue, 5.250%, 12/15/17	302,705
500,000	Maryland State Department of Transportation, County Transportation Transit Improvements Revenue, Second Issue, Callable 9/1/18 @ 100, 5.000%, 9/1/23	575,625
880,000	Maryland State Transportation Authority Grant & Revenue Anticipate, MD Transit Improvements Revenue, 5.000%, 3/1/16	1,033,657

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$ 40,000	Maryland State Transportation Authority, MD Transportation Facility Projects Revenue, Callable 7/1/14 @ 100 (FSA), 5.000%, 7/1/15	$45,687
395,000	Maryland State, State & Local Facilities Loan Cash Flow Management G.O., Second Series, 5.000%, 8/1/11	426,331
500,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, 5.500%, 3/1/12	555,045
500,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, 5.000%, 3/1/16	590,930
300,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, 5.000%, 3/15/16	354,789
275,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, Callable 3/15/17 @ 100, 5.000%, 3/15/22	314,232
510,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., Second Series, Callable 7/15/18 @ 100, 5.000%, 7/15/23	590,595
250,000	Maryland Water Quality Financing Administration, Revolving Loan Fund Sewer Improvements Revenue, 5.000%, 3/1/18	294,710
250,000	Montgomery County Housing Opportunities Commission, Housing Refunding Revenue, Series A, Callable 1/1/16 @ 100 (FHA/VA Mortgages), 3.800%, 7/1/16	259,220
250,000	Montgomery County Housing Opportunities Commission, Local Housing Revenue, Series A, 3.700%, 7/1/14	262,785
170,000	Montgomery County, MD, Construction & Public Improvement G.O., Prerefunded 2/1/11 @ 101, OID, 4.750%, 2/1/16	181,169
445,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 5/1/15	521,901
700,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 7/1/15	823,550
370,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 7/1/17	442,150
270,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, Callable 7/1/15 @100, 5.000%, 7/1/18	307,111
300,000	Ocean City, MD, Public Improvements G.O. (NATL-RE FGIC), Callable 3/1/11 @ 101, OID, 4.600%, 3/1/15	315,462
320,000	Ocean City, MD, Public Improvements G.O. (NATL-RE FGIC), Callable 3/1/11 @ 101, OID, 4.750%, 3/1/17	337,491
250,000	Prince Georges County, MD, Construction & Public Improvements G.O., 5.000%, 10/1/14	291,300
50,000	University System of Maryland, Auxiliary Facilities & Tuition Refunding Revenue, Series A, 5.000%, 4/1/15	58,261
550,000	University System of Maryland, Auxiliary Facilities & Tuition Revenue, Series A, Callable 4/1/19 @ 100, 4.000%, 4/1/22	593,059

Continued

BB&T Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$275,000	Washington Suburban Sanitation District, MD, Sewer Disposal Refunding G.O., 5.000%, 6/1/12	$304,747
100,000	Washington Suburban Sanitation District, MD, Water Supply Refunding G.O., Prerefunded 6/1/11 @ 100, OID, 4.700%, 6/1/18	106,800
475,000	Westminster, MD, McDaniel College, Inc. Revenue, Callable 11/1/16 @ 100, 5.000%, 11/1/22	490,713

		25,916,151

	Total Municipal Bonds (Cost $25,404,584)	26,990,084

Shares
INVESTMENT COMPANY (5.9%)
1,721,808	Federated Maryland Municipal Cash Trust	1,721,808

	Total Investment Company (Cost $1,721,808)	1,721,808

Total Investments — 99.1% (Cost $27,126,392)		28,711,892
Net Other Assets (Liabilities) — 0.9%		264,711

NET ASSETS — 100.0%		$28,976,603

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2009. The maturity date reflected is the final maturity date.

AMBAC — American Municipal Bond Insurance Corp.

CIFG — CDC IXIS Financial Guarantee

FGIC — Financial Guaranty Insurance Corp.

FHA — Federal Housing Authority

FSA — Financial Security Assurance

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

VA — Veterans Administration

See accompanying notes to the financial statements.

BB&T North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS (95.0%)
	North Carolina (95.0%)
$1,000,000	Alamance County, NC, School Improvements G.O., Callable 2/1/16 @ 100, 5.000%, 2/1/19	$1,145,050
260,000	Albemarle, NC, Healthcare Authority Refunding Revenue, OID, 4.500%, 10/1/11	262,330
45,000	Albemarle, NC, Hospital Authority Refunding Revenue, OID, 4.500%, 10/1/12	45,333
1,150,000	Bladen County, NC, School Improvements G.O., Prerefunded 5/1/10 @ 101.50 (FSA), 5.600%, 5/1/13	1,203,004
1,065,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100 (XLCA), 5.000%, 6/1/18	1,104,267
775,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100 (XLCA), 5.000%, 6/1/19	799,986
2,975,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, 4.000%, 1/1/15	3,214,606
1,700,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/23	1,894,293
1,000,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, Series C, Callable 6/1/18 @ 100, OID, 5.000%, 6/1/23	1,107,190
1,000,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/26	1,120,380
1,015,000	Catawba County, NC, Public School & Community College Improvements Projects Certificate of Participation, Callable 6/1/14 @ 100 (NATL-RE), 5.250%, 6/1/23	1,076,925
1,280,000	Charlotte, NC, Storm Water Fee Public Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/20	1,458,291
1,000,000	Charlotte, NC, Storm Water Fee Public Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/23	1,119,910
1,555,000	Charlotte-Mecklenburg Hospital Authority, NC, Carolinas Health Care System Refunding Revenue, Series A, 5.000%, 1/15/17	1,717,575
3,135,000	Charlotte-Mecklenburg Hospital Authority, NC, Carolinas Health Care System Revenue, Series A, Prerefunded 1/15/15 @ 100, OID, 5.000%, 1/15/45	3,637,227
2,000,000	Concord, NC, Refunding Revenue, Series B, Callable 12/1/19 @ 100, 5.000%, 12/1/22	2,250,000
1,180,000	Cumberland County, NC, County Improvements Projects Certificate of Participation, Series A, Callable 12/1/19 @ 100, OID, 4.875%, 12/1/25	1,300,879
2,710,000	Cumberland County, NC, Refunding G.O. (NATL-RE), 5.000%, 5/1/13	3,057,856
2,205,000	Cumberland County, NC, Refunding G.O. (NATL-RE), 5.000%, 5/1/14	2,532,046
860,000	Dare County, NC, Certificates of Participation (AMBAC), 4.000%, 6/1/15	911,875
1,795,000	Davidson County, NC, G.O., Callable 6/1/17 @ 100 (FSA), 5.000%, 6/1/25	2,006,128

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$2,000,000	Durham County, NC, Public Improvements Certificate of Participation, Series A, Callable 6/1/19 @ 100, 5.000%, 6/1/24	$2,255,060
1,000,000	Durham, NC, Water & Sewer Utilities System Revenue, Callable 6/1/11 @ 101, 5.000%, 6/1/12	1,075,740
2,000,000	Fayetteville, NC, Public Works Commission Refunding Revenue, Series A, 5.000%, 3/1/16	2,311,100
1,275,000	Gaston County, NC, Refunding G.O., Series C, 3.500%, 6/1/20	1,354,012
1,000,000	Gastonia, NC, Combined Utilities Systems Refunding Revenue (NATL-RE), 5.000%, 5/1/10	1,023,010
400,000	Goldsboro, NC, Sewer Improvements G.O., Callable 10/23/09 @ 102, 4.250%, 6/1/13	408,920
1,455,000	Greenville, NC, Greenville Enterprise Systems Refunding Revenue (FSA), 5.500%, 9/1/10	1,519,369
1,000,000	Guilford County, NC, Public Improvements G.O., Series B, 5.000%, 10/1/09	1,000,130
2,075,000	Guilford County, NC, Public Improvements G.O., Series B, Prerefunded 10/1/10 @ 102, OID, 5.250%, 10/1/15	2,220,022
525,000	Haywood County, NC, School Improvements G.O., Callable 5/1/16 @ 100 (XLCA), 5.000%, 5/1/17	598,421
570,000	High Point, NC, High Point Combined Enterprise Systems Revenue, Callable 11/1/18 @ 100 (FSA), 5.000%, 11/1/26	634,159
1,180,000	Iredell County Public Facilities Corp., NC, School Projects Revenue, Prerefunded 6/1/10 @ 101 (AMBAC), 6.000%, 6/1/14	1,236,911
870,000	Iredell County, NC, School Projects Certificate of Participation (FSA), 5.250%, 6/1/17	1,021,406
850,000	Johnston County, NC, Public Improvements G.O., Callable 2/1/15 @ 100 (NATL-RE FGIC), 5.250%, 2/1/16	984,470
1,110,000	Johnston Memorial Hospital Authority Revenue (FSA FHA), 5.000%, 10/1/16	1,232,255
600,000	Lumberton, NC, Sewer Improvements G.O., Callable 10/23/09 @ 100.5, 4.750%, 2/1/10	604,668
590,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/13	658,051
1,435,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/16	1,642,601
1,000,000	New Hanover County, NC, New Hanover Regional Medical Center Project Revenue, Callable 10/23/09 @ 101 (NATL-RE), 5.250%, 10/1/12	1,011,560
1,000,000	New Hanover County, NC, Regional Medical Center Revenue, Series A, Callable 10/1/19 @ 100 (FSA), 5.000%, 10/1/21	1,086,330
1,000,000	New Hanover County, NC, Regional Medical Center Revenue, Series A, Callable 10/1/19 @ 100 (FSA), 5.000%, 10/1/22	1,081,170
235,000	North Carolina Capital Facilities Finance Agency, Brevard College Corp. Refunding Revenue, 4.250%, 10/1/15	209,169

Continued

BB&T North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$ 295,000	North Carolina Capital Facilities Finance Agency, Brevard College Corp. Refunding Revenue, OID, 4.125%, 10/1/14	$267,064
645,000	North Carolina Capital Facilities Finance Agency, Meredith College Refunding Revenue, 5.000%, 6/1/16	677,772
1,205,000	North Carolina Capital Facilities Finance Agency, Meredith College Refunding Revenue, 5.000%, 6/1/17	1,254,742
1,165,000	North Carolina Capital Facilities Finance Agency, Meredith College Refunding Revenue, Callable 6/1/18 @ 100, OID, 5.000%, 6/1/19	1,191,247
545,000	North Carolina Capital Facilities Finance Agency, Meredith College Refunding Revenue, OID, 4.250%, 6/1/14	558,663
1,905,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, 5.000%, 1/1/14	2,067,858
2,980,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, Callable 1/1/16 @ 100 (AMBAC), 5.250%, 1/1/20	3,189,196
890,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, OID, 5.000%, 1/1/17	1,026,873
2,000,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series B, OID, 4.000%, 1/1/18	2,025,180
2,335,000	North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A, OID, 6.400%, 1/1/21	2,958,398
2,000,000	North Carolina Infrastructure Finance Corporation, Correctional Facilities Projects Revenue, Callable 10/1/13 @ 100, 5.000%, 10/1/19	2,202,160
1,000,000	North Carolina Medical Care Commission, First Mortgage Deerfield Revenue, Series A, Callable 11/1/18 @ 100, OID, 6.000%, 11/1/33	997,410
2,000,000	North Carolina Medical Care Commission, First Mortgage Givens Estates Revenue, Series A, Prerefunded 7/1/13 @ 101, OID, 6.500%, 7/1/32	2,388,940
1,995,000	North Carolina Medical Care Commission, Health Care Housing ARC Projects Revenue, Series A (HUD Section 8), 4.650%, 10/1/14	1,995,000
1,560,000	North Carolina Medical Care Commission, Health Care Housing ARC Projects Revenue, Series A, Callable 10/1/14 @ 101 (HUD Section 8), 5.500%, 10/1/24	1,552,122
1,500,000	North Carolina Medical Care Commission, Novant Health Obligation Group Refunding Revenue, Group A, 5.000%, 11/1/13	1,654,410
1,875,000	North Carolina Medical Care Commission, Novant Health Obligation Group Refunding Revenue, Group A, Callable 11/1/13 @ 100, 5.000%, 11/1/14	2,048,344
1,000,000	North Carolina Medical Care Commission, Novant Health Refunding Revenue, Callable 11/1/13 @ 100 (FSA-CR), 5.000%, 11/1/15	1,071,180

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,000,000	North Carolina Medical Care Commission, Stanly Memorial Hospital Project Revenue, Callable 10/23/09 @ 101, OID, 6.250%, 10/1/19	$1,010,230
3,000,000	North Carolina Medical Care Commission, Universal Health System Refunding Revenue, Series E2, 6.000%, 12/1/36*	3,345,810
1,045,000	North Carolina Medical Care Commission, Wakemed Revenue, Series A, Callable 10/1/14 @ 100 (Assured Guaranty), 4.000%, 10/1/17	1,077,019
2,000,000	North Carolina Medical Care Commission, Wakemed Revenue, Series A, Callable 10/1/14 @ 100 (Assured Guaranty), 5.625%, 10/1/29	2,123,680
1,115,000	North Carolina Medical Care Commission, Wilson Medical Center Refunding Revenue, 5.000%, 11/1/17	1,167,015
1,690,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Refunding Revenue, Series A, 5.250%, 1/1/13	1,863,208
1,000,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Refunding Revenue, Series A, 5.250%, 1/1/17	1,138,640
910,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Refunding Revenue, Series A, Callable 1/1/18 @ 100, 5.250%, 1/1/20	1,021,166
1,000,000	North Carolina State University at Raleigh Revenue, Series B, 4.000%, 10/1/12	1,085,890
1,350,000	North Carolina State University at Raleigh Revenue, Series B, 4.000%, 10/1/14	1,499,337
500,000	North Carolina State University at Raleigh Revenue, Series B, 4.000%, 10/1/15	557,500
1,000,000	North Carolina State, Clean Water G.O., Series A, Callable 3/1/16 @ 100, 5.000%, 3/1/17	1,167,340
1,500,000	North Carolina State, Public Improvements G.O., Series A, Callable 3/1/17 @ 100, 5.000%, 3/1/20	1,738,935
2,900,000	North Carolina State, Refunding G.O., Series A, 5.000%, 9/1/16	3,452,508
2,000,000	North Carolina State, Refunding G.O., Series B, 5.000%, 4/1/17	2,385,060
1,030,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements (NATL-RE), 5.000%, 3/1/16	1,193,543
1,070,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements (NATL-RE), 5.000%, 3/1/17	1,246,250
1,050,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements, Callable 3/1/17 @ 100 (NATL-RE), 5.000%, 3/1/18	1,208,393
1,500,000	Onslow County, NC, G.O., Callable 4/1/18 @ 100, 5.000%, 4/1/26	1,653,795
165,000	Onslow County, NC, School Project, Certificate of Participation, Callable 6/1/16 @ 100 (XLCA), 5.000%, 6/1/18	180,525
65,000	Onslow Water & Sewer Authority, Combined Enterprise Systems Revenue, Series A (NATL-RE), 5.000%, 6/1/18	73,794

Continued

BB&T North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,720,000	Onslow Water & Sewer Authority, Combined Enterprise Systems Revenue, Series B, Callable 6/1/14 @ 100 (XLCA), 5.000%, 6/1/21	$1,821,119
1,105,000	Orange County, NC, Public Improvements Project Certificates of Participation, Series A, Callable 4/1/16 @ 100 (AMBAC), 5.000%, 4/1/19	1,231,920
930,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL-RE), 5.250%, 6/1/18	1,061,883
2,440,000	Pitt County, NC, Pitt County Memorial Hospital Project Refunding Revenue, Callable 10/23/09 @ 100, OID, 5.500%, 12/1/15	2,615,241
2,200,000	Raleigh, NC, Combined Enterprise Systems Revenue, Callable 3/1/14@ 100, 5.000%, 3/1/31	2,321,066
415,000	Randolph County, NC, Refunding Certificate of Participation (FSA), 5.000%, 6/1/15	475,843
1,390,000	Rockingham County, NC, Certificate of Participation (Assured Guaranty), 5.000%, 4/1/17	1,610,927
110,000	Surry County, NC, Northern Hospital District Revenue, 4.000%, 10/1/10	110,916
1,085,000	Surry County, NC, Northern Hospital District Revenue, Callable 4/1/18 @ 100, OID, 5.500%, 10/1/21	1,109,380
210,000	Surry County, NC, Northern Hospital District Revenue, OID, 4.000%, 10/1/11	211,649
600,000	Thomasville, NC, Thomasville Enterprise Systems Revenue, Series B, Callable 10/23/09 @ 101 (FSA), OID, 5.100%, 6/1/17	604,506
1,355,000	Union County, NC, School Improvements G.O., Series A, Callable 3/1/19 @ 100, 4.000%, 3/1/22	1,453,929
4,610,000	Union County, NC, School Improvements G.O., Series D, Callable 3/1/17 @ 100 (NATL-RE), 5.000%, 3/1/19	5,350,089
1,000,000	University of North Carolina at Chapel Hill Revenue, Series A, Callable 12/1/15 @ 100, 5.000%, 12/1/34	1,059,750
1,410,000	University of North Carolina at Greensboro Revenue, Series A, Callable 4/1/19 @ 100 (Assured Guaranty), OID, 5.000%, 4/1/34	1,505,612
1,355,000	University of North Carolina at Wilmington Revenue, Callable 1/1/13 @ 100 (AMBAC), 5.250%, 1/1/21	1,464,484
1,465,000	University of North Carolina System College Improvements Revenue, General Trust Indenture, Series C, 4.250%, 10/1/14	1,573,644
400,000	University of North Carolina System College Improvements Revenue, Series A (AMBAC), 5.000%, 4/1/14	443,560
1,020,000	University of North Carolina System College Improvements Revenue, Series A, Callable 10/1/16 @ 100 (NATL-RE), 5.000%, 10/1/17	1,139,116

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$ 500,000	University of North Carolina System College Improvements Revenue, Series B (AMBAC), 4.000%, 4/1/14	$529,740
3,000,000	Wake County, NC, Public Improvements G.O., 5.000%, 3/1/12	3,295,980
1,075,000	Wake County, NC, Wake County Hospital Revenue (NATL-RE), OID, 5.125%, 10/1/13	1,194,606
1,000,000	Winston-Salem, NC, Water & Sewer System Refunding Revenue, Series A, Callable 6/1/17 @ 100, 5.000%, 6/1/19	1,169,580
1,000,000	Winston-Salem, NC, Water & Sewer Systems Refunding Revenue, Callable 6/1/15 @ 100, 5.000%, 6/1/20	1,137,330

	Total Municipal Bonds (Cost $142,899,628)	151,941,752

Shares
INVESTMENT COMPANY (8.0%)

12,690,467	Federated North Carolina Municipal Money Market Portfolio, Institutional Class	12,690,467

	Total Investment Company (Cost $12,690,467)	12,690,467

Total Investments — 103.0% (Cost $155,590,095)		164,632,219
Net Other Assets (Liabilities) — (3.0)%		(4,753,570)

NET ASSETS — 100.0%		$159,878,649

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2009. The maturity date reflected is the final maturity date.

AMBAC — American Municipal Bond Insurance Corp.

CR — Custodial Receipts

FGIC — Financial Guaranty Insurance Corp.

FHA — Federal Housing Authority

FSA — Insured by Financial Security Assurance

G.O. — General Obligation

HUD — Housing & Urban Development

NATL — National

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

BB&T South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS (96.3%)
	South Carolina (96.3%)
$785,000	Beaufort-Jasper Water & Sewer Authority, SC, Refunding & Improvements Revenue, Callable 3/1/17 @ 101 (FSA), 4.750%, 3/1/25	$856,184
505,000	Bennettsville, SC, Combined Utility Systems, Refunding & Improvements Revenue, Callable 2/1/14 @ 100 (AMBAC), OID, 3.625%, 2/1/16	525,639
250,000	Camden, SC, Public Utilities Improvements Refunding Revenue (NATL-RE FGIC), OID, 3.500%, 3/1/12	260,500
180,000	Cayce, SC, Waterworks & Sewer Revenue Refunding & Improvements Revenue, Series A (XLCA), 4.250%, 7/1/13	193,856
125,000	Cayce, SC, Waterworks & Sewer Revenue Refunding & Improvements Revenue, Series A (XLCA), 4.500%, 7/1/15	137,259
300,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/16	343,236
185,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/17	212,352
310,000	Charleston County, SC, Hospital Facilities Revenue Care Alliance Health Series B1 (FSA), 5.000%, 8/15/16	342,569
200,000	Clarendon County, Public Improvements G.O., Callable 3/1/10 @ 101 (NATL-RE FGIC), OID, 4.250%, 3/1/15	203,232
160,000	Coastal Carolina University, SC, Refunding Revenue (XLCA), 4.000%, 6/1/17	167,861
215,000	College of Charleston, SC, Academic & Administrative Facilities Revenue, Series D (XLCA), 4.250%, 4/1/12	226,780
485,000	College of Charleston, SC, Academic & Administrative Facilities Revenue, Series D (XLCA), 4.500%, 4/1/17	525,076
120,000	Colleton County, SC, School Improvements G.O., Callable 10/23/09 @ 101 (FSA, State Aid Withholding), OID, 4.200%, 3/1/12	121,480
155,000	Darlington County, SC, Correctional Facilities Improvements G.O., Callable 10/23/09 @ 101 (AMBAC), 4.000%, 3/1/11	156,875
325,000	Dorchester County, SC, Transition Projects G.O., Series A (XLCA), 5.000%, 5/1/14	363,688
345,000	Dorchester County, SC, Transition Projects G.O., Series A (XLCA), 5.000%, 5/1/15	389,508
275,000	Dorchester County, SC, Waterworks Revenue (NATL-RE), 5.000%, 10/1/15	307,090
200,000	Educational Facilities Authority, SC, Wofford College Revenue, Series A, 4.000%, 4/1/15	209,920
125,000	Educational Facilities Authority, SC, Wofford College Revenue, Series A, 4.250%, 4/1/17	131,476
630,000	Florence County, SC, McLeod Regional Medical Center Project Refunding Revenue, Series A, Callable 10/23/09 @ 102 (NATL-RE), 5.250%, 11/1/11	644,087
100,000	Florence, SC, New Public Housing Authority Revenue, Callable 2/1/10 @ 100 (U.S. Government Guaranteed), 5.750%, 8/1/10	104,193

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$440,000	Fort Mill School Facilities Corp., SC, Installment Purchase Revenue, 5.000%, 12/1/12	$482,464
335,000	Fort Mill School Facilities Corp., SC, Installment Purchase Revenue, Callable 12/1/16 @ 100, 5.250%, 12/1/18	370,038
260,000	Georgetown County School District, SC, Refunding G.O., Series B, Callable 3/1/12 @ 102 (FSA, SCSDE), 5.000%, 3/1/16	288,699
175,000	Georgetown County, SC, Refunding G.O., Series A, Callable 3/1/13 @ 100 (NATL-RE FGIC, State Aid Withholding), OID, 4.375%, 3/1/18	181,209
100,000	Greenville, SC, Sewer System Revenue, Callable 4/1/12 @ 100 (NATL-RE), OID, 4.600%, 4/1/15	105,976
380,000	Greenville, SC, Waterworks Revenue, Callable 2/1/13 @ 100, 5.250%, 2/1/19	419,653
445,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 4.875%, 10/1/22	453,295
530,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 5.000%, 10/1/23	537,923
250,000	Horry County School District, SC, School Improvements G.O., Series A, Callable 3/1/12 @ 100 (SCSDE), 5.375%, 3/1/15	274,650
500,000	Horry County, SC, Correctional Facilities Improvements G.O., Callable 3/1/18 @ 100, OID, 4.125%, 3/1/22	536,180
215,000	Kershaw County, SC, Correctional Facilities Improvements G.O., Series A, Callable 10/23/09 @ 100 (FSA, State Aid Withholding), 4.000%, 4/1/12	215,466
305,000	Kershaw County, SC, Correctional Facilities Improvements G.O., Series A, Callable 10/23/09 @ 100 (FSA, State Aid Withholding), 4.000%, 4/1/13	305,586
500,000	Kershaw County, SC, Public Schools Foundation Installment Power Refunding Revenue, Kershaw County School District Project (CIFG), 5.000%, 12/1/16	562,650
415,000	Laurens County School District No. 55, SC, Refunding Revenue, Callable 12/1/15 @ 100, 5.250%, 12/1/24	416,921
690,000	Lexington County, SC, Health Services District Income Hospital Refunding Revenue, 5.000%, 11/1/15	744,938
500,000	Lexington County, SC, School District No. 3, Refunding G.O., Callable 3/1/12 @ 102 (FSA), 5.000%, 3/1/16	553,405
500,000	Medical University Hospital Authority, SC, Refunding Revenue, Series A, 6.000%, 8/15/12	569,980
115,000	Myrtle Beach, SC, Public Improvements G.O., Series A (Assured Guaranty), 5.000%, 3/1/18	137,109
365,000	Myrtle Beach, SC, Recreational Facilities Improvements, Special Tax Revenue, 4.000%, 3/1/19	386,049

Continued

BB&T South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$280,000	Myrtle Beach, SC, Recreational Facilities Improvements, Special Tax Revenue, OID, 4.000%, 3/1/20	$293,600
100,000	Newberry County, SC, Newberry County Memorial Hospital Refunding Revenue (Radian), OID, 3.500%, 12/1/10	99,976
565,000	Newberry Investing in Children’s Education, SC, Newberry County School District Project Revenue, 5.250%, 12/1/14	606,934
750,000	Oconee County, SC, Duke Power Co. Project Refunding Revenue, 3.600%, 2/1/17	770,940
420,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue (NATL-RE), OID, 5.375%, 1/1/25	485,016
500,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue, Series A3, 5.000%, 1/1/16	546,170
285,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue, Series A3 (Assured Guaranty), 5.000%, 1/1/18	320,836
500,000	Richland County School District No. 2, SC, School Improvements G.O., Series B, Callable 2/1/12 @ 100, (NATL-RE FGIC, SCSDE), 5.000%, 2/1/21	531,010
425,000	Scago Educational Facilities Corp. for Colleton School District, SC, Pickens County Project Revenue (FSA), 5.000%, 12/1/14	474,376
205,000	Scago Educational Facilities Corp. for Colleton School District, SC, School Improvements Revenue (Assured Guaranty), 5.000%, 12/1/15	231,960
205,000	South Carolina Educational Facilities Authority for Private Nonprofit Institutions, Wofford College Project Revenue, 4.000%, 4/1/15	216,554
190,000	South Carolina Educational Facilities Authority for Private Nonprofit Institutions, Wofford College Project Revenue, 4.000%, 4/1/16	199,544
525,000	South Carolina Jobs-Economic Development Authority, Anderson Area Medical Center Revenue, Callable 10/23/09 @ 101 (FSA), 5.500%, 2/1/11	531,982
775,000	South Carolina Jobs-Economic Development Authority, Kershaw County Medical Center Project Revenue, OID, 5.000%, 9/15/18	776,643
550,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement-AnMed Health Revenue, Series B (Assured Guaranty), 5.000%, 2/1/19	598,867
160,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement-Palmetto Health Facilities Revenue, Series C, 6.000%, 8/1/12	170,621
535,000	South Carolina Jobs-Economic Development Authority, Tuomey Medical Center Refunding Revenue (CIFG), 5.000%, 11/1/12	553,923
530,000	South Carolina State Public Service Authority Refunding Revenue, Series A, Callable 1/1/17 @ 100 (AMBAC), 5.000%, 1/1/23	593,473
280,000	South Carolina State Public Service Authority Refunding Revenue, Series A, Callable 1/1/17 @ 100 (AMBAC), 5.000%, 1/1/26	308,568

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$150,000	South Carolina State Public Service Authority, Electricity Lights & Power Improvements Revenue, Series A, Callable 1/1/10 @ 101 (NATL-RE), 5.500%, 1/1/11	$153,174
150,000	South Carolina State Public Service Authority, Electricity Lights & Power Refunding & Improvements Revenue, Series A, Callable 1/1/12 @ 101 (FSA), 5.250%, 1/1/17	163,932
500,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/27	559,235
390,000	South Carolina State Public Service Authority, Refunding Revenue, Series B, Callable 1/1/16 @ 100, Series B (NATL-RE), 5.000%, 1/1/22	433,212
115,000	South Carolina Transportation Infrastructure Bank, Highway Improvements Revenue, Series A, Callable 10/1/13 @ 100 (AMBAC), 5.000%, 10/1/14	128,208
330,000	South Carolina Transportation Infrastructure Bank, Junior Lien Revenue, Series B (AMBAC), 5.250%, 10/1/11	357,327
470,000	South Carolina Transportation Infrastructure Bank, Refunding Revenue, Series B (AMBAC), 5.250%, 10/1/15	547,898
450,000	South Carolina Transportation Infrastructure Bank, Transit Improvements Revenue, Series A (XLCA), 5.000%, 10/1/15	517,761
410,000	South Carolina Transportation Infrastructure Bank, Transit Improvements Revenue, Series A, Callable 10/1/16 @ 100 (XLCA), 5.000%, 10/1/22	451,512
525,000	Spartanburg County School District No. 5, SC, School Improvements G.O. (SCSDE), 5.250%, 5/1/10	540,172
375,000	Spartanburg County, SC, Regional Health Services District Refunding Revenue, Series A (Assured Guaranty), 4.000%, 4/15/16	391,609
40,000	Spartanburg County, SC, Regional Health Services District Refunding Revenue, Series D (Assured Guaranty), 4.250%, 4/15/16	42,478
280,000	York County, SC, G.O., Callable 11/1/16 @ 100, OID, 5.100%, 11/1/21	317,050
510,000	York County, SC, School District No. 3, G.O., Callable 3/1/17 @ 100 (FSA, SCSDE), 5.000%, 3/1/22	574,857

	Total Municipal Bonds (Cost $26,057,990)	27,454,470

Continued

BB&T South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Shares		Fair Value
INVESTMENT COMPANY (3.5%)
1,005,068	Federated Tax-Free Obligations Fund, Institutional Service Class	$1,005,068

	Total Investment Company (Cost $1,005,068)	1,005,068

Total Investments — 99.8% (Cost $27,063,058)		28,459,538
Net Other Assets (Liabilities) — 0.2%		69,256

NET ASSETS — 100.0%		$28,528,794

AMBAC — American Municipal Bond Insurance Corp.

CIFG — CDC IXIS Financial Guarantee

FGIC — Financial Guaranty Insurance Corp.

FSA — Insured by Financial Security Assurance

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

SCSDE — South Carolina School District Enhancement

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

BB&T Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS (97.4%)
	Virginia (97.4%)
$1,000,000	Alexandria, VA, Public Improvements G.O., Series A, 5.000%, 6/15/16	$1,188,470
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,223,670
1,000,000	Arlington County, VA, Industrial Development Authority, VA Hospital Center Arlington Health System Revenue, 5.500%, 7/1/10	1,025,990
1,095,000	Arlington County, VA, Refunding & Improvements G.O., Callable 5/15/14 @ 100, 5.000%, 5/15/15	1,253,260
1,080,000	Chesapeake Bay Bridge & Tunnel District, General Resolution Refunding Revenue (BHAC-CR NATL-RE), 5.500%, 7/1/25	1,371,524
2,100,000	Chesapeake Economic Development Authority, Pollution Control Refunding Revenue, 3.600%, 2/1/32*	2,156,196
1,100,000	Chesterfield County, VA, Economic Development Authority, Electric & Power Refunding Revenue, Series A, Callable 5/1/19 @ 100, 5.000%, 5/1/23	1,170,609
2,325,000	Chesterfield County, VA, Refunding Public Improvements G.O., 5.000%, 1/1/14	2,664,171
810,000	Danville, VA, Refunding G.O., Series A, Callable 3/1/19 @ 100 (Assured Guaranty State Aid Withholding), 5.000%, 3/1/21	934,797
825,000	Danville, VA, Refunding G.O., Series A, Callable 3/1/19 @ 100 (Assured Guaranty State Aid Withholding), 5.000%, 3/1/22	945,648
1,500,000	Fredericksburg Economic Development Authority, MediCorp Health System Obligation Refunding Revenue, 5.000%, 6/15/16	1,617,960
1,000,000	Fredericksburg Economic Development Authority, MediCorp Health System Obligation Refunding Revenue, 5.000%, 6/15/17	1,077,400
1,390,000	Henrico County, VA, Economic Development Authority, Virginia United Methodist Refunding Revenue, Series A, Prerefunded 6/1/12 @100, OID, 6.700%, 6/1/27	1,592,843
1,000,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/14	1,169,700
1,000,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/15	1,185,460
1,020,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/16	1,219,726
1,000,000	Loudoun County, VA, Sanitation Authority, Water Utility Improvements Revenue (FSA), 5.750%, 1/1/11	1,063,910
635,000	Middlesex County, VA, Industrial Development Authority Refunding Revenue, Callable 8/1/14 @ 101 (NATL-RE), 4.000%, 8/1/20	622,059
1,435,000	Montgomery County, VA, Industrial Development Authority Revenue, 5.000%, 2/1/18	1,615,136

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$2,500,000	New River Valley Regional Jail Authority, Grant Anticipation Notes Correctional Facility Improvements Revenue, Callable 4/1/10 @ 100, 4.000%, 4/1/11	$2,522,875
1,205,000	Newport News Economic Development Authority, Public Improvements Revenue, Series A, Callable 1/15/16 @ 100, 5.250%, 1/15/25	1,338,900
1,105,000	Newport News, VA, Refunding G.O., Series B, (State Aid Withholding), 5.000%, 2/1/15	1,281,060
1,000,000	Newport News, VA, Refunding Public Improvements-Water G.O., Series B, 5.250%, 7/1/21	1,234,830
1,000,000	Norfolk, VA, Parking Systems Refunding Revenue, Series B (AMBAC), 5.000%, 2/1/13	1,087,780
1,030,000	Norfolk, VA, Water Utility Improvements Refunding Revenue, Callable 10/23/09 @ 101 (FSA), 5.125%, 11/1/11	1,044,090
1,000,000	Norfolk, VA, Water Utility Improvements Revenue, Callable 11/1/18 @ 100, 5.000%, 11/1/23	1,150,710
400,000	Northern Virginia Transportation District Commission, VA, Commuter Rail Refunding Revenue, Virginia Railway Express Project, Callable 10/23/09 @ 101 (FSA), 5.375%, 7/1/14	405,372
1,000,000	Pittsylvania County, VA, School Improvements G.O., Series B, 5.000%, 2/1/19	1,147,810
1,320,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.200%, 2/1/20	1,516,957
1,775,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.375%, 2/1/21	2,044,747
1,065,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 3/1/11 @ 102 (NATL-RE, School Board Resolution Federal), 5.625%, 3/1/15	1,154,748
1,440,000	Portsmouth, VA, Refunding G.O., Series B, Callable 7/15/19 @ 100, 5.250%, 7/15/23	1,676,390
950,000	Prince William County, VA, Industrial Development Authority Potomac Hospital Corporation Revenue, Callable 10/1/13 @ 102, 5.500%, 10/1/18	971,898
825,000	Prince William County, VA, Service Authority, Water & Sewer Systems Refunding Revenue, Callable 7/1/13 @ 102, 5.000%, 7/1/14	944,584
955,000	Richmond Metropolitan Authority, VA, Expressway Refunding Revenue (NATL-RE FGIC), 5.250%, 7/15/15	1,072,513
1,490,000	Richmond Metropolitan Authority, VA, Expressway Refunding Revenue (NATL-RE FGIC), 5.250%, 7/15/16	1,681,942
1,050,000	Southampton County, VA, Industrial Development Authority, Public Facilities Lease Revenue, Series A, Callable 4/1/16 @ 100 (CIFG), 5.000%, 4/1/19	1,127,941
1,000,000	Spotsylvania County, VA, Public Improvements G.O., Callable 1/15/16 @ 100 (FSA), 5.000%, 1/15/17	1,163,330

Continued

BB&T Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$2,925,000	Spotsylvania County, VA, Refunding G.O. (FSA), 5.500%, 7/15/12	$3,290,303
375,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program B Revenue (CIFG), OID, 4.250%, 8/1/15	385,781
170,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), 4.000%, 8/1/15	181,286
330,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), OID, 4.000%, 8/1/17	348,863
600,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), OID, 4.000%, 8/1/18	631,470
1,000,000	Suffolk, VA, Public Improvements Refunding G.O., Callable 12/1/15 @100, 5.000%, 12/1/18	1,138,610
1,300,000	Suffolk, VA, Public Improvements Refunding G.O., Series A (NATL-RE), 5.000%, 2/1/16	1,517,490
2,425,000	Suffolk, VA, Public Improvements Refunding G.O., Series A (NATL-RE), 5.000%, 2/1/17	2,853,497
2,175,000	Tobacco Settlement Financing Corp., VA, Asset-Backed Revenue, Callable 6/1/12 @ 100, OID, 5.500%, 6/1/26	2,452,508
300,000	Tobacco Settlement Financing Corp., VA, Asset-Backed Revenue, Prerefunded 6/1/15 @ 100, OID, 5.625%, 6/1/37	355,917
1,650,000	Virginia Beach, VA, Public Improvements G.O., Callable 6/1/19 @ 100, 5.000%, 6/1/20	1,970,545
2,000,000	Virginia Beach, VA, Public Improvements G.O., Callable 6/1/19 @ 100, 5.000%, 6/1/22	2,347,260
1,610,000	Virginia College Building Authority, 21st Century College & Equipment Program Revenue, Series B, Callable 2/1/17 @ 100, 5.000%, 2/1/18	1,878,210
2,000,000	Virginia College Building Authority, 21st Century College Program Refunding Revenue, Series B, 5.250%, 2/1/13	2,258,880
1,000,000	Virginia College Building Authority, Hampton University Project Revenue, 5.500%, 4/1/10	1,023,590
1,000,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, Series A, Callable 9/1/15 @ 100, 5.000%, 9/1/22	1,133,630
1,525,000	Virginia Commonwealth, Public Improvements G.O., Series B, 5.000%, 6/1/17	1,824,312
1,370,000	Virginia Commonwealth, Refunding G.O., Series B, 5.000%, 6/1/14	1,585,433
2,240,000	Virginia Public Building Authority, Public Facilities Refunding Revenue, Series A, 5.000%, 8/1/11	2,413,936

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,000,000	Virginia Public Building Authority, Virginia Public Facilities Building Revenue, Series A, Callable 8/1/17 @ 100 (NATL-RE), 5.000%, 8/1/18	$1,172,220
1,000,000	Virginia Public School Authority, School Financing 1997 Resolution Revenue, Series B, Callable 8/1/17 @100 (NATL-RE), 5.000%, 8/1/26	1,114,310
1,000,000	Virginia Public School Authority, Unrefunded Balance Refunding School Financing Revenue, Series I, 5.250%, 8/1/10	1,040,400
1,360,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue, Callable 10/1/17 @ 100, 4.750%, 10/1/24	1,521,541
1,000,000	Virginia Resources Authority, State Revolving Fund Refunding Revenue, 5.500%, 10/1/17	1,234,580
805,000	Virginia Resources Authority, State Revolving Fund Revenue, 5.250%, 10/1/15	962,603
1,000,000	Western Virginia Regional Jail Authority, Aniticipation Notes Correctional Facility Improvements Revenue, Callable 10/23/09 @ 100, 4.125%, 12/1/09	1,002,790
2,000,000	York County, VA, Economic Development Authority, Electric & Power Refunding Revenue, Series A, 4.050%, 5/1/33*	2,092,240

	Total Municipal Bonds (Cost $82,871,718)	89,399,211

Shares
INVESTMENT COMPANY (1.6%)

1,508,588	Federated Virginia Municipal Money Market Portfolio, Institutional Class	1,508,588

	Total Investment Company (Cost $1,508,588)	1,508,588

Total Investments — 99.0% (Cost $84,380,306)		90,907,799
Net Other Assets (Liabilities) — 1.0%		921,451

NET ASSETS — 100.0%		$91,829,250

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2009. The maturity date reflected is the final maturity date.

AMBAC — American Municipal Bond Insurance Corp.

BHAC — Berkshire Hathaway Insurance Corp.

CIFG — CDC IXIS Financial Guarantee

CR — Custodial Receipts

FGIC — Financial Guaranty Insurance Corp.

FSA — Financial Security Assurance

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

BB&T West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS (97.9%)
	West Virginia (97.9%)
$1,250,000	Berkeley County Board of Education, WV, School Improvements G.O., Callable 5/1/12 @ 101 (NATL-RE FGIC), 5.000%, 5/1/16	$1,379,550
975,000	Berkeley County, WV, Public Service Sewer District Revenue, Series A, Callable 3/1/15 @ 100, 5.000%, 3/1/22	1,009,652
670,000	Braxton County, WV, Board of Education Public Schools Improvements G.O., Callable 5/1/18 @ 100 (FSA), 5.000%, 5/1/23	754,541
1,110,000	Brooke County, WV, Board of Education School Improvements G.O., Callable 5/1/11 @ 100 (NATL-RE FGIC), 5.000%, 5/1/16	1,176,012
500,000	Brooke, Pleasants, Tyler & Wetzel Counties, WV, Housing Revenue, 7.400%, 8/15/10	529,120
200,000	Cabell County, WV, Board of Education School Improvements G.O. (NATL-RE), 5.000%, 5/1/11	212,982
1,375,000	Cabell County, WV, Board of Education School Improvements G.O. (NATL-RE), 5.000%, 5/1/16	1,593,653
490,000	Cabell, Putnam & Wayne Counties, WV, State Housing Revenue (FGIC), 7.375%, 4/1/11	537,020
1,030,000	Charleston, WV, Urban Renewal Authority, Public Improvements Lease Revenue, Callable 12/15/09 @ 103 (FSA), 5.250%, 12/15/18	1,068,955
1,765,000	Clarksburg, WV, Water Refunding Revenue, Callable 9/1/12 @ 101 (NATL-RE FGIC), 5.250%, 9/1/19	1,909,042
1,000,000	Fairmont State College, WV, University & College Improvements Revenue, Series A, Callable 6/1/13 @ 100 (NATL-RE FGIC), 5.250%, 6/1/22	1,045,300
680,000	Fairmont, WV, Waterworks Refunding Revenue, Callable 10/23/09 @ 100 (NATL-RE), OID, 5.375%, 7/1/13	682,094
2,000,000	Greenbrier County, WV, Board of Education Public Schools Improvements G.O. (FSA), 5.000%, 5/1/18	2,333,700
1,030,000	Greenbrier County, WV, Commission Tax Increment Revenue, White Sulphur Springs Project 1-A, Callable 6/1/15 @ 100, 6.000%, 6/1/18	1,034,305
1,390,000	Harrison County, WV, County Commission Tax Allocation Refunding Revenue, Charles Pointe Project No. 2, Series A, Callable 6/1/18 @ 100, 6.500%, 6/1/23	1,211,079
545,000	Harrison County, WV, County Commission Tax Allocation Refunding Revenue, Charles Pointe Project No. 2, Series B, OID, 5.500%, 6/1/13	526,203
690,000	Logan County, WV, 1st Mortgage-Logan County Health Revenue, 8.000%, 12/1/16	860,547
1,000,000	Mason County, WV, Appalachian Power Co. Project Refunding Revenue, Series K, Callable 12/1/09 @ 101 (AMBAC), 6.050%, 12/1/24	1,014,610
1,285,000	Monongalia County, WV, Building Commission, Monongalia General Hospital Revenue, Series A, Callable 7/1/15 @ 100, 5.250%, 7/1/20	1,350,548

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$ 600,000	Morgantown, WV, Custodial Receipts Revenue, OID, 4.375%, 7/15/24	$600,126
1,345,000	Ohio County, WV, County Commission Sewage System, Fort Henry Centre Tax Allocation Revenue, District A, 5.350%, 6/1/17	1,268,093
555,000	Ohio County, WV, Board of Education, Refunding G.O., Callable 12/1/09 @ 100.5 (NATL-RE-IBC), OID, 5.000%, 6/1/13	562,365
250,000	Ohio County, WV, Board of Education, Refunding G.O., Callable 12/1/09 @ 100.5 (NATL-RE-IBC), OID, 5.125%, 6/1/18	253,338
1,030,000	Ohio County, WV, County Commission Sewage System, Fort Henry Centre Tax Allocation Revenue, District A, Callable 6/1/17 @ 100, 5.625%, 6/1/22	968,983
1,190,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Refunding Revenue, Series C (NATL-RE FGIC), 5.000%, 9/1/14	1,280,749
1,330,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Refunding Revenue, Series C (NATL-RE FGIC), 5.000%, 9/1/15	1,431,146
2,100,000	Pleasants County, WV, Industrial Development, Monongahela Power Co. Refunding Revenue, Series C, Callable 10/23/09 @ 100 (AMBAC), 6.150%, 5/1/15	2,102,289
1,400,000	Shepherd University Board of Governors, WV, Residence Facilities Projects Revenue, Callable 6/1/15 @100 (NATL-RE), 5.000%, 6/1/25	1,471,036
1,000,000	Shepherd University Board of Governors, WV, Shepherd University Wellness Center Project Revenue, Callable 12/1/17 @100 (NATL-RE), 5.000%, 6/1/22	1,088,600
1,195,000	West Virginia Commissioner of Highways, Surface Transportation Improvements Revenue, Series A (FSA), 5.000%, 9/1/14	1,368,538
2,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A (NATL-RE), 5.500%, 6/1/12	2,179,100
1,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (NATL-RE), 5.500%, 6/1/15	1,076,350
1,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (NATL-RE), 5.500%, 6/1/18	1,061,720
1,040,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (NATL-RE), 5.500%, 6/1/19	1,101,152
1,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @101 (NATL-RE), 5.500%, 6/1/13	1,090,890
1,515,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @101 (NATL-RE), OID, 5.000%, 6/1/26	1,572,797

Continued

BB&T West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$450,000	West Virginia Economic Development Authority, Department of Environmental Protection Lease Revenue, 4.750%, 11/1/11	$484,524
240,000	West Virginia Economic Development Authority, State Energy Savings Project Lease Revenue, 4.250%, 6/1/12	253,783
250,000	West Virginia Economic Development Authority, State Energy Savings Project Lease Revenue, Callable 6/1/15 @ 100, 4.750%, 6/1/21	261,595
2,300,000	West Virginia Economic Development Authority, State Office Building & Parking Lot Lease Revenue, Series A, Callable 8/1/19 @100, OID, 4.750%, 8/1/29	2,397,175
1,250,000	West Virginia Economic Development Authority, State Office Building Lease Revenue, Series A, Callable 10/1/11 @ 101, 5.000%, 10/1/15	1,356,362
820,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B (NATL-RE FGIC), 5.000%, 4/1/14	915,973
1,000,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B, Callable 4/1/14 @ 100 (NATL-RE FGIC), 5.000%, 4/1/16	1,096,590
1,795,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B, Callable 4/1/14 @ 100 (NATL-RE FGIC), 5.000%, 4/1/23	1,932,605
1,070,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B, Callable 4/1/14 @ 100 (NATL-RE FGIC), 5.000%, 4/1/34	1,098,162
550,000	West Virginia School Building Authority Excess, Lottery Revenue, 5.000%, 7/1/16	628,133
1,705,000	West Virginia School Building Authority Excess, Lottery Revenue, Callable 7/1/18 @ 100, OID, 5.000%, 7/1/27	1,853,386
1,525,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (NATL-RE FGIC), 5.000%, 7/1/15	1,716,723
2,100,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (NATL-RE FGIC), 5.000%, 7/1/16	2,374,785
1,960,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL-RE FGIC), 5.000%, 7/1/18	2,199,002
1,465,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL-RE FGIC), 5.000%, 7/1/19	1,631,951
200,000	West Virginia School Building Authority, Capital Improvements Revenue (NATL-RE), 5.250%, 1/1/14	224,456
1,020,000	West Virginia School Building Authority, Capital Improvements Revenue (NATL-RE), 5.250%, 7/1/14	1,156,425
1,300,000	West Virginia School Building Authority, Excess Lottery Revenue, 5.000%, 7/1/18	1,490,164

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,295,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A (AMBAC), 5.250%, 7/1/10	$1,330,172
35,000	West Virginia State Hospital Finance Authority, Camden Clark Memorial Hospital Revenue, Series A, Callable 2/15/14 @ 100 (FSA), 5.250%, 2/15/18	37,157
640,000	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Inc. Revenue, Series A, OID, 6.500%, 9/1/16	791,706
450,000	West Virginia State Hospital Finance Authority, Charleston Medical Center Revenue, Prerefunded 9/1/10 @ 101, OID, 6.750%, 9/1/30	480,200
2,000,000	West Virginia State Hospital Finance Authority, Charleston Refunding & Improvements Revenue, Series A, 5.000%, 9/1/19	2,064,680
1,405,000	West Virginia State Hospital Finance Authority, Linked Bears & Bulls Refunding Revenue, Callable 10/23/09 @ 100 (NATL-RE), 6.100%, 1/1/18	1,406,826
785,000	West Virginia State Hospital Finance Authority, West Virginia United Health System Refunding Revenue, Series E, Callable 12/1/18 @ 100, OID, 5.375%, 6/1/28	822,861
1,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL-RE FGIC General Obligation of Authority), 5.250%, 5/15/12	1,092,170
700,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL-RE FGIC General Obligation of Authority), 5.250%, 5/15/17	808,983
360,000	West Virginia University, Projects Refunding Revenue, Series B, Callable 10/1/14 @ 100 (NATL-RE FGIC), 5.000%, 10/1/21	387,637
1,440,000	West Virginia University, Projects Revenue, Series A (NATL-RE), 5.500%, 4/1/11	1,527,221
955,000	West Virginia University, Projects Revenue, Series A (NATL-RE), 5.250%, 4/1/28	1,080,458
500,000	West Virginia Water Development Authority, Infrastructure Jobs Refunding Revenue, Series A, Callable 10/1/16 @ 100 (FSA), 5.000%, 10/1/26	540,420
540,000	West Virginia Water Development Authority, Infrastructure Jobs Revenue, Series A, Callable 10/1/16 @ 100 (FSA), 4.750%, 10/1/23	580,144
1,110,000	West Virginia Water Development Authority, Loan Program II Refunding Revenue, Series B, Callable 11/1/13 @ 101 (AMBAC), 5.250%, 11/1/23	1,179,430
890,000	West Virginia Water Development Authority, Loan Programs Refunding Revenue, Series A1, Callable 11/1/12 @ 102 (AMBAC), 5.250%, 11/1/23	942,795
60,000	West Virginia, State Road Refunding G.O. (NATL-RE FGIC), 5.000%, 6/1/12	66,175

Continued

BB&T West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$2,090,000	West Virginia, State Road Refunding G.O. (NATL-RE FGIC), 5.000%, 6/1/15	$2,425,633

	Total Municipal Bonds (Cost $77,551,621)	81,342,647

Shares		Fair Value
INVESTMENT COMPANY (1.2%)

1,047,315	Federated Tax-Free Obligations Fund, Institutional Service Class	$1,047,315

	Total Investment Company (Cost $1,047,315)	1,047,315

Total Investments — 99.1% (Cost $78,598,936)		82,389,962
Net Other Assets (Liabilities) — 0.9%		727,303

NET ASSETS — 100.0%		$83,117,265

AMBAC — American Municipal Bond Insurance Corp.

FGIC — Financial Guaranty Insurance Corp.

FSA — Financial Security Assurance

G.O. — General Obligation

IBC — Insured Bond Certificates

NATL — National

OID — Original Issue Discount

RE — Reinsurance

See accompanying notes to the financial statements.

BB&T National Tax-Free Money Market Fund

Schedule of Portfolio Investments

September 30, 2009

Principal Amount		Amortized Cost
MUNICIPAL BONDS (99.9%)
	Arizona (6.8%)
$1,700,000	Arizona State Board of Regents, AZ, Arizona State University System Refunding Revenue, Series A (Lloyds TSB Bank Plc), 0.280%, 10/7/09*	$1,700,000
1,000,000	Clipper Tax-Exempt Certificate Trust Revenue, Series 2009-33 (State Street & BB&T Co.), 0.350%, 10/1/09*	1,000,000
5,000,000	Salt River Project Agricultural Improvement & Power District, Electric System Refunding Revenue, Callable 1/1/16 @ 100, 0.360%, 10/1/09*(a)	5,000,000
750,000	Scottsdale Industrial Development Authority, AZ, Scottsdale Healthcare Refunding Revenue, Series C (FSA), 0.340%, 10/7/09*	750,000
3,000,000	Scottsdale Industrial Development Authority, AZ, Scottsdale Healthcare Refunding Revenue, Series D (FSA), 0.340%, 10/7/09*	3,000,000
5,200,000	Tempe Union High School District No. 213, AZ, Refunding G.O., 3.250%, 7/1/10	5,304,100
1,000,000	Yavapai County Industrial Development Authority Northern Arizona Healthcare Refunding Revenue, Series B (Banco Bilbao Vizcaya), 0.350%, 10/1/09*	1,000,000

		17,754,100

	Colorado (2.5%)
4,900,000	Colorado Educational & Cultural Facilities Authority, Fuller Theological Project Revenue (Keybank N.A.), 2.000%, 10/1/09*	4,900,000
1,600,000	Thornton, CO, Kroger Co. Industrial Development Refunding Revenue (U.S. Bank N.A.), 0.500%, 10/1/09*	1,600,000

		6,500,000

	Connecticut (1.8%)
4,580,000	Plymouth, CT, G.O. Bond Anticipation Notes Cash Flow Management, 1.750%, 8/26/10	4,620,941

	Florida (6.1%)
3,885,000	Miami, FL, Health Facilities Authority Refunding Revenue, Mercy Hospital Project (NationsBank N.A.), 0.290%, 10/7/09*	3,885,000
4,300,000	Orange County, FL, Industrial Development Authority, Catholic Diocese Project Revenue (Suntrust Bank), 0.900%, 10/7/09*	4,300,000
4,700,000	Orlando & Orange County, FL, Expressway Authority Refunding Revenue, Series D (FSA), 0.370%, 10/1/09*	4,700,000
3,070,000	Volusia County, FL, Educational Facility Authority, Bethune Cookman College Project Revenue (Suntrust Bank), 0.850%, 10/7/09*	3,070,000

		15,955,000

	Georgia (13.6%)
920,000	Clayton County, GA, Housing Authority Refunding Revenue, Summerwind, Series A (Fannie Mae), 0.370%, 10/1/09*	920,000
4,000,000	De Kalb County, GA, Housing Authority Refunding Revenue, Timber Trace Apartments Project (Freddie Mac), 0.370%, 10/1/09*	4,000,000

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)
	Georgia — (continued)
$1,700,000	Fulton County, GA, Development Authority Refunding Revenue, 0.450%, 10/15/09*	$1,700,000
2,750,000	Fulton County, GA, Development Authority Revenue, Children Healthcare Atlanta, 0.300%, 10/7/09*	2,750,000
3,000,000	Fulton County, GA, Development Authority Revenue, Woodward Academy, Inc. Project (FHLB), 0.290%, 10/7/09*	3,000,000
3,000,000	Fulton County, GA, Residential Care Facilities for the Elderly Authority Refunding Revenue, First Mortgage Lenbrook Project, Series C (Bank of Scotland), 0.300%, 10/7/09*	3,000,000
2,090,000	Gainesville & Hall County, GA, Hospital Authority, Northeast Georgia Health System Refunding Revenue, Series G (Bayerische Landesbank), 0.450%, 10/7/09*	2,090,000
11,400,000	Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Central Georgia Senior Health, Inc. (Suntrust Bank), 0.290%, 10/7/09*	11,400,000
4,000,000	Monroe County, GA, Development Authority Pollution Control Revenue, Scherer Project No. 1, 0.320%, 10/1/09*	4,000,000
2,500,000	Private Colleges & Universities Authority, Emory University Refunding Revenue, Series C1, 0.250%, 10/1/09*	2,500,000

		35,360,000

	Illinois (6.5%)
6,140,000	Chicago Board of Education, IL, School Improvements G.O., Series B (FSA), 0.650%, 10/1/09*	6,140,000
1,750,000	Cook County, IL, Capital Improvements G.O., Series B, 0.360%, 10/7/09*	1,750,000
4,000,000	Illinois Finance Authority, Swedish Conevant Refunding Revenue, Series A (LaSalle Bank N.A.), 0.290%, 10/1/09*	4,000,000
5,000,000	Illinois Financial Authority, Bradley University Revenue, Series A (Northern Trust Company), 0.310%, 10/1/09*	5,000,000

		16,890,000

	Indiana (2.0%)
5,155,000	Indianapolis City, IN, Washington Pointe Project Refunding Revenue, Series A (Fannie Mae), 0.380%, 10/2/09*	5,155,000

	Maine (1.9%)
5,000,000	Finance Authority of Maine Revenue, Mt. Desert (Citizens Bank), 1.500%, 10/1/09*	5,000,000

	Massachusetts (0.8%)
2,000,000	Massachusetts Health & Educational Facilities Authority, Cape Cod Healthcare Revenue, Series D (Assured Guaranty), 0.450%, 10/1/09*	2,000,000

	Mississippi (1.3%)
3,500,000	Mississippi Business Finance Corp., MS, Industrial Improvements Revenue Gulfport Promenade Project (Regions Bank), 1.600%, 10/1/09*	3,500,000

Continued

BB&T National Tax-Free Money Market Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)
	Missouri (5.1%)
$8,550,000	Kansas City Industrial Development Authority, MO, Bethesda Living Center Nursing Homes Revenue, Series A (LaSalle National Bank), 0.380%, 10/1/09*	$8,550,000
2,900,000	Missouri State Health & Educational Facilities Authority, MO, Dialsis Clinic, Inc. Project Revenue (Suntrust Bank), 0.900%, 10/7/09*	2,900,000
1,900,000	Missouri State Health & Educational Facilities Authority, MO, Sisters Mercy Health Revenue, Series D, 0.380%, 10/1/09*	1,900,000

		13,350,000

	New Jersey (1.4%)
1,750,000	Englewood Cliffs Borough, NJ, G.O. Bond Anticipation Notes Cash Flow Management, 2.500%, 5/7/10	1,766,570
1,925,000	Plainsboro Township, NJ, G.O. Anticipation Notes Cash Flow Management, 2.500%, 12/10/09	1,928,084

		3,694,654

	New York (0.5%)
1,305,000	Rochester, NY, G.O. Bond Anticipation Notes Cash Flow Management, 2.000%, 8/23/10	1,317,704

	North Carolina (2.4%)
2,300,000	Charlotte, NC, Water & Sewer Systems Revenue, Series B, 0.340%, 10/1/09*	2,300,000
4,000,000	Charlotte-Mecklenburg Hospital Authority, NC, Healthcare System Revenue, Series D (FSA), 0.390%, 10/1/09*	4,000,000

		6,300,000

	Ohio (15.0%)
1,500,000	Butler County, OH, G.O. Bond Anticipation Notes, 1.250%, 8/5/10	1,506,905
2,480,000	Cuyahoga County, OH, Magnificat High School Project Revenue (Fifth Third Bank), 1.900%, 10/1/09*	2,480,000
2,200,000	Dover, OH, G.O. Bond Anticipation Refunding Notes, 2.550%, 4/1/10	2,205,907
1,000,000	Hamilton County, OH, Hospital Facilities Revenue, Drake Center, Inc., Series A (U.S. Bank N.A.), 0.400%, 10/1/09*	1,000,000
1,860,000	Hamilton County, OH, Student Housing Revenue, Block 3 Project (Citizen Bank), 1.000%, 10/1/09*	1,860,000
1,900,000	Kent State University Revenues, University & College Improvements General Receipts (Keybank N.A.), 1.300%, 10/1/09*	1,900,000
1,500,000	Maple Heights, OH, City School District, G.O. School Facilities Improvements Notes Cash Flow Management, 3.500%, 11/5/09	1,501,261
1,425,000	Montgomery County, OH, Industrial Development Refunding Revenue, Kroger Co. (U.S. Bank N.A.), 0.500%, 10/1/09*	1,425,000
2,100,000	Mount Vernon, OH, G.O. Bond Anticipation Notes Cash Flow Management, 2.000%, 2/23/10	2,103,279

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)
	Ohio — (continued)
$ 750,000	Ohio State Water Development Authority, Firstenergy Project Refunding Revenue, Series B (Barclays Bank PLC), 0.250%, 10/7/09*	$750,000
2,000,000	Oregon City, OH, G.O. Bond Anticipation Notes Cash Flow Management, 1.050%, 9/8/10	2,007,627
3,000,000	Perrysburg City, OH, G.O. Bond Anticipation Notes, Cash Flow Management, Various Purposes Improvements, 1.500%, 12/17/09	3,003,124
2,000,000	Pike County, OH, Health Care Facilities Refunding Revenue, National Church, Series A (Bank of America N.A.), 0.430%, 10/1/09*	2,000,000
100,000	Port of Greater Cincinnati Development Authority, OH, National Underground Revenue, Series A (JP Morgan Chase Bank), 0.320%, 10/7/09*	100,000
2,545,000	South Euclid, OH, G.O. Bond Anticipation Refunding Notes, Series B, 2.500%, 1/25/10	2,557,012
4,500,000	Summit County, OH, Western Reserve Academy Project Revenue (Keybank N.A.), 1.300%, 10/1/09*	4,500,000
1,650,000	Tipp City, OH, G.O. Bond Anticipation Notes Cash Flow Management, Various Purposes Improvements, 2.650%, 4/20/10	1,658,036
1,500,000	Vandalia Butler, OH, City School District, G.O. Bond Anticipation Notes, School Improvements, Series B, 1.500%, 3/1/10	1,504,639
5,000,000	Williams County, OH, Community Hospitals & Wellness Center Revenue (Fifth Third Bank), 0.900%, 10/2/09*	5,000,000

		39,062,790

	Pennsylvania (4.3%)
1,100,000	Bethlehem Area School District, PA, G.O. (FSA, State Aid Withholding), 0.850%, 10/1/09*	1,100,000
7,200,000	Chester County, PA, Industrial Development Authority Revenue, University Student Housing, LLC (Citizens Bank), 0.290%, 10/7/09*	7,200,000
3,000,000	Hamburg Area School District, PA, G.O. Cash Flow Management (State Aid Withholding), 2.041%, 11/1/09*	3,015,665

		11,315,665

	Tennessee (0.8%)
2,100,000	Hendersonville, TN, Industrial Development Board, Educational Facilities Revenue, Pope John Paul II High School (Suntrust Bank N.A.), 0.950%, 10/7/09*	2,100,000

	Texas (2.9%)
1,350,000	Crawford, TX, Education Facilities Corp. Refunding Revenue, University Parking System Project, Series A, (BNP Paribas), 1.020%, 10/1/09*	1,350,000
3,445,000	Houston Higher Education Finance Corp., TX, University & College Improvements Revenue, Tierwester Oaks, Series A (Bank of New York), 1.200%, 10/1/09*	3,445,000

Continued

BB&T National Tax-Free Money Market Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)
	Texas — (continued)
$2,600,000	Texas State, TX, Tax & Revenue Anticipation Notes Cash Flow Management, 2.500%, 8/31/10	$2,647,810

		7,442,810

	Utah (3.5%)
3,500,000	Murray City, UT, Hospital Revenue, IHC Health Services, Inc., Series C, 0.300%, 10/1/09*	3,500,000
2,500,000	Riverton, UT, Hospital Puttable Revenue, Series 1762, 0.330%, 10/1/09*(a)	2,500,000
3,125,000	Utah Housing Corp., UT, Timbergate Local Multifamily Housing Revenue, Series A (Freddie Mac), 0.400%, 10/1/09*	3,125,000

		9,125,000

	Virginia (13.1%)
9,000,000	Fairfax County, VA, Industrial Development Authority, Inova Health System Project Revenue, Series C-1, 0.850%, 10/6/09*	9,000,000
800,000	Falls Church, VA, Economic Development Authority, Tax Analysts Project Revenue, Series A (Citibank N.A.), 0.340%, 10/7/09*	800,000
2,900,000	Hampton, VA, Redevelopment & Housing Authority, Multifamily Housing Refunding Revenue, Township Apartments Project (Fannie Mae), 0.320%, 10/7/09*	2,900,000
2,300,000	Hanover County, VA, Economic Development Authority Refunding Revenue, Bon Secours Health System, Inc., Series D-2 (U.S. Bank N.A.), 0.240%, 10/7/09*	2,300,000
1,230,000	James City County, VA, Industrial Development Authority, Refunding Retirement Facilities Revenue, Housing Chambrel Project (Fannie Mae), 0.370%, 10/1/09*	1,230,000
4,900,000	James City County, VA, Industrial Development Authority, Riverside Health Systems Revenue, 0.500%, 10/7/09*	4,900,000
2,750,000	Loudoun County, VA, Industrial Development Authority, Howard Hughes Medical Institute Revenue, Series C, 0.210%, 10/7/09*	2,750,000
2,305,000	Loudoun County, VA, Industrial Development Authority, Howard Hughes Medical Institute Revenue, Series F, 0.240%, 10/7/09*	2,305,000
2,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Refunding Revenue, Series C, 0.230%, 10/7/09*	2,000,000
3,170,000	Peninsula Ports Authority, VA, Health Systems Refunding Revenue, Riverside Health Systems Project, 0.500%, 10/7/09*	3,170,000
2,905,000	Virginia Resources Authority, VA, Water Revenue, Henrico County Project, 0.950%, 10/1/09*	2,905,000

		34,260,000

	Washington (4.5%)
5,680,000	Washington Economic Development Finance Authority, WA, Northwest Center Project Revenue, Series A (Keybank N.A.), 1.300%, 10/1/09*	5,680,000

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)
	Washington — (continued)
$6,070,000	Washington State Housing Finance Commission, WA, Forest Ridge School Nonprofit Revenue, Series A (Keybank N.A.), 1.300%, 10/1/09*	$6,070,000

		11,750,000

	Wisconsin (3.1%)
3,500,000	Verona Area School District, WI, Tax & Revenue Anticipation Notes, Cash Flow Management, 1.500%, 2/1/10	3,506,499
3,000,000	Wisconsin Health & Educational Facilities Authority, WI, Wausau Hospital Revenue, Series B (AMBAC) (M&I Bank), 2.150%, 10/7/09*	3,000,000
1,600,000	Wisconsin School Districts Temporary Borrowing Program, WI, Tax & Revenue Anticipation Promissory Notes Cash Flow Management, Certificate of Participation, Series B, 3.000%, 10/30/09	1,601,630

		8,108,129

	Total Municipal Bonds (Cost $260,561,793)	260,561,793

Shares		Fair Value
INVESTMENT COMPANY (0.0%)
49,100	SEI Institutional Tax Free Fund	49,100

	Total Investment Company (Cost $49,100)	49,100

Total Investments — 99.9% (Cost $260,610,893)		260,610,893
Net Other Assets (Liabilities) — 0.1%		327,877

NET ASSETS — 100.0%		$260,938,770

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2009. The maturity date reflected is the next reset date.
(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities or a portion of these securities to be liquid.

AMBAC — American Municipal Bond Insurance Corp.

FHLB — Federal Home Loan Bank

FSA — Insured by Financial Security Assurance

G.O. — General Obligation

N.A. — North America

See accompanying notes to the financial statements.

BB&T Prime Money Market Fund

Schedule of Portfolio Investments

September 30, 2009

Principal Amount		Amortized Cost
ASSET BACKED SECURITIES (3.3%)
$538,532	Ford Credit Auto Owner Trust, Series 2009-A, Class A1, 1.861%, 4/15/10(a)	$538,532
2,675,278	Honda Auto Receivables Owner Trust, Series 2009-1, Class A1, 1.978%, 2/16/10	2,675,279
18,643,210	Honda Auto Receivables Owner Trust, Series 2009-3, Class A1, 0.754%, 7/15/10	18,643,210
13,000,000	Hyundai Auto Receivables Trust, Series 2009-A, Class A1, 0.357%, 9/15/10	13,000,000
2,668,550	Nissan Auto Receivables Owner Trust, Series 2009-1, Class A1, 1.999%, 3/15/10	2,668,550

	Total Asset Backed Securities (Cost $37,525,571)	37,525,571

CERTIFICATES OF DEPOSIT (34.7%)
	Banks (34.7%)
20,000,000	Bank of Montreal, 0.230%, 10/19/09	20,000,000
15,000,000	Bank of Tokyo, 0.280%, 12/18/09	15,000,000
15,000,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd., 0.320%, 11/19/09	15,000,000
20,000,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd., 0.280%, 11/27/09	20,000,000
25,000,000	Barclays Bank PLC, 0.800%, 1/19/10	25,000,000
25,000,000	BNP Paribas, 0.290%, 12/1/09	25,000,000
30,000,000	Calyon, Paris, 0.400%, 11/20/09	30,000,000
35,000,000	Calyon, Paris, 0.450%, 2/22/10	35,000,000
25,000,000	Canadian Imperial Bank of Commerce, 0.380%, 3/22/10	25,000,000
25,000,000	Compass Bank, 0.680%, 11/25/09	25,000,190
50,000,000	Mizuho Corp. Bank, Ltd., 0.370%, 10/20/09	50,000,000
15,000,000	Mizuho Corp. Bank, Ltd., 0.370%, 10/21/09	15,000,000
15,000,000	Rabobank, N.A., 0.290%, 1/25/10	15,000,000
25,000,000	Royal Bank of Scottland, 0.230%, 10/16/09	25,000,000
10,000,000	Societe Generale, Paris, 0.500%, 2/1/10	10,000,000
20,000,000	State Street Bank & Trust Co., 0.350%, 10/7/09	20,000,000
20,000,000	State Street Bank & Trust Co., 1.400%, 10/13/09	20,000,000
10,000,000	Union Bank, N.A., 0.350%, 11/17/09	10,000,000

	Total Certificates of Deposit (Cost $400,000,190)	400,000,190

COMMERCIAL PAPER* (39.5%)
	Asset Backed Securities (20.1%)
2,000,000	Alpine Securitization Corp., 0.280%, 11/9/09(a)	1,999,393
40,000,000	Atlantic Asset Securitization, Corp., 0.350%, 10/5/09(a)	39,998,445
20,000,000	Atlantic Asset Securitization, Corp., 0.380%, 10/6/09(a)	19,998,945
20,000,000	Clipper Receivables Co. LLC, 0.230%, 11/16/09(a)	19,994,122
20,000,000	Enterprise Funding LLC, 0.330%, 10/19/09(a)	19,996,700
10,011,000	Fairway Finance Co. LLC, 0.290%, 11/4/09(a)	10,008,258
4,707,000	Fairway Finance Co. LLC, 0.290%, 11/10/09(a)	4,705,483
25,000,000	FCAR Owner Trust, 1.170%, 10/13/09	24,990,250
25,000,000	Surrey Funding Corp., 0.210%, 10/19/09(a)	24,997,375
10,000,000	Yorktown Capital LLC, 0.300%, 11/9/09(a)	9,996,750
55,000,000	Yorktown Capital LLC, 0.300%, 11/17/09(a)	54,978,458

		231,664,179

Principal Amount		Amortized Cost
COMMERCIAL PAPER* — (continued)
	Banking (1.7%)
$20,000,000	Australia & New Zealand Banking, 1.037%, 10/2/09**(a)	$20,000,000

	Financial Services (17.7%)
25,000,000	Banco Bilbao Vizcaya Argentaria SA, 1.015%, 11/12/09(a)	24,970,396
20,000,000	Bank of America Corp., 0.250%, 12/15/09	19,989,583
25,000,000	Bank of America Corp., 0.280%, 12/16/09	24,985,222
1,000,000	BASF AG, 0.520%, 10/13/09	999,827
40,000,000	BASF SE, 0.646%, 12/7/09(a)	39,951,611
5,000,000	General Electric Capital Corp., 0.390%, 11/20/09	4,997,292
30,000,000	General Electric Capital Corp., 0.650%, 11/23/09	29,971,292
3,000,000	General Electric Capital Corp., 0.390%, 12/1/09	2,998,017
15,000,000	ING (US) Funding LLC, 0.380%, 3/15/10	14,973,875
10,000,000	Societe Generale North America, Inc., 1.050%, 10/21/09	9,994,167
30,000,000	Societe Generale North America, Inc., 0.290%, 11/25/09	29,986,708

		203,817,990

	Total Commercial Paper (Cost $455,482,169)	455,482,169

CORPORATE BONDS (0.8%)
	Financial Services (0.7%)
8,181,000	General Electric Capital Corp., MTN, 7.375%, 1/19/10	8,303,502

	Materials (0.1%)
1,000,000	E.I. Du Pont de Nemours & Co., 6.875%, 10/15/09	1,002,190

	Total Corporate Bonds (Cost $9,305,692)	9,305,692

VARIABLE RATE NOTES*** (6.0%)
	Banking (5.5%)
1,670,000	Anchor Holdings LLC, Series 2000 (U.S. Bank, N.A.), 1.200%, 10/8/09	1,670,000
8,000,000	Bank of America, N.A., 0.808%, 10/2/09(a)	8,000,126
15,000,000	Bank of Montreal, Chicago, 0.774%, 10/5/09(a)	15,000,000
10,000,000	BP Capital Markets PLC, 0.366%, 10/9/09	10,000,000
4,695,000	HC Equities LP, Series 2001 (Wachovia Bank N.A.), 0.350%, 10/8/09	4,695,000
20,000,000	National Australia Bank, Ltd., 0.484%, 10/6/09(a)	20,000,000
3,280,000	Spira Millennium LLC, Series 2001 (Bank of America N.A.), 3.500%, 10/8/09	3,280,000
578,000	Wachovia Bank, N.A., 0.733%, 11/2/09	578,000

		63,223,126

	Financial Services (0.1%)
300,000	General Electric Capital Corp., MTN, 0.419%, 12/15/09	299,899
572,000	General Electric Capital Corp., MTN, 0.220%, 10/1/09	571,272

		871,171

Continued

88

BB&T Prime Money Market Fund

Schedule of Portfolio Investments — (continued)

September 30, 2009

Principal Amount		Amortized Cost
VARIABLE RATE NOTES*** — (continued)
	Health Care (0.4%)
$ 5,000,000	Roche Holdings, Inc., 1.393%, 11/25/09(a)	$5,000,000

	Total Variable Rate Notes (Cost $69,094,297)	69,094,297

U.S. GOVERNMENT AGENCIES (6.9%)
	Federal Home Loan Bank (6.9%)
40,000,000	0.660%, 10/1/09***	40,000,000
20,000,000	0.790%, 10/1/09***	19,998,851
10,000,000	0.800%, 6/22/10	10,000,000
10,000,000	0.720%, 6/28/10	10,000,000

	Total U.S. Government Agencies (Cost $79,998,851)	79,998,851

REPURCHASE AGREEMENT (8.8%)
101,821,000	Merrill Lynch & Co., Inc., 0.070%, dated 9/30/09, due 10/1/09, proceeds at maturity, $101,821,198 (Collateralized fully by Government Mortgage-Backed Securities)	101,821,000

	Total Repurchase Agreement (Cost $101,821,000)	101,821,000

Amortized Cost
Total Investments — 100.0% (Cost $1,153,227,770)	$1,153,227,770
Net Other Assets (Liabilities) — 0.0%	155,279

NET ASSETS — 100.0%	$1,153,383,049

*	Discount note or zero coupon bond. Rate disclosed represents the annualized yield from date of purchase.
**	Interest bearing commercial paper.
***	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2009. The maturity date reflected is the next reset date.
(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities or a portion of these securities to be liquid.

MTN — Medium Term Note

N.A. — North America

See accompanying notes to the financial statements.

BB&T U.S. Treasury Money Market Fund

Schedule of Portfolio Investments

September 30, 2009

Principal Amount		Amortized Cost
U.S. TREASURY NOTES (16.7%)
$20,000,000	3.625%, 10/31/09	$20,050,687
40,000,000	3.500%, 11/15/09	40,150,422
40,000,000	1.750%, 3/31/10	40,301,748

	Total U.S. Treasury Notes (Cost $100,502,857)	100,502,857

U.S. TREASURY BILLS* (34.9%)
20,000,000	0.442%, 10/22/09	19,994,861
40,000,000	0.381%, 11/19/09	39,979,338
30,000,000	0.280%, 12/10/09(a)	29,983,667
30,000,000	0.185%, 1/14/10	29,983,813
20,000,000	0.250%, 1/28/10(a)	19,983,471
40,000,000	0.160%, 2/18/10	39,975,111
30,000,000	0.255%, 2/25/10	29,968,762

	Total U.S. Treasury Bills (Cost $209,869,023)	209,869,023

Principal Amount		Amortized Cost

REPURCHASE AGREEMENTS (48.3%)
$80,000,000	Bank of America Corp., 0.010%, dated 9/30/09, due 10/1/09, proceeds at maturity, $80,000,022 (Collateralized fully by U.S. Treasury Securities)	$80,000,000
92,852,555	Credit Suisse First Boston, 0.020%, dated 9/30/09, due 10/1/09, proceeds at maturity, $92,852,606 (Collateralized fully by U.S. Treasury Securities)	92,852,555
50,000,000	Goldman Sachs Group, Inc., 0.010%, dated 9/30/09, due 10/1/09, proceeds at maturity, $50,000,014 (Collateralized fully by U.S. Treasury Securities)	50,000,000
68,000,000	JPMorgan Chase & Co., 0.030%, dated 9/30/09, due 10/1/09, proceeds at maturity, $68,000,057 (Collateralized fully by U.S. Treasury Securities)	68,000,000

	Total Repurchase Agreements (Cost $290,852,555)	290,852,555

		Fair Value
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (3.4%)
20,706,000	Pool of Various Securities	20,706,000

	Total Securities Held as Collateral for Securities on Loan (Cost $20,706,000)	20,706,000

Total Investments — 103.3% (Cost $621,930,435)		621,930,435
Net Other Assets (Liabilities) — (3.3)%		(20,093,678)

NET ASSETS — 100.0%		$601,836,757

*	Discount note or zero coupon bond. Rate disclosed represents the annualized yield from date of purchase.
(a)	Represents that all or a portion of the security was on loan as of September 30, 2009.

See accompanying notes to the financial statements.

BB&T Capital Manager Conservative Growth Fund

Schedule of Portfolio Investments

September 30, 2009

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (85.8%)

50,374	BB&T Equity Income Fund, Institutional Class	$576,275
269,084	BB&T International Equity Fund, Institutional Class	1,383,092
51,854	BB&T Large Cap Fund, Institutional Class	525,281
61,936	BB&T Mid Cap Growth Fund, Institutional Class	528,315
72,666	BB&T Mid Cap Value Fund, Institutional Class	789,158
19,451	BB&T Special Opportunities Equity Fund, Institutional Class	290,203
740,773	BB&T Total Return Bond Fund, Institutional Class	7,985,530
393,051	BB&T U.S. Treasury Money Market Fund, Institutional Class	393,051

	Total Affiliated Investment Companies (Cost $11,548,066)	12,470,905

EXCHANGE TRADED FUNDS (11.7%)

6,784	iShares Russell 2000 Index Fund	408,600
12,203	iShares S&P 500 Index Fund	1,292,786

	Total Exchange Traded Funds (Cost $1,316,673)	1,701,386

INVESTMENT COMPANY (2.1%)

35,692	Credit Suisse Commodity Return Strategy Fund	298,388

	Total Investment Company (Cost $291,000)	298,388

Total Investments — 99.6% (Cost $13,155,739)		14,470,679
Net Other Assets (Liabilities) — 0.4%		60,053

NET ASSETS — 100.0%		$14,530,732

See accompanying notes to the financial statements.

BB&T Capital Manager Moderate Growth Fund

Schedule of Portfolio Investments

September 30, 2009

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (77.4%)

211,895	BB&T Equity Income Fund, Institutional Class	$2,424,073
1,131,757	BB&T International Equity Fund, Institutional Class	5,817,231
218,113	BB&T Large Cap Fund, Institutional Class	2,209,489
260,370	BB&T Mid Cap Growth Fund, Institutional Class	2,220,960
305,544	BB&T Mid Cap Value Fund, Institutional Class	3,318,208
81,722	BB&T Special Opportunities Equity Fund, Institutional Class	1,219,297
1,010,741	BB&T Total Return Bond Fund, Institutional Class	10,895,793
983,943	BB&T U.S. Treasury Money Market Fund, Institutional Class	983,943

	Total Affiliated Investment Companies (Cost $29,871,941)	29,088,994

EXCHANGE TRADED FUNDS (19.1%)

28,544	iShares Russell 2000 Index Fund	1,719,205
51,306	iShares S&P 500 Index Fund	5,435,358

	Total Exchange Traded Funds (Cost $8,210,970)	7,154,563

INVESTMENT COMPANY (3.1%)

138,682	Credit Suisse Commodity Return Strategy Fund	1,159,380

	Total Investment Company (Cost $1,131,000)	1,159,380

Total Investments — 99.6% (Cost $39,213,911)		37,402,937
Net Other Assets (Liabilities) — 0.4%		167,726

NET ASSETS — 100.0%		$37,570,663

See accompanying notes to the financial statements.

BB&T Capital Manager Growth Fund

Schedule of Portfolio Investments

September 30, 2009

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (72.1%)

196,783	BB&T Equity Income Fund, Institutional Class	$2,251,196
1,051,011	BB&T International Equity Fund, Institutional Class	5,402,196
202,531	BB&T Large Cap Fund, Institutional Class	2,051,640
241,841	BB&T Mid Cap Growth Fund, Institutional Class	2,062,902
283,774	BB&T Mid Cap Value Fund, Institutional Class	3,081,790
75,898	BB&T Special Opportunities Equity Fund, Institutional Class	1,132,392
348,429	BB&T Total Return Bond Fund, Institutional Class	3,756,067
693,937	BB&T U.S. Treasury Money Market Fund, Institutional Class	693,937

	Total Affiliated Investment Companies (Cost $21,883,300)	20,432,120

EXCHANGE TRADED FUNDS (23.4%)

26,506	iShares Russell 2000 Index Fund	1,596,457
47,644	iShares S&P 500 Index Fund	5,047,405

	Total Exchange Traded Funds (Cost $7,551,076)	6,643,862

INVESTMENT COMPANY (3.9%)

130,701	Credit Suisse Commodity Return Strategy Fund	1,092,662

	Total Investment Company (Cost $1,067,000)	1,092,662

Total Investments — 99.4% (Cost $30,501,376)		28,168,644
Net Other Assets (Liabilities) — 0.6%		162,606

NET ASSETS — 100.0%		$28,331,250

See accompanying notes to the financial statements.

BB&T Capital Manager Equity Fund

Schedule of Portfolio Investments

September 30, 2009

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (65.4%)

77,824	BB&T Equity Income Fund, Institutional Class	$890,306
415,340	BB&T International Equity Fund, Institutional Class	2,134,849
80,044	BB&T Large Cap Fund, Institutional Class	810,844
95,524	BB&T Mid Cap Growth Fund, Institutional Class	814,820
112,155	BB&T Mid Cap Value Fund, Institutional Class	1,217,999
29,954	BB&T Special Opportunities Equity Fund, Institutional Class	446,915
41,758	BB&T U.S. Treasury Money Market Fund, Institutional Class	41,758

	Total Affiliated Investment Companies (Cost $6,913,062)	6,357,491

EXCHANGE TRADED FUNDS (27.0%)

10,478	iShares Russell 2000 Index Fund	631,090
18,836	iShares S&P 500 Index Fund	1,995,486

	Total Exchange Traded Funds (Cost $3,003,729)	2,626,576

INVESTMENT COMPANY (5.0%)

58,035	Credit Suisse Commodity Return Strategy Fund	485,173

	Total Investment Company (Cost $474,000)	485,173

Total Investments — 97.4% (Cost $10,390,791)		9,469,240
Net Other Assets (Liabilities) — 2.6%		253,884

NET ASSETS — 100.0%		$9,723,124

See accompanying notes to the financial statements.

(This page has been left blank intentionally.)

BB&T Funds

Statements of Assets and Liabilities

September 30, 2009

	Large Cap Fund	Mid Cap Value Fund
Assets:
Investments, at cost*	$179,648,266	$216,495,183
Unrealized appreciation	31,642,847	6,422,474

Investments, at fair value	211,291,113	222,917,657
Cash	—	—
Foreign currency, at value**	—	—
Interest and dividends receivable	227,187	304,280
Receivable for investments sold	—	—
Receivable for capital shares issued	835,776	874,514
Unrealized appreciation on forward foreign currency contracts	—	—
Prepaid and other expenses	16,085	14,359

Total Assets	212,370,161	224,110,810

Liabilities:
Call options written (premiums received $ — , $ — , $ — , $ — , $ — , $3,691,935, $832,684 and $ — , respectively)	—	—
Deferred tax liability	—	—
Distributions payable	—	—
Unrealized depreciation on forward foreign currency contracts	—	—
Payable for investments purchased	—	31,093
Payable for capital shares redeemed	167,433	699,823
Payable for collateral received on loaned securities	—	8,539,905
Payable to securities lending agent	396,608	—
Accrued expenses and other payables:
Investment advisory fees	116,122	104,414
Administration fees	17,436	16,172
Compliance service fees	188	155
Distribution (12b-1) fees	9,779	5,076
Other	54,005	36,852

Total Liabilities	761,571	9,433,490

Net Assets	$211,608,590	$214,677,320

Net Assets Consist of:

Capital	$336,215,241	$257,239,120
Accumulated undistributed (distributions in excess of) net investment income (loss)	187,541	343,702
Accumulated realized losses from investment, written option and foreign currency transactions	(156,437,039)	(49,327,976)
Net unrealized appreciation on investments, written options and translation of assets and liabilities in foreign currency	31,642,847	6,422,474

Net Assets	$211,608,590	$214,677,320

Net Assets
Class A Shares	$29,290,207	$10,716,954
Class B Shares	4,500,568	3,453,948
Class C Shares	92,783	175,839
Institutional Shares	177,725,032	200,330,579

Total	$211,608,590	$214,677,320

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	2,906,695	991,547
Class B Shares	454,750	333,620
Class C Shares	9,415	17,010
Institutional Shares	17,552,157	18,445,895

Total	20,923,017	19,788,072

Net Asset Value
Class A Shares - redemption price per share	$10.08	$10.81

Class B Shares - offering price per share***	$9.90	$10.35

Class C Shares - offering price per share***	$9.85	$10.34

Institutional Shares	$10.13	$10.86

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$10.69	$11.47

*	The Large Cap Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Fund, International Equity Fund, Special Opportunities Equity Fund, Equity Income Fund, and Short U.S. Government Fund include securities on loan of $38,136, $8,155,066, $10,730,246, $3,335,592, $1,430,216, $2,257,504, $27,110,095, and $2,936,396, respectively.
**	The International Equity Fund includes foreign currency at cost of $168,130.
***	Redemption price per share varies by length of time shares are held.

Mid Cap Growth Fund	Small Cap Fund	International Equity Fund	Special Opportunities Equity Fund	Equity Income Fund	Short U.S. Government Fund

$76,140,528	$29,350,031	$70,481,744	$446,975,397	$352,023,679	$65,818,656
17,635,727	4,165,800	16,352,405	45,649,564	5,453,304	855,569

93,776,255	33,515,831	86,834,149	492,624,961	357,476,983	66,674,225
—	—	20	—	—	—
—	—	164,518	—	—	—
45,421	9,923	324,456	642,049	742,430	411,929
6,768,105	65,033	2,011,068	92,921	122,610	—
434,651	217,653	536,382	1,763,343	1,315,508	130,679
—	—	19,708	—	—	—
13,824	12,412	5,744	23,160	21,290	2,311

101,038,256	33,820,852	89,896,045	495,146,434	359,678,821	67,219,144

—	—	—	4,796,932	782,930	—
—	—	7,249	—	—	—
—	—	—	—	603	129,574
—	—	97,744	—	—	—
1,708,628	534,405	1,742,972	406,784	254,316	—
315,806	64,783	378,517	794,845	903,190	11,805
10,929,704	3,412,791	1,535,370	2,333,863	27,939,020	3,005,938
—	—	—	—	—	—

48,509	16,186	59,359	301,487	158,994	23,286
7,217	2,469	7,000	39,649	26,523	5,095
80	26	74	422	279	56
2,360	1,934	1,577	101,987	62,226	1,018
26,648	8,296	39,095	83,269	58,083	10,320

13,038,952	4,040,890	3,868,957	8,859,238	30,186,164	3,187,092

$87,999,304	$29,779,962	$86,027,088	$486,287,196	$329,492,657	$64,032,052

$136,082,513	$47,178,875	$136,285,706	$471,805,084	$359,006,617	$70,859,921
16,695	4,832	240,868	7,704	774,477	(16,176)
(65,735,631)	(21,569,545)	(66,773,818)	(30,070,159)	(35,791,495)	(7,667,262)
17,635,727	4,165,800	16,274,332	44,544,567	5,503,058	855,569

$87,999,304	$29,779,962	$86,027,088	$486,287,196	$329,492,657	$64,032,052

$6,155,444	$4,891,769	$3,332,826	$175,318,584	$99,479,950	$4,909,222
1,350,792	1,126,831	953,735	24,068,222	13,567,260	—
35,919	13,935	165,985	58,479,218	39,164,193	—
80,457,149	23,747,427	81,574,542	228,421,172	177,281,254	59,122,830

$87,999,304	$29,779,962	$86,027,088	$486,287,196	$329,492,657	$64,032,052

774,639	538,193	670,294	11,957,163	8,705,679	507,947
183,554	130,551	216,479	1,733,362	1,191,240	—
4,872	1,618	37,875	4,209,353	3,444,370	—
9,428,147	2,578,375	15,869,917	15,308,493	15,491,537	6,116,032

10,391,212	3,248,737	16,794,565	33,208,371	28,832,826	6,623,979

$7.95	$9.09	$4.97	$14.66	$11.43	$9.66

$7.36	$8.63	$4.41	$13.89	$11.39	$—

$7.37	$8.61	$4.38	$13.89	$11.37	$—

$8.53	$9.21	$5.14	$14.92	$11.44	$9.67

5.75%	5.75%	5.75%	5.75%	5.75%	3.00%

$8.44	$9.64	$5.27	$15.55	$12.13	$9.96

BB&T Funds

Statements of Assets and Liabilities

September 30, 2009

	Intermediate U.S. Government Fund	Total Return Bond Fund
Assets:
Investments, at cost*	$191,676,149	$358,935,540
Unrealized appreciation	4,384,388	12,601,095

Investments, at fair value	196,060,537	371,536,635
Cash	—	55,569
Interest and dividends receivable	1,235,565	3,159,144
Receivable for investments sold	—	273,551
Receivable for capital shares issued	268,093	1,479,060
Prepaid and other expenses	4,084	5,722

Total Assets	197,568,279	376,509,681

Liabilities:
Distributions payable	285,955	770,715
Payable for investments purchased	—	13,245,904
Payable for capital shares redeemed	574,504	376,507
Payable for collateral received on loaned securities	2,889,393	—
Payable to securities lending agent	—	596,576
Payable for daily variation margin on futures contracts	—	6,375
Accrued expenses and other payables:
Investment advisory fees	75,326	142,286
Administration fees	15,680	29,633
Compliance service fees	163	322
Distribution (12b-1) fees	5,795	7,953
Other	32,711	82,071

Total Liabilities	3,879,527	15,258,342

Net Assets	$193,688,752	$361,251,339

Net Assets Consist of:

Capital	$200,974,406	$350,047,787
Accumulated undistributed (distributions in excess of) net investment income	1,879,324	864,466
Accumulated realized gains (losses) from investments	(13,549,366)	(2,192,051)
Net unrealized appreciation on investments and futures contracts	4,384,388	12,531,137

Net Assets	$193,688,752	$361,251,339

Net Assets
Class A Shares	$12,865,286	$15,759,633
Class B Shares	3,255,907	5,361,991
Class C Shares	426,084	399,675
Institutional Shares	177,141,475	339,730,040

Total	$193,688,752	$361,251,339

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,218,836	1,462,538
Class B Shares	309,517	497,172
Class C Shares	40,452	37,041
Institutional Shares	16,760,052	31,512,199

Total	18,328,857	33,508,950

Net Asset Value
Class A Shares - redemption price per share	$10.56	$10.78

Class B Shares - offering price per share**	$10.52	$10.78

Class C Shares - offering price per share**	$10.53	$10.79

Institutional Shares	$10.57	$10.78

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$11.20	$11.44

*	The Intermediate U.S. Government Fund includes securities on loan of $2,816,285.
**	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund	North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund	Virginia Intermediate Tax-Free Fund	West Virginia Intermediate Tax-Free Fund

$18,528,565	$27,126,392	$155,590,095	$27,063,058	$84,380,306	$78,598,936
1,094,662	1,585,500	9,042,124	1,396,480	6,527,493	3,791,026

19,623,227	28,711,892	164,632,219	28,459,538	90,907,799	82,389,962
—	—	—	—	—	—
233,663	274,667	2,099,155	327,238	1,065,019	1,228,543
—	—	59,300	—	—	—
5,250	50,602	525,357	—	107,019	9,070
588	1,496	1,595	1,439	2,561	2,263

19,862,728	29,038,657	167,317,626	28,788,215	92,082,398	83,629,838

35,918	43,307	333,546	39,627	185,842	194,464
—	—	6,625,613	63,621	—	257,538
—	1,020	375,507	135,837	4,112	4,000
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

6,439	8,834	56,971	10,142	33,804	30,059
1,636	2,246	12,641	2,267	7,599	6,550
17	21	132	23	81	70
1,393	1,645	5,892	2,272	3,950	3,916
4,484	4,981	28,675	5,632	17,760	15,976

49,887	62,054	7,438,977	259,421	253,148	512,573

$19,812,841	$28,976,603	$159,878,649	$28,528,794	$91,829,250	$83,117,265

$18,635,976	$27,389,700	$149,787,625	$27,154,574	$84,422,865	$79,197,098
1,137	(500)	67,036	1,228	41,395	(41,282)
81,066	1,903	981,864	(23,488)	837,497	170,423
1,094,662	1,585,500	9,042,124	1,396,480	6,527,493	3,791,026

$19,812,841	$28,976,603	$159,878,649	$28,528,794	$91,829,250	$83,117,265

$6,999,085	$8,272,815	$29,765,177	$11,254,502	$20,230,328	$19,518,336
—	—	—	—	—	—
—	—	—	—	—	—
12,813,756	20,703,788	130,113,472	17,274,292	71,598,922	63,598,929

$19,812,841	$28,976,603	$159,878,649	$28,528,794	$91,829,250	$83,117,265

655,382	753,846	2,737,841	1,053,416	1,676,139	1,944,511
—	—	—	—	—	—
—	—	—	—	—	—
1,201,374	1,883,877	11,969,502	1,627,610	5,933,489	6,329,769

1,856,756	2,637,723	14,707,343	2,681,026	7,609,628	8,274,280

$10.68	$10.97	$10.87	$10.68	$12.07	$10.04

$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—

$10.67	$10.99	$10.87	$10.61	$12.07	$10.05

3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

$11.01	$11.31	$11.21	$11.01	$12.44	$10.35

BB&T Funds

Statements of Assets and Liabilities

September 30, 2009

	National Tax-Free Money Market Fund	Prime Money Market Fund
Assets:
Investments:
Investments-unaffiliated, at cost	$260,610,893	$1,051,406,770
Investments-affiliated, at cost	—	—

Total investments, at cost*	260,610,893	1,051,406,770
Unrealized appreciation (depreciation)	—	—

Investments, at value	260,610,893	1,051,406,770
Repurchase agreements, at cost	—	101,821,000
Cash	—	308
Interest and dividends receivable	505,602	767,572
Receivable for investments sold	—	—
Receivable for capital shares issued	—	29,403
Prepaid and other expenses	2,543	15,324

Total Assets	261,119,038	1,154,040,377

Liabilities:
Distributions payable	72,517	6,815
Payable for investments purchased	—	—
Payable for capital shares redeemed	—	982
Payable for collateral received on loaned securities	—	—
Accrued expenses and other payables:
Investment advisory fees	43,212	260,287
Administration fees	21,545	102,819
Audit fees	20,455	132,561
Compliance service fees	233	1,171
Distribution (12b-1) fees	11	—
Transfer agent fees	12,224	72,549
Other	10,071	80,144

Total Liabilities	180,268	657,328

Net Assets	$260,938,770	$1,153,383,049

Net Assets Consist of:

Capital	$260,937,882	$1,153,381,690
Accumulated undistributed (distributions in excess of) net investment income	888	791
Accumulated realized gains (losses) from investments	—	568
Net unrealized appreciation/(depreciation) on investments	—	—

Net Assets	$260,938,770	$1,153,383,049

Net Assets
Class A Shares	$50,208	$270,851,887
Class B Shares	—	1,900,946
Class C Shares	—	892,623
Institutional Shares	260,888,562	879,737,593

Total	$260,938,770	$1,153,383,049

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	50,199	270,850,552
Class B Shares	—	1,901,722
Class C Shares	—	892,620
Institutional Shares	260,890,712	879,752,573

Total	260,940,911	1,153,397,467

Net Asset Value
Class A Shares - redemption price per share	$1.00	$1.00

Class B Shares - offering price per share**	$—	$1.00

Class C Shares - offering price per share**	$—	$1.00

Institutional Shares	$1.00	$1.00

Maximum Sales Charge - Class A Shares	N/A	N/A

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$1.00	$1.00

*	The U.S. Treasury Money Market Fund includes securities on loan of $20,294,172.
**	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

U.S. Treasury Money Market Fund	Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund

$331,077,880	$1,607,673	$9,341,970	$8,618,076	$3,477,729
—	11,548,066	29,871,941	21,883,300	6,913,062

331,077,880	13,155,739	39,213,911	30,501,376	10,390,791
—	1,314,940	(1,810,974)	(2,332,732)	(921,551)

331,077,880	14,470,679	37,402,937	28,168,644	9,469,240
290,852,555	—	—	—	—
—	—	—	—	—
834,269	29,502	39,715	13,609	3
—	209,529	541,266	382,456	270,344
1,426	39,274	7,664	929	2,091
14,131	2,925	3,440	3,430	3,811

622,780,261	14,751,909	37,995,022	28,569,068	9,745,489

3,109	1,106	1,869	261	—
—	163,000	382,000	211,000	15,000
—	48,166	17,135	8,500	—
20,706,000	—	—	—	—
5,192	—	—	—	—

51,087	—	—	—	—
87,922	2,166	3,746	2,762	1,091
565	13	33	24	9
—	3,906	14,673	11,637	4,523
41,828	916	2,098	1,410	428
47,801	1,904	2,805	2,224	1,314

20,943,504	221,177	424,359	237,818	22,365

$601,836,757	$14,530,732	$37,570,663	$28,331,250	$9,723,124

$601,834,705	$23,217,644	$52,841,380	$44,840,539	$21,078,316
2,052	(1,106)	(1,869)	(261)	—
—	(10,000,746)	(13,457,874)	(14,176,296)	(10,433,641)
—	1,314,940	(1,810,974)	(2,332,732)	(921,551)

$601,836,757	$14,530,732	$37,570,663	$28,331,250	$9,723,124

$168,094,105	$5,929,149	$24,425,907	$16,609,202	$4,809,917
935,340	3,184,191	11,733,713	9,972,751	4,214,590
53,833	101,386	88,962	99,322	5,696
432,753,479	5,316,006	1,322,081	1,649,975	692,921

$601,836,757	$14,530,732	$37,570,663	$28,331,250	$9,723,124

168,093,952	697,767	3,136,056	2,336,163	710,577
935,422	374,667	1,538,042	1,434,803	653,310
53,833	11,973	11,588	14,306	881
432,752,810	619,931	168,852	231,726	101,214

601,836,017	1,704,338	4,854,538	4,016,998	1,465,982

$1.00	$8.50	$7.79	$7.11	$6.77

$1.00	$8.50	$7.63	$6.95	$6.45

$1.00	$8.47	$7.68	$6.94	$6.47

$1.00	$8.58	$7.83	$7.12	$6.85

N/A	5.75%	5.75%	5.75%	5.75%

$1.00	$9.02	$8.27	$7.54	$7.18

BB&T Funds

Statements of Operations

For the Year Ended September 30, 2009

	Large Cap Fund	Mid Cap Value Fund

Investment Income:
Interest income	$—	$—
Dividend income	4,772,283	2,100,235
Foreign tax withholding	(8,435)	—
Income from securities lending	5,471	16,369

Total investment income	4,769,319	2,116,604

Expenses:
Investment advisory fees (See Note 4)	1,518,526	1,116,659
Administration fees (See Note 4)	204,257	150,455
Distribution fees - Class A Shares	131,034	21,311
Distribution fees - Class B Shares	49,718	29,548
Distribution fees - Class C Shares	786	1,692
Compliance service fees (See Note 4)	2,036	1,580
Trustee fees	13,744	9,559
Audit fees	4,944	10,635
Custodian fees	11,468	14,607
Fund accounting fees (See Note 4)	20,521	15,090
Legal fees	37,122	83,656
Printing fees	8,994	9,289
State registration fees	29,893	35,007
Transfer agent fees (See Note 4)	87,198	71,054
Other	15,984	14,646

Total expenses excluding excise tax	2,136,225	1,584,788
Excise tax	—	—

Total expenses before waivers	2,136,225	1,584,788
Less expenses waived by the Investment Advisor (See Note 4)	(287,289)	(79,893)
Less expenses waived by the Distributor (See Note 4)	(65,517)	—

Net expenses	1,783,419	1,504,895

Net investment income (loss)	2,985,900	611,709

Realized/Unrealized Gains (Losses) on Investments, Written Options and Foreign Currency Transactions:
Net realized gains (losses) from:
Investments	(46,332,109)	(32,156,836)
Written Options	—	—
Foreign currency transactions	—	—
Change in unrealized appreciation/depreciation on:
Investments	7,658,623	35,343,826
Deferred Tax	—	—
Written Options	—	—
Foreign currency transactions	—	—

Net realized/unrealized gains (losses) on investments, written options and foreign currency transactions	(38,673,486)	3,186,990

Change in net assets from operations	$(35,687,586)	$3,798,699

See accompanying notes to the financial statements.

Mid Cap Growth Fund	Small Cap Fund	International Equity Fund	Special Opportunities Equity Fund	Equity Income Fund	Short U.S. Government Fund

$—	$—	$22,101	$—	$—	$1,554,275
710,831	235,542	2,535,168	4,994,978	11,113,049	6,053
(2,418)	—	(240,586)	(108,503)	(188,634)	—
140,629	39,716	61,242	—	62,164	6,626

849,042	275,258	2,377,925	4,886,475	10,986,579	1,566,954

806,501	291,258	774,882	2,880,855	1,867,606	285,250
108,713	29,013	77,247	360,181	266,427	47,377
13,597	23,233	13,395	619,562	421,418	24,728
12,847	12,114	8,835	206,806	123,809	—
203	111	1,350	430,874	294,993	—
1,145	298	786	3,919	2,956	510
7,767	1,943	5,216	21,575	16,313	2,844
7,677	547	4,063	36,440	33,211	5,862
16,062	7,944	250,783	23,028	22,599	3,247
10,899	2,913	7,749	36,011	26,680	4,754
59,132	21,805	11,492	115,845	92,533	15,686
7,579	1,260	3,406	21,877	17,564	2,256
27,975	28,842	12,099	47,086	53,433	4,731
48,400	13,238	31,249	180,912	119,815	19,209
13,575	6,990	89,812	26,432	24,263	10,870

1,142,072	441,509	1,292,364	5,011,403	3,383,620	427,324
—	—	—	—	—	1,904

1,142,072	441,509	1,292,364	5,011,403	3,383,620	429,228
(49,235)	(68,648)	(116,232)	(52,039)	(59,867)	(71,313)
—	(11,617)	(6,698)	(309,781)	(210,709)	(12,364)

1,092,837	361,244	1,169,434	4,649,583	3,113,044	345,551

(243,795)	(85,986)	1,208,491	236,892	7,873,535	1,221,403

(64,014,199)	(10,142,718)	(47,615,788)	(36,047,205)	(39,386,563)	244,397
—	—	—	6,347,389	1,324,489	—
—	—	1,312,757	—	—	—

31,030,936	1,293,576	36,550,433	59,675,875	21,679,515	846,904
—	—	(7,249)	—	—	—
—	—	—	(2,289,136)	382,625	—
—	—	4,606	—	—	—

(32,983,263)	(8,849,142)	(9,755,241)	27,686,923	(15,999,934)	1,091,301

$(33,227,058)	$(8,935,128)	$(8,546,750)	$27,923,815	$(8,126,399)	$2,312,704

BB&T Funds

Statements of Operations

For the Year Ended September 30, 2009

	Intermediate U.S. Government Fund	Total Return Bond Fund

Investment Income:
Interest income	$6,105,655	$20,218,591
Dividend income	13,959	6,190
Income from securities lending	11,623	13,746

Total investment income	6,131,237	20,238,527

Expenses:
Investment advisory fees (See Note 4)	908,058	2,284,717
Administration fees (See Note 4)	151,379	379,392
Distribution fees - Class A Shares	58,757	52,681
Distribution fees - Class B Shares	34,884	51,619
Distribution fees - Class C Shares	2,788	2,565
Compliance service fees (See Note 4)	1,639	4,107
Trustee fees	9,067	24,505
Audit fees	15,764	42,202
Custodian fees	8,546	19,374
Fund accounting fees (See Note 4)	15,134	38,079
Interest expense	—	—
Legal fees	32,396	106,850
Printing fees	8,360	24,521
Transfer agent fees (See Note 4)	68,772	161,424
Other	23,824	57,817

Total expenses before waivers	1,339,368	3,249,853
Less expenses waived by the Investment Advisor (See Note 4)	(181,611)	(456,943)
Less expenses waived by the Distributor (See Note 4)	(29,379)	(26,341)

Net expenses	1,128,378	2,766,569

Net investment income	5,002,859	17,471,958

Realized/Unrealized Gains (Losses) on Investments and Futures Contracts:
Net realized gains (losses) from:
Investments	1,189,783	5,457,438
Futures contracts	—	(796,780)
Change in unrealized appreciation/depreciation on:
Investments	5,841,592	26,847,224
Futures contracts	—	(69,958)

Net realized/unrealized gains on investments and futures contracts	7,031,375	31,437,924

Change in net assets from operations	$12,034,234	$48,909,882

See accompanying notes to the financial statements.

Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund	North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund	Virginia Intermediate Tax-Free Fund	West Virginia Intermediate Tax-Free Fund

$707,881	$735,116	$5,551,341	$922,152	$3,337,494	$3,222,102
7,861	9,210	26,093	9,822	22,992	17,226
—	—	—	—	—	—

715,742	744,326	5,577,434	931,974	3,360,486	3,239,328

104,684	119,262	818,516	134,188	501,303	332,069
17,427	19,873	136,304	22,337	83,415	73,644
29,089	27,564	117,595	42,675	60,650	41,344
—	—	—	—	—	—
—	—	—	—	—	—
194	226	1,506	248	912	795
1,063	1,158	8,324	1,341	5,150	4,530
1,988	2,428	15,770	2,711	9,526	8,542
973	1,104	6,868	1,221	4,256	3,766
1,745	1,988	13,642	2,236	8,355	7,379
—	—	—	—	14	—
2,569	2,863	20,016	3,262	12,320	10,976
1,089	1,202	8,367	1,377	5,160	4,595
7,355	8,291	57,984	9,419	35,420	31,403
12,409	15,666	29,468	17,741	21,703	24,475

180,585	201,625	1,234,360	238,756	748,184	543,518
(34,895)	(45,382)	(204,629)	(33,547)	(125,326)	—
(14,544)	(13,782)	(58,798)	(21,337)	(30,325)	—

131,146	142,461	970,933	183,872	592,533	543,518

584,596	601,865	4,606,501	748,102	2,767,953	2,695,810

76,541	(2,034)	974,303	(26,687)	844,628	129,036
—	—	—	—	—	—

1,443,910	1,980,869	10,689,480	2,016,126	6,763,743	5,203,311
—	—	—	—	—	—

1,520,451	1,978,835	11,663,783	1,989,439	7,608,371	5,332,347

$2,105,047	$2,580,700	$16,270,284	$2,737,541	$10,376,324	$8,028,157

BB&T Funds

Statements of Operations

For the Year Ended September 30, 2009

	National Tax-Free Money Market Fund	Prime Money Market Fund

Investment Income:
Interest income	$3,071,900	$20,975,803
Dividend income from unaffiliates	13,116	—
Dividend income from affiliates	—	—
Income from securities lending	—	—

Total investment income	3,085,016	20,975,803

Expenses:
Investment advisory fees (See Note 4)	547,914	5,557,012
Administration fees (See Note 4)	219,076	1,384,902
Distribution fees - Class A Shares	249	2,132,608
Distribution fees - Class B Shares	4	21,153
Distribution fees - Class C Shares	4	9,486
Compliance service fees (See Note 4)	2,466	15,051
Trustee fees	13,537	100,021
Audit fees	29,737	151,595
Custodian fees	11,273	67,638
Fund accounting fees (See Note 4)	21,916	138,925
Government insurance fees (See Note 8)	59,107	682,276
Legal fees	31,575	215,975
Printing fees	15,353	103,750
State registration fees	7,933	14,164
Transfer agent fees (See Note 4)	94,458	606,124
Other	19,983	129,007

Total expenses before waivers	1,074,585	11,329,687
Less expenses waived by the Investment Advisor (See Note 4)	(109,583)	(1,694,018)
Less expenses waived by the Administrator (See Note 4)	—	—
Less expenses waived by the Distributor (See Note 4)	(125)	(331,292)

Net expenses	964,877	9,304,377

Net investment income	2,120,139	11,671,426

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from:
Unaffiliated Investment transactions	885	568
Affiliated Investment transactions	—	—
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on:
Investments	—	—

Net realized/unrealized gains (losses) on investments	885	568

Change in net assets from operations	$2,121,024	$11,671,994

See accompanying notes to the financial statements.

U.S. Treasury Money Market Fund	Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund

$3,012,477	$—	$—	$—	$—
—	64,032	162,979	200,292	74,603
—	757,839	971,515	528,636	177,317
61,250	—	—	—	—

3,073,727	821,871	1,134,494	728,928	251,920

3,593,307	55,192	98,345	72,590	28,382
892,356	—	—	—	—
1,265,737	28,081	108,473	71,165	20,285
10,690	31,791	116,221	97,978	39,863
555	879	721	522	16
9,707	220	407	298	112
63,875	1,791	2,760	2,066	885
137,124	1,764	2,776	1,861	445
46,636	1,054	1,906	1,410	546
89,833	2,208	3,934	2,904	1,135
108,229	—	—	—	—
151,016	3,613	5,743	4,192	1,623
65,469	1,422	2,329	1,700	639
11,172	6,668	8,249	8,950	8,205
395,591	9,491	17,558	12,279	4,546
152,149	6,125	6,591	5,973	4,829

6,993,446	150,299	376,013	283,888	111,511
(3,034,708)	(55,192)	(98,345)	(72,590)	(28,382)
(257)	—	—	—	—
(1,227,929)	(14,041)	(54,236)	(35,583)	(10,142)

2,730,552	81,066	223,432	175,715	72,987

343,175	740,805	911,062	553,213	178,933

—	(2,521,249)	(2,341,217)	(2,335,099)	(2,106,974)
—	(6,612,440)	(8,241,003)	(7,496,111)	(6,477,011)
—	133,242	231,936	216,574	133,035

—	6,267,927	6,828,013	5,483,507	4,531,287

—	(2,732,520)	(3,522,271)	(4,131,129)	(3,919,663)

$343,175	$(1,991,715)	$(2,611,209)	$(3,577,916)	$(3,740,730)

BB&T Funds

Statements of Changes in Net Assets

	Large Cap Fund

	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

From Investment Activities:

Operations:
Net investment income (loss)	$2,985,900	$5,872,379
Net realized gains (losses) on investments	(46,332,109)	(108,155,884)
Change in unrealized appreciation/depreciation of investments	7,658,623	(66,659,587)

Change in net assets from operations	(35,687,586)	(168,943,092)

Distributions to Class A Shareholders:
Net investment income	(345,013)	(341,699)
Net realized gains from investment transactions	—	(8,274,317)
Return of capital	—	—
Distributions to Class B Shareholders:
Net investment income	(32,847)	(44,925)
Net realized gains from investment transactions	—	(2,391,787)
Return of capital	—	—
Distributions to Class C Shareholders:
Net investment income	(687)	(897)
Net realized gains from investment transactions	—	(42,713)
Return of capital	—	—
Distributions to Institutional Class Shareholders:
Net investment income	(2,716,522)	(3,849,660)
Net realized gains from investment transactions	—	(83,406,706)
Return of capital	—	—

Change in net assets from shareholder distributions	(3,095,069)	(98,352,704)

Capital Transactions:
Change in net assets from capital transactions	(50,719,431)	(110,500,763)

Change in net assets	(89,502,086)	(377,796,559)
Net Assets:
Beginning of year	301,110,676	678,907,235

End of year	$211,608,590	$301,110,676

Accumulated undistributed (distributions in excess of) net investment income (loss)	$187,541	$296,710

See accompanying notes to the financial statements.

Mid Cap Value Fund		Mid Cap Growth Fund		Small Cap Fund

For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$611,709	$879,150	$(243,795)	$(706,211)	$(85,986)	$(47,088)
(32,156,836)	(16,834,089)	(64,014,199)	5,590,374	(10,142,718)	(9,037,965)
35,343,826	(46,480,519)	31,030,936	(68,942,001)	1,293,576	(3,331,748)

3,798,699	(62,435,458)	(33,227,058)	(64,057,838)	(8,935,128)	(12,416,801)

(23,972)	(54,349)	—	—	—	—
—	(3,751,755)	(255,034)	(831,721)	—	(698,940)
—	—	(38,940)	—	—	—

(2,888)	—	—	—	—	—
—	(562,319)	(70,128)	(199,021)	—	(268,548)
—	—	(10,707)	—	—	—

(258)	—	—	—	—	—
—	(104,132)	(900)	(3,514)	—	(2,260)
—	—	(137)	—	—	—

(500,098)	(574,144)	—	—	—	—
—	(22,736,900)	(5,052,336)	(13,328,532)	—	(6,562,322)
—	—	(771,397)	—	—	—

(527,216)	(27,783,599)	(6,199,579)	(14,362,788)	—	(7,532,070)

15,033,959	19,105,124	(44,860,626)	38,453,893	(3,972,192)	(32,010,799)

18,305,442	(71,113,933)	(84,287,263)	(39,966,733)	(12,907,320)	(51,959,670)

196,371,878	267,485,811	172,286,567	212,253,300	42,687,282	94,646,952

$214,677,320	$196,371,878	$87,999,304	$172,286,567	$29,779,962	$42,687,282

$343,702	$259,209	$16,695	$—	$4,832	$—

BB&T Funds

Statements of Changes in Net Assets, continued

	International Equity Fund

	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

From Investment Activities:
Operations:
Net investment income (loss)	$1,208,491	$2,088,399
Net realized gains (losses) on investments, written options and foreign currency transactions	(46,303,031)	(16,393,048)
Change in unrealized appreciation/depreciation of investments, deferred tax, written options and foreign currency transactions	36,547,790	(36,623,883)

Change in net assets from operations	(8,546,750)	(50,928,532)

Distributions to Class A Shareholders:
Net investment income	(76,648)	(11,955)
Net realized gains from investment transactions	—	(478,211)
Return of capital
Distributions to Class B Shareholders:
Net investment income	(27,852)	(2,081)
Net realized gains from investment transactions	—	(200,385)
Return of capital
Distributions to Class C Shareholders:
Net investment income	(4,032)	(511)
Net realized gains from investment transactions	—	(34,501)
Return of capital
Distributions to Institutional Class Shareholders:
Net investment income	(2,301,592)	(540,819)
Net realized gains from investment transactions	—	(14,487,875)
Return of capital

Change in net assets from shareholder distributions	(2,410,124)	(15,756,338)

Capital Transactions:
Change in net assets from capital transactions	(17,431,292)	9,464,586

Change in net assets	(28,388,166)	(57,220,284)
Net Assets:
Beginning of year	114,415,254	171,635,538

End of year	$86,027,088	$114,415,254

Accumulated undistributed (distributions in excess of) net investment income	$240,868	$(661,873)

See accompanying notes to the financial statements.

Special Opportunities Equity Fund		Equity Income Fund		Short U.S. Government Fund

For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$236,892	$(2,000,807)	$7,873,535	$7,032,540	$1,221,403	$1,619,641
(29,699,816)	15,766,722	(38,062,074)	82,198	244,397	195,216

57,386,739	(67,081,807)	22,062,140	(40,989,664)	846,904	22,467

27,923,815	(53,315,892)	(8,126,399)	(33,874,926)	2,312,704	1,837,324

(40,821)	—	(1,725,326)	(2,376,144)	(159,233)	(162,712)
(4,588,187)	(5,137,250)	(236,183)	(3,896,710)	—	—
(868,873)

(1,008)	—	(155,790)	(254,731)	—	—
(984,305)	(1,275,392)	(35,400)	(594,630)	—	—
(164,603)

(1,761)	—	(402,593)	(510,441)	—	—
(1,915,038)	(2,183,656)	(76,742)	(1,055,156)	—	—
(319,017)

(82,919)	—	(3,286,149)	(2,489,416)	(1,470,163)	(1,678,801)
(6,753,084)	(5,422,617)	(374,003)	(1,897,188)	—	—
(1,312,270)

(17,031,886)	(14,018,915)	(6,292,186)	(13,074,416)	(1,629,396)	(1,841,513)

108,025,531	102,850,291	57,257,803	149,218,678	13,757,171	4,862,017

118,917,460	35,515,484	42,839,218	102,269,336	14,440,479	4,857,828

367,369,736	331,854,252	286,653,439	184,384,103	49,591,573	44,733,745

$486,287,196	$367,369,736	$329,492,657	$286,653,439	$64,032,052	$49,591,573

$7,704	$—	$774,477	$438,623	$(16,176)	$134,181

BB&T Funds

Statements of Changes in Net Assets, continued

	Intermediate U.S. Government Fund

	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

From Investment Activities:
Operations:
Net investment income	$5,002,859	$5,915,268
Net realized gains (losses) on investments and futures contracts	1,189,783	1,437,688
Change in unrealized appreciation/depreciation of investments and futures contracts	5,841,592	222,260

Change in net assets from operations	12,034,234	7,575,216

Distributions to Class A Shareholders:
Net investment income	(392,008)	(392,787)
Net realized gains from investment transactions	—	—
Distributions to Class B Shareholders:
Net investment income	(91,614)	(104,647)
Distributions to Class C Shareholders:
Net investment income	(6,890)	(6,854)
Distributions to Institutional Class Shareholders:
Net investment income	(4,800,213)	(5,528,547)
Net realized gains from investment transactions	—	—

Change in net assets from shareholder distributions	(5,290,725)	(6,032,835)

Capital Transactions:
Change in net assets from capital transactions	63,757,441	(23,014,799)

Change in net assets	70,500,950	(21,472,418)
Net Assets:
Beginning of year	123,187,802	144,660,220

End of year	$193,688,752	$123,187,802

Accumulated undistributed (distributions in excess of) net investment income	$1,879,324	$2,087,951

See accompanying notes to the financial statements.

Total Return Bond Fund		Kentucky Intermediate Tax-Free Fund		Maryland Intermediate Tax-Free Fund

For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$17,471,958	$20,586,282	$584,596	$535,952	$601,865	$435,124
4,660,658	4,893,431	76,541	174,779	(2,034)	258,887
26,777,266	(15,299,384)	1,443,910	(529,441)	1,980,869	(544,735)

48,909,882	10,180,329	2,105,047	181,290	2,580,700	149,276

(463,538)	(388,654)	(183,794)	(163,224)	(155,759)	(107,055)
—	—	(54,264)	—	(35,179)	—

(188,599)	(190,134)	—	—	—	—

(9,298)	(5,112)	—	—	—	—

(16,996,203)	(20,998,569)	(397,069)	(371,553)	(442,167)	(327,380)
—	—	(103,322)	—	(98,119)	—

(17,657,638)	(21,582,469)	(738,449)	(534,777)	(731,224)	(434,435)

(113,914,589)	8,423,092	2,012,242	1,532,728	11,210,947	5,398,133

(82,662,345)	(2,979,048)	3,378,840	1,179,241	13,060,423	5,112,974

443,913,684	446,892,732	16,434,001	15,254,760	15,916,180	10,803,206

$361,251,339	$443,913,684	$19,812,841	$16,434,001	$28,976,603	$15,916,180

$864,466	$615,479	$1,137	$1,081	$(500)	$(481)

BB&T Funds

Statements of Changes in Net Assets, continued

	North Carolina Intermediate Tax-Free Fund

	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

From Investment Activities:
Operations:
Net investment income	$4,606,501	$4,290,208
Net realized gains (losses) on investments	974,303	1,286,524
Change in unrealized appreciation/depreciation of investments	10,689,480	(3,853,560)

Change in net assets from operations	16,270,284	1,723,172

Distributions to Class A Shareholders:
Net investment income	(743,381)	(688,755)
Net realized gains from investment transactions	(211,075)	(80,446)
Distributions to Institutional Class Shareholders:
Net investment income	(3,856,177)	(3,598,766)
Net realized gains from investment transactions	(1,036,786)	(392,937)

Change in net assets from shareholder distributions	(5,847,419)	(4,760,904)

Capital Transactions:
Change in net assets from capital transactions	24,925,395	11,618,301

Change in net assets	35,348,260	8,580,569
Net Assets:
Beginning of year	124,530,389	115,949,820

End of year	$159,878,649	$124,530,389

Accumulated undistributed (distributions in excess of) net investment income	$67,036	$63,879

See accompanying notes to the financial statements.

South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund		West Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$748,102	$637,506	$2,767,953	$2,799,936	$2,695,810	$2,574,060
(26,687)	367,435	844,628	674,431	129,036	80,243
2,016,126	(881,072)	6,763,743	(1,917,570)	5,203,311	(2,627,985)

2,737,541	123,869	10,376,324	1,556,797	8,028,157	26,318

(269,642)	(173,638)	(369,951)	(301,636)	(566,422)	(545,928)
(118,467)	(38,461)	(78,927)	(41,927)	(19,073)	(26,658)

(473,675)	(462,900)	(2,394,907)	(2,493,904)	(2,110,420)	(2,023,069)
(235,059)	(118,799)	(585,966)	(331,095)	(69,580)	(94,238)

(1,096,843)	(793,798)	(3,429,751)	(3,168,562)	(2,765,495)	(2,689,893)

6,108,311	4,891,270	3,568,450	5,212,442	4,887,895	6,215,443

7,749,009	4,221,341	10,515,023	3,600,677	10,150,557	3,551,868

20,779,785	16,558,444	81,314,227	77,713,550	72,966,708	69,414,840

$28,528,794	$20,779,785	$91,829,250	$81,314,227	$83,117,265	$72,966,708

$1,228	$1,168	$41,395	$41,165	$(41,282)	$(41,328)

BB&T Funds

Statements of Changes in Net Assets, continued

	National Tax-Free Money Market Fund

	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

From Investment Activities:
Operations:
Net investment income	$2,120,139	$2,737,858
Net realized gains (losses) from investments and distributions from underlying funds	885	14,077
Change in unrealized appreciation/depreciation of investments	—	—

Change in net assets from operations	2,121,024	2,751,935

Distributions to Class A Shareholders:
Net investment income	(325)	(10,692)
Net realized gains from investment transactions	—	—
Distributions to Class B Shareholders:
Net investment income	(4)	(18)
Net realized gains from investment transactions	—	—
Distributions to Class C Shareholders:
Net investment income	(3)	(14)
Net realized gains from investment transactions	—	—
Distributions to Institutional Class Shareholders:
Net investment income	(2,131,947)	(2,727,134)
Net realized gains from investment transactions	—	—

Change in net assets from shareholder distributions	(2,132,279)	(2,737,858)

Capital Transactions:
Change in net assets from capital transactions	109,505,842	41,316,045

Change in net assets	109,494,587	41,330,122
Net Assets:
Beginning of year	151,444,183	110,114,061

End of year	$260,938,770	$151,444,183

Accumulated undistributed (distributions in excess of) net investment income	$888	$—

See accompanying notes to the financial statements.

Prime Money Market Fund		U.S. Treasury Money Market Fund		Capital Manager Conservative Growth Fund

For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$11,671,426	$54,480,283	$343,175	$18,748,322	$740,805	$1,661,202
568	11,598	—	—	(9,000,447)	669,531
—	—	—	—	6,267,927	(8,423,419)

11,671,994	54,491,881	343,175	18,748,322	(1,991,715)	(6,092,686)

(3,328,886)	(23,091,397)	(86,171)	(5,415,625)	(167,125)	(379,799)
—	—	—	—	(111,915)	(675,434)

(7,014)	(38,723)	(223)	(4,407)	(71,271)	(154,488)
—	—	—	—	(62,677)	(328,822)

(2,335)	(9,286)	(18)	(536)	(2,064)	(2,782)
—	—	—	—	(1,617)	(5,338)

(8,344,788)	(31,345,034)	(256,763)	(13,327,754)	(514,802)	(1,911,902)
—	—	—	—	(663,941)	(3,205,241)

(11,683,023)	(54,484,440)	(343,175)	(18,748,322)	(1,595,412)	(6,663,806)

(586,801,661)	204,571,687	(596,524,912)	330,323,479	(33,566,315)	2,284,184

(586,812,690)	204,579,128	(596,524,912)	330,323,479	(37,153,442)	(10,472,308)

1,740,195,739	1,535,616,611	1,198,361,669	868,038,190	51,684,174	62,156,482

$1,153,383,049	$1,740,195,739	$601,836,757	$1,198,361,669	$14,530,732	$51,684,174

$791	$790	$2,052	$246	$(1,106)	$(21)

BB&T Funds

Statements of Changes in Net Assets, continued

	Capital Manager Moderate Growth Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
From Investment Activities:
Operations:
Net investment income	$911,062	$1,347,806
Net realized losses from investments and distributions from underlying funds	(10,350,284)	(1,416,539)
Change in unrealized appreciation/depreciation of investments	6,828,013	(14,611,902)

Change in net assets from operations	(2,611,209)	(14,680,635)

Distributions to Class A Shareholders:
Net investment income	(518,431)	(1,338,507)
Net realized gains from investment transactions	—	(3,913,868)
Distributions to Class B Shareholders:
Net investment income	(195,965)	(637,141)
Net realized gains from investment transactions	—	(2,268,968)
Distributions to Class C Shareholders:
Net investment income	(1,228)	(3,995)
Net realized gains from investment transactions	—	(15,622)
Distributions to Institutional Class Shareholders:
Net investment income	(216,943)	(1,086,147)
Net realized gains from investment transactions	—	(2,971,557)

Change in net assets from shareholder distributions	(932,567)	(12,235,805)

Capital Transactions:
Change in net assets from capital transactions	(23,343,292)	2,384,796

Change in net assets	(26,887,068)	(24,531,644)
Net Assets:
Beginning of year	64,457,731	88,989,375

End of year	$37,570,663	$64,457,731

Accumulated undistributed (distributions in excess of) net investment income	$(1,869)	$(3,744)

See accompanying notes to the financial statements.

Capital Manager Growth Fund		Capital Manager Equity Fund
For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$553,213	$673,888	$178,933	$132,063
(9,614,636)	(2,615,566)	(8,450,950)	(1,094,252)
5,483,507	(12,665,160)	4,531,287	(8,434,889)

(3,577,916)	(14,606,838)	(3,740,730)	(9,397,078)

(275,030)	(886,881)	(40,297)	(271,820)
—	(3,182,428)	—	(1,301,734)

(121,905)	(560,278)	(35,300)	(228,300)
—	(2,484,154)	—	(1,263,915)

(695)	(2,442)	(5)	(31)
—	(10,693)	—	(175)

(181,769)	(878,236)	(113,522)	(663,376)
—	(2,958,707)	—	(2,967,902)

(579,399)	(10,963,819)	(189,124)	(6,697,253)

(17,029,420)	4,277,204	(11,434,883)	2,429,937

(21,186,735)	(21,293,453)	(15,364,737)	(13,664,394)

49,517,985	70,811,438	25,087,861	38,752,255

$28,331,250	$49,517,985	$9,723,124	$25,087,861

$(261)	$2,649	$—	$(1,432)

BB&T Funds

Statements of Changes in Net Assets, continued

	Large Cap Fund

	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,983,302	$4,094,192
Distributions reinvested	339,192	8,375,699
Value of shares redeemed	(4,782,648)	(9,975,098)

Change in net assets from Class A Share transactions	(2,460,154)	2,494,793
Class B Shares:
Proceeds from shares issued	204,563	528,077
Distributions reinvested	32,712	2,406,467
Value of shares redeemed	(2,386,581)	(5,900,383)

Change in net assets from Class B Share transactions	(2,149,306)	(2,965,839)
Class C Shares:
Proceeds from shares issued	45,286	176,781
Distributions reinvested	651	42,073
Value of shares redeemed	(82,461)	(192,818)

Change in net assets from Class C Share transactions	(36,524)	26,036
Institutional Shares:
Proceeds from shares issued	19,666,433	54,150,546
Distributions reinvested	2,293,574	62,183,344
Value of shares redeemed	(68,033,454)	(226,393,904)

Change in net assets from Institutional Share transactions	(46,073,447)	(110,060,014)

Change in net assets from capital transactions	$(50,719,431)	$(110,505,024)

Share Transactions:
Class A Shares:
Issued	227,591	292,219
Reinvested	39,583	566,965
Redeemed	(549,666)	(741,687)

Change in Class A Shares	(282,492)	117,497
Class B Shares:
Issued	24,291	38,287
Reinvested	3,930	164,797
Redeemed	(281,391)	(436,535)

Change in Class B Shares	(253,170)	(233,451)
Class C Shares:
Issued	5,147	12,588
Reinvested	78	2,890
Redeemed	(8,687)	(15,247)

Change in Class C Shares	(3,462)	231
Institutional Shares:
Issued	2,272,328	3,815,821
Reinvested	265,040	4,188,597
Redeemed	(7,603,398)	(16,751,134)

Change in Institutional Shares	(5,066,030)	(8,746,716)

Change in Shares	(5,605,154)	(8,862,439)

See accompanying notes to the financial statements.

Mid Cap Value Fund		Mid Cap Growth Fund		Small Cap Fund

For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$1,513,470	$31,373,575	$506,657	$1,505,577	$496,886	$908,488
23,737	3,778,444	293,130	822,666	—	680,951
(18,697,334)	(10,645,106)	(1,087,029)	(1,891,497)	(1,026,248)	(1,458,959)

(17,160,127)	24,506,913	(287,242)	436,746	(529,362)	130,480

193,887	306,602	81,030	619,001	88,516	132,492
2,885	560,831	74,999	183,244	—	266,745
(793,203)	(945,376)	(414,479)	(365,179)	(468,822)	(1,052,630)

(596,431)	(77,943)	(258,450)	437,066	(380,306)	(653,393)

13,579	42,358	33,464	46,372	9,001	5,985
125	93,402	1,037	3,521	—	2,269
(120,248)	(606,537)	(21,513)	(48,413)	(5,236)	(14,770)

(106,544)	(470,777)	12,988	1,480	3,765	(6,516)

84,559,427	49,877,344	29,052,759	74,297,015	8,459,184	14,297,058
378,820	17,813,502	2,992,277	6,724,412	—	2,929,232
(52,041,186)	(72,545,320)	(76,372,958)	(43,442,826)	(11,525,473)	(48,707,178)

32,897,061	(4,854,474)	(44,327,922)	37,578,601	(3,066,289)	(31,480,888)

$15,033,959	$19,103,719	$(44,860,626)	$38,453,893	$(3,972,192)	$(32,010,317)

169,260	2,150,405	73,755	111,756	62,024	72,286
2,909	299,224	46,455	56,619	—	52,992
(1,854,915)	(901,246)	(160,187)	(147,297)	(124,379)	(117,039)

(1,682,746)	1,548,383	(39,977)	21,078	(62,355)	8,239

25,735	26,405	13,076	50,128	11,572	10,847
367	45,707	12,755	13,385	—	21,564
(100,401)	(84,136)	(67,193)	(30,403)	(61,568)	(87,051)

(74,299)	(12,024)	(41,362)	33,110	(49,996)	(54,640)

1,655	3,800	4,857	3,617	1,150	503
15	7,618	176	257	—	184
(16,984)	(56,499)	(3,176)	(4,134)	(683)	(1,314)

(15,314)	(45,081)	1,857	(260)	467	(627)

9,161,697	4,073,328	3,999,163	5,424,728	1,033,718	1,121,583
46,311	1,403,044	441,990	434,674	—	226,021
(6,271,824)	(6,195,958)	(10,298,457)	(3,144,521)	(1,411,466)	(3,872,224)

2,936,184	(719,586)	(5,857,304)	2,714,881	(377,748)	(2,524,620)

1,163,825	771,692	(5,936,786)	2,768,809	(489,632)	(2,571,648)

BB&T Funds

Statements of Changes in Net Assets, continued

	International Equity Fund

	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$611,996	$1,710,821
Distributions reinvested	73,346	477,321
Value of shares redeemed	(619,562)	(1,749,026)

Change in net assets from Class A Share transactions	65,780	439,116
Class B Shares:
Proceeds from shares issued	117,435	496,814
Distributions reinvested	27,848	197,185
Value of shares redeemed	(322,513)	(635,380)

Change in net assets from Class B Share transactions	(177,230)	58,619
Class C Shares:
Proceeds from shares issued	6,213	405,510
Distributions reinvested	3,934	34,368
Value of shares redeemed	(2,823)	(346,251)

Change in net assets from Class C Share transactions	7,324	93,627
Institutional Shares:
Proceeds from shares issued	18,592,178	40,508,166
Distributions reinvested	1,355,129	12,174,623
Value of shares redeemed	(37,274,473)	(43,809,359)

Change in net assets from Institutional Share transactions	(17,327,166)	8,873,430

Change in net assets from capital transactions	$(17,431,292)	$9,464,792

Share Transactions:
Class A Shares:
Issued	138,546	229,099
Reinvested	17,422	60,390
Redeemed	(149,273)	(244,295)

Change in Class A Shares	6,695	45,194
Class B Shares:
Issued	30,688	75,714
Reinvested	7,426	27,694
Redeemed	(91,372)	(100,597)

Change in Class B Shares	(53,258)	2,811
Class C Shares:
Issued	1,326	57,268
Reinvested	1,055	4,857
Redeemed	(868)	(57,747)

Change in Class C Shares	1,513	4,378
Institutional Shares:
Issued	4,282,213	5,457,885
Reinvested	311,524	1,494,589
Redeemed	(8,714,073)	(5,955,355)

Change in Institutional Shares	(4,120,336)	997,119

Change in Shares	(4,165,386)	1,049,502

See accompanying notes to the financial statements.

Special Opportunities Equity Fund		Equity Income Fund		Short U.S. Government Fund

For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$71,191,936	$40,856,686	$30,607,899	$34,710,707	$1,494,189	$1,048,526
5,215,999	5,048,436	1,743,806	5,628,335	149,156	150,983
(29,786,631)	(23,153,482)	(24,727,229)	(19,460,110)	(1,476,030)	(496,939)

46,621,304	22,751,640	7,624,476	20,878,932	167,315	702,570

2,146,745	4,512,724	2,091,712	4,803,961	—	—
1,122,418	1,230,275	184,877	821,322	—	—
(4,131,438)	(3,949,418)	(2,738,223)	(2,168,984)	—	—

(862,275)	1,793,581	(461,634)	3,456,299	—	—

16,178,384	13,757,104	14,110,019	13,710,537	—	—
2,167,962	2,118,775	435,434	1,473,697	—	—
(8,736,669)	(6,354,178)	(6,328,259)	(2,618,231)	—	—

9,609,677	9,521,701	8,217,194	12,566,003	—	—

106,067,836	97,927,526	81,509,154	121,610,130	62,733,868	16,917,479
5,139,975	2,934,080	2,352,452	3,172,202	450,895	771,045
(58,550,986)	(32,078,237)	(41,983,839)	(12,464,888)	(49,594,907)	(13,529,077)

52,656,825	68,783,369	41,877,767	112,317,444	13,589,856	4,159,447

$108,025,531	$102,850,291	$57,257,803	$149,218,678	$13,757,171	$4,862,017

5,868,766	2,323,415	3,015,882	2,521,954	154,765	108,963
490,046	283,620	169,595	405,008	15,462	15,762
(2,437,192)	(1,357,676)	(2,462,292)	(1,430,735)	(153,057)	(51,766)

3,921,620	1,249,359	723,185	1,496,227	17,170	72,959

192,268	267,355	215,807	348,224	—	—
111,063	71,904	18,056	58,978	—	—
(368,389)	(238,226)	(275,597)	(161,268)	—	—

(65,058)	101,033	(41,734)	245,934	—	—

1,352,888	814,720	1,380,189	1,001,325	—	—
214,531	123,760	42,286	106,251	—	—
(783,829)	(379,374)	(631,797)	(192,606)	—	—

783,590	559,106	790,678	914,970	—	—

8,619,828	5,554,590	8,044,137	8,974,014	6,496,098	1,760,740
474,889	162,733	228,246	232,928	46,794	80,416
(4,537,247)	(1,838,175)	(4,117,926)	(929,332)	(5,133,031)	(1,411,966)

4,557,470	3,879,148	4,154,457	8,277,610	1,409,861	429,190

9,197,622	5,788,646	5,626,586	10,934,741	1,427,031	502,149

BB&T Funds

Statements of Changes in Net Assets, continued

	Intermediate U.S. Government Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$5,507,545	$4,151,603
Distributions reinvested	356,399	353,870
Value of shares redeemed	(3,198,228)	(3,966,599)

Change in net assets from Class A Share transactions	2,665,716	538,874
Class B Shares:
Proceeds from shares issued	770,323	385,327
Distributions reinvested	86,626	97,910
Value of shares redeemed	(837,317)	(451,241)

Change in net assets from Class B Share transactions	19,632	31,996
Class C Shares:
Proceeds from shares issued	354,900	36,955
Distributions reinvested	4,738	5,172
Value of shares redeemed	(118,825)	(69,095)

Change in net assets from Class C Share transactions	240,813	(26,968)
Institutional Shares:
Proceeds from shares issued	122,254,012	22,634,205
Distributions reinvested	1,957,937	2,070,689
Value of shares redeemed	(63,380,669)	(48,264,831)

Change in net assets from Institutional Share transactions	60,831,280	(23,559,937)

Change in net assets from capital transactions	$63,757,441	$(23,016,035)

Share Transactions:
Class A Shares:
Issued	530,446	409,227
Reinvested	34,310	34,970
Redeemed	(308,512)	(392,944)

Change in Class A Shares	256,244	51,253
Class B Shares:
Issued	74,821	38,259
Reinvested	8,377	9,709
Redeemed	(80,647)	(44,813)

Change in Class B Shares	2,551	3,155
Class C Shares:
Issued	33,865	3,621
Reinvested	457	512
Redeemed	(11,434)	(6,910)

Change in Class C Shares	22,888	(2,777)
Institutional Shares:
Issued	11,698,649	2,222,644
Reinvested	188,282	204,335
Redeemed	(6,102,237)	(4,767,302)

Change in Institutional Shares	5,784,694	(2,340,323)

Change in Shares	6,066,377	(2,288,692)

See accompanying notes to the financial statements.

Total Return Bond Fund		Kentucky Intermediate Tax-Free Fund		Maryland Intermediate Tax-Free Fund
For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$9,088,236	$4,023,188	$1,307,631	$1,625,822	$3,911,381	$2,480,710
438,479	361,811	188,172	145,862	139,925	77,643
(3,473,367)	(3,860,681)	(477,223)	(767,557)	(680,310)	(511,076)

6,053,348	524,318	1,018,580	1,004,127	3,370,996	2,047,277

1,403,822	1,208,252	—	—	—	—
175,040	172,345	—	—	—	—
(1,628,138)	(1,297,198)	—	—	—	—

(49,276)	83,399	—	—	—	—

188,344	71,982	—	—	—	—
8,524	5,545	—	—	—	—
(7,826)	(4,672)	—	—	—	—

189,042	72,855	—	—	—	—

94,275,883	129,656,163	4,166,460	4,491,038	9,576,183	5,307,244
5,788,138	5,905,278	22	510	34,871	502
(220,171,724)	(127,818,921)	(3,172,820)	(3,962,947)	(1,771,103)	(1,956,890)

(120,107,703)	7,742,520	993,662	528,601	7,839,951	3,350,856

$(113,914,589)	$8,423,092	$2,012,242	$1,532,728	$11,210,947	$5,398,133

880,753	391,613	127,302	158,556	367,703	240,284
42,944	35,338	18,641	14,398	13,488	7,564
(341,607)	(376,613)	(48,014)	(75,594)	(64,532)	(49,995)

582,090	50,338	97,929	97,360	316,659	197,853

139,668	117,924	—	—	—	—
17,205	16,814	—	—	—	—
(160,292)	(126,837)	—	—	—	—

(3,419)	7,901	—	—	—	—

18,404	7,112	—	—	—	—
832	541	—	—	—	—
(781)	(456)	—	—	—	—

18,455	7,197	—	—	—	—

9,274,960	12,641,438	404,656	440,545	903,818	512,268
569,241	576,342	2	50	3,330	48
(21,833,628)	(12,502,515)	(309,841)	(391,077)	(169,663)	(189,664)

(11,989,427)	715,265	94,817	49,518	737,485	322,652

(11,392,301)	780,701	192,746	146,878	1,054,144	520,505

BB&T Funds

Statements of Changes in Net Assets, continued

	North Carolina Intermediate Tax-Free Fund

	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$8,512,398	$2,944,205
Distributions reinvested	700,409	568,199
Value of shares redeemed	(2,239,327)	(1,700,381)

Change in net assets from Class A Share transactions	6,973,480	1,812,023
Institutional Shares:
Proceeds from shares issued	53,325,044	31,782,264
Distributions reinvested	86,026	77,486
Value of shares redeemed	(35,459,155)	(22,053,472)

Change in net assets from Institutional Share transactions	17,951,915	9,806,278

Change in net assets from capital transactions	$24,925,395	$11,618,301

Share Transactions:
Class A Shares:
Issued	808,322	283,508
Reinvested	67,986	54,918
Redeemed	(216,514)	(163,614)

Change in Class A Shares	659,794	174,812
Institutional Shares:
Issued	5,114,666	3,060,340
Reinvested	8,269	7,487
Redeemed	(3,416,981)	(2,122,943)

Change in Institutional Shares	1,705,954	944,884

Change in Shares	2,365,748	1,119,696

See accompanying notes to the financial statements.

South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund		West Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$4,351,829	$3,981,152	$10,846,093	$2,172,054	$3,638,868	$3,207,979
363,052	198,480	313,225	238,707	369,696	382,916
(1,566,583)	(211,899)	(1,688,822)	(1,338,143)	(1,807,775)	(3,748,942)

3,148,298	3,967,733	9,470,496	1,072,618	2,200,789	(158,047)

6,388,083	5,213,821	13,709,083	15,679,123	17,512,513	16,692,942
51,922	4,568	22,190	59,853	53,700	37,186
(3,479,992)	(4,294,852)	(19,633,319)	(11,599,152)	(14,879,107)	(10,356,638)

2,960,013	923,537	(5,902,046)	4,139,824	2,687,106	6,373,490

$6,108,311	$4,891,270	$3,568,450	$5,212,442	$4,887,895	$6,215,443

422,507	386,187	924,445	190,550	374,355	331,224
36,060	19,397	27,104	21,015	38,419	39,668
(156,703)	(20,650)	(147,293)	(117,539)	(191,986)	(386,959)

301,864	384,934	804,256	94,026	220,788	(16,067)

622,738	511,702	1,172,262	1,373,960	1,802,282	1,725,229
5,167	449	1,933	5,271	5,594	3,860
(344,978)	(419,497)	(1,691,879)	(1,018,856)	(1,541,826)	(1,067,146)

282,927	92,654	(517,684)	360,375	266,050	661,943

584,791	477,588	286,572	454,401	486,838	645,876

BB&T Funds

Statements of Changes in Net Assets, continued

	National Tax-Free Money Market Fund

	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$77,000	$647,092
Distributions reinvested	322	10,685
Value of shares redeemed	(31,187)	(1,180,165)

Change in net assets from Class A Share transactions	46,135	(522,388)
Class B Shares:
Proceeds from shares issued	—	50
Distributions reinvested	—	17
Value of shares redeemed	(1,097)*	(122)

Change in net assets from Class B Share transactions	(1,097)	(55)
Class C Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	14
Value of shares redeemed	(1,040)*	—

Change in net assets from Class C Share transactions	(1,040)	14
Institutional Shares:
Proceeds from shares issued	344,322,885	271,228,429
Distributions reinvested	10,075	24
Value of shares redeemed	(234,871,116)	(229,389,979)

Change in net assets from Institutional Share transactions	109,461,844	41,838,474

Change in net assets from capital transactions	$109,505,842	$41,316,045

Share Transactions:
Class A Shares:
Issued	77,000	647,092
Reinvested	322	10,685
Redeemed	(31,187)	(1,180,081)

Change in Class A Shares	46,135	(522,304)
Class B Shares:
Issued	—	50
Reinvested	—	17
Redeemed	(1,097)*	(122)

Change in Class B Shares	(1,097)	(55)
Class C Shares:
Issued	—	—
Reinvested	—	14
Redeemed	(1,040)*	—

Change in Class C Shares	(1,040)	14
Institutional Shares:
Issued	344,322,885	271,228,345
Reinvested	10,075	24
Redeemed	(234,871,115)	(229,389,979)

Change in Institutional Shares	109,461,845	41,838,390

Change in Shares	109,505,843	41,316,045

*	The Class B Shares and Class C Shares liquidated on 1/29/09.

See accompanying notes to the financial statements.

Prime Money Market Fund		U.S. Treasury Money Market Fund		Capital Manager Conservative Growth Fund

For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$187,765,892	$883,890,942	$141,940,413	$491,757,763	$1,103,857	$1,694,450
3,326,989	23,082,837	86,122	5,415,250	273,616	1,010,158
(683,388,858)	(889,204,868)	(458,963,771)	(322,554,015)	(2,868,514)	(2,902,409)

(492,295,977)	17,768,911	(316,937,236)	174,618,998	(1,491,041)	(197,801)

1,578,997	1,405,424	1,394,849	734,529	431,215	853,169
6,554	35,735	209	4,078	132,124	469,631
(1,451,437)	(1,302,998)	(1,056,675)	(442,830)	(1,387,571)	(1,018,074)

134,114	138,161	338,383	295,777	(824,232)	304,726

1,558,892	591,737	35,571	—	2,541	38,452
2,013	6,991	17	536	3,680	8,067
(912,463)	(814,854)	(18,848)	(5,700)	(30)	(10,295)

648,442	(216,126)	16,740	(5,164)	6,191	36,224

1,886,208,967	2,154,640,348	1,110,279,019	1,477,466,490	1,383,961	4,321,850
1,006,032	3,002,828	64,060	3,812,095	1,172,690	5,099,022
(1,982,503,239)	(1,970,762,435)	(1,390,285,878)	(1,325,864,717)	(33,813,884)	(7,279,837)

(95,288,240)	186,880,741	(279,942,799)	155,413,868	(31,257,233)	2,141,035

$(586,801,661)	$204,571,687	$(596,524,912)	$330,323,479	$(33,566,315)	$2,284,184

187,765,892	883,891,108	141,940,413	491,757,438	145,115	179,927
3,326,989	23,082,837	86,123	5,415,250	36,062	105,410
(683,388,858)	(889,204,868)	(458,963,771)	(322,554,015)	(381,702)	(315,524)

(492,295,977)	17,769,077	(316,937,235)	174,618,673	(200,525)	(30,187)

1,578,997	1,405,455	1,394,849	734,529	59,003	90,995
6,554	35,704	208	4,078	17,490	48,874
(1,451,437)	(1,302,998)	(1,056,675)	(442,830)	(185,810)	(109,494)

134,114	138,161	338,382	295,777	(109,317)	30,375

1,558,892	591,737	35,571	—	330	4,134
2,013	6,991	17	535	488	845
(912,463)	(814,855)	(18,848)	(5,700)	(4)	(1,117)

648,442	(216,127)	16,740	(5,165)	814	3,862

1,886,208,967	2,154,640,182	1,110,279,019	1,477,465,931	180,694	460,888
1,006,032	3,002,828	64,060	3,812,095	154,895	528,361
(1,982,503,239)	(1,970,762,435)	(1,390,285,878)	(1,325,864,717)	(4,411,452)	(768,685)

(95,288,240)	186,880,575	(279,942,799)	155,413,309	(4,075,863)	220,564

(586,801,661)	204,571,686	(596,524,912)	330,322,594	(4,384,891)	224,614

BB&T Funds

Statements of Changes in Net Assets, continued

	Capital Manager Moderate Growth Fund

	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,971,395	$4,054,599
Distributions reinvested	511,761	5,146,292
Value of shares redeemed	(6,232,223)	(7,984,960)

Change in net assets from Class A Share transactions	(2,749,067)	1,215,931
Class B Shares:
Proceeds from shares issued	407,315	1,455,799
Distributions reinvested	194,626	2,882,142
Value of shares redeemed	(3,675,777)	(4,267,809)

Change in net assets from Class B Share transactions	(3,073,836)	70,132
Class C Shares:
Proceeds from shares issued	7,452	13,771
Distributions reinvested	1,228	19,617
Value of shares redeemed	(90)	(68,497)

Change in net assets from Class C Share transactions	8,590	(35,109)
Institutional Shares:
Proceeds from shares issued	723,777	4,551,083
Distributions reinvested	214,818	4,023,713
Value of shares redeemed	(18,467,574)	(7,440,954)

Change in net assets from Institutional Share transactions	(17,528,979)	1,133,842

Change in net assets from capital transactions	$(23,343,292)	$2,384,796

Share Transactions:
Class A Shares:
Issued	433,920	445,339
Reinvested	74,892	544,253
Redeemed	(946,756)	(895,379)

Change in Class A Shares	(437,944)	94,213
Class B Shares:
Issued	63,505	158,755
Reinvested	29,309	309,633
Redeemed	(564,356)	(485,694)

Change in Class B Shares	(471,542)	(17,306)
Class C Shares:
Issued	1,061	1,510
Reinvested	183	2,091
Redeemed	(13)	(7,716)

Change in Class C Shares	1,231	(4,115)
Institutional Shares:
Issued	109,413	497,015
Reinvested	31,749	424,216
Redeemed	(2,699,565)	(829,826)

Change in Institutional Shares	(2,558,403)	91,405

Change in Shares	(3,466,658)	164,197

See accompanying notes to the financial statements.

Capital Manager Growth Fund		Capital Manager Equity Fund

For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008

$1,738,721	$2,941,986	$506,015	$704,541
273,487	4,057,489	38,360	1,550,704
(2,943,160)	(5,400,646)	(885,055)	(2,186,528)

(930,952)	1,598,829	(340,680)	68,717

318,527	927,328	179,777	491,242
120,376	3,024,893	35,220	1,489,187
(2,947,687)	(3,701,869)	(830,315)	(1,499,992)

(2,508,784)	250,352	(615,318)	480,437

43,206	11,140	4,494	—
695	13,134	5	206
(60)	(15,905)	—	—

43,841	8,369	4,499	206

1,193,730	5,209,046	1,069,147	3,663,772
181,769	3,836,943	109,897	3,545,554
(15,009,024)	(6,626,335)	(11,662,428)	(5,328,749)

(13,633,525)	2,419,654	(10,483,384)	1,880,577

$(17,029,420)	$4,277,204	$(11,434,883)	$2,429,937

282,599	323,287	89,077	77,290
44,689	434,854	6,718	156,652
(489,607)	(613,123)	(152,292)	(232,401)

(162,319)	145,018	(56,497)	1,541

54,973	107,676	35,154	53,972
20,331	329,834	6,439	156,128
(496,028)	(439,284)	(150,409)	(167,455)

(420,724)	(1,774)	(108,816)	42,645

6,560	1,118	762	—
115	1,432	1	22
(10)	(2,018)	—	—

6,665	532	763	22

200,066	591,710	185,987	404,707
29,851	411,309	19,046	355,533
(2,427,109)	(751,404)	(1,976,166)	(574,198)

(2,197,192)	251,615	(1,771,133)	186,042

(2,773,570)	395,391	(1,935,683)	230,250

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Large Cap Fund
Year Ended September 30, 2009	$11.31	0.11(a)	(1.22)	(1.11)	(0.12)	—	—	(0.12)
Year Ended September 30, 2008	$19.13	0.15(a)	(5.14)	(4.99)	(0.10)	(2.73)	—	(2.83)
Year Ended September 30, 2007	$20.33	0.24(a)	2.14	2.38	(0.23)	(3.35)	—	(3.58)
Year Ended September 30, 2006	$19.47	0.30(a)	2.30	2.60	(0.30)	(1.44)	—	(1.74)
Year Ended September 30, 2005	$17.26	0.28	2.22	2.50	(0.29)	—	—	(0.29)
Mid Cap Value Fund
Year Ended September 30, 2009	$10.50	0.02(a)	0.31	0.33	(0.02)	—	—	(0.02)
Year Ended September 30, 2008	$14.93	0.02(a)	(3.07)	(3.05)	(0.02)	(1.36)	—	(1.38)
Year Ended September 30, 2007	$13.49	0.04(a)	2.13	2.17	(0.04)	(0.69)	—	(0.73)
Year Ended September 30, 2006	$13.35	0.03(a)	1.60	1.63	(0.04)	(1.45)	—	(1.49)
Year Ended September 30, 2005	$15.40	0.13(a)	3.04	3.17	(0.13)	(5.09)	—	(5.22)
Mid Cap Growth Fund
Year Ended September 30, 2009	$ 9.93	(0.03)(a)	(1.57)	(1.60)	—	(0.33)	(0.05)	(0.38)
Year Ended September 30, 2008	$14.84	(0.08)(a)	(3.80)	(3.88)	—	(1.03)	—	(1.03)
Year Ended September 30, 2007	$12.45	(0.06)(a)	4.11	4.05	(0.01)	(1.65)	—	(1.66)
Year Ended September 30, 2006	$13.90	(0.01)(a)	—(b)	(0.01)	(0.02)	(1.42)	—	(1.44)
Year Ended September 30, 2005	$10.95	(0.09)(a)	3.18	3.09	—	(0.14)	—	(0.14)
Small Cap Fund
Year Ended September 30, 2009	$11.35	(0.04)(a)	(2.22)	(2.26)	—	—	—	—
Year Ended September 30, 2008	$14.92	(0.03)(a)	(2.34)	(2.37)	—	(1.20)	—	(1.20)
Year Ended September 30, 2007	$15.11	0.07(a)	0.73	0.80	(0.08)	(0.91)	—	(0.99)
Year Ended September 30, 2006	$16.38	—(a)(b)	1.06	1.06	(0.03)	(2.30)	—	(2.33)
Year Ended September 30, 2005	$14.21	0.11(a)	2.62	2.73	(0.14)	(0.42)	—	(0.56)
International Equity Fund
Year Ended September 30, 2009	$ 5.31	0.06(a)	(0.28)	(0.22)	(0.12)	—	—	(0.12)
Year Ended September 30, 2008	$ 8.41	0.08(a)	(2.41)	(2.33)	(0.02)	(0.75)	—	(0.77)
Year Ended September 30, 2007	$11.06	0.12(a)	1.82	1.94	(0.07)	(4.52)	—	(4.59)
Year Ended September 30, 2006	$ 9.58	0.14(a)	1.49	1.63	(0.15)	—	—	(0.15)
Year Ended September 30, 2005	$ 8.12	0.10(a)	1.47	1.57	(0.11)	—	—	(0.11)
Special Opportunities Equity Fund
Year Ended September 30, 2009	$15.34	—(a)(b)	—(b)	—(b)	—(b)	(0.57)	(0.11)	(0.68)
Year Ended September 30, 2008	$18.29	(0.08)(a)	(2.12)	(2.20)	—	(0.75)	—	(0.75)
Year Ended September 30, 2007	$16.43	(0.01)(a)	3.47	3.46	—	(1.60)	—	(1.60)
Year Ended September 30, 2006	$15.57	(0.04)	1.69	1.65	—	(0.79)	—	(0.79)
Year Ended September 30, 2005	$13.08	(0.07)	2.68	2.61	—	(0.12)	—	(0.12)
Equity Income Fund
Year Ended September 30, 2009	$12.35	0.30(a)	(0.99)	(0.69)	(0.20)	(0.03)	—	(0.23)
Year Ended September 30, 2008	$15.03	0.43(a)	(2.21)	(1.78)	(0.32)	(0.58)	—	(0.90)
Year Ended September 30, 2007	$13.36	0.36(a)	2.31	2.67	(0.32)	(0.68)	—	(1.00)
Year Ended September 30, 2006	$12.09	0.28	1.58	1.86	(0.32)	(0.27)	—	(0.59)
Year Ended September 30, 2005	$10.35	0.24	1.77	2.01	(0.25)	(0.02)	—	(0.27)
Short U.S. Government Fund
Year Ended September 30, 2009	$ 9.54	0.24(a)	0.19	0.43	(0.31)	—	—	(0.31)
Year Ended September 30, 2008	$ 9.52	0.33(a)	0.07	0.40	(0.38)	—	—	(0.38)
Year Ended September 30, 2007	$ 9.48	0.36(a)	0.07	0.43	(0.39)	—	—	(0.39)
Year Ended September 30, 2006	$ 9.50	0.28(a)	0.01(c)	0.29	(0.31)	—	—	(0.31)
Year Ended September 30, 2005	$ 9.70	0.23	(0.14)	0.09	(0.29)	—	—	(0.29)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.08	(9.67)%	$ 29,290	1.06%	1.25%	1.45%	92.97%
$11.31	(29.46)%	$ 36,066	1.14%	1.05%	1.43%	38.43%
$19.13	12.55%	$ 58,771	1.16%	1.25%	1.47%	68.60%
$20.33	14.29%	$ 48,656	1.14%	1.53%	1.43%	34.83%
$19.47	14.60%	$ 39,756	1.14%	1.56%	1.48%	19.50%

$10.81	3.24%	$ 10,717	1.21%	0.19%	1.26%	46.83%
$10.50	(22.00)%	$ 28,068	1.14%	0.17%	1.18%	65.74%
$14.93	16.48%	$ 16,811	1.16%	0.27%	1.20%	58.59%
$13.49	13.18%	$ 13,393	1.13%	0.23%	1.18%	53.92%
$13.35	20.82%	$ 12,361	1.15%	0.76%	1.25%	126.99%

$ 7.95	(15.14)%	$ 6,155	1.23%	(0.46)%	1.27%	173.21%
$ 9.93	(28.33)%	$ 8,093	1.15%	(0.58)%	1.19%	218.03%
$14.84	36.19%	$ 11,774	1.17%	(0.49)%	1.21%	134.95%
$12.45	(0.49)%	$ 10,381	1.14%	(0.07)%	1.19%	140.90%
$13.90	28.45%	$ 10,444	1.14%	(0.71)%	1.26%	92.74%

$ 9.09	(19.91)%	$ 4,892	1.41%	(0.47)%	1.89%	137.20%
$11.35	(16.80)%	$ 6,814	1.28%	(0.23)%	1.73%	94.93%
$14.92	5.13%	$ 8,839	1.31%	0.42%	1.76%	46.54%
$15.11	6.96%	$ 9,353	1.28%	(0.03)%	1.77%	43.25%
$16.38	19.64%	$ 1,604	1.29%	0.69%	1.77%	8.39%

$ 4.97	(3.78)%	$ 3,333	1.74%	1.34%	2.13%	223.19%
$ 5.31	(30.82)%	$ 3,524	1.56%	1.11%	1.99%	112.65%
$ 8.41	20.13%	$ 5,204	1.38%	1.02%	1.75%	129.80%
$11.06	17.04%	$ 4,202	1.40%	1.37%	1.75%	36.22%
$ 9.58	19.46%	$ 3,687	1.46%	1.15%	1.83%	44.96%

$14.66	1.74%	$175,319	1.28%	0.02%	1.54%	45.22%
$15.34	(12.61)%	$123,249	1.24%	(0.48)%	1.49%	25.80%
$18.29	22.24%	$124,136	1.28%	(0.04)%	1.53%	49.43%
$16.43	11.16%	$ 81,883	1.28%	(0.26)%	1.53%	58.01%
$15.57	20.05%	$ 75,627	1.30%	(0.41)%	1.57%	30.38%

$11.43	(5.33)%	$ 99,480	1.18%	2.93%	1.45%	37.13%
$12.35	(12.47)%	$ 98,584	1.14%	3.09%	1.39%	30.01%
$15.03	20.83%	$ 97,491	1.19%	2.53%	1.44%	37.85%
$13.36	15.79%	$ 60,059	1.20%	2.28%	1.45%	45.38%
$12.09	19.55%	$ 40,825	1.10%	2.57%	1.57%	39.65%

$ 9.66	4.57%	$ 4,909	0.98%	2.44%	1.38%	89.57%
$ 9.54	4.23%	$ 4,680	0.90%	3.42%	1.30%	48.20%
$ 9.52	4.67%	$ 3,978	0.91%	3.77%	1.31%	44.10%
$ 9.48	3.12%	$ 6,233	0.89%	2.99%	1.29%	98.08%
$ 9.50	0.96%	$ 7,980	0.91%	2.40%	1.34%	33.67%

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Intermediate U.S. Government Fund
Year Ended September 30, 2009	$10.03	0.33(a)	0.55	0.88	(0.35)	—	(0.35)
Year Ended September 30, 2008	$ 9.93	0.41(a)	0.11	0.52	(0.42)	—	(0.42)
Year Ended September 30, 2007	$ 9.89	0.42(a)	0.04	0.46	(0.42)	—	(0.42)
Year Ended September 30, 2006	$10.01	0.41(a)	(0.11)	0.30	(0.42)	—	(0.42)
Year Ended September 30, 2005	$10.24	0.35(a)	(0.15)	0.20	(0.38)	(0.05)	(0.43)
Total Return Bond Fund
Year Ended September 30, 2009	$ 9.88	0.45(a)	0.90	1.35	(0.45)	—	(0.45)
Year Ended September 30, 2008	$10.12	0.43(a)	(0.21)	0.22	(0.46)	—	(0.46)
Year Ended September 30, 2007	$10.12	0.44(a)	0.01	0.45	(0.45)	—	(0.45)
Year Ended September 30, 2006	$10.31	0.42(a)	(0.12)	0.30	(0.44)	(0.05)	(0.49)
Year Ended September 30, 2005	$10.59	0.38(a)	(0.19)	0.19	(0.44)	(0.03)	(0.47)
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2009	$ 9.88	0.33(a)	0.89	1.22	(0.32)	(0.10)	(0.42)
Year Ended September 30, 2008	$10.06	0.32(a)	(0.18)	0.14	(0.32)	—	(0.32)
Year Ended September 30, 2007	$10.12	0.32(a)	(0.06)	0.26	(0.32)	—	(0.32)
Year Ended September 30, 2006	$10.06	0.30	0.06	0.36	(0.30)	—	(0.30)
Year Ended September 30, 2005	$10.22	0.27(a)	(0.16)	0.11	(0.27)	—	(0.27)
Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2009	$10.04	0.30(a)	1.01	1.31	(0.30)	(0.08)	(0.38)
Year Ended September 30, 2008	$10.15	0.31(a)	(0.11)	0.20	(0.31)	—	(0.31)
Year Ended September 30, 2007	$10.12	0.31(a)	0.03	0.34	(0.31)	—	(0.31)
Year Ended September 30, 2006	$10.02	0.29	0.10	0.39	(0.29)	—	(0.29)
Year Ended September 30, 2005	$10.15	0.26(a)	(0.13)	0.13	(0.26)	—	(0.26)
North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2009	$10.09	0.33(a)	0.88	1.21	(0.33)	(0.10)	(0.43)
Year Ended September 30, 2008	$10.33	0.35(a)	(0.20)	0.15	(0.35)	(0.04)	(0.39)
Year Ended September 30, 2007	$10.38	0.35(a)	(0.04)(a)	0.31	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2006	$10.46	0.36	—(b)	0.36	(0.35)	(0.09)	(0.44)
Year Ended September 30, 2005	$10.67	0.35	(0.19)	0.16	(0.35)	(0.02)	(0.37)
South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2009	$ 9.95	0.33(a)	0.90	1.23	(0.33)	(0.17)	(0.50)
Year Ended September 30, 2008	$10.28	0.34(a)	(0.24)	0.10	(0.34)	(0.09)	(0.43)
Year Ended September 30, 2007	$10.35	0.34(a)	(0.05)	0.29	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2006	$10.54	0.34	(0.01)	0.33	(0.34)	(0.18)	(0.52)
Year Ended September 30, 2005	$10.81	0.34	(0.19)	0.15	(0.34)	(0.08)	(0.42)
Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2009	$11.11	0.36(a)	1.05	1.41	(0.36)	(0.09)	(0.45)
Year Ended September 30, 2008	$11.32	0.37(a)	(0.16)	0.21	(0.37)	(0.05)	(0.42)
Year Ended September 30, 2007	$11.39	0.38(a)	(0.04)	0.34	(0.39)	(0.02)	(0.41)
Year Ended September 30, 2006	$11.49	0.40	(0.05)	0.35	(0.39)	(0.06)	(0.45)
Year Ended September 30, 2005	$11.74	0.39	(0.22)	0.17	(0.40)	(0.02)	(0.42)
West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2009	$ 9.36	0.33(a)	0.69	1.02	(0.33)	(0.01)	(0.34)
Year Ended September 30, 2008	$ 9.71	0.33(a)	(0.33)	—	(0.33)	(0.02)	(0.35)
Year Ended September 30, 2007	$ 9.79	0.35(a)	(0.05)	0.30	(0.35)	(0.03)	(0.38)
Year Ended September 30, 2006	$ 9.85	0.39	(0.02)	0.37	(0.37)	(0.06)	(0.43)
Year Ended September 30, 2005	$10.08	0.35	(0.15)	0.20	(0.35)	(0.08)	(0.43)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.56	8.90%	$12,865	0.95%	3.14%	1.32%	47.13%
$10.03	5.30%	$ 9,654	0.92%	4.08%	1.29%	116.07%
$ 9.93	4.78%	$ 9,050	0.93%	4.27%	1.30%	85.83%
$ 9.89	3.08%	$ 9,748	0.92%	4.21%	1.29%	127.13%
$10.01	1.98%	$13,744	0.96%	3.41%	1.33%	107.04%

$10.78	13.89%	$15,760	0.96%	4.38%	1.33%	122.26%
$ 9.88	2.06%	$ 8,700	0.91%	4.24%	1.28%	190.15%
$10.12	4.51%	$ 8,403	0.93%	4.37%	1.30%	222.24%
$10.12	2.96%	$ 6,407	0.93%	4.16%	1.29%	226.36%
$10.31	1.88%	$ 7,254	0.96%	3.62%	1.33%	173.74%

$10.68	12.71%	$ 6,999	0.92%	3.18%	1.37%	33.56%
$ 9.88	1.34%	$ 5,510	0.89%	3.13%	1.34%	54.22%
$10.06	2.66%	$ 4,630	0.90%	3.19%	1.35%	69.73%
$10.12	3.67%	$ 2,729	0.91%	3.02%	1.37%	64.55%
$10.06	1.06%	$ 2,566	0.89%	2.65%	1.47%	37.50%

$10.97	13.44%	$ 8,273	0.90%	2.84%	1.38%	37.11%
$10.04	1.84%	$ 4,389	0.79%	3.01%	1.34%	108.13%
$10.15	3.38%	$ 2,429	0.84%	3.05%	1.39%	136.09%
$10.12	3.95%	$ 1,966	0.85%	2.89%	1.41%	219.80%
$10.02	1.28%	$ 1,609	0.81%	2.57%	1.52%	44.67%

$10.87	12.35%	$29,765	0.92%	3.17%	1.32%	38.42%
$10.09	1.42%	$20,971	0.89%	3.34%	1.29%	82.02%
$10.33	3.07%	$19,668	0.91%	3.40%	1.31%	106.16%
$10.38	3.58%	$19,163	0.90%	3.45%	1.30%	94.95%
$10.46	1.49%	$21,600	0.90%	3.29%	1.36%	60.84%

$10.68	12.78%	$11,255	0.98%	3.18%	1.38%	42.06%
$ 9.95	0.94%	$ 7,481	0.96%	3.28%	1.36%	127.76%
$10.28	2.91%	$ 3,769	0.93%	3.34%	1.35%	68.69%
$10.35	3.27%	$ 4,001	0.93%	3.30%	1.35%	80.24%
$10.54	1.39%	$ 4,072	0.92%	3.20%	1.40%	56.03%

$12.07	13.11%	$20,230	0.92%	3.05%	1.32%	35.90%
$11.11	1.79%	$ 9,683	0.89%	3.25%	1.29%	53.28%
$11.32	3.05%	$ 8,802	0.91%	3.39%	1.31%	85.36%
$11.39	3.23%	$11,877	0.90%	3.55%	1.30%	76.53%
$11.49	1.44%	$13,145	0.89%	3.39%	1.36%	48.04%

$10.04	11.14%	$19,518	0.93%	3.45%	0.93%	24.19%
$ 9.36	(0.08)%	$16,138	0.91%	3.41%	0.91%	39.13%
$ 9.71	3.12%	$16,897	0.91%	3.61%	0.91%	49.60%
$ 9.79	3.85%	$15,773	0.90%	3.80%	0.90%	50.14%
$ 9.85	1.97%	$13,911	0.93%	3.50%	0.96%	32.10%

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
National Tax-Free Money Market Fund
Year Ended September 30, 2009	$ 1.00	0.01(c)	—(d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2008	$ 1.00	0.02(c)	—(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$ 1.00	0.03(c)	—	0.03	(0.03)	—	(0.03)
August 1, 2006 to September 30, 2006 (e)	$ 1.00	—(d)	—	—(d)	—(d)	—	—(d)
Prime Money Market Fund
Year Ended September 30, 2009	$ 1.00	0.01(c)	—(d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2008	$ 1.00	0.03(c)	—(d)	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2007	$ 1.00	0.04(c)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$ 1.00	0.04	—(d)	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$ 1.00	0.02	—(d)	0.02	(0.02)	—	(0.02)
U.S. Treasury Money Market Fund
Year Ended September 30, 2009	$ 1.00	—(c)(d)	—	—(d)	—(d)	—	—(d)
Year Ended September 30, 2008	$ 1.00	0.02(c)	—(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$ 1.00	0.04(c)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$ 1.00	0.04	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$ 1.00	0.02	—	0.02	(0.02)	—	(0.02)
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2009	$ 8.43	0.23(c)	0.21	0.44	(0.23)	(0.14)	(0.37)
Year Ended September 30, 2008	$10.53	0.26(c)	(1.24)	(0.98)	(0.39)	(0.73)	(1.12)
Year Ended September 30, 2007	$ 9.96	0.34(c)	0.53	0.87	(0.30)	—	(0.30)
Year Ended September 30, 2006	$ 9.76	0.31(c)	0.22	0.53	(0.33)	—	(0.33)
Year Ended September 30, 2005	$ 9.30	0.23	0.45	0.68	(0.22)	—	(0.22)
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2009	$ 7.77	0.16(c)	0.02	0.18	(0.16)	—	(0.16)
Year Ended September 30, 2008	$10.94	0.17(c)	(1.86)	(1.69)	(0.35)	(1.13)	(1.48)
Year Ended September 30, 2007	$10.22	0.29(c)	0.87	1.16	(0.22)	(0.22)	(0.44)
Year Ended September 30, 2006	$ 9.79	0.24(c)	0.45	0.69	(0.26)	—	(0.26)
Year Ended September 30, 2005	$ 9.01	0.17(c)	0.76	0.93	(0.15)	—	(0.15)
Capital Manager Growth Fund***
Year Ended September 30, 2009	$ 7.33	0.12(c)	(0.22)	(0.10)	(0.12)	—	(0.12)
Year Ended September 30, 2008	$11.13	0.11(c)	(2.21)	(2.10)	(0.33)	(1.37)	(1.70)
Year Ended September 30, 2007	$10.23	0.25(c)	1.08	1.33	(0.16)	(0.27)	(0.43)
Year Ended September 30, 2006	$ 9.68	0.20(c)	0.56	0.76	(0.21)	—	(0.21)
Year Ended September 30, 2005	$ 8.70	0.13	0.96	1.09	(0.11)	—	(0.11)
Capital Manager Equity Fund***
Year Ended September 30, 2009	$ 7.41	0.07(c)	(0.65)	(0.58)	(0.06)	—	(0.06)
Year Ended September 30, 2008	$12.26	0.04(c)	(2.76)	(2.72)	(0.32)	(1.81)	(2.13)
Year Ended September 30, 2007	$11.57	0.21(c)	1.43	1.64	(0.10)	(0.85)	(0.95)
Year Ended September 30, 2006	$10.95	0.17(c)	0.83	1.00	(0.19)	(0.19)	(0.38)
Year Ended September 30, 2005	$ 9.58	0.09(c)	1.34	1.43	(0.06)	—	(0.06)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**

$ 1.00	0.80%	$ 50	0.69%	0.67%	0.99%	—
$ 1.00	2.11%	$ 4	0.66%	2.48%	0.96%	—
$ 1.00	3.08%	$ 526	0.66%	3.06%	0.97%	—
$ 1.00	0.51%	$ 1	0.62%	2.96%	1.26%	—

$ 1.00	0.53%	$270,852	0.96%	0.78%	1.16%	—
$ 1.00	2.86%	$763,152	0.96%	2.79%	1.08%	—
$ 1.00	4.51%	$745,381	0.98%	4.42%	1.10%	—
$ 1.00	3.86%	$636,327	0.98%	3.83%	1.09%	—
$ 1.00	1.92%	$493,282	0.91%	1.91%	1.13%	—

$ 1.00	0.03%	$168,094	0.33%	0.03%	1.13%	—
$ 1.00	1.75%	$485,031	0.93%	1.72%	1.08%	—
$ 1.00	4.20%	$310,413	0.97%	4.07%	1.11%	—
$ 1.00	3.64%	$167,900	0.96%	3.63%	1.09%	—
$ 1.00	1.69%	$114,260	0.89%	1.66%	1.14%	—

$ 8.50	5.95%	$ 5,929	0.43%	2.95%	0.93%	21.56%
$ 8.43	(10.33)%	$ 7,573	0.35%	2.72%	0.85%	39.99%
$10.53	8.86%	$ 9,781	0.35%	3.28%	0.91%	29.58%
$ 9.96	5.54%	$ 9,365	0.33%	3.12%	0.95%	5.69%
$ 9.76	7.39%	$ 8,646	0.43%	2.45%	1.01%	52.50%

$ 7.79	2.67%	$ 24,426	0.38%	2.36%	0.88%	22.46%
$ 7.77	(17.44)%	$ 27,775	0.35%	1.82%	0.85%	63.63%
$10.94	11.48%	$ 38,081	0.36%	2.68%	0.92%	40.05%
$10.22	7.10%	$ 33,472	0.35%	2.44%	0.97%	7.33%
$ 9.79	10.35%	$ 28,912	0.48%	1.77%	1.05%	37.83%

$ 7.11	(1.25)%	$ 16,609	0.39%	1.89%	0.89%	24.08%
$ 7.33	(21.65)%	$ 18,321	0.35%	1.23%	0.85%	77.54%
$11.13	13.19%	$ 26,189	0.36%	2.33%	0.93%	44.48%
$10.23	7.97%	$ 22,801	0.36%	2.01%	0.98%	6.26%
$ 9.68	12.51%	$ 17,219	0.48%	1.37%	1.07%	26.22%

$ 6.77	(7.60)%	$ 4,810	0.46%	1.23%	0.97%	20.24%
$ 7.41	(26.23)%	$ 5,680	0.38%	0.44%	0.88%	67.40%
$12.26	14.79%	$ 9,384	0.37%	1.77%	0.93%	48.80%
$11.57	9.39%	$ 7,762	0.36%	1.53%	0.97%	1.48%
$10.95	14.95%	$ 6,183	0.45%	0.91%	1.09%	2.14%

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Large Cap Fund
Year Ended September 30, 2009	$11.11	0.05(a)	(1.21)	(1.16)	(0.05)	—	—	(0.05)
Year Ended September 30, 2008	$18.90	0.04(a)	(5.05)	(5.01)	(0.05)	(2.73)	—	(2.78)
Year Ended September 30, 2007	$20.15	0.09(a)	2.12	2.21	(0.11)	(3.35)	—	(3.46)
Year Ended September 30, 2006	$19.31	0.16(a)	2.27	2.43	(0.15)	(1.44)	—	(1.59)
Year Ended September 30, 2005	$17.12	0.13	2.22	2.35	(0.16)	—	—	(0.16)
Mid Cap Value Fund
Year Ended September 30, 2009	$10.14	(0.05)(a)	0.27	0.22	(0.01)	—	—	(0.01)
Year Ended September 30, 2008	$14.55	(0.07)(a)	(2.98)	(3.05)	—	(1.36)	—	(1.36)
Year Ended September 30, 2007	$13.23	(0.07)(a)	2.08	2.01	—(b)	(0.69)	—	(0.69)
Year Ended September 30, 2006	$13.16	(0.07)(a)	1.59	1.52	—(b)	(1.45)	—	(1.45)
Year Ended September 30, 2005	$15.30	—(a)(b)	3.02	3.02	(0.07)	(5.09)	—	(5.16)
Mid Cap Growth Fund
Year Ended September 30, 2009	$ 9.31	(0.08)(a)	(1.49)	(1.57)	—	(0.33)	(0.05)	(0.38)
Year Ended September 30, 2008	$14.06	(0.16)(a)	(3.56)	(3.72)	—	(1.03)	—	(1.03)
Year Ended September 30, 2007	$11.95	(0.15)(a)	3.91	3.76	—	(1.65)	—	(1.65)
Year Ended September 30, 2006	$13.47	(0.11)(a)	0.01(c)	(0.10)	—	(1.42)	—	(1.42)
Year Ended September 30, 2005	$10.70	(0.17)(a)	3.08	2.91	—	(0.14)	—	(0.14)
Small Cap Fund
Year Ended September 30, 2009	$10.86	(0.09)(a)	(2.14)	(2.23)	—	—	—	—
Year Ended September 30, 2008	$14.43	(0.12)(a)	(2.25)	(2.37)	—	(1.20)	—	(1.20)
Year Ended September 30, 2007	$14.73	(0.05)(a)	0.72	0.67	(0.06)	(0.91)	—	(0.97)
Year Ended September 30, 2006	$16.11	(0.12)(a)	1.05	0.93	(0.01)	(2.30)	—	(2.31)
Year Ended September 30, 2005	$14.06	—(a)(b)	2.58	2.58	(0.11)	(0.42)	—	(0.53)
International Equity Fund
Year Ended September 30, 2009	$ 4.75	0.02(a)	(0.25)	(0.23)	(0.11)	—	—	(0.11)
Year Ended September 30, 2008	$ 7.65	0.02(a)	(2.16)	(2.14)	(0.01)	(0.75)	—	(0.76)
Year Ended September 30, 2007	$10.46	0.03(a)	1.72	1.75	(0.04)	(4.52)	—	(4.56)
Year Ended September 30, 2006	$ 9.09	0.06(a)	1.42	1.48	(0.11)	—	—	(0.11)
Year Ended September 30, 2005	$ 7.74	0.03(a)	1.38	1.41	(0.06)	—	—	(0.06)
Special Opportunities Equity Fund
Year Ended September 30, 2009	$14.65	(0.05)(a)	(0.05)	(0.10)	—(b)	(0.57)	(0.09)	(0.66)
Year Ended September 30, 2008	$17.63	(0.21)(a)	(2.02)	(2.23)	—	(0.75)	—	(0.75)
Year Ended September 30, 2007	$16.00	(0.13)(a)	3.36	3.23	—	(1.60)	—	(1.60)
Year Ended September 30, 2006	$15.29	(0.16)	1.66	1.50	—	(0.79)	—	(0.79)
Year Ended September 30, 2005	$12.95	(0.13)	2.59	2.46	—	(0.12)	—	(0.12)
Equity Income Fund
Year Ended September 30, 2009	$12.31	0.22(a)	(0.98)	(0.76)	(0.13)	(0.03)	—	(0.16)
Year Ended September 30, 2008	$14.99	0.32(a)	(2.20)	(1.88)	(0.22)	(0.58)	—	(0.80)
Year Ended September 30, 2007	$13.33	0.25(a)	2.31	2.56	(0.22)	(0.68)	—	(0.90)
Year Ended September 30, 2006	$12.08	0.19	1.56	1.75	(0.23)	(0.27)	—	(0.50)
Year Ended September 30, 2005	$10.34	0.16	1.77	1.93	(0.17)	(0.02)	—	(0.19)
Intermediate U.S. Government Fund
Year Ended September 30, 2009	$10.00	0.25(a)	0.54	0.79	(0.27)	—	—	(0.27)
Year Ended September 30, 2008	$ 9.90	0.34(a)	0.10	0.44	(0.34)	—	—	(0.34)
Year Ended September 30, 2007	$ 9.86	0.35(a)	0.04	0.39	(0.35)	—	—	(0.35)
Year Ended September 30, 2006	$ 9.98	0.34(a)	(0.12)	0.22	(0.34)	—	—	(0.34)
Year Ended September 30, 2005	$10.20	0.27(a)	(0.13)	0.14	(0.31)	(0.05)	—	(0.36)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$ 9.90	(10.31)%	$ 4,501	1.82%	0.54%	1.96%	92.97%
$11.11	(29.98)%	$ 7,866	1.89%	0.28%	1.93%	38.43%
$18.90	11.67%	$17,796	1.91%	0.50%	1.97%	68.60%
$20.15	13.45%	$14,808	1.88%	0.85%	1.93%	34.83%
$19.31	13.75%	$22,148	1.89%	0.82%	1.99%	19.50%

$10.35	2.17%	$ 3,454	1.96%	(0.60)%	2.01%	46.83%
$10.14	(22.60)%	$ 4,136	1.89%	(0.58)%	1.93%	65.74%
$14.55	15.58%	$ 6,112	1.91%	(0.48)%	1.95%	58.59%
$13.23	12.38%	$ 5,391	1.89%	(0.53)%	1.93%	53.92%
$13.16	19.94%	$ 4,534	1.89%	0.02%	1.99%	126.99%

$ 7.36	(15.86)%	$ 1,351	1.98%	(1.20)%	2.02%	173.21%
$ 9.31	(28.79)%	$ 2,093	1.90%	(1.32)%	1.94%	218.03%
$14.06	35.13%	$ 2,697	1.92%	(1.24)%	1.96%	134.95%
$11.95	(1.23)%	$ 2,377	1.89%	(0.83)%	1.94%	140.90%
$13.47	27.42%	$ 2,395	1.91%	(1.46)%	2.01%	92.74%

$ 8.63	(20.53)%	$ 1,127	2.16%	(1.20)%	2.39%	137.20%
$10.86	(17.42)%	$ 1,960	2.03%	(1.00)%	2.23%	94.93%
$14.43	4.37%	$ 3,393	2.06%	(0.31)%	2.26%	46.54%
$14.73	6.19%	$ 4,092	2.04%	(0.79)%	2.28%	43.25%
$16.11	18.79%	$ 259	2.05%	0.00%	2.27%	8.39%

$ 4.41	(4.43)%	$ 954	2.49%	0.58%	2.64%	223.19%
$ 4.75	(31.33)%	$ 1,281	2.31%	0.38%	2.49%	112.65%
$ 7.65	19.28%	$ 2,041	2.12%	0.26%	2.25%	129.80%
$10.46	16.27%	$ 1,819	2.15%	0.64%	2.25%	36.22%
$ 9.09	18.34%	$ 2,007	2.20%	0.36%	2.33%	44.96%

$13.89	1.04%	$24,068	2.03%	(0.39)%	2.04%	45.22%
$14.65	(13.28)%	$26,347	1.99%	(1.22)%	1.99%	25.80%
$17.63	21.33%	$29,931	2.03%	(0.79)%	2.03%	49.43%
$16.00	10.35%	$22,901	2.03%	(1.01)%	2.03%	58.01%
$15.29	19.09%	$21,911	2.06%	(1.18)%	2.08%	30.38%

$11.39	(6.05)%	$13,567	1.93%	2.18%	1.95%	37.13%
$12.31	(13.14)%	$15,176	1.89%	2.35%	1.89%	30.01%
$14.99	19.97%	$14,796	1.94%	1.78%	1.94%	37.85%
$13.33	14.84%	$ 9,592	1.95%	1.52%	1.95%	45.38%
$12.08	18.79%	$ 5,611	1.87%	1.74%	2.09%	39.65%

$10.52	8.01%	$ 3,256	1.70%	2.42%	1.82%	47.13%
$10.00	4.52%	$ 3,070	1.67%	3.34%	1.79%	116.07%
$ 9.90	4.01%	$ 3,006	1.68%	3.52%	1.80%	85.83%
$ 9.86	2.32%	$ 4,020	1.68%	3.48%	1.79%	127.13%
$ 9.98	1.33%	$ 5,725	1.71%	2.67%	1.84%	107.04%

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Total Return Bond Fund
Year Ended September 30, 2009	$ 9.89	0.37(a)	0.89	1.26	(0.37)	—	(0.37)
Year Ended September 30, 2008	$10.13	0.36(a)	(0.22)	0.14	(0.38)	—	(0.38)
Year Ended September 30, 2007	$10.13	0.37(a)	—	0.37	(0.37)	—	(0.37)
Year Ended September 30, 2006	$10.32	0.34(a)	(0.12)	0.22	(0.36)	(0.05)	(0.41)
Year Ended September 30, 2005	$10.59	0.30(a)	(0.18)	0.12	(0.36)	(0.03)	(0.39)
Prime Money Market Fund
Year Ended September 30, 2009	$ 1.00	—(a)(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2008	$ 1.00	0.02(a)	—(b)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$ 1.00	0.04(a)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$ 1.00	0.03	—(b)	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2005	$ 1.00	0.01	—(b)	0.01	(0.01)	—	(0.01)
U.S. Treasury Money Market Fund
Year Ended September 30, 2009	$ 1.00	—(a)(b)	—	—(b)	—(b)	—	—(b)
Year Ended September 30, 2008	$ 1.00	0.01(a)	—(b)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2007	$ 1.00	0.04(a)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$ 1.00	0.03	—	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2005	$ 1.00	0.01	—	0.01	(0.01)	—	(0.01)
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2009	$ 8.43	0.17(a)	0.21	0.38	(0.17)	(0.14)	(0.31)
Year Ended September 30, 2008	$10.54	0.19(a)	(1.25)	(1.06)	(0.32)	(0.73)	(1.05)
Year Ended September 30, 2007	$ 9.96	0.27(a)	0.54	0.81	(0.23)	—	(0.23)
Year Ended September 30, 2006	$ 9.76	0.23(a)	0.23	0.46	(0.26)	—	(0.26)
Year Ended September 30, 2005	$ 9.30	0.16	0.45	0.61	(0.15)	—	(0.15)
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2009	$ 7.62	0.11(a)	0.01	0.12	(0.11)	—	(0.11)
Year Ended September 30, 2008	$10.75	0.10(a)	(1.81)	(1.71)	(0.29)	(1.13)	(1.42)
Year Ended September 30, 2007	$10.05	0.21(a)	0.85	1.06	(0.14)	(0.22)	(0.36)
Year Ended September 30, 2006	$ 9.64	0.17(a)	0.42	0.59	(0.18)	—	(0.18)
Year Ended September 30, 2005	$ 8.86	0.09(a)	0.77	0.86	(0.08)	—	(0.08)
Capital Manager Growth Fund***
Year Ended September 30, 2009	$ 7.17	0.07(a)	(0.22)	(0.15)	(0.07)	—	(0.07)
Year Ended September 30, 2008	$10.92	0.04(a)	(2.15)	(2.11)	(0.27)	(1.37)	(1.64)
Year Ended September 30, 2007	$10.05	0.18(a)	1.04	1.22	(0.08)	(0.27)	(0.35)
Year Ended September 30, 2006	$ 9.51	0.12(a)	0.56	0.68	(0.14)	—	(0.14)
Year Ended September 30, 2005	$ 8.55	0.05(a)	0.95	1.00	(0.04)	—	(0.04)
Capital Manager Equity Fund***
Year Ended September 30, 2009	$ 7.09	0.03(a)	(0.62)	(0.59)	(0.05)	—	(0.05)
Year Ended September 30, 2008	$11.86	(0.03)(a)	(2.65)	(2.68)	(0.28)	(1.81)	(2.09)
Year Ended September 30, 2007	$11.26	0.12(a)	1.38	1.50	(0.05)	(0.85)	(0.90)
Year Ended September 30, 2006	$10.67	0.09(a)	0.80	0.89	(0.11)	(0.19)	(0.30)
Year Ended September 30, 2005	$ 9.36	0.01(a)	1.31	1.32	(0.01)	—	(0.01)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.78	13.03%	$ 5,362	1.71%	3.62%	1.83%	122.26%
$ 9.89	1.31%	$ 4,951	1.66%	3.49%	1.78%	190.15%
$10.13	3.73%	$ 4,992	1.68%	3.62%	1.80%	222.24%
$10.13	2.27%	$ 4,872	1.68%	3.39%	1.79%	226.36%
$10.32	1.21%	$ 6,161	1.71%	2.87%	1.84%	173.14%

$ 1.00	0.34%	$ 1,901	1.13%	0.33%	1.66%	—
$ 1.00	2.35%	$ 1,767	1.46%	2.26%	1.58%	—
$ 1.00	4.01%	$ 1,629	1.48%	3.92%	1.60%	—
$ 1.00	3.37%	$ 2,256	1.48%	3.34%	1.59%	—
$ 1.00	1.32%	$ 1,790	1.49%	1.28%	1.63%	—

$ 1.00	0.03%	$ 935	0.28%	0.02%	1.64%	—
$ 1.00	1.28%	$ 597	1.38%	1.14%	1.58%	—
$ 1.00	3.72%	$ 301	1.46%	3.64%	1.60%	—
$ 1.00	3.12%	$ 381	1.46%	2.97%	1.59%	—
$ 1.00	1.09%	$ 807	1.48%	1.05%	1.64%	—

$ 8.50	5.15%	$ 3,184	1.18%	2.20%	1.43%	21.56%
$ 8.43	(11.09)%	$ 4,081	1.10%	1.98%	1.35%	39.99%
$10.54	8.17%	$ 4,779	1.10%	2.60%	1.41%	29.58%
$ 9.96	4.75%	$ 4,968	1.08%	2.37%	1.45%	5.69%
$ 9.76	6.58%	$ 4,992	1.20%	1.64%	1.51%	52.50%

$ 7.63	1.81%	$11,734	1.13%	1.63%	1.38%	22.46%
$ 7.62	(17.99)%	$15,305	1.10%	1.07%	1.35%	63.63%
$10.75	10.67%	$21,791	1.11%	1.96%	1.42%	40.05%
$10.05	6.21%	$21,610	1.10%	1.70%	1.47%	7.33%
$ 9.64	9.72%	$21,909	1.24%	0.99%	1.55%	37.83%

$ 6.95	(1.89)%	$ 9,973	1.15%	1.17%	1.40%	24.08%
$ 7.17	(22.32)%	$13,306	1.10%	0.47%	1.35%	77.54%
$10.92	12.31%	$20,286	1.11%	1.71%	1.43%	44.48%
$10.05	7.22%	$19,366	1.11%	1.27%	1.48%	6.26%
$ 9.51	11.68%	$17,141	1.23%	0.59%	1.57%	26.22%

$ 6.45	(8.38)%	$ 4,215	1.21%	0.50%	1.47%	20.24%
$ 7.09	(26.69)%	$ 5,406	1.13%	(0.31)%	1.38%	67.40%
$11.86	13.88%	$ 8,535	1.12%	1.07%	1.43%	48.80%
$11.26	8.51%	$ 8,023	1.11%	0.80%	1.47%	1.48%
$10.67	14.11%	$ 7,515	1.21%	0.11%	1.58%	2.14%

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Large Cap Fund
Year Ended September 30, 2009	$11.08	0.04(a)	(1.21)	(1.17)	(0.06)	—	—	(0.06)
Year Ended September 30, 2008	$18.87	0.04(a)	(5.05)	(5.01)	(0.05)	(2.73)	—	(2.78)
Year Ended September 30, 2007	$20.11	0.09(a)	2.13	2.22	(0.11)	(3.35)	—	(3.46)
Year Ended September 30, 2006	$19.28	0.16(a)	2.26	2.42	(0.15)	(1.44)	—	(1.59)
Year Ended September 30, 2005	$17.09	0.14	2.19	2.33	(0.14)	—	—	(0.14)
Mid Cap Value Fund
Year Ended September 30, 2009	$10.14	(0.05)(a)	0.26	0.21	(0.01)	—	—	(0.01)
Year Ended September 30, 2008	$14.55	(0.07)(a)	(2.98)	(3.05)	—	(1.36)	—	(1.36)
Year Ended September 30, 2007	$13.23	(0.07)(a)	2.08	2.01	—(b)	(0.69)	—	(0.69)
Year Ended September 30, 2006	$13.16	(0.07)(a)	1.59	1.52	—(b)	(1.45)	—	(1.45)
Year Ended September 30, 2005	$15.30	—(a)(b)	3.02	3.02	(0.07)	(5.09)	—	(5.16)
Mid Cap Growth Fund
Year Ended September 30, 2009	$ 9.32	(0.08)(a)	(1.49)	(1.57)	—	(0.33)	(0.05)	(0.38)
Year Ended September 30, 2008	$14.08	(0.16)(a)	(3.57)	(3.73)	—	(1.03)	—	(1.03)
Year Ended September 30, 2007	$11.96	(0.15)(a)	3.92	3.77	—	(1.65)	—	(1.65)
Year Ended September 30, 2006	$13.47	(0.09)(a)	—(b)	(0.09)	—	(1.42)	—	(1.42)
Year Ended September 30, 2005	$10.70	(0.17)(a)	3.08	2.91	—	(0.14)	—	(0.14)
Small Cap Fund
Year Ended September 30, 2009	$10.84	(0.09)(a)	(2.14)	(2.23)	—	—	—	—
Year Ended September 30, 2008	$14.41	(0.12)(a)	(2.25)	(2.37)	—	(1.20)	—	(1.20)
Year Ended September 30, 2007	$14.71	(0.06)(a)	0.73	0.67	(0.06)	(0.91)	—	(0.97)
Year Ended September 30, 2006	$16.10	(0.11)(a)	1.03	0.92	(0.01)	(2.30)	—	(2.31)
Year Ended September 30, 2005	$14.06	(0.02)(a)	2.60	2.58	(0.12)	(0.42)	—	(0.54)
International Equity Fund
Year Ended September 30, 2009	$ 4.73	0.02(a)	(0.26)	(0.24)	(0.11)	—	—	(0.11)
Year Ended September 30, 2008	$ 7.62	0.03(a)	(2.16)	(2.13)	(0.01)	(0.75)	—	(0.76)
Year Ended September 30, 2007	$10.44	0.01(a)	1.73	1.74	(0.04)	(4.52)	—	(4.56)
Year Ended September 30, 2006	$ 9.07	0.05(a)	1.42	1.47	(0.10)	—	—	(0.10)
Year Ended September 30, 2005	$ 7.74	0.06(a)	1.36	1.42	(0.09)	—	—	(0.09)
Special Opportunities Equity Fund
Year Ended September 30, 2009	$14.66	(0.06)(a)	(0.05)	(0.11)	—(b)	(0.57)	(0.09)	(0.66)
Year Ended September 30, 2008	$17.64	(0.21)(a)	(2.02)	(2.23)	—	(0.75)	—	(0.75)
Year Ended September 30, 2007	$16.01	(0.13)(a)	3.36	3.23	—	(1.60)	—	(1.60)
Year Ended September 30, 2006	$15.30	(0.14)	1.64	1.50	—	(0.79)	—	(0.79)
Year Ended September 30, 2005	$12.95	(0.13)	2.60	2.47	—	(0.12)	—	(0.12)
Equity Income Fund
Year Ended September 30, 2009	$12.30	0.22(a)	(0.99)	(0.77)	(0.13)	(0.03)	—	(0.16)
Year Ended September 30, 2008	$14.98	0.33(a)	(2.21)	(1.88)	(0.22)	(0.58)	—	(0.80)
Year Ended September 30, 2007	$13.32	0.26(a)	2.30	2.56	(0.22)	(0.68)	—	(0.90)
Year Ended September 30, 2006	$12.07	0.19	1.56	1.75	(0.23)	(0.27)	—	(0.50)
Year Ended September 30, 2005	$10.34	0.17	1.76	1.93	(0.18)	(0.02)	—	(0.20)
Intermediate U.S. Government Fund
Year Ended September 30, 2009	$10.01	0.24(a)	0.55	0.79	(0.27)	—	—	(0.27)
Year Ended September 30, 2008	$ 9.90	0.34(a)	0.12	0.46	(0.35)	—	—	(0.35)
Year Ended September 30, 2007	$ 9.86	0.35(a)	0.04	0.39	(0.35)	—	—	(0.35)
Year Ended September 30, 2006	$ 9.98	0.34(a)	(0.12)	0.22	(0.34)	—	—	(0.34)
Year Ended September 30, 2005	$10.20	0.27(a)	(0.13)	0.14	(0.31)	(0.05)	—	(0.36)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$ 9.85	(10.43)%	$ 93	1.81%	0.49%	1.95%	92.97%
$11.08	(30.00)%	$ 143	1.89%	0.28%	1.94%	38.43%
$18.87	11.76%	$ 239	1.91%	0.50%	1.97%	68.60%
$20.11	13.42%	$ 161	1.88%	0.82%	1.94%	34.83%
$19.28	13.77%	$ 176	1.88%	0.80%	1.98%	19.50%

$10.34	2.08%	$ 176	1.96%	(0.59)%	2.01%	46.83%
$10.14	(22.59)%	$ 328	1.89%	(0.60)%	1.93%	65.74%
$14.55	15.60%	$ 1,126	1.91%	(0.49)%	1.95%	58.59%
$13.23	12.38%	$ 743	1.89%	(0.53)%	1.93%	53.92%
$13.16	19.97%	$ 351	1.90%	0.01%	2.00%	126.99%

$ 7.37	(15.85)%	$ 36	1.96%	(1.20)%	2.01%	173.21%
$ 9.32	(28.82)%	$ 28	1.90%	(1.35)%	1.94%	218.03%
$14.08	35.19%	$ 46	1.92%	(1.23)%	1.96%	134.95%
$11.96	(1.15)%	$ 33	1.88%	(0.70)%	1.93%	140.90%
$13.47	27.42%	$ 77	1.91%	(1.46)%	2.00%	92.74%

$ 8.61	(20.57)%	$ 14	2.14%	(1.22)%	2.38%	137.20%
$10.84	(17.44)%	$ 12	2.03%	(0.98)%	2.23%	94.93%
$14.41	4.37%	$ 26	2.06%	(0.41)%	2.26%	46.54%
$14.71	6.17%	$ 20	2.03%	(0.76)%	2.27%	43.25%
$16.10	18.71%	$ 4	2.04%	(0.12)%	2.25%	8.39%

$ 4.38	(4.66)%	$ 166	2.49%	0.60%	2.63%	223.19%
$ 4.73	(31.30)%	$ 172	2.31%	0.48%	2.50%	112.65%
$ 7.62	19.28%	$ 244	2.13%	0.12%	2.26%	129.80%
$10.44	16.26%	$ 188	2.15%	0.47%	2.25%	36.22%
$ 9.07	18.38%	$ 92	2.23%	0.70%	2.34%	44.96%

$13.89	0.97%	$58,479	2.03%	(0.51)%	2.04%	45.22%
$14.66	(13.27)%	$50,230	1.99%	(1.23)%	1.99%	25.80%
$17.64	21.32%	$50,577	2.03%	(0.79)%	2.03%	49.43%
$16.01	10.34%	$34,418	2.03%	(1.02)%	2.03%	58.01%
$15.30	19.16%	$30,299	2.06%	(1.17)%	2.08%	30.38%

$11.37	(6.10)%	$39,164	1.93%	2.18%	1.95%	37.13%
$12.30	(13.07)%	$32,637	1.89%	2.39%	1.89%	30.01%
$14.98	19.93%	$26,044	1.94%	1.79%	1.94%	37.85%
$13.32	14.85%	$14,261	1.95%	1.52%	1.95%	45.38%
$12.07	18.74%	$ 8,683	1.87%	1.77%	2.08%	39.65%

$10.53	8.00%	$ 426	1.70%	2.31%	1.82%	47.13%
$10.01	4.62%	$ 176	1.67%	3.33%	1.79%	116.07%
$ 9.90	4.01%	$ 201	1.68%	3.52%	1.80%	85.83%
$ 9.86	2.31%	$ 207	1.68%	3.47%	1.79%	127.13%
$ 9.98	1.33%	$ 274	1.71%	2.66%	1.84%	107.04%

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Total Return Bond Fund
Year Ended September 30, 2009	$ 9.89	0.37(a)	0.90	1.27	(0.37)	—	(0.37)
Year Ended September 30, 2008	$10.14	0.36(a)	(0.23)	0.13	(0.38)	—	(0.38)
Year Ended September 30, 2007	$10.13	0.37(a)	0.01	0.38	(0.37)	—	(0.37)
Year Ended September 30, 2006	$10.32	0.34(a)	(0.12)	0.22	(0.36)	(0.05)	(0.41)
Year Ended September 30, 2005	$10.59	0.30(a)	(0.18)	0.12	(0.36)	(0.03)	(0.39)
Prime Money Market Fund
Year Ended September 30, 2009	$ 1.00	—(a)(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2008	$ 1.00	0.02(a)	—(b)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$ 1.00	0.04(a)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$ 1.00	0.03	—(b)	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2005	$ 1.00	0.01	—(b)	0.01	(0.01)	—	(0.01)
U.S. Treasury Money Market Fund
Year Ended September 30, 2009	$ 1.00	—(a)(b)	—	—(b)	—(b)	—	—(b)
Year Ended September 30, 2008	$ 1.00	0.01(a)	—(b)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2007	$ 1.00	0.04(a)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$ 1.00	0.03	—	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2005	$ 1.00	0.01	—	0.01	(0.01)	—	(0.01)
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2009	$ 8.41	0.17(a)	0.21	0.38	(0.18)	(0.14)	(0.32)
Year Ended September 30, 2008	$10.51	0.19(a)	(1.24)	(1.05)	(0.32)	(0.73)	(1.05)
Year Ended September 30, 2007	$ 9.93	0.27(a)	0.53	0.80	(0.22)	—	(0.22)
Year Ended September 30, 2006	$ 9.73	0.23(a)	0.23	0.46	(0.26)	—	(0.26)
Year Ended September 30, 2005	$ 9.27	0.16	0.45	0.61	(0.15)	—	(0.15)
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2009	$ 7.67	0.11(a)	0.01	0.12	(0.11)	—	(0.11)
Year Ended September 30, 2008	$10.81	0.09(a)	(1.82)	(1.73)	(0.28)	(1.13)	(1.41)
Year Ended September 30, 2007	$10.10	0.21(a)	0.86	1.07	(0.14)	(0.22)	(0.36)
Year Ended September 30, 2006	$ 9.69	0.17(a)	0.42	0.59	(0.18)	—	(0.18)
Year Ended September 30, 2005	$ 8.91	0.09(a)	0.77	0.86	(0.08)	—	(0.08)
Capital Manager Growth Fund***
Year Ended September 30, 2009	$ 7.17	0.07(a)	(0.22)	(0.15)	(0.08)	—	(0.08)
Year Ended September 30, 2008	$10.92	0.04(a)	(2.15)	(2.11)	(0.27)	(1.37)	(1.64)
Year Ended September 30, 2007	$10.05	0.18(a)	1.04	1.22	(0.08)	(0.27)	(0.35)
Year Ended September 30, 2006	$ 9.52	0.11(a)	0.57	0.68	(0.15)	—	(0.15)
Year Ended September 30, 2005	$ 8.56	0.04(a)	0.95	0.99	(0.03)	—	(0.03)
Capital Manager Equity Fund***
Year Ended September 30, 2009	$ 7.10	0.02(a)	(0.60)	(0.58)	(0.05)	—	(0.05)
Year Ended September 30, 2008	$11.87	(0.03)(a)	(2.66)	(2.69)	(0.27)	(1.81)	(2.08)
Year Ended September 30, 2007	$11.22	0.12(a)	1.41	1.53	(0.03)	(0.85)	(0.88)
Year Ended September 30, 2006	$10.64	0.10(a)	0.78	0.88	(0.11)	(0.19)	(0.30)
Year Ended September 30, 2005	$ 9.33	(0.01)(a)	1.32	1.31	—(b)	—	—(b)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.79	13.14%	$400	1.71%	3.61%	1.83%	122.26%
$ 9.89	1.21%	$184	1.66%	3.49%	1.78%	190.15%
$10.14	3.83%	$115	1.68%	3.61%	1.80%	222.24%
$10.13	2.18%	$116	1.68%	3.35%	1.79%	226.36%
$10.32	1.21%	$218	1.71%	2.88%	1.84%	173.74%

$ 1.00	0.34%	$893	1.10%	0.24%	1.66%	—
$ 1.00	2.36%	$244	1.46%	2.46%	1.59%	—
$ 1.00	3.99%	$460	1.48%	3.91%	1.59%	—
$ 1.00	3.35%	$393	1.48%	3.35%	1.59%	—
$ 1.00	1.32%	$326	1.49%	1.29%	1.64%	—

$ 1.00	0.04%	$ 54	0.28%	0.03%	1.64%	—
$ 1.00	1.29%	$ 37	1.38%	1.30%	1.58%	—
$ 1.00	3.68%	$ 42	1.47%	3.63%	1.61%	—
$ 1.00	3.13%	$ 55	1.45%	3.30%	1.59%	—
$ 1.00	1.07%	$ 38	1.50%	1.40%	1.66%	—

$ 8.47	5.09%	$101	1.17%	2.19%	1.43%	21.56%
$ 8.41	(10.99)%	$ 94	1.10%	1.99%	1.35%	39.99%
$10.51	8.11%	$ 77	1.10%	2.58%	1.41%	29.58%
$ 9.93	4.75%	$127	1.08%	2.35%	1.45%	5.69%
$ 9.73	6.58%	$155	1.20%	1.63%	1.52%	52.50%

$ 7.68	1.85%	$ 89	1.13%	1.58%	1.38%	22.46%
$ 7.67	(18.02)%	$ 79	1.10%	1.04%	1.35%	63.63%
$10.81	10.72%	$156	1.11%	1.98%	1.42%	40.05%
$10.10	6.19%	$139	1.10%	1.71%	1.47%	7.33%
$ 9.69	9.62%	$122	1.25%	0.95%	1.56%	37.83%

$ 6.94	(1.90)%	$ 99	1.14%	1.13%	1.39%	24.08%
$ 7.17	(22.31)%	$ 55	1.10%	0.49%	1.35%	77.54%
$10.92	12.33%	$ 78	1.11%	1.74%	1.43%	44.48%
$10.05	7.19%	$ 61	1.11%	1.17%	1.46%	6.26%
$ 9.52	11.61%	$ 37	1.26%	0.43%	1.59%	26.22%

$ 6.47	(8.11)%	$ 6	1.13%	0.35%	1.36%	20.24%
$ 7.10	(26.77)%	$ 1	1.13%	(0.32)%	1.43%	67.40%
$11.87	14.13%	$ 1	1.00%	1.02%	1.25%	48.80%
$11.22	8.44%	$ 10	1.11%	0.90%	1.48%	1.48%
$10.64	14.15%	$ 19	1.27%	(0.09)%	1.63%	2.14%

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Large Cap Fund
Year Ended September 30, 2009	$11.36	0.13(a)	(1.22)	(1.09)	(0.14)	—	—	(0.14)
Year Ended September 30, 2008	$19.20	0.18(a)	(5.16)	(4.98)	(0.13)	(2.73)	—	(2.86)
Year Ended September 30, 2007	$20.38	0.29(a)	2.16	2.45	(0.28)	(3.35)	—	(3.63)
Year Ended September 30, 2006	$19.51	0.35(a)	2.31	2.66	(0.35)	(1.44)	—	(1.79)
Year Ended September 30, 2005	$17.29	0.34	2.22	2.56	(0.34)	—	—	(0.34)
Mid Cap Value Fund
Year Ended September 30, 2009	$10.56	0.04(a)	0.29	0.33	(0.03)	—	—	(0.03)
Year Ended September 30, 2008	$15.00	0.05(a)	(3.10)	(3.05)	(0.03)	(1.36)	—	(1.39)
Year Ended September 30, 2007	$13.54	0.08(a)	2.13	2.21	(0.06)	(0.69)	—	(0.75)
Year Ended September 30, 2006	$13.38	0.06(a)	1.62	1.68	(0.07)	(1.45)	—	(1.52)
Year Ended September 30, 2005	$15.41	0.17(a)	3.05	3.22	(0.16)	(5.09)	—	(5.25)
Mid Cap Growth Fund
Year Ended September 30, 2009	$10.60	(0.01)(a)	(1.68)	(1.69)	—	(0.33)	(0.05)	(0.38)
Year Ended September 30, 2008	$15.73	(0.04)(a)	(4.06)	(4.10)	—	(1.03)	—	(1.03)
Year Ended September 30, 2007	$13.09	(0.04)(a)	4.35	4.31	(0.02)	(1.65)	—	(1.67)
Year Ended September 30, 2006	$14.51	0.02(a)	0.02(b)	0.04	(0.04)	(1.42)	—	(1.46)
Year Ended September 30, 2005	$11.40	(0.06)(a)	3.31	3.25	—	(0.14)	—	(0.14)
Small Cap Fund
Year Ended September 30, 2009	$11.47	(0.02)(a)	(2.24)	(2.26)	—	—	—	—
Year Ended September 30, 2008	$15.03	—(a)(c)	(2.36)	(2.36)	—	(1.20)	—	(1.20)
Year Ended September 30, 2007	$15.19	0.10(a)	0.75	0.85	(0.10)	(0.91)	—	(1.01)
Year Ended September 30, 2006	$16.44	0.05(a)	1.05	1.10	(0.05)	(2.30)	—	(2.35)
Year Ended September 30, 2005	$14.23	0.16(a)	2.62	2.78	(0.15)	(0.42)	—	(0.57)
International Equity Fund
Year Ended September 30, 2009	$ 5.47	0.07(a)	(0.28)	(0.21)	(0.12)	—	—	(0.12)
Year Ended September 30, 2008	$ 8.64	0.10(a)	(2.49)	(2.39)	(0.03)	(0.75)	—	(0.78)
Year Ended September 30, 2007	$11.23	0.14(a)	1.88	2.02	(0.09)	(4.52)	—	(4.61)
Year Ended September 30, 2006	$ 9.72	0.18(a)	1.50	1.68	(0.17)	—	—	(0.17)
Year Ended September 30, 2005	$ 8.24	0.12(a)	1.49	1.61	(0.13)	—	—	(0.13)
Special Opportunities Equity Fund
Year Ended September 30, 2009	$15.58	0.04(a)	(0.01)	0.03	—(c)	(0.58)	(0.11)	(0.69)
Year Ended September 30, 2008	$18.51	(0.04)(a)	(2.14)	(2.18)	—	(0.75)	—	(0.75)
Year Ended September 30, 2007	$16.57	0.03(a)	3.51	3.54	—	(1.60)	—	(1.60)
Year Ended September 30, 2006	$15.65	—(c)	1.71	1.71	—	(0.79)	—	(0.79)
Year Ended September 30, 2005	$13.12	(0.03)	2.68	2.65	—	(0.12)	—	(0.12)
Equity Income Fund
Year Ended September 30, 2009	$12.37	0.32(a)	(0.99)	(0.67)	(0.23)	(0.03)	—	(0.26)
Year Ended September 30, 2008	$15.05	0.51(a)	(2.26)	(1.75)	(0.35)	(0.58)	—	(0.93)
Year Ended September 30, 2007	$13.37	0.40(a)	2.31	2.71	(0.35)	(0.68)	—	(1.03)
Year Ended September 30, 2006	$12.10	0.32	1.57	1.89	(0.35)	(0.27)	—	(0.62)
Year Ended September 30, 2005	$10.35	0.28	1.76	2.04	(0.27)	(0.02)	—	(0.29)
Short U.S. Government Fund
Year Ended September 30, 2009	$ 9.54	0.25(a)	0.22	0.47	(0.34)	—	—	(0.34)
Year Ended September 30, 2008	$ 9.53	0.35(a)	0.06	0.41	(0.40)	—	—	(0.40)
Year Ended September 30, 2007	$ 9.49	0.38(a)	0.08	0.46	(0.42)	—	—	(0.42)
Year Ended September 30, 2006	$ 9.51	0.30(a)	0.01(b)	0.31	(0.33)	—	—	(0.33)
Year Ended September 30, 2005	$ 9.71	0.25	(0.13)	0.12	(0.32)	—	—	(0.32)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.
(c)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.13	(9.40)%	$177,725	0.81%	1.51%	0.95%	92.97%
$11.36	(29.32)%	$257,036	0.89%	1.28%	0.94%	38.43%
$19.20	12.89%	$602,101	0.91%	1.50%	0.96%	68.60%
$20.38	14.59%	$660,667	0.89%	1.80%	0.93%	34.83%
$19.51	14.92%	$605,493	0.89%	1.82%	0.99%	19.50%

$10.86	3.21%	$200,331	0.96%	0.44%	1.02%	46.83%
$10.56	(21.87)%	$163,840	0.89%	0.43%	0.93%	65.74%
$15.00	16.75%	$243,437	0.91%	0.53%	0.95%	58.59%
$13.54	13.52%	$209,685	0.89%	0.48%	0.93%	53.92%
$13.38	21.14%	$172,295	0.89%	1.02%	0.99%	126.99%

$ 8.53	(15.04)%	$ 80,457	0.98%	(0.20)%	1.02%	173.21%
$10.60	(28.12)%	$162,072	0.90%	(0.31)%	0.94%	218.03%
$15.73	36.43%	$197,736	0.90%	(0.25)%	0.94%	134.95%
$13.09	(0.15)%	$132,677	0.89%	0.17%	0.94%	140.90%
$14.51	28.73%	$126,785	0.91%	(0.46)%	1.01%	92.74%

$ 9.21	(19.70)%	$ 23,747	1.16%	(0.21)%	1.39%	137.20%
$11.47	(16.60)%	$ 33,901	1.03%	(0.01)%	1.23%	94.93%
$15.03	5.43%	$ 82,389	1.06%	0.62%	1.26%	46.54%
$15.19	7.23%	$110,722	1.02%	0.30%	1.26%	43.25%
$16.44	19.99%	$ 61,046	1.05%	1.07%	1.28%	8.39%

$ 5.14	(3.42)%	$ 81,575	1.49%	1.58%	1.64%	223.19%
$ 5.47	(30.65)%	$109,438	1.31%	1.36%	1.49%	112.65%
$ 8.64	20.39%	$164,147	1.13%	1.13%	1.26%	129.80%
$11.23	17.38%	$253,690	1.15%	1.68%	1.25%	36.22%
$ 9.72	19.61%	$229,406	1.20%	1.34%	1.33%	44.96%

$14.92	1.91%	$228,421	1.03%	0.30%	1.04%	45.22%
$15.58	(12.35)%	$167,544	0.99%	(0.24)%	0.99%	25.80%
$18.51	22.55%	$127,210	1.03%	0.18%	1.03%	49.43%
$16.57	11.50%	$ 67,232	1.03%	(0.02)%	1.03%	58.01%
$15.65	20.29%	$ 60,823	1.06%	(0.18)%	1.08%	30.38%

$11.44	(5.18)%	$177,281	0.93%	3.19%	0.95%	37.13%
$12.37	(12.24)%	$140,256	0.89%	3.72%	0.89%	30.01%
$15.05	21.16%	$ 46,053	0.94%	2.81%	0.94%	37.85%
$13.37	16.04%	$ 35,205	0.95%	2.55%	0.95%	45.38%
$12.10	19.88%	$ 30,588	0.90%	2.62%	1.12%	39.65%

$ 9.67	4.94%	$ 59,123	0.70%	2.58%	0.85%	89.57%
$ 9.54	4.38%	$ 44,912	0.65%	3.68%	0.80%	48.20%
$ 9.53	4.93%	$ 40,756	0.66%	4.01%	0.81%	44.10%
$ 9.49	3.37%	$ 66,371	0.64%	3.21%	0.79%	98.08%
$ 9.51	1.21%	$155,786	0.66%	2.64%	0.84%	33.67%

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Intermediate U.S. Government Fund
Year Ended September 30, 2009	$10.05	0.35(a)	0.55	0.90	(0.38)	—	(0.38)
Year Ended September 30, 2008	$ 9.94	0.44(a)	0.12	0.56	(0.45)	—	(0.45)
Year Ended September 30, 2007	$ 9.90	0.45(a)	0.04	0.49	(0.45)	—	(0.45)
Year Ended September 30, 2006	$10.03	0.44(a)	(0.13)	0.31	(0.44)	—	(0.44)
Year Ended September 30, 2005	$10.25	0.37(a)	(0.13)	0.24	(0.41)	(0.05)	(0.46)
Total Return Bond Fund
Year Ended September 30, 2009	$ 9.89	0.47(a)	0.89	1.36	(0.47)	—	(0.47)
Year Ended September 30, 2008	$10.13	0.46(a)	(0.22)	0.24	(0.48)	—	(0.48)
Year Ended September 30, 2007	$10.13	0.47(a)	—	0.47	(0.47)	—	(0.47)
Year Ended September 30, 2006	$10.32	0.45(a)	(0.13)	0.32	(0.46)	(0.05)	(0.51)
Year Ended September 30, 2005	$10.59	0.39(a)	(0.16)	0.23	(0.47)	(0.03)	(0.50)
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2009	$ 9.87	0.35(a)	0.90	1.25	(0.35)	(0.10)	(0.45)
Year Ended September 30, 2008	$10.05	0.34(a)	(0.18)	0.16	(0.34)	—	(0.34)
Year Ended September 30, 2007	$10.11	0.35(a)	(0.06)	0.29	(0.35)	—	(0.35)
Year Ended September 30, 2006	$10.04	0.33	0.07	0.40	(0.33)	—	(0.33)
Year Ended September 30, 2005	$10.20	0.29(a)	(0.16)	0.13	(0.29)	—	(0.29)
Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2009	$10.06	0.33(a)	1.01	1.34	(0.33)	(0.08)	(0.41)
Year Ended September 30, 2008	$10.17	0.34(a)	(0.11)	0.23	(0.34)	—	(0.34)
Year Ended September 30, 2007	$10.13	0.33(a)	0.04	0.37	(0.33)	—	(0.33)
Year Ended September 30, 2006	$10.04	0.31	0.09	0.40	(0.31)	—	(0.31)
Year Ended September 30, 2005	$10.16	0.28(a)	(0.12)	0.16	(0.28)	—	(0.28)
North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2009	$10.09	0.36(a)	0.88	1.24	(0.36)	(0.10)	(0.46)
Year Ended September 30, 2008	$10.33	0.37(a)	(0.20)	0.17	(0.37)	(0.04)	(0.41)
Year Ended September 30, 2007	$10.38	0.38(a)	(0.04)	0.34	(0.38)	(0.01)	(0.39)
Year Ended September 30, 2006	$10.46	0.39	—(b)	0.39	(0.38)	(0.09)	(0.47)
Year Ended September 30, 2005	$10.66	0.38	(0.19)	0.19	(0.37)	(0.02)	(0.39)
South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2009	$ 9.89	0.35(a)	0.89	1.24	(0.35)	(0.17)	(0.52)
Year Ended September 30, 2008	$10.21	0.36(a)	(0.23)	0.13	(0.36)	(0.09)	(0.45)
Year Ended September 30, 2007	$10.29	0.37(a)	(0.06)	0.31	(0.38)	(0.01)	(0.39)
Year Ended September 30, 2006	$10.47	0.37	—(b)	0.37	(0.37)	(0.18)	(0.55)
Year Ended September 30, 2005	$10.74	0.36	(0.19)	0.17	(0.36)	(0.08)	(0.44)
Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2009	$11.10	0.39(a)	1.06	1.45	(0.39)	(0.09)	(0.48)
Year Ended September 30, 2008	$11.31	0.40(a)	(0.16)	0.24	(0.40)	(0.05)	(0.45)
Year Ended September 30, 2007	$11.39	0.41(a)	(0.05)	0.36	(0.42)	(0.02)	(0.44)
Year Ended September 30, 2006	$11.49	0.42	(0.04)	0.38	(0.42)	(0.06)	(0.48)
Year Ended September 30, 2005	$11.74	0.42	(0.23)	0.19	(0.42)	(0.02)	(0.44)
West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2009	$ 9.37	0.36(a)	0.68	1.04	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2008	$ 9.72	0.36(a)	(0.34)	0.02	(0.35)	(0.02)	(0.37)
Year Ended September 30, 2007	$ 9.80	0.37(a)	(0.05)	0.32	(0.37)	(0.03)	(0.40)
Year Ended September 30, 2006	$ 9.86	0.40	(0.01)	0.39	(0.39)	(0.06)	(0.45)
Year Ended September 30, 2005	$10.09	0.37(a)	(0.15)	0.22	(0.37)	(0.08)	(0.45)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate **

$10.57	9.06%	$177,141	0.70%	3.35%	0.82%	47.13%
$10.05	5.67%	$110,289	0.67%	4.33%	0.79%	116.07%
$ 9.94	5.04%	$132,403	0.68%	4.49%	0.80%	85.83%
$ 9.90	3.23%	$252,402	0.67%	4.45%	0.79%	127.13%
$10.03	2.34%	$539,038	0.70%	3.67%	0.83%	107.04%

$10.78	14.16%	$339,730	0.71%	4.61%	0.83%	122.26%
$ 9.89	2.32%	$430,079	0.66%	4.48%	0.78%	190.15%
$10.13	4.77%	$433,382	0.68%	4.62%	0.80%	222.24%
$10.13	3.30%	$367,353	0.67%	4.42%	0.79%	226.36%
$10.32	2.23%	$461,749	0.71%	3.87%	0.83%	173.74%

$10.67	13.00%	$ 12,814	0.67%	3.44%	0.87%	33.56%
$ 9.87	1.59%	$ 10,924	0.64%	3.38%	0.84%	54.22%
$10.05	2.92%	$ 10,625	0.65%	3.45%	0.85%	69.73%
$10.11	4.04%	$ 11,175	0.66%	3.26%	0.87%	64.55%
$10.04	1.28%	$ 15,569	0.68%	2.87%	0.97%	37.50%

$10.99	13.70%	$ 20,704	0.65%	3.10%	0.87%	37.11%
$10.06	2.10%	$ 11,527	0.54%	3.26%	0.84%	108.13%
$10.17	3.74%	$ 8,374	0.59%	3.29%	0.89%	136.09%
$10.13	4.10%	$ 8,003	0.60%	3.13%	0.90%	219.80%
$10.04	1.60%	$ 10,084	0.58%	2.78%	1.03%	44.67%

$10.87	12.63%	$130,113	0.67%	3.42%	0.82%	38.42%
$10.09	1.67%	$103,560	0.64%	3.59%	0.79%	82.02%
$10.33	3.33%	$ 96,282	0.66%	3.65%	0.81%	106.16%
$10.38	3.84%	$ 87,854	0.65%	3.70%	0.80%	94.95%
$10.46	1.80%	$ 93,418	0.68%	3.51%	0.86%	60.84%

$10.61	13.01%	$ 17,274	0.73%	3.45%	0.88%	42.06%
$ 9.89	1.27%	$ 13,298	0.71%	3.52%	0.86%	127.76%
$10.21	3.08%	$ 12,789	0.68%	3.60%	0.85%	68.69%
$10.29	3.66%	$ 15,426	0.69%	3.58%	0.86%	80.24%
$10.47	1.62%	$ 16,468	0.71%	3.44%	0.93%	56.03%

$12.07	13.39%	$ 71,599	0.67%	3.36%	0.82%	35.90%
$11.10	2.13%	$ 71,631	0.64%	3.50%	0.79%	53.28%
$11.31	3.21%	$ 68,911	0.66%	3.64%	0.81%	85.36%
$11.39	3.49%	$ 65,652	0.65%	3.80%	0.80%	76.53%
$11.49	1.66%	$ 67,579	0.68%	3.60%	0.86%	48.04%

$10.05	11.41%	$ 63,599	0.68%	3.71%	0.68%	24.19%
$ 9.37	0.18%	$ 56,829	0.66%	3.66%	0.66%	39.13%
$ 9.72	3.37%	$ 52,518	0.66%	3.85%	0.66%	49.60%
$ 9.80	4.10%	$ 50,916	0.65%	4.03%	0.65%	50.14%
$ 9.86	2.22%	$ 55,662	0.68%	3.74%	0.72%	32.10%

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
National Tax-Free Money Market Fund
Year Ended September 30, 2009	$ 1.00	0.01(c)	—(d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2008	$ 1.00	0.02(c)	—(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$ 1.00	0.03(c)	—	0.03	(0.03)	—	(0.03)
August 1, 2006 to September 30, 2006 (e)	$ 1.00	0.01	—	0.01	(0.01)	—	(0.01)
Prime Money Market Fund
Year Ended September 30, 2009	$ 1.00	0.01(c)	—(d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2008	$ 1.00	0.03(c)	—(d)	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2007	$ 1.00	0.05(c)	—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 2006	$ 1.00	0.04	—(d)	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$ 1.00	0.02	—(d)	0.02	(0.02)	—	(0.02)
U.S. Treasury Money Market Fund
Year Ended September 30, 2009	$ 1.00	—(c)(d)	—	—(d)	—(d)	—	—(d)
Year Ended September 30, 2008	$ 1.00	0.02(c)	—(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$ 1.00	0.05(c)	—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 2006	$ 1.00	0.04	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$ 1.00	0.02	—	0.02	(0.02)	—	(0.02)
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2009	$ 8.50	0.30(c)	0.17	0.47	(0.25)	(0.14)	(0.39)
Year Ended September 30, 2008	$10.62	0.28(c)	(1.26)	(0.98)	(0.41)	(0.73)	(1.14)
Year Ended September 30, 2007	$10.04	0.38(c)	0.53	0.91	(0.33)	—	(0.33)
Year Ended September 30, 2006	$ 9.83	0.33(c)	0.24	0.57	(0.36)	—	(0.36)
Year Ended September 30, 2005	$ 9.36	0.26	0.46	0.72	(0.25)	—	(0.25)
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2009	$ 7.81	0.24(c)	(0.04)	0.20	(0.18)	—	(0.18)
Year Ended September 30, 2008	$10.99	0.19(c)	(1.86)	(1.67)	(0.38)	(1.13)	(1.51)
Year Ended September 30, 2007	$10.25	0.32(c)	0.88	1.20	(0.24)	(0.22)	(0.46)
Year Ended September 30, 2006	$ 9.83	0.27(c)	0.43	0.70	(0.28)	—	(0.28)
Year Ended September 30, 2005	$ 9.04	0.19(c)	0.77	0.96	(0.17)	—	(0.17)
Capital Manager Growth Fund***
Year Ended September 30, 2009	$ 7.34	0.22(c)	(0.31)	(0.09)	(0.13)	—	(0.13)
Year Ended September 30, 2008	$11.14	0.13(c)	(2.20)	(2.07)	(0.36)	(1.37)	(1.73)
Year Ended September 30, 2007	$10.24	0.27(c)	1.08	1.35	(0.18)	(0.27)	(0.45)
Year Ended September 30, 2006	$ 9.69	0.22(c)	0.57	0.79	(0.24)	—	(0.24)
Year Ended September 30, 2005	$ 8.70	0.15(c)	0.97	1.12	(0.13)	—	(0.13)
Capital Manager Equity Fund***
Year Ended September 30, 2009	$ 7.48	0.20(c)	(0.77)	(0.57)	(0.06)	—	(0.06)
Year Ended September 30, 2008	$12.35	0.07(c)	(2.78)	(2.71)	(0.35)	(1.81)	(2.16)
Year Ended September 30, 2007	$11.65	0.25(c)	1.42	1.67	(0.12)	(0.85)	(0.97)
Year Ended September 30, 2006	$11.02	0.20(c)	0.84	1.04	(0.22)	(0.19)	(0.41)
Year Ended September 30, 2005	$ 9.64	0.12(c)	1.34	1.46	(0.08)	—	(0.08)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Per share net investment income (loss) has been calculated using the average daily shares method.

(d)	Amount is less than $0.005.

(e)	Period from commencement of operations.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate **

$ 1.00	1.05%	$260,889	0.44%	0.97%	0.49%	—
$ 1.00	2.37%	$151,438	0.40%	2.34%	0.45%	—
$ 1.00	3.33%	$109,590	0.41%	3.28%	0.46%	—
$ 1.00	0.53%	$ 95,757	0.40%	3.14%	0.79%	—

$ 1.00	0.92%	$879,738	0.54%	0.87%	0.66%	—
$ 1.00	3.38%	$975,033	0.46%	3.28%	0.58%	—
$ 1.00	5.03%	$788,160	0.48%	4.92%	0.60%	—
$ 1.00	4.38%	$731,616	0.48%	4.34%	0.59%	—
$ 1.00	2.34%	$510,941	0.49%	2.31%	0.63%	—

$ 1.00	0.04%	$432,753	0.29%	0.04%	0.64%	—
$ 1.00	2.24%	$712,696	0.44%	2.18%	0.58%	—
$ 1.00	4.72%	$557,282	0.46%	4.62%	0.60%	—
$ 1.00	4.15%	$481,484	0.46%	4.04%	0.59%	—
$ 1.00	2.11%	$592,736	0.48%	2.02%	0.64%	—

$ 8.58	6.28%	$ 5,316	0.14%	3.84%	0.39%	21.56%
$ 8.50	(10.21)%	$ 39,937	0.10%	2.97%	0.35%	39.99%
$10.62	9.16%	$ 47,520	0.10%	3.62%	0.41%	29.58%
$10.04	5.87%	$ 47,046	0.08%	3.35%	0.45%	5.69%
$ 9.83	7.70%	$ 71,796	0.20%	2.64%	0.51%	52.50%

$ 7.83	2.91%	$ 1,322	0.13%	3.61%	0.38%	22.46%
$ 7.81	(17.23)%	$ 21,298	0.10%	2.07%	0.35%	63.63%
$10.99	11.80%	$ 28,961	0.11%	3.02%	0.42%	40.05%
$10.25	7.33%	$ 25,699	0.10%	2.65%	0.47%	7.33%
$ 9.83	10.69%	$ 43,353	0.23%	2.01%	0.56%	37.83%

$ 7.12	(0.87)%	$ 1,650	0.14%	3.54%	0.38%	24.08%
$ 7.34	(21.54)%	$ 17,836	0.10%	1.48%	0.35%	77.54%
$11.14	13.45%	$ 24,259	0.11%	2.50%	0.43%	44.48%
$10.24	8.22%	$ 20,243	0.11%	2.24%	0.48%	6.26%
$ 9.69	12.89%	$ 37,546	0.23%	1.60%	0.57%	26.22%

$ 6.85	(7.33)%	$ 693	0.17%	3.41%	0.42%	20.24%
$ 7.48	(26.02)%	$ 14,000	0.13%	0.70%	0.38%	67.40%
$12.35	14.98%	$ 20,832	0.12%	2.12%	0.43%	48.80%
$11.65	9.66%	$ 14,837	0.11%	1.75%	0.47%	1.48%
$11.02	15.23%	$ 25,802	0.22%	1.10%	0.58%	2.14%

BB&T Funds

Notes to Financial Statements

September 30, 2009

1.	Organization:

BB&T Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

As of the date of these financial statements, the Trust offers shares of the Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund, the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Equity Index Fund, the Sterling Capital Small Cap Value Fund, the National Tax-Free Money Market Fund, the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund (referred to individually as a “Fund” and collectively, the “Funds”). The Equity Index Fund and the Sterling Capital Small Cap Value Fund are not included in these financial statements. The Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds”. The National Tax-Free Money Market Fund, the Prime Money Market Fund and the U.S. Treasury Money Market Fund are referred to as the “Money Market Funds”. The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund are referred to as the “Funds of Funds”. The Funds, excluding the Money Market Funds and the Fund of Funds, are referred to as the “Variable Net Asset Value Funds”. The Funds of Funds invest in underlying mutual funds as opposed to individual securities.

All Funds except the Tax-Free Funds are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2009, the Funds discussed herein offered up to four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. As of June 1, 2009, Class B Shares of the Funds were closed to new accounts and additional purchases by existing shareholders. As of September 30, 2009, Class B Shares and Class C Shares of the Short U.S. Government Fund, the National Tax-Free Money Market Fund and the Tax-Free Funds were not being offered. Class A Shares of the Variable Net Asset Value Funds and Fund of Funds, excluding the Short U.S. Government Fund, have a maximum sales charge of 5.75% as a percentage of original purchase price. The Class A Shares of the Tax-Free Funds and the Short U.S. Government Fund have a maximum sales charge of 3.00% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the purchase price if redeemed within two years after purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. In addition, a CDSC of up to 1.00% of the purchase price of Class A Shares will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) employees of the Trust, BB&T Corporation and its affiliates, and (ii) shareholders who purchased shares with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. The Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, U.S. Government agency securities, futures and options held by the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees of the Trust (“Board”) to value certain securities, including through the use of electronic and matrix techniques. Short-term obligations without significant credit risk that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be valued by the Pricing Committee at fair value determined in good faith under procedures established by and under the general supervision of the Board. The following Funds had securities valued by the Pricing Committee as of September 30, 2009:

	Market Value	Percentage of Net Assets
International Equity Fund	$233	0.0003%
Equity Income Fund	(1,875)	(0.0004%)
Total Return Bond Fund	10,116,500	2.80%

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the International Equity Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the International Equity Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

BB&T FUNDS

Notes to Financial Statements — (continued)

September 30, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair valuation of the Fund’s investments as of September 30, 2009 is as follows:

Assets: Investments in Securities	Level 1– Quoted Prices		Level 2– Other Significant Observable Inputs		Level 3– Significant Unobservable Inputs	Total

Large Cap Fund	$211,224,681	(a)	$66,432	(b)	$—	$211,291,113
Mid Cap Value Fund	214,999,873	(a)	7,917,784	(b)	—	222,917,657
Mid Cap Growth Fund	83,258,784	(a)	10,517,471	(b)	—	93,776,255
Small Cap Fund	30,288,330	(a)	3,227,501	(b)	—	33,515,831
Special Opportunities Equity Fund	490,936,572	(a)	1,688,389	(b)	—	492,624,961
Equity Income Fund	329,956,509	(a)	27,520,474	(b)	—	357,476,983
Short U.S. Government Fund	2,548,339	(c)	64,125,886	(a)	—	66,674,225
Intermediate U.S. Government Fund	9,114,733	(c)	186,945,804	(a)	—	196,060,537
Kentucky Intermediate Tax-Free Fund	922,430	(c)	18,700,797	(a)	—	19,623,227
Maryland Intermediate Tax-Free Fund	1,721,808	(c)	26,990,084	(a)	—	28,711,892
North Carolina Intermediate Tax-Free Fund	12,690,467	(c)	151,941,752	(a)	—	164,632,219
South Carolina Intermediate Tax-Free Fund	1,005,068	(c)	27,454,470	(a)	—	28,459,538
Virginia Intermediate Tax-Free Fund	1,508,588	(c)	89,399,211	(a)	—	90,907,799
West Virginia Intermediate Tax-Free Fund	1,047,315	(c)	81,342,647	(a)	—	82,389,962
National Tax-Free Money Market Fund	49,100	(c)	260,561,793	(a)	—	260,610,893
Prime Money Market Fund	—		1,153,227,770	(a)	—	1,153,227,770
U.S. Treasury Money Market Fund	—		621,930,435	(a)	—	621,930,435
Capital Manager Conservative Growth Fund	14,470,679	(a)	—		—	14,470,679
Capital Manager Moderate Growth Fund	37,402,936	(a)	—		—	37,402,936
Capital Manager Growth Fund	28,168,644	(a)	—		—	28,168,644
Capital Manager Equity Fund	9,469,240	(a)	—		—	9,469,240
Liabilities: Other Financial Instruments- Written Options

Special Opportunities Equity Fund	$4,796,932		$—		$—	$4,796,932
Equity Income Fund	781,055		1,875		—	782,930

(a)	Industries or security types as disclosed in the Schedules of Portfolio Investments.
(b)	Represents securities held as collateral for securities on loan.
(c)	Represents investment companies.

BB&T Total Return Bond

Assets: Investments in Securities	Level 1- Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total

Asset Backed Securities	$—	$33,142,846	$—	$33,142,846
Collateralized Mortgages Obligations	—	21,185,817	—	21,185,817
Commercial Mortgage-Backed Securities	—	29,146,711	—	29,146,711
Corporate Bonds	—	122,001,005	—	122,001,005
Mortgage-Backed Securities	—	141,163,417	—	141,163,417
Municipal Bonds	—	12,746,382	10,116,500	22,862,882
U.S. Treasury Notes	—	807,071	—	807,071
Investment Company	1,126,960	—	—	1,126,960
Short Term Investments	—	99,926	—	99,926

Total	$1,126,960	$360,293,175	$10,116,500	$371,536,635

Other Financial Instruments- Financial Futures Contracts

Total Return Bond Fund	$69,958	$—	$—	$69,958

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

BB&T International Equity Fund

Assets: Investments in Securities	Level 1- Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Common Equities:
Australia	$5,896,048	$—	$—	$5,896,048
Austria	713,407	—	—	713,407
Belgium	603,403	—	—	603,403
Brazil	2,243,642	—	—	2,243,642
Canada	3,722,866	—	—	3,722,866
China	2,050,363	—	—	2,050,363
Czech Republic	1,043,180	—	—	1,043,180
Denmark	510,814	—	—	510,814
Finland	399,631	—	—	399,631
France	8,940,990	—	—	8,940,990
Germany	6,242,928	—	—	6,242,928
Greece	291,979	—	—	291,979
Hong Kong	2,316,923	—	—	2,316,923
Hungary	542,537	—	—	542,537
India	961,269	—	—	961,269
Indonesia	43,676	—	—	43,676
Ireland	482,755	—	—	482,755
Italy	2,189,490	—	—	2,189,490
Japan	8,453,759	—	—	8,453,759
Korea (South)	2,371,286	—	—	2,371,286
Mexico	801,459	—	—	801,459
Netherlands	3,181,762	—	—	3,181,762
Norway	897,546	—	—	897,546
Poland	271,928	—	—	271,928
Portugal	120,677	—	—	120,677
Russia	1,909,282	—	—	1,909,282
Singapore	592,645	—	—	592,645
South Africa	707,636	—	—	707,636
Spain	3,433,682	—	—	3,433,682
Sweden	1,149,745	—	—	1,149,745
Switzerland	5,086,789	—	—	5,086,789
Taiwan	586,076	—	—	586,076
Ukraine	70,493	133,775	—	204,268
United Kingdom	11,417,789	—	—	11,417,789
United States	54,475	—	—	54,475
Exchange Traded Funds	4,355,882	—	—	4,355,882
Rights and Warrants	20,274	233	—	20,507
Investment Company	502,117	—	—	502,117
Securities Held as Collateral for Securities on Loan	—	1,518,938	—	1,518,938

Total	$85,181,203	$1,652,946	$—	$86,834,149
Other Financial Instruments - Foreign Currency Exchange Contracts
International Equity Fund	$—	$19,708	$—	$19,708
Liabilities:
Foreign Currency Exchange
International Equity Fund	$—	$97,744	$—	$97,744

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Municipal Bonds	Total Return Bond Fund

Balance as of 10/01/08 (market value)	$13,584,500
Change in unrealized appreciation/(depreciation)*	(3,468,000)

Balance as of 09/30/09 (market value)	$10,116,500

*	Included in “Change in unrealized appreciation/depreciation on investments” in the Statement of Operations.

Foreign Currency Translation — The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the latest foreign exchange bid quotation (from an approved pricing vendor) to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Foreign Currency Exchange Contracts — The International Equity Fund may enter into foreign currency exchange contracts (foreign currency exchange risk) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year the International Equity Fund utilized forward foreign currency contracts to hedge the Fund’s portfolio against currency risk. The Fund also utilized forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when purchasing the underlying equity securities denominated in that currency is not advisable. Additionally, the Fund hedged some of the fund’s currency exposure to emerging market currencies such as the Czech Koruna, Hungarian Forint and Polish Zloty by selling these currencies forward versus the U.S. dollar, using 3-month forward currency contracts. At the same time, although it is preferred to underweight the equity holding in Japan, the United Kingdom and Canada versus the benchmark, the fund moved closer to the benchmark weight assigned to each country through the use of forward currency transactions (buy the foreign currency, sell the U.S. dollar).

For open foreign currency exchange contracts as of September 30, 2009, see the Schedules of Portfolio Investments, which is also indicative of activity for the year ended September 30, 2009.

Financial Futures Contracts — The Variable Net Asset Value Funds may invest in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

(equity risk), interest rates (interest rate risk), or foreign currencies (foreign currency exchange rate risk). Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Exchange traded financial futures contracts involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade. For open financial futures contracts as of September 30, 2009, see the Schedules of Portfolio Investments. The Total Return Bond Fund used futures contracts for economically hedging duration. The Total Return Bond Fund had limited activity in these transactions.

Options Contracts — The Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Funds of Funds may write (sell) “covered” call options and purchase options to close out options previously written by it. The Tax-Free Funds and the National Tax-Free Money Market Fund may acquire put options with respect to tax-exempt obligations held in their portfolios. The Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, and the Equity Income Fund may buy put options for the purpose of hedging, or, with respect to the International Equity Fund, cross-hedging. The International Equity Fund may not write or sell unsecured put options, except for transactions in options on securities, securities indices, futures contracts, and options on futures contracts. These transactions may be entered into to hedge against changes in interest rates (interest rate risk), security prices (equity risk), currency fluctuations (foreign currency exchange rate risk), and other market developments, or for the purposes of earning additional income (i.e., speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds may execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, the Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds maximum amount of loss is the premium paid (as the purchaser) or the unrealized loss of the contract (as the writer). The Special Opportunities Equity and Equity Income Funds invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding. The options contracts listed below are also indicative of activity for the fiscal year ended September 30, 2009.

	Special Opportunities Equity Fund		Equity Income Fund
Covered Call Options	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Balance at beginning of period	18,162	$3,435,544	3,135	$200,954
Options written	126,956	12,315,477	64,352	4,667,782
Options closed	(34,160)	(3,237,021)	(18,754)	(950,214)
Options expired	(71,195)	(7,299,091)	(26,171)	(1,272,966)
Options exercised	(13,214)	(1,522,974)	(10,390)	(1,812,872)

Balance at end of period	26,549	$3,691,935	12,172	$832,684

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

The following is a summary of written call options outstanding as of September 30, 2009:

Security	Number of Contracts	Value
Special Opportunities Equity Fund
Allscripts-Misys Healthcare Solutions Inc., $20.00, 12/19/09	1,000	$(185,000)
Allscripts-Misys Healthcare Solutions Inc., $20.00, 1/16/10	2,400	(523,200)
Allscripts-Misys Healthcare Solutions Inc., $22.50, 1/16/10	723	(89,652)
Apache Corp., $100.00, 1/16/10	1,000	(390,000)
Cisco Systems, Inc., $24.00, 10/17/09	1,000	(32,000)
Cisco Systems, Inc., $25.00, 10/17/09	1,000	(10,000)
Cisco Systems, Inc., $25.00, 1/16/10	1,000	(85,000)
Dell, Inc., $18.00, 11/21/09	1,500	(22,500)
Dell, Inc., $20.00, 1/16/10	900	(12,600)
Energizer Holdings, Inc., $75.00, 11/21/09	1,000	(65,000)
McKesson Corp., $65.00, 11/21/09	700	(45,500)
McKesson Corp., $70.00, 1/16/10	1,100	(49,500)
Nalco Holding Co., $22.50, 11/21/09	1,100	(44,000)
Nalco Holding Co., $22.50, 1/16/10	3,460	(276,800)
Petroleo Brasileiro SA, ADR, $35.00, 12/19/09	3,950	(2,093,500)
SPX Corp., $65.00,12/19/09	1,237	(296,880)
SPX Corp., $70.00,12/19/09	1,200	(120,000)
Weatherford International Ltd., $20.00, 11/21/09	2,279	(455,800)

	26,549	$(4,796,932)

Equity Income Fund

Federated Investors, Inc., Class B, $30.00, 10/17/09*	375	$(1,875)
Federated Investors, Inc., Class B, $30.00, 1/16/10	2,000	(90,000)
Intel Corp., $19.00, 10/17/09	875	(82,250)
Intel Corp., $20.00, 10/17/09	1,000	(45,000)
Intel Corp., $21.00, 10/17/09	1,000	(18,000)
Novartis AG, ADR, $55.00, 1/16/10	1,065	(101,175)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR, $10.00, 10/17/09	2,857	(257,130)
Teekay Corp., $22.50, 10/17/09	1,500	(67,500)
Teekay Corp., $25.00, 1/16/10	1,500	(120,000)

	12,172	$(782,930)

*	Security was valued under methods approved by the Board of Trustees.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date of the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a “when-issued” basis. The Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund, the National Tax-Free Money Market Fund, and the Prime Money Market Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

Repurchase Agreements and Collateralized Loan Agreements — The Funds may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T Asset Management, Inc. (“BB&T AM”) or a sub-advisor deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under these types of agreements, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase are held by the Funds’ custodian, or another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds and the Tax-Free Money Market Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales.

Security Loans — The Funds may loan securities secured by collateral in the form of securities issued or guaranteed by the U.S. Government or its agencies on instrumentalities, irrevocable letters of credit, U.S. dollar cash or other forms of collateral as may be agreed to between the Trust and Mellon Bank, N.A., the lending agent (“Mellon”). A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of the income and earnings from the investment and reinvestment of cash collateral received and held on behalf of the Fund (after payment of a “broker rebate fee” to the borrower). In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. A Fund also continues to receive interest or dividends on the securities loaned. Although security loans are secured at all times by collateral, the loans may not be fully supported if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. Concurrently with the delivery of the Fund’s securities to a borrower, Mellon is required to obtain from the borrower collateral equal to at least 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities, and at least 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. If at the close of trading on any business day the market value of the collateral is less than 100% of the market value of such loaned securities as of such business day, the borrower is required to deliver additional collateral which will cause the total collateral to be equal to not less than 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities and 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. A Fund bears all of the gains and losses on such investments. Cash collateral received by a Fund at September 30, 2009 was invested in the BNY Institutional Cash Reserve Fund (“ICRF”) Series A and B, an unregistered investment pool managed by Mellon, which was invested in repurchase agreements and Lehman Brothers.

The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the ICRF or any other investment vehicle in which cash collateral may be invested. At September 30, 2009, the ICRF held investments in Lehman Brothers (Series B) which was in default. The default resulted in the value of the ICRF being less than the amount of collateral owed back to the borrowing brokers. The difference between the value of the collateral investments in the ICRF and what is owed to the borrowing brokers negatively impacted the NAV’s of certain Funds at September 30, 2009 by the following amounts per share:

NAV Impact

Large Cap Fund	$0.02
Mid Cap Value Fund	0.03
Mid Cap Growth Fund	0.04
Small Cap Fund	0.06
Special Opportunities Equity Fund	0.02
Equity Income Fund	0.01
Short U.S. Government Fund	0.01
Total Return Fund	0.01

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. The Funds are indemnified from losses resulting from brokers failing to return securities. As the securities lending agent for the Funds, Mellon receives for its services 20% of the revenues earned on the securities lending activities and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the advisor or the distributor. In connection with lending securities, a Fund may pay reasonable administrative and custodial fees. The value of the securities on loan and the liability to return the related collateral at September 30, 2009, are shown on the Statements of Assets and Liabilities. As of September 30, 2009, the following Funds had loans outstanding:

	Value of Loaned Securities	Cost of Cash Collateral	Value of Cash Collateral	Value of Non Cash Collateral	Average Value on Loan for the Year Ended September 30, 2009

Large Cap Fund	$38,136	$—	$—	$40,284	$3,114,832
Mid Cap Value Fund	8,155,066	8,539,905	7,917,784	—	8,108,523
Mid Cap Growth Fund	10,730,246	10,929,704	10,517,471	91,834	11,875,026
Small Cap Fund	3,335,592	3,412,791	3,227,501	—	3,726,111
International Equity Fund	1,430,216	1,535,370	1,518,938	33,402	2,222,063
Special Opportunities Equity Fund	2,257,504	2,333,863	1,688,389	—	7,650,832
Equity Income Fund	27,110,095	27,939,020	27,520,474	—	14,273,426
Short U.S. Government Fund	2,936,396	3,005,938	2,920,516	—	3,133,781
Intermediate U.S. Government Fund	2,816,285	2,889,393	2,798,781	—	5,432,033
U.S. Treasury Money Market Fund	20,294,172	20,706,000	20,706,000	—	29,095,021

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to both the Trust and the BB&T Variable Insurance Funds are allocated across the Funds and BB&T Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid quarterly for the Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Fund of Funds if the annualized yield of the distribution exceeds an amount determined annually by the Board of Trustees. Dividends from net investment income are declared and paid annually for the International Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets or net asset values per share.

As of September 30, 2009, these reclassifications were as follows:

	Decrease Paid-in-Capital	Increase/ (Decrease) Net Investment Income(Loss)	Increase/ (Decrease) Realized Gain(Loss)

Mid Cap Growth Fund	$(220,462)	$260,490	$(40,028)
Small Cap Fund	(4,804,949)	90,818	4,714,131
International Equity Fund	—	2,104,374	(2,104,374)
Special Opportunities Equity Fund	—	(102,679)	102,679
Equity Income Fund	—	(1,967,823)	1,967,823
Short U.S. Government Fund	(352,440)	257,636	94,804
Intermediate U.S. Government Fund	—	79,239	(79,239)
Total Return Bond Fund	—	434,667	(434,667)
Kentucky Intermediate Tax-Free Fund	—	(3,677)	3,677
Maryland Intermediate Tax-Free Fund	—	(3,958)	3,958
North Carolina Intermediate Tax-Free Fund	—	(3,786)	3,786
South Carolina Intermediate Tax-Free Fund	—	(4,725)	4,725
Virginia Intermediate Tax-Free Fund	—	(2,865)	2,865
West Virginia Intermediate Tax-Free Fund	—	(18,922)	18,922
National Tax-Free Money Market Fund	—	13,028	(13,028)
Prime Money Market Fund	—	11,598	(11,598)
U.S. Treasury Money Market Fund	(1,806)	1,806	—
Capital Manager Conservative Growth Fund	(7,416)	13,372	(5,956)
Capital Manager Moderate Growth Fund	(13,614)	23,380	(9,766)
Capital Manager Growth Fund	(14,157)	23,276	(9,119)
Capital Manager Equity Fund	(6,020)	11,623	(5,603)

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Federal Income Taxes — It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

In addition to the requirements of the Code, the International Equity Fund may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The International Equity Funds may accrue a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce the International Equity Fund’s net asset value. As of September 30, 2009, Fund has recorded a payable of $7,249 respectively as an estimate for potential future India capital gains taxes.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. Government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2009 were as follows:

	Purchases	Sales

Large Cap Fund	$186,769,942	$222,120,232
Mid Cap Value Fund	89,526,247	71,837,296
Mid Cap Growth Fund	185,015,548	236,964,049
Small Cap Fund	39,998,338	42,006,451
International Equity Fund	166,753,361	175,118,771
Special Opportunities Equity Fund	180,147,703	147,487,118
Equity Income Fund	175,391,693	92,282,089
Short U.S. Government Fund	12,370,569	6,700,426
Intermediate U.S. Government Fund	17,903,759	17,938,609
Total Return Bond Fund	206,537,182	208,618,236
Kentucky Intermediate Tax-Free Fund	7,368,791	5,574,167
Maryland Intermediate Tax-Free Fund	17,159,284	6,985,119
North Carolina Intermediate Tax-Free Fund	72,372,244	50,952,663
South Carolina Intermediate Tax-Free Fund	15,328,478	9,090,663
Virginia Intermediate Tax-Free Fund	34,234,743	29,136,785
West Virginia Intermediate Tax-Free Fund	23,139,691	17,445,009
Capital Manager Conservative Growth Fund	4,940,358	38,106,852
Capital Manager Moderate Growth Fund	8,916,539	31,312,390
Capital Manager Growth Fund	7,080,552	23,379,828
Capital Manager Equity Fund	2,368,373	13,368,348

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2009 were as follows:

	Purchases	Sales

Short U.S. Government Fund	$46,780,997	$32,842,472
Intermediate U.S. Government Fund	103,498,934	45,471,324
Total Return Bond Fund	264,605,331	332,231,445

Restricted Securities — A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At September 30, 2009, the International Equity Fund held illiquid restricted securities representing 0.0003% of net assets. The illiquid restricted securities held as of September 30, 2009 are identified below:

Security	Acquisition Date	Acquisition Cost	Share Amount	Carrying Value Per Share	Value

International Equity Fund
Mediobanca SpA Warrants, Expire 3/18/11	09/28/2009	$—	3,283	$—	$233

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

4.	Related Party Transactions:

Investment advisory services are provided to the Funds by BB&T AM. Under the terms of the investment advisory agreement, BB&T AM is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees”. BB&T AM waived investment advisory fees and certain expenses for the Funds referenced below which are not subject to recoupment, except as noted, and are included on the Statements of Operations as “Less expenses waived by the Investment Advisor”. Information regarding these transactions is as follows for the fiscal year ended September 30, 2009:

	Contractual Fee Rate	Fee Rate after Contractual Waivers
Large Cap Fund	0.74%	0.60%(1)(2)(3)
Mid Cap Value Fund	0.74%	0.70%(1)(2)
Mid Cap Growth Fund	0.74%	0.70%(1)(2)
Small Cap Fund	1.00%	0.80%(1)(2)
International Equity Fund	1.00%	0.85%(2)
Special Opportunities Equity Fund	0.80%	0.80%(1)
Equity Income Fund	0.70%	0.70%(1)
Short U.S. Government Fund	0.60%	0.45%(2)
Intermediate U.S. Government Fund	0.60%	0.48%(2)
Total Return Bond Fund	0.60%	0.48%(2)
Kentucky Intermediate Tax-Free Fund	0.60%	0.40%(2)
Maryland Intermediate Tax-Free Fund	0.60%	0.40%(2)(3)
North Carolina Intermediate Tax-Free Fund	0.60%	0.45%(2)
South Carolina Intermediate Tax-Free Fund	0.60%	0.45%(2)
Virginia Intermediate Tax-Free Fund	0.60%	0.45%(2)
West Virginia Intermediate Tax-Free Fund	0.45%	0.45%
National Tax-Free Money Market Fund	0.25%	0.20%(2)(4)
Prime Money Market Fund	0.40%	0.28%(1)(2)(4)
U.S. Treasury Money Market Fund	0.40%	0.26%(1)(2)(4)
Capital Manager Conservative Growth Fund	0.25%	0.00%(2)
Capital Manager Moderate Growth Fund	0.25%	0.00%(2)
Capital Manager Growth Fund	0.25%	0.00%(2)
Capital Manager Equity Fund	0.25%	0.00%(2)

(1)

For all or a portion of the fiscal year ended September 30, 2009 BB&T AM voluntarily waived additional advisory fees. Except as reflected below, voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods, and may be discontinued at any time.

(2)	BB&T AM contractually agreed to limit the advisory fees paid by the Fund from February 1, 2009 through January 31, 2010.
(3)	The fee rate after contractual waiver for the period from October 1, 2008 through January 31, 2009 was 0.70% for Large Cap Fund and 0.30% for Maryland Intermediate Tax-Free Fund.
(4)

BB&T AM has contractually agreed to limit the advisory fees paid by each Money Market Fund to 0.20% with regard to the National Tax-Free Money Market Fund, 0.28% with regard to the Prime Money Market Fund, and 0.26% with regard to the U.S. Treasury Money Market Fund (each, an “Advisory Fee Limit”) for the period from March 1, 2009 through February 28, 2012. From March 1, 2010 through February 28, 2012, BB&T AM may recoup from each Money Market Fund all or a portion of the advisory fees that it voluntarily waives with respect to such Fund beyond the Advisory Fee Limit during the period from March 1, 2009 through February 28, 2010 (the “Recoupment Amount”), subject to certain limitations. BB&T AM may not recoup any amount from a Fund if the Recoupment Amount plus the Advisory Fee Limit would exceed the Contractual Fee Rate noted in the table above.

Pursuant to a sub-advisory agreement with BB&TAM, Artio Global Management LLC serves as the sub-advisor to the International Equity Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T AM. Pursuant to a sub-advisory agreement with BB&TAM, Federated Investment Management Company serves as the sub-advisor to the Prime Money Market Fund and the National Tax-Free Money Market Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T AM. Pursuant to a sub-advisory agreement with BB&T AM, Scott & Stringfellow LLC, a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to the Special Opportunities Equity Fund and the Equity Income Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T AM. Pursuant to a sub-advisory agreement with BB&T AM, Sterling Capital Management LLC, a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to the Mid Cap Value Fund and the Total Return Bond Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T AM. For their services, sub-advisors are entitled to a fee, payable by BB&T AM.

BB&T AM serves as the administrator to the Funds pursuant to the administration agreement effective as of April 23, 2007. The Funds pay their portion of a fee to BB&T AM for providing administration services based on the aggregate assets of the Funds and the BB&T Variable Insurance Funds, excluding the assets of the Funds of Funds, at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees”. Pursuant to a sub-administration agreement with BB&TAM, PNC Global Investment Servicing (U.S.) Inc. (“PNC” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board of Trustees and BB&T AM. For these services, PNC is entitled to a fee payable by BB&T AM.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

PNC serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees”.

BB&TAM’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board of Trustees and paid by BB&T AM. However, the Funds reimburse BB&T AM for their allocable portion of the CCO’s salary. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees”.

For the fiscal year ended September 30, 2009, the Funds’ paid $672,437 in brokerage fees to Scott & Stringfellow LLC, a wholly owned subsidiary of BB&T Corporation, on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. BB&TAM Distributors, Inc. (“BBTAMD”) serves as distributor to each Fund pursuant to an underwriting agreement, effective as of April 23, 2007. The Plan provides for payments to the distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively, with the exception of the Mid Cap Value Fund, the Mid Cap Growth Fund and the West Virginia Intermediate Tax-Free Fund which make payments of up to 0.25% of the average daily net assets for Class A. BBTAMD has contractually agreed to waive 0.25% of the Class A distribution fees of the Funds except for the Mid Cap Value Fund, Mid Cap Growth Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund and U.S. Treasury Money Market Fund through January 31, 2010, and may voluntarily waive additional fees at any time. The total contractual and voluntary waiver of distribution fees was $2,484,540 for the fiscal year ended September 30, 2009. Distribution fee waivers are included in the Statements of Operations as “Less expenses waived by the Distributor” and these waivers are not subject to recoupment in subsequent fiscal periods. As distributor, BBTAMD is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the fiscal year ended September 30, 2009, BBTAMD received $499,548 from commissions earned on sales of shares of the Funds’ Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the fiscal year ended September 30, 2009 were $602,180. The fees may be used by BBTAMD to pay banks, broker dealers and other institutions, including affiliates of BB&T AM.

BB&T AM and/or its affiliates may pay out of their own bona fide profits compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Funds. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.

Certain officers and Trustees of the Funds are affiliated with BB&T AM, or the Sub-Administrator. Such officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board of Trustees are compensated at the annual rate of $30,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board of Trustees receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Additionally, the Chairman of the Board of Trustees and the Audit Committee Chairman each receive an annual retainer of $10,000, and the Chairman of the Nominations Committee receives $1,000 for each meeting attended. The fees are allocated across the Funds and the BB&T Variable Insurance Funds based upon relative net assets.

5.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

6.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Funds, pursuant to a Credit Agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid security liquidations that BB&T AM believes are unfavorable to shareholders. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never a net rate of less than two percent (2%) per annum. During the fiscal year ended September 30, 2009 the following Funds utilized lines of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
North Carolina Intermediate Tax-Free Fund	3.25%	$3,000	1	$—	$3,000
Virginia Intermediate Tax-Free Fund	2.00%	251,000	1	14	251,000

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

7.	Federal Income Tax Information:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
Large Cap Fund	$120,078,510	2017
Mid Cap Value Fund	233,334	2016
Mid Cap Value Fund	13,084,749	2017
Mid Cap Growth Fund	9,011,526	2017
Small Cap Fund*	2,350,415	2010
Small Cap Fund	982,080	2016
Small Cap Fund	10,282,133	2017
International Equity Fund	34,249,253	2017
Special Opportunities Equity Fund	24,473	2017
Equity Income Fund	1,752,496	2017
Short U.S. Government Fund	118,919	2012
Short U.S. Government Fund	2,094,190	2013
Short U.S. Government Fund	1,246,269	2014
Short U.S. Government Fund	3,940,976	2015
Short U.S. Government Fund	160,380	2016
Intermediate U.S. Government Fund	3,134,925	2014
Intermediate U.S. Government Fund	10,119,332	2016
Total Return Bond Fund	1,589,668	2015
Maryland Intermediate Tax-Free Fund	865	2017
South Carolina Intermediate Tax-Free Fund	16,576	2017
Capital Manager Conservative Growth Fund	122,214	2017
Capital Manager Moderate Growth Fund	508,094	2017
Capital Manager Growth Fund	1,235,282	2017
Capital Manager Equity Fund	958,260	2017

*	The amount of these losses that may be utilized is limited to $2,350,415 on an annual basis as a result of certain ownership changes in 2006.

Capital loss carryforwards utilized in the current year were $147,806, $1,216,700 and $5,169,505 for Short U.S. Government Fund, Intermediate U.S. Government Fund and Total Return Bond Fund, respectively. Short U.S. Government Fund had $350,536 and Small Cap Fund had $4,700, 830 in capital loss carryforwards that expired in the current year.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2009, were as follows:

	Distributions paid from		Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
	Ordinary Income	Net Long-Term Gains
Large Cap Fund	$ 3,095,069	$ —	$ 3,095,069	$ —	$ —	$ 3,095,069
Mid Cap Value Fund	527,216	—	527,216	—	—	527,216
Mid Cap Growth Fund	—	5,378,398	5,378,398	821,181	—	6,199,579
Small Cap Fund	—	—	—	—	—	—
International Equity Fund	2,410,124	—	2,410,124	—	—	2,410,124
Special Opportunities Equity Fund	2,000,916	12,366,207	14,367,123	2,664,763	—	17,031,886
Equity Income Fund	6,195,917	722,290	6,918,207	—	—	6,918,207
Short U.S. Government Fund	1,556,218	—	1,556,218	—	—	1,556,218
Intermediate U.S. Government Fund	5,245,906	—	5,245,906	—	—	5,245,906
Total Return Bond Fund	18,081,190	—	18,081,190	—	—	18,081,190
Kentucky Intermediate Tax-Free Fund	78,614	79,018	157,632	—	580,083	737,715
Maryland Intermediate Tax-Free Fund	67,470	65,809	133,279	—	589,996	723,275
North Carolina Intermediate Tax-Free Fund	799,514	451,034	1,250,548	—	4,606,284	5,856,832
South Carolina Intermediate Tax-Free Fund	213,453	140,118	353,571	—	742,791	1,096,362
Virginia Intermediate Tax-Free Fund	224,947	440,130	665,077	—	2,797,561	3,462,638
West Virginia Intermediate Tax-Free Fund	87,470	1,228	88,698	—	2,667,477	2,756,175
National Tax Free Money Market Fund	11,974	745	12,719	—	2,457,019	2,469,738
Prime Money Market Fund	13,466,347	—	13,466,347	—	—	13,466,347
U.S. Treasury Money Market Fund	740,484	—	740,484	—	—	740,484
Capital Manager Conservative Growth Fund	757,656	840,501	1,598,157	—	—	1,598,157
Capital Manager Moderate Growth Fund	934,441	—	934,441	—	—	934,441
Capital Manager Growth Fund	579,698	—	579,698	—	—	579,698
Capital Manager Equity Fund	190,556	—	190,556	—	—	190,556

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008, were as follows:

	Distributions paid from		Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
	Ordinary Income	Net Long-Term Gains
Large Cap Fund	$13,358,739	$86,391,629	$ 99,750,368	$ —	$99,750,368
Mid Cap Value Fund	12,060,136	15,851,309	27,911,445	—	27,911,445
Mid Cap Growth Fund	4,642,107	9,720,681	14,362,788	—	14,362,788
Small Cap Fund	571,040	6,961,030	7,532,070	—	7,532,070
International Equity Fund	3,556,351	12,199,987	15,756,338	—	15,756,338
Special Opportunities Equity Fund	4,562,577	9,456,338	14,018,915	—	14,018,915
Equity Income Fund	5,642,983	6,945,951	12,588,934	—	12,588,934
Short U.S. Government Fund	1,910,471	—	1,910,471	—	1,910,471
Intermediate U.S. Government Fund	6,118,277	—	6,118,277	—	6,118,277
Total Return Bond Fund	21,516,002	—	21,516,002	—	21,516,002
Kentucky Intermediate Tax-Free Fund	—	—	—	529,694	529,694
Maryland Intermediate Tax-Free Fund	—	—	—	423,473	423,473
North Carolina Intermediate Tax-Free Fund	76,486	397,834	474,320	4,235,863	4,710,183
South Carolina Intermediate Tax-Free Fund	61,456	95,804	157,260	636,262	793,522
Virginia Intermediate Tax-Free Fund	17,619	357,893	375,512	2,772,996	3,148,508
West Virginia Intermediate Tax-Free Fund	15,299	120,896	136,195	2,536,318	2,672,513
National Tax Free Money Market Fund	—	—	—	2,644,375	2,644,375
Prime Money Market Fund	55,744,159	—	55,744,159	—	55,744,159
U.S. Treasury Money Market Fund	19,611,212	—	19,611,212	—	19,611,212
Capital Manager Conservative Growth Fund	2,450,477	4,214,835	6,665,312	—	6,665,312
Capital Manager Moderate Growth Fund	3,380,453	8,858,612	12,239,065	—	12,239,065
Capital Manager Growth Fund	2,560,561	8,405,300	10,965,861	—	10,965,861
Capital Manager Equity Fund	1,314,812	5,384,279	6,699,091	—	6,699,091

*	Total Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

As of September 30, 2009, the components of accumulated earnings (deficit) on a tax basis was as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Large Cap Fund	$ 184,462	$ —	$ 184,462	$ —	$(154,252,485)	$29,461,372	$(124,606,651)
Mid Cap Value Fund	335,948	—	335,948	—	(43,510,227)	612,479	(42,561,800)
Mid Cap Growth Fund	—	—	—	—	(64,344,488)	16,261,279	(48,083,209)
Small Cap Fund	—	—	—	—	(21,483,312)	4,084,399	(17,398,913)
International Equity Fund	1,789,912	—	1,789,912	—	(65,357,466)	13,308,936	(50,258,618)
Special Opportunities Equity Fund	—	—	—	—	(29,289,414)	43,771,526	14,482,112
Equity Income Fund	758,137	—	758,137	(603)	(37,722,671)	7,451,177	(29,513,960)
Short U.S. Government Fund	109,972	—	109,972	(129,574)	(7,560,734)	752,467	(6,827,869)
Intermediate U.S. Government Fund	2,158,910	—	2,158,910	(285,955)	(13,254,257)	4,095,648	(7,285,654)
Total Return Bond Fund	1,633,241	—	1,633,241	(770,715)	(2,329,412)	12,670,438	11,203,552
Kentucky Intermediate Tax-Free Fund	37,056	76,482	113,538	(35,918)	—	1,099,245	1,176,865
Maryland Intermediate Tax-Free Fund	42,807	—	42,807	(43,307)	(865)	1,588,268	1,586,903
North Carolina Intermediate Tax-Free Fund	594,981	783,575	1,378,556	(333,546)	—	9,046,014	10,091,024
South Carolina Intermediate Tax-Free Fund	40,855	—	40,855	(39,627)	(26,377)	1,399,369	1,374,220
Virginia Intermediate Tax- Free Fund	741,410	348,797	1,090,207	(185,842)	—	6,502,020	7,406,385
West Virginia Intermediate Tax-Free Fund	157,234	126,213	283,447	(194,464)	—	3,831,184	3,920,167
National Tax-Free Money Market Fund	73,405	—	73,405	(72,517)	—	—	888
Prime Money Market Fund	8,174	—	8,174	(6,815)	—	—	1,359
U.S. Treasury Money Market Fund	—	—	—	(3,109)	—	5,161	2,052
Capital Manager Conservative Growth Fund	—	—	—	(1,106)	(9,096,754)	410,948	(8,686,912)
Capital Manager Moderate Growth Fund	—	—	—	(1,869)	(9,947,401)	(5,321,447)	(15,270,717)
Capital Manager Growth Fund	—	—	—	(261)	(10,150,630)	(6,358,398)	(16,509,289)
Capital Manager Equity Fund	—	—	—	—	(9,014,693)	(2,340,499)	(11,355,192)

*	Distributions Payable may differ from the Statements of Assets and Liabilities because distributions are recognized when actually paid for tax purposes. The primary differences between book basis and tax basis unrealized appreciation/(depreciation) were due to the deferral of losses on wash sales, mark-to-market adjustments on passive foreign investment companies and constructive sales on hedged positions, basis adjustments on partnership interests and the deferral of market discount and premium until point of sale.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ended September 30, 2010:

	Post-October Capital Losses	Post-October Currency Losses
Large Cap Fund	$34,173,975	$—
Mid Cap Value Fund	30,192,144	—
Mid Cap Growth Fund	55,332,962	—
Small Cap Fund	7,868,684	—

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

	Post- October Capital Losses	Post- October Currency Losses
International Equity Fund	$29,653,692	$1,454,521
Special Opportunities Fund	29,264,941	—
Equity Income Fund	35,970,175	—
Total Return Bond Fund	739,744	—
South Carolina Intermediate Tax-Free Fund	9,801	—
Capital Manager Conservative Growth Fund	8,974,540	—
Capital Manager Moderate Growth Fund	9,439,307	—
Capital Manager Growth Fund	8,915,348	—
Capital Manager Equity Fund	8,056,433	—

At September 30, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Fund	$ 181,829,741	$39,037,760	$ (9,576,388)	$29,461,372
Mid Cap Value Fund	222,305,178	28,313,261	(27,700,782)	612,479
Mid Cap Growth Fund	77,514,976	19,511,072	(3,249,793)	16,261,279
Small Cap Fund	29,431,432	5,410,356	(1,325,957)	4,084,399
International Equity Fund	73,525,176	19,399,981	(6,091,008)	13,308,973
Special Opportunities Equity Fund	447,748,438	70,741,016	(25,864,493)	44,876,523
Equity Income Fund	350,075,560	23,722,662	(16,321,239)	7,401,423
Short U.S. Government Fund	65,921,758	1,126,423	(373,956)	752,467
Intermediate U.S. Government Fund	191,964,889	4,655,366	(559,718)	4,095,648
Total Return Bond Fund	358,866,197	19,241,593	(6,571,155)	12,670,438
Kentucky Intermediate Tax-Free Fund	18,523,982	1,099,487	(242)	1,099,245
Maryland Intermediate Tax-Free Fund	27,123,624	1,588,269	(1)	1,588,268
North Carolina Intermediate Tax-Free Fund	155,586,205	9,109,943	(63,929)	9,046,014
South Carolina Intermediate Tax-Free Fund	27,060,169	1,402,377	(3,008)	1,399,369
Virginia Intermediate Tax-Free Fund	84,405,779	6,568,823	(66,803)	6,502,020
West Virginia Intermediate Tax-Free Fund	78,558,778	4,183,739	(352,555)	3,831,184
National Tax-Free Money Market Fund	260,610,893	—	—	—
Prime Money Market Fund	1,153,227,770	—	—	—
U.S. Treasury Money Market Fund	621,925,274	5,161	—	5,161
Capital Manager Conservative Growth Fund	14,059,731	1,380,292	(969,344)	410,948
Capital Manager Moderate Growth Fund	42,724,384	993,681	(6,315,128)	(5,321,447)
Capital Manager Growth Fund	34,527,042	457,131	(6,815,529)	(6,358,398)
Capital Manager Equity Fund	11,809,739	12,571	(2,353,070)	(2,340,499)

8.	Federal Insurance:

The Money Market Funds participated in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) during the 12-month period ended September 30, 2009. Subject to certain conditions and limitations, in the event that the per share value of a Money Market Fund fell below $0.995 and the Money Market Fund liquidated its holdings, the Program provided coverage to shareholders in the Money Market Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Money Market Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995.

As a participant in the Program, which expired on September 18, 2009, each of the Money Market Funds paid a fee of 0.01% multiplied by the number of outstanding shares of such Fund as of September 19, 2008 for the period September 19, 2008 through December 18, 2008. BB&T Prime Money Market Fund and BB&T National Tax-Free Money Market Fund continued to participate in the Program for the periods from December 19, 2008 through April 30, 2009, and from May 1, 2009 through September 18, 2009. These Funds each paid a fee of 0.015% multiplied by the number of outstanding shares of such Fund as of September 19, 2008 for the period December 19, 2008 through April 30, 2009 and for the period from May 1, 2009

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2009

through September 18, 2009. This expense was borne by the Money Market Funds, as described above, without regard to any expense limitation in effect for such Fund. The participation fees for the period September 19, 2008 through September 30, 2009 are included as “Government insurance fees” on the Statements of Operations.

9.	Subsequent Event:

At a meeting of the Board held on November 17, 2009, the Board approved the reorganization of the BB&T Mid Cap Growth Fund with and into the BB&T Mid Cap Value Fund and the reorganization of the BB&T Small Cap Fund with and into the Sterling Capital Small Cap Value Fund. The reorganizations are subject to shareholders’ approval and, if approved, are scheduled to be completed during the first quarter of 2010.

Management has evaluated the impact of all subsequent events on the Funds through November 20, 2009, the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BB&T Funds:

We have audited the accompanying statements of assets and liabilities of the BB&T Large Cap Fund, BB&T Mid Cap Value Fund, BB&T Mid Cap Growth Fund, BB&T Small Cap Fund, BB&T International Equity Fund, BB&T Special Opportunities Equity Fund, BB&T Equity Income Fund, BB&T Short U.S. Government Fund, BB&T Intermediate U.S. Government Fund, BB&T Total Return Bond Fund, BB&T Kentucky Intermediate Tax-Free Fund, BB&T Maryland Intermediate Tax-Free Fund, BB&T North Carolina Intermediate Tax-Free Fund, BB&T South Carolina Intermediate Tax-Free Fund, BB&T Virginia Intermediate Tax-Free Bond Fund, BB&T West Virginia Intermediate Tax-Free Fund, BB&T National Tax-Free Money Market Fund, BB&T Prime Money Market Fund, BB&T U.S. Treasury Money Market Fund, BB&T Capital Manager Conservative Growth Fund, BB&T Capital Manager Moderate Growth Fund, BB&T Capital Manager Growth Fund, and BB&T Capital Manager Equity Fund (collectively, the “Funds”), twenty-three of the funds constituting BB&T Funds, including the schedules of portfolio investments, as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, transfer agent of the underlying funds and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of the Funds as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, NY

November 20, 2009

BT&T Funds

September 30, 2009

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2009, tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions paid during the year from the following Funds are designated as:

	(a) Long-Term Capital Gain	(b) Qualified Dividend Income %	(c) (for corporate shareholders) Dividends Received Deduction %	(d) (for foreign shareholders) Qualified Short-Term Capital Gain %	(e) (for foreign shareholders) Qualified Interest Income %	(f) Exempt- Interest Dividend
Large Cap Fund	$—	100.00%	100.00%	—	0.70%	$—
Mid Cap Value Fund	—	100.00%	100.00%	—	1.86%	—
Mid Cap Growth Fund	5,378,398	—	—	—	—	—
International Equity Fund	—	52.21%	0.69%	—	0.68%	—
Special Opportunities Equity Fund	12,366,207	85.85%	79.69%	85.85%	1.06%	—
Equity Income Fund	722,290	100.00%	97.43%	—	1.06%	—
Short U.S. Government Fund	—	—	—	—	99.25%	—
Intermediate U.S. Government Fund	—	—	—	—	99.86%	—
Total Return Bond Fund	—	—	—	—	100.00%	—
Kentucky Intermediate Tax-Free Fund	79,018	—	—	100.00%	—	580,083
Maryland Intermediate Tax-Free Fund	65,809	—	—	100.00%	—	589,996
North Carolina Intermediate Tax-Free Fund	451,034	—	—	100.00%	100.00%	4,606,284
South Carolina Intermediate Tax-Free Fund	140,118	—	—	99.97%	—	742,791
Virginia Intermediate Tax-Free Fund	440,130	—	—	100.00%	—	2,797,561
West Virginia Intermediate Tax-Free Fund	1,228	—	—	99.95%	—	2,667,477
National Tax-Free Money Market Fund	745	—	—	95.19%	—	2,457,019
Prime Money Market Fund	—	—	—	0.09%	100.00%	—
U.S. Treasury Money Market Fund	—	—	—	—	96.77%	—
Capital Manager Conservative Growth Fund	840,501	23.79%	11.58%	—	70.56%	—
Capital Manager Moderate Growth Fund	—	40.47%	21.76%	—	57.49%	—
Capital Manager Growth Fund	—	62.07%	33.32%	—	37.67%	—
Capital Manager Equity Fund	—	100.00%	51.77%	—	0.58%	—

(a)	Each Fund designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.
(b)	Each Fund designates the maximum amount allowable, but not less than the percentages shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.
(c)	Each Fund designates the maximum amount allowable but not less than the percentages shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.
(d)	Each Fund designates the maximum amount allowable but not less than the percentages shown above as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.
(e)	Each Fund designates the maximum amount allowable but not less than the percentages shown above as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.
(f)	Each Fund designates the maximum amount allowable but not less than the amounts shown above as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

Capital gain dividends distributed during the fiscal year ended September 30, 2009 are generally subject to the maximum tax rate of 15%. In addition, Qualified Dividend Income is generally subject to a maximum rate of 15%.

The information reported herein may differ from the information and distributions paid to the shareholders subject to tax reporting.

BT&T Funds

September 30, 2009

For the fiscal year ended September 30, 2009, the following funds designate the maximum amount allowable but not less than the percentages of the following Funds investment company taxable income were derived from U.S. Treasury securities:

U.S. Government Income
Short U.S. Government Fund	7.49%
Intermediate U.S. Government Fund	5.81%
Total Return Bond Fund	1.09%
Prime Money Market Fund	3.42%
U.S. Treasury Money Market Fund	69.71%

For the fiscal year ended September 30, 2009, the following fund has made an election to pass-through the maximum amounts paid derived from foreign source income as well as any foreign taxes paid in accordance with Section 853 of the Internal Revenue Code to their shareholders or the following amounts:

	Foreign Dividend Income	Foreign Taxes Paid
International Equity Fund	$2,261,962	$219,519

BT&T Funds

September 30, 2009

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees, at a meeting held on August 24-25, 2009, formally considered the continuance of the Trust’s investment advisory agreement BB&TAM, which serves as investment adviser to all funds of the Trust (except the Sterling Capital Small Cap Value Fund). At that same meeting, the Board of Trustees considered the continuance of sub-advisory agreements of BB&TAM with Scott & Stringfellow, LLC (“Scott & Stringfellow”) with respect to the Special Opportunities Equity Fund and the Equity Income Fund; Federated Investment Management Company (“Federated”) with respect to the National Tax-Free Money Market Fund and the Prime Money Market Fund; Sterling Capital Management LLC (“Sterling Capital”) with respect to the Mid Cap Value Fund and the Total Return Bond Fund; and Artio Global Management LLC (“Artio”) with respect to the International Equity Fund. All the above referenced agreements are collectively the “Advisory Agreements” and are performed by the “Advisers”; the action considered was the “Continuance” of the Advisory Agreements.

The Trustees reviewed extensive material in connection with their consideration of the Continuance, including data from an independent provider of mutual fund data (as assembled by the Funds’ administrator), which included comparisons with industry averages for comparable funds for advisory fees, 12b-1 fees, and total fund expenses. The data reflected BB&TAM fee waivers in place, as well as BB&TAM’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by BB&TAM, which included a fund-by-fund analysis of performance and investment processes. Presentations were also provided by each entity utilized by BB&TAM as a sub-adviser. The Board also received fund-by-fund profitability information from BB&TAM, Scott & Stringfellow, Sterling Capital and Artio and firm-wide profitability information from Federated. The Independent Trustees also deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Continuance, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the Continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by Adviser and the Sub-Advisers

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser’s senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high quality service to the Trust, and the Trustees’ overall confidence in each Adviser’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Funds as well as each Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of Scott & Stringfellow, which engages in affiliated brokerage for portfolio trades for the Funds it sub-advises. The Trustees received information demonstrating a declining level of affiliated brokerage transactions by Scott & Stringfellow over the past year. The Trustees evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s benchmark and peer group. With regard to equity Funds, it was noted that there was a sharp dispersion of performance results ranging from the 4th to the 91st percentile for one-year performance and from the 2nd to the 97th percentile for three-year performance. The Trustees noted BB&TAM’s efforts to enhance the investment results of the equity teams. With respect to the fixed income Funds, it was noted that the average percentile ranking relative to peers for one-year and three-year performance had been strong. With respect to the Capital Manager Funds, it was noted that the Funds had generally outperformed benchmarks, but lagged peers, due to BB&TAM’s conservative approach to portfolio construction.

In the Trustees’ review of performance, long and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers over the most recent one year period. The Trustees noted that, although the performance of the Large Cap Fund continued to lag its peer group, BB&TAM’s Chief Investment Officer had increased his oversight of the portfolio management team, investment process, and portfolio composition. It was also noted that the Chief Investment Officer had similarly increased oversight with respect to the Mid Cap Growth Fund and Small Cap Fund. With respect to the International Equity Fund, Large Cap Fund, Mid Cap Growth Fund, and Small Cap Fund, it was the consensus of the

Trustees that each of these funds would be the subject of increased focus and review at upcoming meetings of the Board. With regard to International Equity Fund, the Trustees noted that the Fund had been more conservatively positioned than its peers in the first quarter of 2009, which had caused the Fund’s performance to lag during the most recent market rally. The Trustees noted that Artio had moderated its defensive position somewhat and had seen improved performance after the first quarter.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was acceptable or better or that in cases where performance issues were encountered, the Adviser was appropriately addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by BB&TAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers that are in place.

As part of their review, the Trustees considered benefits to the Adviser aside from investment advisory fees. The Trustees reviewed administration fees received by BB&TAM and considered the fallout benefits to BB&TAM such as the research services available to the Adviser by reason of brokerage commissions generated by the Funds’ turnover. The Trustees also considered benefits to BB&TAM’s affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Special Opportunities Equity Fund and the Equity Income Fund and sub-advisory fees received by its affiliate, Sterling Capital, for its management of the Mid Cap Value Fund and the Total Return Bond Fund. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid at a standard commission rate, which was consistent with that used by the Adviser with respect to all equity funds of the Trust and that such brokerage arrangements were considered by the Sub-Adviser to be advantageous.

The Trustees also considered information from BB&TAM regarding fees for separate accounts managed by BB&TAM with investment objectives and strategies similar to those of comparable BB&T Funds. The Trustees noted that the fees for separate accounts were generally lower than those for the Funds. The Trustees noted that a representative of BB&TAM explained that management of the Funds was a much more intensive process than management of separate accounts, including daily fluctuations in the size of the Funds and the need to comply with extensive and complex restrictions set by applicable regulation or established in controlling disclosure documents.

The Trustees also considered the reasonableness of advisory fees, and, where relevant, the profitability of the Advisers. In determining whether all other investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by BB&TAM, Scott & Stringfellow, Sterling Capital and Artio with respect to investment advisory services as well as firm-wide profitability information provided by Federated. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability to BB&TAM, Scott & Stringfellow, Sterling Capital, and Artio, as a result of their relationships with the Funds, was acceptable. With respect to the profitability of Federated, the Trustees found that while actual fund-specific information regarding the profitability of the firm was not available, it would not have been as helpful in assessing the Continuance of the Advisory Agreements as otherwise would have been the case since the fees were paid by BB&TAM. The Board concluded that the fees under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees found that the Adviser had generally reduced fund total expense ratios through fee waivers. The Trustees noted decreases in asset levels on a complex-wide basis during the past two years. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints, and found that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

BT&T Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdate, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; From 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation	30	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	From December 2003 to present, CEO, Montecito Advisors, Inc; from March 1996 to December 2003, President, Investment Affiliate, Inc.	30	Director, Montecito Advisors, Inc.

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From July 1998 to present, President of Peace College	30	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	30	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	30	None

BT&T Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEE

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

R. Lee Youngblood** Birthdate: 01/47	Trustee	Indefinite, 01/09 — Present	From April 1971 to present, employee of Branch Banking and Trust Company (currently Executive Vice President)	30	Director, Sterling Capital Management, LLC; Director, Scott & Stringfellow, LLC; Director, BB&T Investment Services, Inc.

*	The BB&T Fund Complex consists of two open-end investment management companies: the Trust and BB&T Variable Insurance Funds.
**	Mr. Youngblood is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Youngblood is an “interested person” because he owns shares of BB&T Corporation.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

E.G. Purcell, III Birthdate: 01/55	President and Secretary	Indefinite, President and Secretary, 11/ 08 — Present; Vice President, 11/00-11/08	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors

Todd M. Miller Birthdate: 09/71	Vice President	Indefinite, 08/05 — Present	From May 2009 to Present, Vice President, BB&T Asset Management, Inc.; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

BT&T Funds

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 04/07 — Present	From July 2004 to present, Chief Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Evergreen Investments; from November 1999 to January 2002, Compliance Manager - Mutual Fund Compliance, Banc of America Capital Management, LLC

Andrew J. McNally Birthdate: 12/70	Treasurer	Indefinite, 04/07 — Present	From January 2007 to present, Vice President and Senior Director, July 2000 to December 2006, Director, Fund Accounting and Administration Department, PNC Global Investment Servicing

Avery Maher Birthdate: 02/45	Assistant Secretary	Indefinite, 04/07 — Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, PNC Global Investment Servicing; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary, John Hancock Advisers, LLC

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

INVESTMENT ADVISER

BB&T Asset Management, Inc.

434 Fayetteville Street

5th Floor

Raleigh, NC 27601

DISTRIBUTOR

BB&T AM Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Ropes & Gray LLP

One Metro Center

700 12th Street, N.W.

Suite 900

Washington, D. C. 20005

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

Annual Report *September 30, 2009*

BBT-AR-ALL-0909

Sterling Capital Small Cap Value Fund

Annual Report	September 30, 2009

CAPITAL SMALL

CAP VALUE FUND

BB&T FUNDS

NOTICE OF PRIVACY POLICY & PRACTICES

BB&T Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the BB&T Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the BB&T Funds or service providers to the BB&T Funds.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the BB&T Funds:

•	as permitted by law — for example with service providers who maintain or service shareholder accounts for the BB&T Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the BB&T Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the BB&T Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the BB&T Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the BB&T Funds.

1	For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the BB&T Funds and individuals who provide nonpublic personal information to the BB&T Funds, but do not invest in BB&T Funds shares.

STERLING CAPITAL

SMALL CAP VALUE FUND

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after period end. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-450-3722; and (ii) on the SEC’s website at http://www.sec.gov.

STERLING CAPITAL

SMALL CAP VALUE FUND

OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

To Our Fellow Shareholders:

For the year ended September 30, 2009, the Sterling Capital Small Cap Value Fund (the “Fund”) produced a return of 8.68% versus the Russell 2000 Value Index return of -12.61%. Cleary, this year stood in stark contrast to 2008. One year ago, the U.S. capital markets had seized up, reacting to the risk that large financial institutions, made insolvent through leverage and lending in residential real estate, would in turn create the second U.S. depression in 80 years. The U.S. government reacted to these realities through capital support for key financial institutions and a sundry of other loan guarantee programs for various financial assets. The U.S. government went further, however, by offering tax credits for homebuyers, cash for clunkers, and producing an enormous $787 billion stimulus plan with plenty of transfer payments that do little to stimulate economic activity. The government’s aptitude for spending continues undiminished as it entertains a health care overhaul that will cost taxpayers almost a trillion dollars over the coming decade. This is not lost on the world’s view of our fiscal prudence as the value of the U.S. dollar continues to fall.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-450-3722. Returns assume reinvestment of all dividend and capital gains distributions. In the current prospectus, the total expense ratio for the Fund is 1.76%.

1

STERLING CAPITAL

SMALL CAP VALUE FUND

As of this writing, economic activity had stemmed its free fall although the unemployment rate, as a lagging measure of economic activity, is expected to remain stubbornly high for a while longer. Stocks have rallied as the Government bailout measures and aggressive cost cutting throughout corporate America have produced profits in excess of expectations. Credit markets have improved, allowing some corporations to re-finance upcoming debt maturities.

We believe that there remain, however, significant headwinds to economic stability, including rising federal and state budget deficits and declining commercial real estate values. While not as significant in size as residential real estate, lending institutions will likely need to write down commercial real estate loans for the next couple of years, which may force these institutions into additional capital raising exercises and more conservative lending postures. In your portfolio, we have managed the commercial real estate exposure to be modest and held in what we believe are strongly capitalized institutions relative to the Russell 2000 Value Index.

Residential real estate, however, appears to be finding a bottom. While home prices throughout the country continue to demonstrate year-over-year declines in value, there are signs of stabilization as low interest rates, tax incentives, and housing affordability are beginning to spur a rise in existing home sales – at least at the low end of the market. Further, in many of the hardest hit regions of the country, monthly home pricing trends are actually showing month-to-month gains.

2

STERLING CAPITAL

SMALL CAP VALUE FUND

As policymakers in Washington debate the merits of massive healthcare reform, many stocks within this sector have become increasingly volatile. Due to this volatility we believe that attractive investment opportunities are being created in certain insurers and healthcare providers. Insurers with strong balance sheets should allow them to quickly adapt to the altered playing field. Importantly, valuations as measured by both price-to-earnings and free cash flow yield, in our opinion, offer strong investment appeal throughout this sector.

In summary, we believe that investors should recognize that stock prices lead future economic activity rather than lag it. When Warren Buffett wrote his “Buy American, I Am” article, published in the New York Times last year, he said that stock prices discounted tremendous fear and that recessions have normally been infrequent events in our country’s history. We shared Mr. Buffet’s view and positioned the portfolio into more “offensive” ideas and were rewarded throughout the year. We have been active in trimming and selling more fully valued positions into this rally and reinvesting in businesses that we believe demonstrate better risk-adjusted returns.

We will continue to look for businesses that we believe demonstrate strong cash generating profiles at modest valuations. The recent rally in the market has made this more difficult. The markets, however, are dynamic and opportunities are available for disciplined investors willing to focus on the fundamentals.

Sincerely,

STERLING CAPITAL MANAGEMENT

Eduardo A. Brea, CFA

3

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2009

Comparison of Change in the Value of a $10,000 Investment in the Sterling Capital Small Cap Value Fund and the Russell 2000 Value Index

These figures quoted represent past performance. Past performance is no guarantee of future performance and should not be considered as a representation of future results of the Fund. If the Fund’s investment adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month-end, please call 1-866-450-3722.

The performance information for the Sterling Shares prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of the Advisor’s Inner Circle Fund (the “Acquired Fund”), which transferred all of the assets and liabilities to the Fund pursuant to a reorganization on 12/18/06. Performance information prior to 3/16/01 relates to the UAM Fund Inc.’s Sterling Partners’ Small Cap Value Portfolio, the assets of which were acquired by the Acquired Fund. The Acquired Fund’s investment program was substantially similar to that of the Fund. The performance of the Sterling Shares would have been different because Sterling Shares have different expenses than the predecessor’s Institutional Shares.

-

The Russell 2000 Value Index is an unmanaged index comprised of Russell 2000 securities (2000 stocks of U.S. companies with small market capitalizations) which have lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect transaction costs. A direct investment in an unmanaged index is not possible.

Investing in small capitalization companies involves greater risk such as higher volatility and less liquidity than investing in larger more established companies.

4

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2009

SECTOR WEIGHTINGS†

†	Percentages based on market value of total investments.
*	Short-Term Investments represents the invested cash collateral received in connection with securities lending (see Note 2) and other cash equivalents.

SCHEDULE OF PORTFOLIO INVESTMENTS

COMMON STOCKS* — 96.5%

	Shares	Market Value

CONSUMER DISCRETIONARY — 15.1%
Exide Technologies (a)	117,300	$934,881
Interpublic Group of Cos., Inc. (The) (a)	127,250	956,920
K-Swiss, Inc., Class A	18,650	163,933
Meredith Corp. (b)	26,750	800,895
Regis Corp.	33,517	519,513
Signet Jewelers, Ltd.	19,501	513,461

		3,889,603

CONSUMER STAPLES — 2.4%
Winn-Dixie Stores, Inc. (a)	47,984	629,550

FINANCIAL SERVICES — 27.7%
AmeriCredit Corp. (a) (b)	31,550	498,175
Assured Guaranty, Ltd.	9,450	183,519
Avatar Holdings, Inc. (a)	13,635	259,065
Brookline Bancorp, Inc.	25,950	252,234
Comerica, Inc.	9,400	278,898
Endurance Specialty Holdings, Ltd. (b)	19,450	709,342
Fair Isaac Corp.	30,000	644,700
First Citizens BancShares, Inc., Class A	5,214	829,547
First Horizon National Corp. (a)	23,580	311,961
Highwoods Properties, Inc.	18,200	572,390
Horace Mann Educators Corp.	34,000	474,980
Investment Technology Group, Inc. (a)	8,800	245,696

The accompanying notes are an integral part of the financial statements.

5

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2009

COMMON STOCKS* — continued

	Shares	Market Value

Marshall & Ilsley Corp.	52,100	$420,447
Parkway Properties, Inc.	4,709	92,767
StanCorp Financial Group, Inc.	16,300	658,031
Synovus Financial Corp.	126,600	474,750
Washington Federal, Inc.	13,650	230,139

		7,136,641

HEALTH CARE — 4.5%
Coventry Health Care, Inc. (a)	14,200	283,432
Healthspring, Inc. (a)	20,769	254,420
IMS Health, Inc.	18,900	290,115
Martek Biosciences Corp. (a)	10,200	230,418
Palomar Medical Technologies, Inc. (a)	5,800	94,018

		1,152,403

INDUSTRIALS — 0.2%
Colfax Corp. (a)	4,400	46,772

MATERIALS & PROCESSING — 8.3%
Cabot Microelectronics Corp. (a)	14,800	515,928
Louisiana-Pacific Corp. (a)	132,300	882,441
Mueller Industries, Inc.	15,100	360,437
Sensient Technologies Corp.	13,343	370,535

		2,129,341

ENERGY — 2.7%
Holly Corp.	21,250	544,425
Resolute Energy Corp. (a)	15,300	158,355

		702,780

PRODUCER DURABLES — 12.2%
Covanta Holding Corp. (a)	34,650	589,050
ICT Group, Inc. (a)	34,160	358,680
Knoll, Inc.	16,200	168,966
Smith (A.O.) Corp.	20,175	768,668
UTi Worldwide, Inc.	60,600	877,488
Viad Corp.	19,283	383,925

		3,146,777

The accompanying notes are an integral part of the financial statements.

6

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2009

COMMON STOCKS* — continued

	Shares	Market Value

TECHNOLOGY — 16.8%
Axcelis Technologies, Inc. (a)	113,515	$136,218
Black Box Corp.	18,165	455,760
Compuware Corp. (a)	67,300	493,309
CSG Systems International, Inc. (a)	14,650	234,547
EarthLink, Inc.	83,200	699,712
MicroStrategy, Inc., Class A (a)	10,053	719,192
National Semiconductor Corp.	49,500	706,365
Orbotech, Ltd. (a)	64,023	605,337
Voyager Learning Co. (a)	60,200	285,950

		4,336,390

UTILITIES — 6.6%
ALLETE, Inc.	14,400	483,408
Cleco Corp.	27,800	697,224
NII Holdings, Inc. (a)	17,700	530,646

		1,711,278

TOTAL COMMON STOCKS (Cost $22,907,859)		24,881,535

INVESTMENT COMPANIES — 2.3%
Federated Treasury Obligations Fund, Institutional Shares
(Cost $598,114)	598,114	598,114

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 3.4%
	Principal Amount
Pool of Various Securities (Cost $910,967)	$910,967	879,427

TOTAL INVESTMENTS (Cost $24,416,940) — 102.2%		26,359,076

NET OTHER ASSETS (LIABILITIES) — (2.2)%		(569,183)

NET ASSETS — 100.0%		$25,789,893

*	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2009.

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at value (Cost $24,416,940)*	$26,359,076
Receivable for investment securities sold	33,669
Receivable for capital shares sold	439,530
Dividends and securities lending income receivable	15,303
Prepaid expenses	9,297

Total Assets	26,856,875

Liabilities:
Payable for collateral received on loaned securities	910,967
Payable for investment securities purchased	117,272
Payable for capital shares redeemed	4,460
Accrued expenses and other payables:
Investment advisory fees	9,014
Administration fees	2,003
Compliance service fees	385
Other	22,881

Total Liabilities	1,066,982

Net Assets	$25,789,893

NET ASSETS CONSIST OF:
Paid-in capital	$31,168,600
Undistributed net investment income	36,615
Accumulated net realized loss on investments	(7,357,458)
Net unrealized appreciation on investments	1,942,136

Net Assets	$25,789,893

Sterling Shares:
Shares Issued and Outstanding (unlimited authorization — no par value)	2,510,892

Net Asset Value, Offering and Redemption Price Per Share	$ 10.27

*	The market value of securities on loan is $887,707.

The accompanying notes are an integral part of the financial statements.

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STERLING CAPITAL

SMALL CAP VALUE FUND

FOR THE YEAR ENDED

SEPTEMBER 30, 2009

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$255,052
Income from securities lending	11,921

Total Investment Income	266,973

Expenses:
Investment advisory fees	146,349
Administration fees (Note 4)	16,267
Accounting fees (Note 4)	1,626
Custodian fees	5,000
Interest expense	221
Printing fees	17,684
Professional fees	6,655
Registration and filing fees	19,162
Transfer agent fees (Note 4)	70,506
Trustees’ fees	1,017
Other expenses	5,907

Total Expenses	290,394
Less:
Waiver of investment advisory fees (Note 4)	(60,037)

Net Expenses	230,357

Net Investment Income	36,616

Realized/Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(6,586,015)
Net change in unrealized appreciation/depreciation on investments	7,332,034

Net Realized/Unrealized Gain on Investments	746,019

Net Increase in Net Assets Resulting from Operations	$782,635

The accompanying notes are an integral part of the financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2009	Year Ended September 30, 2008
Operations:
Net Investment Income	$36,616	$1,688
Net Realized Gain (Loss) on Investments	(6,586,015)	1,507,848
Net Change in Unrealized Appreciation/Depreciation on Investments	7,332,034	(8,654,277)

Net Increase (Decrease) in Net Assets Resulting From Operations	782,635	(7,144,741)

Distributions:
Realized Capital Gains	(629,909)	(7,479,296)

Capital Share Transactions:
Issued	8,470,107	3,312,898
Reinvestment of Distributions	606,770	7,112,610
Redeemed	(6,074,530)	(18,619,373)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,002,347	(8,193,865)

Total Increase (Decrease) in Net Assets	3,155,073	(22,817,902)
Net Assets:
Beginning of year	22,634,820	45,452,722

End of year (Includes Undistributed Net Investment Income of $36,615 and $0, respectively)	$25,789,893	$22,634,820

Share Transactions:
Issued	971,707	301,948
Reinvestment of Distributions	98,342	640,199
Redeemed	(846,871)	(1,751,575)

Net Increase (Decrease) in Shares Outstanding	223,178	(809,428)

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

Sterling Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated

	Year Ended September 30, 2009	Year Ended September 30, 2008		Period Ended September 30, 2007*		Years Ended October 31,
						2006		2005		2004
Net Asset Value, Beginning of Period	$9.89	$14.68		$18.36		$18.22		$18.33		$16.17

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.02 (1)	—	(1)(2)	(0.01	)(1)	(0.04	)(1)	0.01	(1)	0.07
Net Realized and Unrealized Gain (Loss)	0.65 (1)	(2.24	)(1)	0.68	(1)	3.09	(1)	1.61	(1)	2.61

Total from Investment Operations	0.67	(2.24)		0.67		3.05		1.62		2.68

Distributions:
Net Investment Income	—	—		—		(0.02)		—		(0.07)
Net Realized Capital Gains	(0.29)	(2.55)		(4.35)		(2.89)		(1.73)		(0.45)

Total Distributions	(0.29)	(2.55)		(4.35)		(2.91)		(1.73)		(0.52)

Net Asset Value, End of Period	$10.27	$9.89		$14.68		$18.36		$18.22		$18.33

Total Return †	8.68%	(17.16)%		3.67	%(3)	19.31%		9.24%		17.03%

Ratios and Supplemental Data
Net Assets, End of Period (000)	$25,790	$22,635		$45,453		$60,737		$99,201		$247,954
Ratio of Expenses to Average Net Assets	1.42%	1.26%		1.18	%(4)	1.25	%(5)	1.25	%(5)	1.25%
Ratio of Expenses to Average Net Assets (without waivers and fees paid indirectly)	1.79%	1.40%		1.41	%(4)	1.63%		1.47%		1.36%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.23%	0.01%		(0.07	)%(4)	(0.26)%		0.06%		0.33%
Portfolio Turnover Rate	89%	64%		82	% (3)	56%		45%		41%

*	The Fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2007.
†

Total return is for the period indicated and has not been annualized. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return would have been lower if the Adviser did not waive a portion of its fee. The performance information for the Sterling Shares prior to 12/18/06 is based on the performances of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisor’s Inner Circle Fund which transferred all of its assets and liabilities to the Fund pursuant to a reorganization.

(1)	Per share calculations based on average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Not Annualized.
(4)	Annualized.
(5)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would not significantly differ.

The accompanying notes are an integral part of the financial statements.

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SEPTEMBER 30, 2009

NOTES TO FINANCIAL STATEMENTS

1. Organization:

BB&T Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The Trust consists of twenty-five series of units of beneficial interest (“Shares”) offered to the public, each representing interests in one of twenty-five separate investment portfolios. These financial statements pertain to the Sterling Capital Small Cap Value Fund (the “Fund”) only. The financial statements of the remaining series are presented in separate documents. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies.

The Fund may offer to the public four classes of Shares: Class A Shares, Class B Shares, Class C Shares and Sterling Shares. Currently, the Fund only offers Sterling Shares to the public. The Fund is an “open-end” “diversified” management company, as defined in the 1940 Act.

Each class of Shares has identical rights and privileges except with respect to the voting rights on matters affecting a single class of shares and the exchange privilege of each class of Shares.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in the preparation of financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Fund in securities the principal market for which is a securities exchange or an over-the counter market are valued at their latest available sales price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price), or, absent such a price, by reference to the latest available bid price in the

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SEPTEMBER 30, 2009

principal market in which such securities are normally traded. Securities the principal market for which is not a securities exchange are valued at their latest bid quotation in such principal market. The Fund may also use an independent pricing service approved by the Board of Trustees (the “Board”). Short-term securities are valued either at amortized cost or original cost plus interest, which approximates current value.

Securities for which market prices are not readily available or deemed unreliable are valued as determined by the BB&T Funds’ Pricing Committee (“Pricing Committee”) in their best judgment pursuant to procedures established by and under the general supervision of the Board. Some of the more common reasons that may necessitate that a security be valued by the Pricing Committee include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or an event occurs that materially affects the furnished price. There were no securities valued by the Pricing Committee as of September 30, 2009.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Fund’s investments as of September 30, 2009 is as follows:

Investments in Securities	Level 1 — Quoted Prices*	Level 2 —Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total Fair Value
Common Stocks	$24,881,535	$—	$—	$24,881,535
Investment Companies	598,114	—	—	598,114
Securities Held as Collateral for Securities on Loan	—	879,427	—	879,427

Total	$25,479,649	$879,427	$—	$26,359,076

*	Industry classifications as defined on the Schedule of Portfolio Investments.

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SEPTEMBER 30, 2009

Securities Transactions and Related Income — During the period, securities transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date of the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses — Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund in the Trust or another reasonable basis. Expenses which are attributable to both the Trust and the BB&T Variable Insurance Funds are allocated across the Trust and BB&T Variable Insurance Funds, based upon relative net assets or on another reasonable basis.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

Federal Income Taxes — It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

Security Loans — The Fund may loan securities secured by collateral in the form of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable letters of credit, U.S. dollars, cash or other forms of collateral as may be agreed between the Trust and Mellon Bank, N.A., the lending agent (“Mellon”). A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of income and earnings from the investment and reinvestment of cash collateral received and held on behalf of the Fund (after payment of a “broker rebate fee” to the borrower). In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. A Fund also continues to receive interest or dividends on the securities loaned. Although security loans are secured at all times by collateral, the loans may not be fully supported if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. Concurrently with the delivery of a Fund’s securities to a borrower,

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STERLING CAPITAL

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SEPTEMBER 30, 2009

Mellon is required to obtain from the borrower collateral equal to at least 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities, and at least 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. If at the close of trading on any business day the market value of the collateral is less than 100% of the market value of such loaned securities as of such business day, the borrower is required to deliver additional collateral which will cause the total collateral to be equal to not less than 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities and 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. The Fund bears all of the gains and losses on such investments. Cash collateral received by the Fund at September 30, 2009, was invested in the BNY Institutional Cash Reserve Fund (“ICRF”) Series A and B, an unregistered investment pool managed by Mellon, which was invested in repurchase agreements and Lehman Brothers.

The net asset value of a Fund may be affected by an increase or decrease in the value of the securities loaned or by an increase or decrease in the value of the ICRF or any other investment vehicle in which cash collateral may be invested. At September 30, 2009, the ICRF held investments in Lehman Brothers (Series B) which was in default. The default resulted in the value of the ICRF being less than the amount of collateral owed back to the borrowing brokers. The difference between the value of the collateral investments in the ICRF and what is owed to the borrowing brokers negatively affects net asset value of the Fund. The difference between the value of the collateral investments in the ICRF and what is owed to borrowing brokers negatively impacted the NAV of the Fund at September 30, 2009 by $0.01 per share.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. The Fund is indemnified from losses resulting from brokers failing to return securities. As the securities lending agent for the Fund, Mellon receives for its services 20% of the revenues earned on the securities lending activities and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the advisor or the distributor. In connection with lending securities, the Fund may pay reasonable administrative and custodial fees. The value of the securities on loan and the liability to return the related collateral at September 30, 2009 are shown on the Statement of Assets and Liabilities. At September 30, 2009, the Fund had the following loan(s) outstanding:

Value of Loaned Securities	Cost of Cash Collateral	Value of Cash Collateral	Average Value on Loan for the Year Ended September 30, 2009
$887,707	$910,967	$879,427	$875,160

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SEPTEMBER 30, 2009

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2009, were $16,779,090 and $14,787,283 respectively.

4. Related Party Transactions:

Investment advisory and management services are provided to the Fund by Sterling Capital Management, LLC (the “Advisor”) pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) dated July 1, 2006, amended, and restated August 28, 2008. The Advisor is a successor to Sterling Capital Management Company, which was a wholly-owned subsidiary of United Asset Management. On April 1, 2005, BB&T Corporation acquired a 70% ownership interest in the Advisor. The Advisor now operates as an independently managed subsidiary of BB&T Corporation.

Under the Advisory Agreement, the Advisor receives an annual fee equal to (a) 0.90% of the Fund’s average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund’s expenses and increase net income of the Fund during the period when such lower fee is in effect. The Advisor has contractually agreed to limit its advisory fee paid by the Fund to 0.80% through January 31, 2010. In addition, the Advisor voluntarily waived additional advisory fees during the period. Voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods and may be discontinued at any time. Any reductions in advisory fees are reflected as “Waiver of investment advisory fees” in the Statement of Operations.

BB&T Asset Management, Inc. (“BB&T AM” or the “Administrator”) serves as the administrator to the Fund pursuant to the administration agreement effective as of April 23, 2007. The Fund pays its portion of a fee to BB&T AM for providing administration services based on the aggregate assets of the Trust and the BB&T Variable Insurance Funds at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statement of Operations as “Administration fees”. Pursuant to a sub-administration agreement with BB&T AM, PNC Global Investment Servicing (U.S.) Inc. (“PNC”) serves as the sub-administrator to the Fund subject to the general supervision of the Board and BB&T AM. For these services, PNC is entitled to a fee payable by BB&T AM.

PNC serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statement of Operations as “Accounting fees” and “Transfer agent fees”.

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SEPTEMBER 30, 2009

U.S. Bank National Association (“U.S. Bank”) acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund. Mellon serves as the securities lending agent to the Fund.

BB&T AM’s Chief Compliance Officer (“CCO”) serves as the Fund’s CCO. The CCO’s compensation is reviewed and approved by the Fund’s Board and paid by BB&T AM. However, the Fund reimburses BB&T AM for its allocable portion of the CCO’s salary. Expenses incurred for the fund, if any, are reflected on the Statement of Operations as “Chief Compliance Officer fees”.

Certain Officers and Trustees of the Fund are affiliated with the adviser, the administrator, or the sub-administrator. Such Officers and Trustees receive no compensation from the Trust for serving in their respective roles. Each of the Trustees who is not an interested person (as defined in the 1940 Act) of the Trust is compensated at the annual rate of $30,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone. Each Trustee serving on a Committee of the Board of Trustees receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Additionally, the Chairman of the Board and Audit Committee Chairman each receive an annual retainer of $10,000, and the Chairman of the Nominations Committee receives $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Trust and the BB&T Variable Insurance Funds based upon relative net assets.

5. Line of Credit:

U.S. Bank has made available a credit facility to the Fund, pursuant to a Credit Agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Fund to avoid security liquidations that BB&T AM believes are unfavorable to shareholders. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never a net rate of less than two percent (2%) per annum. During the fiscal year ended September 30, 2009, the Fund utilized the line of credit as follows:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Sterling Capital Small Cap Value Fund	1.50%	$324,733	15	$221	$591,000

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6. Federal Income Tax Information:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009, the Fund has net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Amount	Expires
$1,483,067	2017

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial reporting and tax reporting. Permanent book and tax differences relating to prior year net operating losses and current year distribution redesignations resulted in reclassifications to undistributed net investment income and accumulated net realized gain (loss). These reclassifications had no impact on the net assets or net asset value of the Fund. Accordingly, the following permanent difference amounts have been reclassified to/from the following accounts as of September 30, 2009:

Undistributed Net Investment Income	Accumulated Realized Gain	Paid-in Capital
$(1)	$1	$—

The tax character of distributions paid during the fiscal year ended September 30, 2009 and fiscal year ended September 30, 2008, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2009	$26,070	$603,839	$629,909
2008	2,550,158	4,929,138	7,479,296

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SEPTEMBER 30, 2009

As of September 30, 2009, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	$35,555
Accumulated Capital and Other Losses	(5,782,880)
Unrealized Appreciation	368,618

Total Accumulated losses	$(5,378,707)

The differences between the components of Accumulated losses on a tax basis and the amounts reflected in the statement of net assets are due to temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to differing book and tax treatment for wash sales and post October losses.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ended September 30, 2010 of $4,299,813.

The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at September 30, 2009, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$25,990,458	$3,638,089	$(3,269,471)	$368,618

7. Other:

At September 30, 2009, 64% of total shares outstanding were held by three record shareholders of the Fund each owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

8. Subsequent Events:

At a meeting of the Board held on November 17, 2009, the Board approved the reorganization of the BB&T Small Cap Fund with and into the Fund. The reorganization is subject to approval by shareholders of BB&T Small Cap Fund and, if approved, is scheduled to be completed during the first quarter of 2010.

Management has evaluated the impact of all subsequent events on the Fund through November 20, 2009, the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

BB&T Funds:

We have audited the accompanying statement of assets and liabilities of the Sterling Capital Small Cap Value Fund (the “Fund”), one of the funds constituting BB&T Funds, including the schedule of portfolio investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sterling Capital Small Cap Value Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 20, 2009

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STERLING CAPITAL

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DISCLOSURE OF FUND EXPENSES (unaudited)

As a shareholder of the BB&T Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 through September 30, 2009.

• Actual Example. The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical Example for Comparison Purposes. The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/09	Ending Account Value 09/30/09	Expenses Paid During Period* 04/01/09 – 09/30/09	Annualized Expense Ratio During Period 04/01/09 – 09/30/09
Sterling Capital Small Cap Value Fund — Sterling Shares
Actual Fund Return	$1,000.00	$1,656.50	$8.72	1.31%
Hypothetical 5% Return	$1,000.00	$1,018.50	$6.63	1.31%
*Expenses	are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent period ended divided by the number of days in the fiscal year (to reflect the one-half year period).

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BOARD CONSIDERATION OF ADVISORY AGREEMENTS

The Board of Trustees, at a meeting held on August 24-25, 2009, formally considered the continuance of the investment advisory agreement between the Advisor and the Trust with respect to the Fund.

The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreement, including data from an independent provider of mutual fund data (as assembled by the Fund’s administrator), which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees, and total fund expenses. The data reflected the Adviser’s fee waivers in place, as well as the Adviser’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by the Adviser, which included an analysis of the Fund’s performance and investment process. The Board also received profitability information from the Adviser. The Independent Trustees deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreement, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Adviser, as provided in the Advisory Agreement, were fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of the Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Adviser to provide high quality service to the Fund, and the Trustees’ overall confidence in the Adviser’s integrity.

The Trustees received information concerning the Adviser’s expertise in value investing and the investment philosophy and investment processes applied by the Adviser in managing the Fund. The Trustees reviewed the Adviser’s Form ADV as well. The Trustees also considered information regarding regulatory compliance

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and compliance with the investment policies of the Fund. The Trustees evaluated the procedures of the Adviser designed to fulfill the Adviser’s fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser’s codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Adviser, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was satisfactory.

Investment Performance

The Trustees considered performance results of the Fund in absolute terms and relative to benchmark and peer group performance. It was noted that the Fund had outperformed its benchmark and peer group for the year-to-date period and that the Fund had competitive performance over longer measurement periods. Taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the Adviser had produced acceptable performance in its management of the Fund.

Cost of Services, Including the Profits Realized by the Adviser and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by the Adviser to the Fund, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers that are in place.

As part of their review, the Trustees considered information from the Adviser regarding fees for separate accounts managed by the Adviser with investment objectives and strategies similar to those of the Fund. The Trustees also considered benefits to the Adviser aside from investment advisory fees. The Trustees considered benefits to the Adviser’s affiliates, including administration fees received by BB&T Asset Management, Inc.

Consideration of the reasonableness of advisory fees also took into account information regarding the profitability of the Adviser. With respect to such information, the Trustees recognized that profitability data was unaudited and represented the Adviser’s own determination of revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors. Based on their review, the Trustees concluded that the profitability to the Adviser, as a result of its relationships with the Fund, was acceptable. The Board also concluded that the fees under the Advisory Agreement were fair and reasonable, in light of the services and benefits provided to the Fund.

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Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Fund’s assets. The Trustees found that the asset levels of the Fund were not currently so large as to warrant formal contractual breakpoints, and that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

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TRUSTEES AND OFFICERS

Overall responsibility for the management of the Fund rests with its Board of Trustees (“Trustees”). The Trustees elect the officers of the Fund to supervise actively its day-to-day operations. The names of the Trustees, birth date, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Fund are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES
Name and Birthdate	Position(s) Held With The Fund	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee
Thomas W. Lambeth Birthdate: 1/35	Trustee Chairman of the Board of Trustees	Indefinite, 8/92 – Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; from 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation	30	None

Drew T. Kagan Birthdate: 2/48	Trustee	Indefinite, 8/00 –Present	From December 2003 to present, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	30	Director, Montecito Advisors, Inc.

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 2/01 – Present	From July 1998 to present, President of Peace College	30	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite 5/04 – Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as the Deputy Director of Private Client Group and Senior Executive Vice President	30	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite 11/04 – Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	30	None

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INTERESTED TRUSTEE
Name and Birthdate	Position(s) Held With The Fund	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee
R. Lee Youngblood** Birthdate: 1/47	Trustee	Indefinite, 1/09 – Present	From April 1971 to present, employee of Branch Banking and Trust Company (currently Executive Vice President)	30	Director, Sterling Capital Management, LLC; Director, Scott & Stringfellow, LLC; Director, BB&T Investment Services, Inc.

*	The Fund Complex consists of two open-end investment management companies: the Trust and the BB&T Variable Insurance Funds.
**	Mr. Youngblood is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. Mr. Youngblood is an “interested person” because he owns shares of BB&T Corporation.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

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The following table shows information for officers of the Fund:

OFFICERS
Name and Birthdate	Position(s) Held With The Fund	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years
E.G. Purcell, III Birthdate: 1/55	President and Secretary	Indefinite, President and Secretary, 11/08-Present; Vice President, 11/00-11/08	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors

Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05-Present	From May 2009 to Present, Vice President, BB&T Asset Management, Inc.; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 4/07-Present	From July 2004 to present, Chief Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Evergreen Investments; from November 1999 to January 2002, Compliance Manager — Mutual Fund Compliance, Banc of America Capital Management, LLC

Andrew J. McNally Birthdate: 12/70	Treasurer	Indefinite, 4/07-Present	From January 2007 to present, Vice President and Senior Director, July 2000 to December 2006, Director, Fund Accounting and Administration Department, PNC Global Investment Servicing

Avery Maher Birthdate: 2/45	Assistant Secretary	Indefinite 4/07-Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, PNC Global Investment Servicing; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary, John Hancock Advisers, LLC

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NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have a September 30, 2009, tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that distributions paid during the year from the Fund are designated as:

(a) Long-Term Capital Gain	(b) Qualified Dividend Income %	(c) (for corporate shareholders) Dividends Received Deduction %	(d) (for foreign shareholders) Qualified Interest Income %
603,839	100%	100%	0.25%

(a)	The Fund designates the maximum amount allowable but not less than the amount shown above as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.
(b)	The Fund designates the maximum amount allowable, but not less than the percentage shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.
(c)	The Fund designates the maximum amount allowable but not less than the percentage shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.
(d)	The Fund designates the maximum amount allowable but not less than the percentage shown above as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

Capital gain dividends distributed during the fiscal year ended September 30, 2009 are generally subject to the maximum tax rate of 15%. In addition, Qualified Dividend Income is generally subject to a maximum rate of 15%.

The information reported herein may differ from the information and distributions paid to the shareholders subject to tax reporting.

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Sterling Capital Small Cap Value Fund

P.O. Box 9652

Providence, RI 02940-9652

1-866-450-3722

Adviser:

Sterling Capital Management, LLC

Two Morrocroft Centre

4064 Colony Road, Suite 300

Charlotte, NC 28211

Distributor:

BB&T AM Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

Administrator:

BB&T Asset Management, Inc.

434 Fayetteville Street Mall

5th Floor

Raleigh, NC 27601

Legal Counsel:

Ropes and Gray LLP

One Metro Center

700 12th Street, N.W.

Suite 900

Washington D.C. 20005

Transfer Agent:

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

This information must be preceded or accompanied by a current prospectus for the Fund described.

A25-AR-0909

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $444,960 for 2009 and $432,000 for 2008.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2008.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $95,760 for 2009 and $93,000 for 2008. Fees for both 2009 and 2008 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2008.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $18,000 for 2009 and $385,000 for 2008.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)

Code of ethics that is the subject of disclosure required by Item 2 was included as Exhibit (a)(1) of the registrant’s Form N-CSR filed on December 8, 2008 (Accession No. 0001193125-08-249460), and is hereby incorporated by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BB&T Funds

By (Signature and Title)*	/s/ E.G. PURCELL, III
E.G. Purcell, III, President (principal executive officer)

Date 11/24/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E.G. PURCELL, III
E.G. Purcell, III, President (principal executive officer)

Date 11/24/09

By (Signature and Title)*	/s/ ANDREW J. MCNALLY
Andrew J. McNally, Treasurer (principal financial officer)

Date 11/24/09

*	Print the name and title of each signing officer under his or her signature.